  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2015



                                                    REGISTRATION NOS. 333-103193
                                                                       811-03713
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-6
                                 ------------



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
PRE-EFFECTIVE AMENDMENT NO.                                       [ ]
POST-EFFECTIVE AMENDMENT NO. 15                                   [X]
                               AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 57                                                  [X]


                        (Check appropriate box or boxes)
                                 ------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact Name of Registrant)


                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)


               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (212) 578-9500



                              ERIC T. STEIGERWALT
                                   PRESIDENT
                       NEW ENGLAND LIFE INSURANCE COMPANY
                        11225 NORTH COMMUNITY HOUSE ROAD
                              CHARLOTTE, NC 28277


                    (Name and Address of Agent for Service)

                                    COPY TO:

                           W. THOMAS CONNER, ESQUIRE
                                 REED SMITH LLP
                          1301 K STREET, NW SUITE 1100

                              WASHINGTON, DC 20005
Approximate Date of Public Offering: On May 1, 2015 or as soon thereafter as practicable


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2015 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.
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This Registration Statement incorporates by reference the Prospectuses and Supplements dated April 28, 2014, April 29, 2013, April 30, 2012, May 1, 2011, May 1, 2010, May 1, 2009 and April 28, 2008 for the Zenith Flexible Life 2001 Policy, each as filed in Post-Effective Amendment No. 14 filed April 22, 2014, Post-Effective Amendment No. 13 filed April 23, 2013, Post-Effective Amendment No. 12 filed April 25, 2012, Post-Effective Amendment No. 11 filed April 25, 2011, Post-Effective Amendment No. 10 filed April 22, 2010, Post-Effective Amendment No. 9 filed April 23, 2009 and Post-Effective Amendment No. 8 filed April 23, 2008, respectively, to the Variable Account's Registration Statement on Form N-6 (File No. 333-103193).

                                NEW ENGLAND LIFE
                               INSURANCE COMPANY
                           ZENITH FLEXIBLE LIFE 2001


                        Supplement Dated May 1, 2015 to

                        Prospectus Dated April 28, 2008


     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus for the above-referenced flexible premium variable life insurance Policies, as periodically and annually supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on request. The Policies are no longer available for sale.



     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is One Financial Center, Boston, Massachusetts 02111.



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.


     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKERCHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                   FEE TABLES


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The table below titled "Minimum and Maximum Total Annual Eligible Fund Operating Expenses" describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. This table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2014, before any fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future.

     More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund and in the table below titled "Eligible Fund Fees and Expenses". This table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2014 before and after any applicable fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-Account investing in the WMC Large Cap Research Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS Research International Portfolio and 0.62% for the Sub-Account investing in the Oppenheimer Global Equity Portfolio.

     CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

     --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.



MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
   Total Annual Fund Operating Expenses
   (expenses that are deducted from Eligible Fund assets, including management fees, distribution
    and/or service (12b-1) fees, and other expenses)......................................    0.27%       1.03%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                     FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................    0.37%     0.25%            0.02%
American Funds Global Small
 Capitalization Fund........................    0.70%     0.25%            0.04%
American Funds Growth Fund..................    0.33%     0.25%            0.02%
American Funds Growth-Income Fund...........    0.27%     0.25%            0.02%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.....................    0.45%     --               0.09%
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio........    0.59%     --             0.05%



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                  EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................   --          0.64%           --          0.64%
American Funds Global Small
 Capitalization Fund........................   --          0.99%           --          0.99%
American Funds Growth Fund..................   --          0.60%           --          0.60%
American Funds Growth-Income Fund...........   --          0.54%           --          0.54%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio..................... 0.06%         0.60%           --          0.60%
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio........   --          0.64%           --          0.64%

                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                           FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
ClearBridge Aggressive Growth Portfolio...........    0.55%          --        0.02%
Harris Oakmark International Portfolio............    0.77%          --        0.06%
Invesco Mid Cap Value Portfolio...................    0.64%          --        0.05%
Invesco Small Cap Growth Portfolio................    0.84%          --        0.03%
Lord Abbett Bond Debenture Portfolio..............    0.51%          --        0.04%
MetLife Asset Allocation 100 Portfolio............    0.07%          --        0.01%
MFS(R) Research International Portfolio...........    0.69%          --        0.07%
Morgan Stanley Mid Cap Growth Portfolio...........    0.64%          --        0.05%
Oppenheimer Global Equity Portfolio...............    0.66%          --        0.08%
PIMCO Inflation Protected Bond Portfolio..........    0.47%          --        0.09%
PIMCO Total Return Portfolio......................    0.48%          --        0.03%
SSGA Growth and Income ETF Portfolio..............    0.30%          --        0.01%
SSGA Growth ETF Portfolio.........................    0.31%          --        0.03%
T. Rowe Price Mid Cap Growth Portfolio............    0.75%          --        0.03%
WMC Large Cap Research Portfolio..................    0.57%          --        0.03%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....    0.79%          --        0.08%
Barclays Aggregate Bond Index Portfolio...........    0.25%          --        0.03%
BlackRock Bond Income Portfolio...................    0.32%          --        0.03%
BlackRock Capital Appreciation Portfolio..........    0.69%          --        0.02%
BlackRock Large Cap Value Portfolio...............    0.63%          --        0.02%
BlackRock Money Market Portfolio..................    0.34%          --        0.03%
Frontier Mid Cap Growth Portfolio.................    0.71%          --        0.05%
Jennison Growth Portfolio.........................    0.59%          --        0.03%
Loomis Sayles Small Cap Core Portfolio............    0.90%          --        0.06%
Loomis Sayles Small Cap Growth Portfolio..........    0.90%          --        0.05%
Met/Artisan Mid Cap Value Portfolio...............    0.81%          --        0.03%
MetLife Asset Allocation 20 Portfolio.............    0.09%          --        0.03%
MetLife Asset Allocation 40 Portfolio.............    0.06%          --          --
MetLife Asset Allocation 60 Portfolio.............    0.05%          --          --
MetLife Asset Allocation 80 Portfolio.............    0.05%          --        0.01%
MetLife Mid Cap Stock Index Portfolio.............    0.25%          --        0.05%
MetLife Stock Index Portfolio.....................    0.25%          --        0.02%
MFS(R) Total Return Portfolio.....................    0.55%          --        0.05%
MFS(R) Value Portfolio............................    0.70%          --        0.02%
MSCI EAFE(R) Index Portfolio......................    0.30%          --        0.10%
Neuberger Berman Genesis Portfolio................    0.80%          --        0.03%
Russell 2000(R) Index Portfolio...................    0.25%          --        0.07%
T. Rowe Price Large Cap Growth Portfolio..........    0.60%          --        0.03%
T. Rowe Price Small Cap Growth Portfolio..........    0.47%          --        0.04%
Western Asset Management Strategic
 Bond Opportunities Portfolio.....................    0.59%          --        0.06%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                        EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------------- ----------- ----------- --------------- -----------
ClearBridge Aggressive Growth Portfolio...........   --          0.57%     0.01%             0.56%
Harris Oakmark International Portfolio............   --          0.83%     0.02%             0.81%
Invesco Mid Cap Value Portfolio................... 0.04%         0.73%     0.02%             0.71%
Invesco Small Cap Growth Portfolio................   --          0.87%     0.01%             0.86%
Lord Abbett Bond Debenture Portfolio..............   --          0.55%     0.01%             0.54%
MetLife Asset Allocation 100 Portfolio............ 0.68%         0.76%       --              0.76%
MFS(R) Research International Portfolio...........   --          0.76%     0.06%             0.70%
Morgan Stanley Mid Cap Growth Portfolio...........   --          0.69%     0.01%             0.68%
Oppenheimer Global Equity Portfolio...............   --          0.74%     0.06%             0.68%
PIMCO Inflation Protected Bond Portfolio..........   --          0.56%     0.01%             0.55%
PIMCO Total Return Portfolio......................   --          0.51%     0.04%             0.47%
SSGA Growth and Income ETF Portfolio.............. 0.22%         0.53%       --              0.53%
SSGA Growth ETF Portfolio......................... 0.24%         0.58%       --              0.58%
T. Rowe Price Mid Cap Growth Portfolio............   --          0.78%       --              0.78%
WMC Large Cap Research Portfolio..................   --          0.60%     0.05%             0.55%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....   --          0.87%     0.12%             0.75%
Barclays Aggregate Bond Index Portfolio...........   --          0.28%     0.00%             0.28%
BlackRock Bond Income Portfolio...................   --          0.35%     0.00%             0.35%
BlackRock Capital Appreciation Portfolio..........   --          0.71%     0.06%             0.65%
BlackRock Large Cap Value Portfolio...............   --          0.65%     0.03%             0.62%
BlackRock Money Market Portfolio..................   --          0.37%     0.02%             0.35%
Frontier Mid Cap Growth Portfolio.................   --          0.76%     0.01%             0.75%
Jennison Growth Portfolio.........................   --          0.62%     0.08%             0.54%
Loomis Sayles Small Cap Core Portfolio............ 0.07%         1.03%     0.08%             0.95%
Loomis Sayles Small Cap Growth Portfolio..........   --          0.95%     0.09%             0.86%
Met/Artisan Mid Cap Value Portfolio...............   --          0.84%       --              0.84%
MetLife Asset Allocation 20 Portfolio............. 0.52%         0.64%     0.02%             0.62%
MetLife Asset Allocation 40 Portfolio............. 0.56%         0.62%       --              0.62%
MetLife Asset Allocation 60 Portfolio............. 0.60%         0.65%       --              0.65%
MetLife Asset Allocation 80 Portfolio............. 0.65%         0.71%       --              0.71%
MetLife Mid Cap Stock Index Portfolio............. 0.01%         0.31%     0.00%             0.31%
MetLife Stock Index Portfolio.....................   --          0.27%     0.01%             0.26%
MFS(R) Total Return Portfolio.....................   --          0.60%       --              0.60%
MFS(R) Value Portfolio............................   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio...................... 0.01%         0.41%     0.00%             0.41%
Neuberger Berman Genesis Portfolio................   --          0.83%     0.00%             0.83%
Russell 2000(R) Index Portfolio................... 0.05%         0.37%     0.01%             0.36%
T. Rowe Price Large Cap Growth Portfolio..........   --          0.63%     0.02%             0.61%
T. Rowe Price Small Cap Growth Portfolio..........   --          0.51%       --              0.51%
Western Asset Management Strategic
 Bond Opportunities Portfolio.....................   --          0.65%     0.04%             0.61%

                                                              DISTRIBUTION
                                                                 AND/OR
                                                 MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                        FEE      (12B-1) FEES   EXPENSES
----------------------------------------------- ------------ -------------- ----------
Western Asset Management
 U.S. Government Portfolio.....................    0.47%          --          0.02%
WMC Balanced Portfolio.........................    0.46%          --          0.07%
WMC Core Equity Opportunities Portfolio........    0.70%          --          0.03%



                                                  ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                 FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                    AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                     EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
----------------------------------------------- ----------- ----------- --------------- -----------
Western Asset Management
 U.S. Government Portfolio.....................     --        0.49%         0.01%         0.48%
WMC Balanced Portfolio.........................     --        0.53%         0.00%         0.53%
WMC Core Equity Opportunities Portfolio........     --        0.73%         0.11%         0.62%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


     An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

     Fidelity(R) Variable Insurance Products and the American Funds Insurance Series(R) are not affiliated with NELICO.



            THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS


THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


ELIGIBLE FUND                          INVESTMENT OBJECTIVE                        INVESTMENT ADVISER/SUBADVISER
------------------------------------   -----------------------------------------   --------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund               Seeks as high a level of current income     Capital Research and Management
                                       as is consistent with the preservation      Company
                                       of capital.
American Funds Global Small            Seeks long-term growth of capital.          Capital Research and Management
 Capitalization Fund                                                               Company
American Funds Growth Fund             Seeks growth of capital.                    Capital Research and Management
                                                                                   Company
American Funds Growth-Income Fund      Seeks long-term growth of capital and       Capital Research and Management
                                       income.                                     Company

ELIGIBLE FUND                               INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
-----------------------------------------   ------------------------------------------   -------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio                     Seeks reasonable income. The fund            Fidelity Management & Research
                                            will also consider the potential for         Company
                                            capital appreciation. The fund's goal is     Subadviser: FMR Co., Inc.
                                            to achieve a yield which exceeds the
                                            composite yield on the securities
                                            comprising the S&P 500(R) Index.
MET INVESTORS SERIES TRUST --
 CLASS A
Clarion Global Real Estate Portfolio        Seeks total return through investment        MetLife Advisers, LLC
                                            in real estate securities, emphasizing       Subadviser: CBRE Clarion Securities
                                            both capital appreciation and current        LLC
                                            income.
ClearBridge Aggressive Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: ClearBridge Investments,
                                                                                         LLC
Harris Oakmark International Portfolio      Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                         Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio             Seeks high total return by investing in      MetLife Advisers, LLC
                                            equity securities of mid-sized               Subadviser: Invesco Advisers, Inc.
                                            companies.
Invesco Small Cap Growth Portfolio          Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                         Subadviser: Invesco Advisers, Inc.
Lord Abbett Bond Debenture Portfolio        Seeks high current income and the            MetLife Advisers, LLC
                                            opportunity for capital appreciation to      Subadviser: Lord, Abbett & Co. LLC
                                            produce a high total return.
MetLife Asset Allocation 100 Portfolio      Seeks growth of capital.                     MetLife Advisers, LLC
MFS(R) Research International Portfolio     Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: Massachusetts Financial
                                                                                         Services Company
Morgan Stanley Mid Cap Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: Morgan Stanley
                                                                                         Investment Management Inc.
Oppenheimer Global Equity Portfolio         Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond              Seeks maximum real return, consistent        MetLife Advisers, LLC
 Portfolio                                  with preservation of capital and             Subadviser: Pacific Investment
                                            prudent investment management.               Management Company LLC
PIMCO Total Return Portfolio                Seeks maximum total return,                  MetLife Advisers, LLC
                                            consistent with the preservation of          Subadviser: Pacific Investment
                                            capital and prudent investment               Management Company LLC
                                            management.
SSGA Growth and Income ETF Portfolio        Seeks growth of capital and income.          MetLife Advisers, LLC
                                                                                         Subadviser: SSGA Funds Management,
                                                                                         Inc.

ELIGIBLE FUND                              INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ------------------------------------------   --------------------------------------
SSGA Growth ETF Portfolio                  Seeks growth of capital.                     MetLife Advisers, LLC
                                                                                        Subadviser: SSGA Funds Management,
                                                                                        Inc.
T. Rowe Price Mid Cap Growth Portfolio     Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: T. Rowe Price Associates,
                                                                                        Inc.
WMC Large Cap Research Portfolio           Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                        Subadviser: Wellington Management
                                                                                        Company LLP
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock        Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Baillie Gifford Overseas
                                                                                        Limited
Barclays Aggregate Bond Index              Seeks to track the performance of the        MetLife Advisers, LLC
 Portfolio                                 Barclays U.S. Aggregate Bond Index.          Subadviser: MetLife Investment
                                                                                        Management, LLC
BlackRock Bond Income Portfolio            Seeks a competitive total return             MetLife Advisers, LLC
                                           primarily from investing in                  Subadviser: BlackRock Advisors, LLC
                                           fixed-income securities.
BlackRock Capital Appreciation             Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio        Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: BlackRock Advisors, LLC
BlackRock Money Market Portfolio           Seeks a high level of current income         MetLife Advisers, LLC
                                           consistent with preservation of capital.     Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio          Seeks maximum capital appreciation.          MetLife Advisers, LLC
                                                                                        Subadviser: Frontier Capital
                                                                                        Management Company, LLC
Jennison Growth Portfolio                  Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio     Seeks long-term capital growth from          MetLife Advisers, LLC
                                           investments in common stocks or              Subadviser: Loomis, Sayles &
                                           other equity securities.                     Company, L.P.
Loomis Sayles Small Cap Growth             Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Loomis, Sayles &
                                                                                        Company, L.P.
Met/Artisan Mid Cap Value Portfolio        Seeks long-term capital growth.              MetLife Advisers, LLC
                                                                                        Subadviser: Artisan Partners Limited
                                                                                        Partnership
MetLife Asset Allocation 20 Portfolio      Seeks a high level of current income,        MetLife Advisers, LLC
                                           with growth of capital as a secondary
                                           objective.
MetLife Asset Allocation 40 Portfolio      Seeks high total return in the form of       MetLife Advisers, LLC
                                           income and growth of capital, with a
                                           greater emphasis on income.

ELIGIBLE FUND                             INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ------------------------------------------   --------------------------------------
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high level         MetLife Advisers, LLC
                                          of current income and growth of
                                          capital, with a greater emphasis on
                                          growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                     MetLife Advisers, LLC
MetLife Mid Cap Stock Index Portfolio     Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's MidCap 400(R)              Subadviser: MetLife Investment
                                          Composite Stock Price Index.                 Management, LLC
MetLife Stock Index Portfolio             Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's 500(R) Composite           Subadviser: MetLife Investment
                                          Stock Price Index.                           Management, LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return through       MetLife Advisers, LLC
                                          investment in a diversified portfolio.       Subadviser: Massachusetts Financial
                                                                                       Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                       Subadviser: Massachusetts Financial
                                                                                       Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of the        MetLife Advisers, LLC
                                          MSCI EAFE(R) Index.                          Subadviser: MetLife Investment
                                                                                       Management, LLC
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting          MetLife Advisers, LLC
                                          principally of capital appreciation.         Subadviser: Neuberger Berman
                                                                                       Management LLC
Russell 2000(R) Index Portfolio           Seeks to track the performance of the        MetLife Advisers, LLC
                                          Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                                       Management, LLC
T. Rowe Price Large Cap Growth            Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
T. Rowe Price Small Cap Growth            Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
Western Asset Management Strategic        Seeks to maximize total return               MetLife Advisers, LLC
 Bond Opportunities Portfolio             consistent with preservation of capital.     Subadviser: Western Asset
                                                                                       Management Company
Western Asset Management                  Seeks to maximize total return               MetLife Advisers, LLC
 U.S. Government Portfolio                consistent with preservation of capital      Subadviser: Western Asset
                                          and maintenance of liquidity.                Management Company
WMC Balanced Portfolio                    Seeks long-term capital appreciation         MetLife Advisers, LLC
                                          with some current income.                    Subadviser: Wellington Management
                                                                                       Company LLP
WMC Core Equity Opportunities             Seeks to provide a growing stream of         MetLife Advisers, LLC
 Portfolio                                income over time and, secondarily,           Subadviser: Wellington Management
                                          long-term capital appreciation and           Company LLP
                                          current income.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.


                   RECEIPT OF COMMUNICATIONS AND PAYMENTS AT
                           NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


      Premium Payments................................................   New England Life Insurance Company
                                                                         P.O. Box 371499
                                                                         Pittsburgh, PA 15250-7499
      Payment Inquiries and Correspondence............................   New England Life Insurance Company
                                                                         P.O. Box 323
                                                                         Warwick, RI 02887-0323
      Beneficiary and Ownership Changes...............................   New England Life Insurance Company
                                                                         P.O. Box 541
                                                                         Warwick, RI 02887-0541
      Surrenders, Loans, Withdrawals and Sub-Account Transfers........   New England Life Insurance Company
                                                                         P.O. Box 543
                                                                         Warwick, RI 02887-0543
      Death Claims....................................................   New England Life Insurance Company
                                                                         P.O. Box 353
                                                                         Warwick, RI 02887-0353
      Sub-Account Transfers by Telephone..............................   (800) 200-2214
      All Other Telephone Transactions and Inquiries..................   (800) 388-4000

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.



CYBERSECURITY

     Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

     We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on NELICO and the Variable Account, as well as Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

     Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate cash value; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



                                 DEATH BENEFITS


INCREASE IN FACE AMOUNT

     The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Since we no longer issue the Policy, we will satisfy your request for a face increase by issuing to you a variable life insurance policy that we are offering at the time of your request. The terms and conditions that will apply to the variable life insurance policy issued as an Increase Policy will be described in the policy's prospectus. The minimum required face amount for an Increase Policy, subject to certain state law requirements, is $25,000, and you may reduce the face amount of the Increase Policy to below $25,000. If we issue you an Increase Policy, you will have the right to examine the policy and may return it to us as provided in the Increase Policy's prospectus. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.


                                   TRANSFERS


TRANSFER OPTION

     After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for tansfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the tranfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


                               TAX CONSIDERATIONS


INTRODUCTION


     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.



TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.


     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.


     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test". A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.


       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.

     If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS.

Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional income tax.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


     MULTIPLE POLICIES. All MECs that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.


     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


     Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


     Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


     Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

     In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

     OTHER TAX CONSIDERATIONS. Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                              FINANCIAL STATEMENTS

     Financial statements for the Variable Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or by telephoning 1-800-200-2214. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                          FLEXIBLE PREMIUM ADJUSTABLE
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                  May 1, 2015



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 28, 2008, as supplemented, and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, New York 10036.


                                     SAI-1

                               TABLE OF CONTENTS





                                                                             PAGE
                                                                          -------
GENERAL INFORMATION AND HISTORY........................................     SAI-3
   The Company.........................................................     SAI-3
   The Variable Account................................................     SAI-3
DISTRIBUTION OF THE POLICIES...........................................     SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.............     SAI-4
   Dollar Cost Averaging For Zenith Flexible Life 2001 Policies........     SAI-4
   Asset Rebalancing For Zenith Flexible Life 2001 Policies............     SAI-4
   Dollar Cost Averaging For Zenith Flexible Life 2002 Policies........     SAI-5
   Portfolio Rebalancing For Zenith Flexible Life 2002 Policies........     SAI-5
   Payment of Proceeds.................................................     SAI-6
   Payment Options.....................................................     SAI-6
ADDITIONAL INFORMATION ABOUT CHARGES...................................     SAI-7
   Group or Sponsored Arrangements.....................................     SAI-7
POTENTIAL CONFLICTS OF INTEREST........................................     SAI-7
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................     SAI-7
MISSTATEMENT OF AGE OR SEX.............................................     SAI-7
REPORTS................................................................     SAI-8
PERSONALIZED ILLUSTRATIONS.............................................     SAI-8
PERFORMANCE DATA.......................................................     SAI-8
INVESTMENT ADVICE......................................................     SAI-8
REGISTRATION STATEMENT.................................................    SAI-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    SAI-12
FINANCIAL STATEMENTS...................................................    SAI-12


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at One Financial Center, Boston, Massachusetts 02111.


     MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2014, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.



THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.


                          DISTRIBUTION OF THE POLICIES

     The Policies are no longer offered for sale.

     MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000 and its principal executive offices are located at 1095 Avenue of the Americas, New York, New York 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.


                                     SAI-3

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:



                                           AGGREGATE AMOUNT OF
                  AGGREGATE AMOUNT OF    COMMISSIONS RETAINED BY
                      COMMISSIONS       DISTRIBUTOR AFTER PAYMENTS
FISCAL YEAR       PAID TO DISTRIBUTOR        TO SELLING FIRMS
---------------- --------------------- ---------------------------
   2014..........$ 5,653,814           $ 0
   2013..........$ 9,732,533           $ 0
   2012..........$12,388,244           $ 0


     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES


DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES


     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.


ASSET REBALANCING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES


     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your


                                     SAI-4
specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.


DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient cash value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient cash value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.


PORTFOLIO REBALANCING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.


                                     SAI-5

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.


PAYMENT OF PROCEEDS

     We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.


PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

   (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

   (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

   (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or
              (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

                                     SAI-6

                      ADDITIONAL INFORMATION ABOUT CHARGES


GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.


                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.


                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                     SAI-7

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.


                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.


                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.


                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.


                                     SAI-8

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (which was renamed the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently the Loomis Sayles Small Cap Core Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (which was renamed the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the FI Value Leaders Portfolio (formerly the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to Met/Artisan Mid Cap Value Portfolio (formerly the Harris Oakmark Focused Value Portfolio which was formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000 and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company(Reg. TM), LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS(Reg. TM) Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(Reg. TM) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to


                                     SAI-9
the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS(Reg. TM) Research Managers Portfolio merged with and into the MFS(Reg. TM) Investors Trust Portfolio and the MFS(Reg. TM) Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(Reg. TM) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the MSCI EAFE(Reg. TM) Index Portfolio and the Russell 2000(Reg. TM) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Baillie Gifford International Stock Portfolio (formerly the Artio International Stock Portfolio which was formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009 and was replaced by Baillie Gifford Overseas Limited on February 1, 2012. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, where Legg Mason Capital Management, Inc. became the sub-adviser to the Portfolios, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the BlackRock Strategic Value Portfolio. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(Reg. TM) Value Portfolio (formerly the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.


                                     SAI-10

     On or about May 2, 2011, the MetLife Aggressive Allocation Portfolio merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. On January 12, 2012, Lord Abbett & Co. LLC became the subadviser to the Neuberger Berman Mid Cap Value Portfolio which became known as the Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, the Lord Abbett Mid Cap Value Portfolio merged into the Lord Abbett Mid Cap Value Portfolio of the Met Investors Series Trust.

     As of January 7, 2013, Frontier Capital Management Company, LLC became the sub-adviser to the Frontier Mid Cap Growth Portfolio (formerly the BlackRock Aggressive Growth Portfolio). As of April 29, 2013, the sub-adviser MetLife Investment Advisors Company, LLC was renamed MetLife Investment Management, LLC.

     As of February 3, 2014, Wellington Management Company, LLP became the sub-adviser to both the WMC Core Equity Opportunities Portfolio (formerly the Davis Venture Value Portfolio) and the WMC Balanced Portfolio (formerly the BackRock Diversified Portfolio).

     The following is the sub-adviser history of the Met Investors Series
Trust:

     The sub-adviser to the T. Rowe Price Mid Cap Growth Portfolio (formerly the MFS(Reg. TM) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid Cap Portfolio (formerly the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, MFS Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.

     On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).

     On or about May 2, 2011, the Legg Mason Value Equity Portfolio merged into the Legg Mason ClearBridge Aggressive Growth Portfolio.

     As of April 29, 2013, ClearBridge Investments, LLC became the sub-adviser to the ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio).

     As of October 1, 2013, Invesco Advisers, Inc. became the sub-adviser to the Invesco Mid Cap Value Portfolio (formerly the Lord Abbett Mid Cap Value Portfolio). As of November 1, 2013, ClearBridge Investments, LLC became the sub-adviser to the ClearBridge Aggressive Growth Portfolio II (formerly the Janus Forty Portfolio). As of February 3, 2014, Wellington Management Company, LLP became the sub-adviser to the WMC Large Cap Research Portfolio (formerly the BlackRock Large Cap Core Portfolio). As of April 28, 2014, the ClearBridge Aggressive Growth Portfolio II was merged into the ClearBridge Aggressive Growth Portfolio.

     With regard to both the Met Series Fund and the Met Investors Series Trust, the following fund mergers became effective as of April 29, 2013: the FI Value Leaders Portfolio of the Met Series Fund was merged into the MFS Value Portfolio of the Met Series Fund, the MLA Mid Cap Portfolio (formerly the Lazard Mid Cap Portfolio) of the Met Investors Series Trust was merged into the Neuberger Berman Genesis Portfolio of the Met Series Fund, the RCM Technology Portfolio of the Met Investors Series Trust was merged into the T. Rowe Price Large Cap Growth Portfolio of the Met Series Fund and the Zenith Equity Portfolio of the Met Series Fund was merged into the MetLife Aggressive


                                     SAI-11

Strategy Portfolio of the Met Investors Series Trust. Additionally, also effective April 29, 2013, the Oppenheimer Global Equity Portfolio of the Met Series Fund merged into the Met/Templeton Growth Portfolio of the Met Investors Series Trust and the Met/Templeton Growth Portfolio of the Met Investors Series Trust was then renamed Oppenheimer Global Equity Portfolio. The sub-adviser of Oppenheimer Global Equity Portfolio is OppenheimerFunds, Inc.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                              FINANCIAL STATEMENTS

     The financial statements of the Variable Account, NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.


                                     SAI-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2014, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2014, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2015

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                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2014


                                                                    AMERICAN FUNDS
                                              AMERICAN FUNDS         GLOBAL SMALL         AMERICAN FUNDS       AMERICAN FUNDS
                                                   BOND             CAPITALIZATION            GROWTH            GROWTH-INCOME
                                                SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                            -------------------   ------------------   -------------------   -------------------
ASSETS:
   Investments at fair value..............  $        10,875,774   $       59,191,170   $       188,627,622   $       133,304,247
   Due from New England Life
     Insurance Company....................                   --                   --                    --                    --
                                            -------------------   ------------------   -------------------   -------------------
       Total Assets.......................           10,875,774           59,191,170           188,627,622           133,304,247
                                            -------------------   ------------------   -------------------   -------------------
LIABILITIES:
   Accrued fees...........................                   95                   30                    19                    27
   Due to New England Life
     Insurance Company....................                   38                3,066               292,625               222,490
                                            -------------------   ------------------   -------------------   -------------------
       Total Liabilities..................                  133                3,096               292,644               222,517
                                            -------------------   ------------------   -------------------   -------------------

NET ASSETS................................  $        10,875,641   $       59,188,074   $       188,334,978   $       133,081,730
                                            ===================   ==================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                                            MIST                                   MIST HARRIS
                                   FIDELITY VIP        CLARION GLOBAL      MIST CLEARBRIDGE          OAKMARK
                                   EQUITY-INCOME         REAL ESTATE       AGGRESSIVE GROWTH      INTERNATIONAL
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $       113,197,026  $        22,374,670  $        41,499,579  $        51,680,416
   Due from New England Life
     Insurance Company........                   --                  237                   --                  248
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........          113,197,026           22,374,907           41,499,579           51,680,664
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   --                   78                   25                   35
   Due to New England Life
     Insurance Company........               19,131                   --               14,656                   --
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......               19,131                   78               14,681                   35
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $       113,177,895  $        22,374,829  $        41,484,898  $        51,680,629
                                ===================  ===================  ===================  ===================


                                    MIST INVESCO         MIST INVESCO       MIST LORD ABBETT       MIST METLIFE
                                    MID CAP VALUE      SMALL CAP GROWTH      BOND DEBENTURE    ASSET ALLOCATION 100
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $        33,687,294  $         4,960,511  $        37,330,126  $       481,220,753
   Due from New England Life
     Insurance Company........                1,557                  505               88,492               46,575
                                -------------------  -------------------  -------------------  --------------------
       Total Assets...........           33,688,851            4,961,016           37,418,618          481,267,328
                                -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                   38                   86                   28                   --
   Due to New England Life
     Insurance Company........                   --                   --                   --                   --
                                -------------------  -------------------  -------------------  --------------------
       Total Liabilities......                   38                   86                   28                   --
                                -------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $        33,688,813  $         4,960,930  $        37,418,590  $       481,267,328
                                ===================  ===================  ===================  ====================

                                      MIST MFS               MIST
                                      RESEARCH          MORGAN STANLEY
                                    INTERNATIONAL       MID CAP GROWTH
                                     SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $        88,267,071  $        22,218,435
   Due from New England Life
     Insurance Company........               76,694                   --
                                -------------------  -------------------
       Total Assets...........           88,343,765           22,218,435
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   14                   38
   Due to New England Life
     Insurance Company........                   --                2,193
                                -------------------  -------------------
       Total Liabilities......                   14                2,231
                                -------------------  -------------------

NET ASSETS....................  $        88,343,751  $        22,216,204
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                       MIST                 MIST                                   MIST SSGA
                                    OPPENHEIMER        PIMCO INFLATION       MIST PIMCO           GROWTH AND
                                   GLOBAL EQUITY       PROTECTED BOND       TOTAL RETURN          INCOME ETF
                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                ------------------  -------------------  -------------------  ------------------
ASSETS:
   Investments at fair value..  $       10,082,331  $        12,660,532  $       124,181,605  $        9,711,672
   Due from New England Life
     Insurance Company........                  --                5,025               16,616               4,254
                                ------------------  -------------------  -------------------  ------------------
       Total Assets...........          10,082,331           12,665,557          124,198,221           9,715,926
                                ------------------  -------------------  -------------------  ------------------
LIABILITIES:
   Accrued fees...............                  68                   65                   36                  56
   Due to New England Life
     Insurance Company........             150,849                   --                   --                  --
                                ------------------  -------------------  -------------------  ------------------
       Total Liabilities......             150,917                   65                   36                  56
                                ------------------  -------------------  -------------------  ------------------

NET ASSETS....................  $        9,931,414  $        12,665,492  $       124,198,185  $        9,715,870
                                ==================  ===================  ===================  ==================

                                                                               MIST WMC               MSF
                                     MIST SSGA       MIST T. ROWE PRICE        LARGE CAP        BAILLIE GIFFORD
                                    GROWTH ETF         MID CAP GROWTH          RESEARCH       INTERNATIONAL STOCK
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                -------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $         9,148,495  $       34,335,330  $         4,495,946  $        22,541,617
   Due from New England Life
     Insurance Company........                1,312                  --                  441                4,225
                                -------------------  ------------------  -------------------  -------------------
       Total Assets...........            9,149,807          34,335,330            4,496,387           22,545,842
                                -------------------  ------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   97                  28                  107                   48
   Due to New England Life
     Insurance Company........                   --              88,954                   --                   --
                                -------------------  ------------------  -------------------  -------------------
       Total Liabilities......                   97              88,982                  107                   48
                                -------------------  ------------------  -------------------  -------------------

NET ASSETS....................  $         9,149,710  $       34,246,348  $         4,496,280  $        22,545,794
                                ===================  ==================  ===================  ===================

                                   MSF BARCLAYS
                                     AGGREGATE          MSF BLACKROCK
                                    BOND INDEX           BOND INCOME
                                    SUB-ACCOUNT          SUB-ACCOUNT
                                ------------------  -------------------
ASSETS:
   Investments at fair value..  $      147,746,591  $        83,328,429
   Due from New England Life
     Insurance Company........                  --                   --
                                ------------------  -------------------
       Total Assets...........         147,746,591           83,328,429
                                ------------------  -------------------
LIABILITIES:
   Accrued fees...............                  43                   16
   Due to New England Life
     Insurance Company........               3,064                2,111
                                ------------------  -------------------
       Total Liabilities......               3,107                2,127
                                ------------------  -------------------

NET ASSETS....................  $      147,743,484  $        83,326,302
                                ==================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                    MSF BLACKROCK        MSF BLACKROCK         MSF BLACKROCK       MSF FRONTIER
                                CAPITAL APPRECIATION    LARGE CAP VALUE        MONEY MARKET       MID CAP GROWTH
                                     SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                --------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $       176,475,260   $        13,331,659  $        48,627,574  $         4,583,642
   Due from New England Life
     Insurance Company........                   --                    --                9,128                   --
                                --------------------  -------------------  -------------------  -------------------
       Total Assets...........          176,475,260            13,331,659           48,636,702            4,583,642
                                --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   17                    85                   10                   74
   Due to New England Life
     Insurance Company........               33,175                   184                   --                  495
                                --------------------  -------------------  -------------------  -------------------
       Total Liabilities......               33,192                   269                   10                  569
                                --------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $       176,442,068   $        13,331,390  $        48,636,692  $         4,583,073
                                ====================  ===================  ===================  ===================

                                    MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                       GROWTH           SMALL CAP CORE      SMALL CAP GROWTH       MID CAP VALUE
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $        12,020,082  $       148,406,706  $         9,385,583  $       115,343,376
   Due from New England Life
     Insurance Company........                   --                   --                   --                2,523
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........           12,020,082          148,406,706            9,385,583          115,345,899
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   99                   --                   83                    8
   Due to New England Life
     Insurance Company........                  470               12,026                1,514                   --
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                  569               12,026                1,597                    8
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $        12,019,513  $       148,394,680  $         9,383,986  $       115,345,891
                                ===================  ===================  ===================  ===================

                                     MSF METLIFE          MSF METLIFE
                                 ASSET ALLOCATION 20  ASSET ALLOCATION 40
                                     SUB-ACCOUNT          SUB-ACCOUNT
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $         9,356,048   $        14,220,898
   Due from New England Life
     Insurance Company........                  119                 1,796
                                --------------------  -------------------
       Total Assets...........            9,356,167            14,222,694
                                --------------------  -------------------
LIABILITIES:
   Accrued fees...............                  117                    57
   Due to New England Life
     Insurance Company........                   --                    --
                                --------------------  -------------------
       Total Liabilities......                  117                    57
                                --------------------  -------------------

NET ASSETS....................  $         9,356,050   $        14,222,637
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014



                                    MSF METLIFE          MSF METLIFE          MSF METLIFE           MSF METLIFE
                                ASSET ALLOCATION 60  ASSET ALLOCATION 80  MID CAP STOCK INDEX       STOCK INDEX
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $        55,774,485  $        62,500,325  $       24,357,353   $       180,844,634
   Due from New England Life
     Insurance Company........                    5               12,748                  --                    --
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........           55,774,490           62,513,073          24,357,353           180,844,634
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   49                   19                  24                    --
   Due to New England Life
     Insurance Company........                   --                   --                 288                29,746
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                   49                   19                 312                29,746
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $        55,774,441  $        62,513,054  $       24,357,041   $       180,814,888
                                ===================  ===================  ===================  ===================


                                      MSF MFS                                  MSF MSCI          MSF NEUBERGER
                                   TOTAL RETURN         MSF MFS VALUE         EAFE INDEX        BERMAN GENESIS
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                ------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $       95,274,378  $        75,179,572  $        12,256,597  $        50,891,853
   Due from New England Life
     Insurance Company........                  --                   --                   --                  148
                                ------------------  -------------------  -------------------  -------------------
       Total Assets...........          95,274,378           75,179,572           12,256,597           50,892,001
                                ------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                  16                   33                   59                   24
   Due to New England Life
     Insurance Company........             123,058              197,937                  958                   --
                                ------------------  -------------------  -------------------  -------------------
       Total Liabilities......             123,074              197,970                1,017                   24
                                ------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $       95,151,304  $        74,981,602  $        12,255,580  $        50,891,977
                                ==================  ===================  ===================  ===================


                                    MSF RUSSELL       MSF T. ROWE PRICE
                                    2000 INDEX        LARGE CAP GROWTH
                                    SUB-ACCOUNT          SUB-ACCOUNT
                                ------------------  -------------------
ASSETS:
   Investments at fair value..  $       23,989,802  $        25,834,058
   Due from New England Life
     Insurance Company........                  --                1,256
                                ------------------  -------------------
       Total Assets...........          23,989,802           25,835,314
                                ------------------  -------------------
LIABILITIES:
   Accrued fees...............                  35                   28
   Due to New England Life
     Insurance Company........                 322                   --
                                ------------------  -------------------
       Total Liabilities......                 357                   28
                                ------------------  -------------------

NET ASSETS....................  $       23,989,445  $        25,835,286
                                ==================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2014


                                                      MSF WESTERN ASSET
                                                         MANAGEMENT       MSF WESTERN ASSET                             MSF WMC
                                 MSF T. ROWE PRICE     STRATEGIC BOND        MANAGEMENT             MSF WMC           CORE EQUITY
                                 SMALL CAP GROWTH       OPPORTUNITIES      U.S. GOVERNMENT         BALANCED          OPPORTUNITIES
                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                ------------------  -------------------  -------------------  ------------------  ------------------
ASSETS:
   Investments at fair value..  $       11,700,991  $        18,029,014  $         6,312,504  $        5,446,905  $      273,767,137
   Due from New England Life
     Insurance Company........                  --                  415                1,437                  --                  --
                                ------------------  -------------------  -------------------  ------------------  ------------------
       Total Assets...........          11,700,991           18,029,429            6,313,941           5,446,905         273,767,137
                                ------------------  -------------------  -------------------  ------------------  ------------------
LIABILITIES:
   Accrued fees...............                  70                   27                  109                  78                  --
   Due to New England Life
     Insurance Company........                 529                   --                   --             138,841              19,974
                                ------------------  -------------------  -------------------  ------------------  ------------------
       Total Liabilities......                 599                   27                  109             138,919              19,974
                                ------------------  -------------------  -------------------  ------------------  ------------------

NET ASSETS....................  $       11,700,392  $        18,029,402  $         6,313,832  $        5,307,986  $      273,747,163
                                ==================  ===================  ===================  ==================  ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                                   AMERICAN FUNDS BOND
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2014                   2013                  2012
                                                            -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $           210,552   $           191,013   $            260,448
                                                            -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               32,272                33,341                 34,309
                                                            -------------------   -------------------   --------------------
           Net investment income (loss)...................              178,280               157,672                226,139
                                                            -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                3,943               124,456                     --
      Realized gains (losses) on sale of investments......               14,056                13,107                 84,396
                                                            -------------------   -------------------   --------------------
           Net realized gains (losses)....................               17,999               137,563                 84,396
                                                            -------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..              317,789             (572,371)                212,973
                                                            -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              335,788             (434,808)                297,369
                                                            -------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           514,068   $         (277,136)   $            523,508
                                                            ===================   ===================   ====================


                                                                       AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $             73,939   $           494,642   $           685,913
                                                            --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               223,744               210,569               192,087
                                                            --------------------   -------------------   -------------------
           Net investment income (loss)...................             (149,805)               284,073               493,826
                                                            --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................               277,279                    --                    --
      Realized gains (losses) on sale of investments......             1,187,177               552,674             (461,279)
                                                            --------------------   -------------------   -------------------
           Net realized gains (losses)....................             1,464,456               552,674             (461,279)
                                                            --------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..             (212,569)            13,160,218             8,299,492
                                                            --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             1,251,887            13,712,892             7,838,213
                                                            --------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          1,102,082   $        13,996,965   $         8,332,039
                                                            ====================   ===================   ===================


                                                                                  AMERICAN FUNDS GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          1,472,161   $         1,578,456   $         1,225,889
                                                            --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               618,476               563,345               526,589
                                                            --------------------   -------------------   -------------------
           Net investment income (loss)...................               853,685             1,015,111               699,300
                                                            --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             9,065,271                    --                    --
      Realized gains (losses) on sale of investments......             4,970,939             4,396,782             1,943,222
                                                            --------------------   -------------------   -------------------
           Net realized gains (losses)....................            14,036,210             4,396,782             1,943,222
                                                            --------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..             (222,781)            38,731,483            22,231,476
                                                            --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            13,813,429            43,128,265            24,174,698
                                                            --------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         14,667,114   $        44,143,376   $        24,873,998
                                                            ====================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                              AMERICAN FUNDS GROWTH-INCOME
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $         1,678,302   $          1,541,974   $          1,581,951
                                                            -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................              379,074                330,597                292,686
                                                            -------------------   --------------------   --------------------
           Net investment income (loss)...................            1,299,228              1,211,377              1,289,265
                                                            -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            6,245,670                     --                     --
      Realized gains (losses) on sale of investments......            2,488,720              1,863,711                430,603
                                                            -------------------   --------------------   --------------------
           Net realized gains (losses)....................            8,734,390              1,863,711                430,603
                                                            -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..            2,737,001             29,135,644             13,673,412
                                                            -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           11,471,391             30,999,355             14,104,015
                                                            -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        12,770,619   $         32,210,732   $         15,393,280
                                                            ===================   ====================   ====================


                                                                               FIDELITY VIP EQUITY-INCOME
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                   2014                   2013                   2012
                                                            -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $         3,181,214   $          2,606,722   $          2,901,149
                                                            -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................              630,781                590,399                536,957
                                                            -------------------   --------------------   --------------------
           Net investment income (loss)...................            2,550,433              2,016,323              2,364,192
                                                            -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,556,221              6,907,876              5,933,701
      Realized gains (losses) on sale of investments......              765,222                399,654              (979,196)
                                                            -------------------   --------------------   --------------------
           Net realized gains (losses)....................            2,321,443              7,307,530              4,954,505
                                                            -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..            3,880,845             15,794,485              7,110,204
                                                            -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            6,202,288             23,102,015             12,064,709
                                                            -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         8,752,721   $         25,118,338   $         14,428,901
                                                            ===================   ====================   ====================


                                                                             MIST CLARION GLOBAL REAL ESTATE
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            -------------------    -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $           389,088    $         1,454,746   $            425,906
                                                            -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               67,984                 66,353                 60,211
                                                            -------------------    -------------------   --------------------
           Net investment income (loss)...................              321,104              1,388,393                365,695
                                                            -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                     --                     --
      Realized gains (losses) on sale of investments......            (173,694)              (201,401)              (542,825)
                                                            -------------------    -------------------   --------------------
           Net realized gains (losses)....................            (173,694)              (201,401)              (542,825)
                                                            -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments..            2,539,435              (486,517)              4,428,043
                                                            -------------------    -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            2,365,741              (687,918)              3,885,218
                                                            -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         2,686,845    $           700,475   $          4,250,913
                                                            ===================    ===================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                            MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                  2012
                                                            --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $             65,122   $            61,820   $             27,498
                                                            --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               132,315                66,818                 57,791
                                                            --------------------   -------------------   --------------------
           Net investment income (loss)...................              (67,193)               (4,998)               (30,293)
                                                            --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                    --                     --
      Realized gains (losses) on sale of investments......               850,440               657,110                202,363
                                                            --------------------   -------------------   --------------------
           Net realized gains (losses)....................               850,440               657,110                202,363
                                                            --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..             4,989,799             5,128,373              1,984,742
                                                            --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             5,840,239             5,785,483              2,187,105
                                                            --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          5,773,046   $         5,780,485   $          2,156,812
                                                            ====================   ===================   ====================


                                                                            MIST HARRIS OAKMARK INTERNATIONAL
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                   2014                   2013                  2012
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         1,428,998   $          1,360,425   $           773,104
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              208,038                193,554               161,448
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................            1,220,960              1,166,871               611,656
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            5,255,502                     --                    --
      Realized gains (losses) on sale of investments......              740,729                793,488             (612,881)
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            5,996,231                793,488             (612,881)
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..         (10,494,661)             11,642,328            10,821,968
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (4,498,430)             12,435,816            10,209,087
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (3,277,470)   $         13,602,687   $        10,820,743
                                                            ===================   ====================   ===================


                                                                                MIST INVESCO MID CAP VALUE
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                2012 (a)
                                                            --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            232,086   $           281,062   $                 --
                                                            --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               122,985               116,165                 69,873
                                                            --------------------   -------------------   --------------------
           Net investment income (loss)...................               109,101               164,897               (69,873)
                                                            --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             5,712,983                    --                     --
      Realized gains (losses) on sale of investments......               501,509               562,422               (67,480)
                                                            --------------------   -------------------   --------------------
           Net realized gains (losses)....................             6,214,492               562,422               (67,480)
                                                            --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..           (3,309,860)             7,352,115                933,693
                                                            --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             2,904,632             7,914,537                866,213
                                                            --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          3,013,733   $         8,079,434   $            796,340
                                                            ====================   ===================   ====================

(a) For the period April 30, 2012 to December 31, 2012.




 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                              MIST INVESCO SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                   2014                   2013                   2012
                                                            -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $             16,988   $                 --
                                                            -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               17,127                 15,191                 13,008
                                                            -------------------   --------------------   --------------------
           Net investment income (loss)...................             (17,127)                  1,797               (13,008)
                                                            -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              545,109                230,859                217,852
      Realized gains (losses) on sale of investments......              205,574                193,757                 83,948
                                                            -------------------   --------------------   --------------------
           Net realized gains (losses)....................              750,683                424,616                301,800
                                                            -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..            (364,505)                943,185                254,975
                                                            -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              386,178              1,367,801                556,775
                                                            -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           369,051   $          1,369,598   $            543,767
                                                            ===================   ====================   ====================


                                                                              MIST LORD ABBETT BOND DEBENTURE
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                  2012
                                                            --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          2,192,076   $          2,510,640   $         2,650,734
                                                            --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               140,009                138,039               138,173
                                                            --------------------   --------------------   -------------------
           Net investment income (loss)...................             2,052,067              2,372,601             2,512,561
                                                            --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             1,021,870                     --                    --
      Realized gains (losses) on sale of investments......               238,334                336,373               261,510
                                                            --------------------   --------------------   -------------------
           Net realized gains (losses)....................             1,260,204                336,373               261,510
                                                            --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..           (1,546,060)                 60,078             1,550,105
                                                            --------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             (285,856)                396,451             1,811,615
                                                            --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          1,766,211   $          2,769,052   $         4,324,176
                                                            ====================   ====================   ===================


                                                                             MIST METLIFE ASSET ALLOCATION 100
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                   2012
                                                            --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          4,562,213   $             79,746   $            62,145
                                                            --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             2,847,131              1,863,602                20,669
                                                            --------------------   --------------------   -------------------
           Net investment income (loss)...................             1,715,082            (1,783,856)                41,476
                                                            --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                     --                    --
      Realized gains (losses) on sale of investments......             6,896,229              2,389,277              (49,137)
                                                            --------------------   --------------------   -------------------
           Net realized gains (losses)....................             6,896,229              2,389,277              (49,137)
                                                            --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..            13,478,025             78,354,012             1,143,292
                                                            --------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            20,374,254             80,743,289             1,094,155
                                                            --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         22,089,336   $         78,959,433   $         1,135,631
                                                            ====================   ====================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                            MIST MFS RESEARCH INTERNATIONAL
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,379,426   $         2,666,677   $         1,943,934
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              502,536               504,436               472,233
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            1,876,890             2,162,241             1,471,701
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......            (189,330)             (793,067)           (2,574,142)
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            (189,330)             (793,067)           (2,574,142)
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (8,618,217)            15,498,686            14,802,076
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................          (8,807,547)            14,705,619            12,227,934
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $       (6,930,657)   $        16,867,860   $        13,699,635
                                                            ===================   ===================   ===================


                                                                          MIST MORGAN STANLEY MID CAP GROWTH
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            12,709   $           164,789   $                --
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              108,116                99,943                95,274
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................             (95,407)                64,846              (95,274)
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......              662,160               552,599               333,353
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................              662,160               552,599               333,353
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            (397,027)             6,125,841             1,435,478
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              265,133             6,678,440             1,768,831
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           169,726   $         6,743,286   $         1,673,557
                                                            ===================   ===================   ===================


                                                                             MIST OPPENHEIMER GLOBAL EQUITY
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                   2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           103,186   $           175,428   $           121,147
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               25,402                24,073                29,050
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................               77,784               151,355                92,097
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              299,870                    --                    --
      Realized gains (losses) on sale of investments......              244,193               357,817                57,308
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................              544,063               357,817                57,308
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            (412,091)             1,635,823             1,275,697
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              131,972             1,993,640             1,333,005
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           209,756   $         2,144,995   $         1,425,102
                                                            ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                          MIST PIMCO INFLATION PROTECTED BOND
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           255,718   $          380,671   $           546,087
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               50,314               57,033                60,858
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................              205,404              323,638               485,229
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --              905,883             1,002,146
      Realized gains (losses) on sale of investments......            (251,589)            (338,723)               143,867
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................            (251,589)              567,160             1,146,013
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..              467,838          (2,459,744)             (168,049)
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              216,249          (1,892,584)               977,964
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           421,653   $      (1,568,946)   $         1,463,193
                                                            ===================   ==================   ===================


                                                                                MIST PIMCO TOTAL RETURN
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $        3,188,572   $         5,854,299   $         4,558,312
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             210,033               242,693               258,168
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           2,978,539             5,611,606             4,300,144
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                  --             2,569,920                    --
      Realized gains (losses) on sale of investments......            (10,209)               268,948               574,646
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................            (10,209)             2,838,868               574,646
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           2,372,512          (11,029,103)             7,472,960
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           2,362,303           (8,190,235)             8,047,606
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        5,340,842   $       (2,578,629)   $        12,347,750
                                                            ==================   ===================   ===================


                                                                            MIST SSGA GROWTH AND INCOME ETF
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           286,434   $          276,750   $           220,077
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               41,813               37,442                26,761
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................              244,621              239,308               193,316
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              680,062              237,215               188,319
      Realized gains (losses) on sale of investments......              349,119               69,382               209,616
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................            1,029,181              306,597               397,935
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..            (624,474)              729,065               435,708
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              404,707            1,035,662               833,643
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           649,328   $        1,274,970   $         1,026,959
                                                            ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                                 MIST SSGA GROWTH ETF
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          203,652   $           156,002   $            80,231
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              28,447                26,468                20,171
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             175,205               129,534                60,060
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             599,150               243,753               134,531
      Realized gains (losses) on sale of investments......             112,678                55,282                37,874
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................             711,828               299,035               172,405
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           (429,098)               674,187               313,480
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             282,730               973,222               485,885
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          457,935   $         1,102,756   $           545,945
                                                            ==================   ===================   ===================


                                                                           MIST T. ROWE PRICE MID CAP GROWTH
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $               --   $           113,455   $                --
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             121,956               107,354                98,001
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................           (121,956)                 6,101              (98,001)
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           3,063,380             1,401,795             3,278,863
      Realized gains (losses) on sale of investments......             924,545               740,817               338,731
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................           3,987,925             2,142,612             3,617,594
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..              13,875             6,644,334             (336,849)
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           4,001,800             8,786,946             3,280,745
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        3,879,844   $         8,793,047   $         3,182,744
                                                            ==================   ===================   ===================


                                                                              MIST WMC LARGE CAP RESEARCH
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            39,047   $           47,393   $            37,549
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               10,733                7,685                 7,223
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................               28,314               39,708                30,326
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                   --                    --
      Realized gains (losses) on sale of investments......              121,175              162,606                50,779
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              121,175              162,606                50,779
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..              394,428              773,890               296,676
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              515,603              936,496               347,455
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           543,917   $          976,204   $           377,781
                                                            ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                          MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                        SUB-ACCOUNT
                                                            ------------------------------------------------------------------
                                                                    2014                   2013                   2012
                                                            --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            333,453   $            379,864   $            305,928
                                                            --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               100,445                 99,852                 96,144
                                                            --------------------   --------------------   --------------------
           Net investment income (loss)...................               233,008                280,012                209,784
                                                            --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                     --                     --
      Realized gains (losses) on sale of investments......               (3,310)              (200,358)              (566,675)
                                                            --------------------   --------------------   --------------------
           Net realized gains (losses)....................               (3,310)              (200,358)              (566,675)
                                                            --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..           (1,060,104)              3,225,130              4,200,119
                                                            --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           (1,063,414)              3,024,772              3,633,444
                                                            --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          (830,406)   $          3,304,784   $          3,843,228
                                                            ====================   ====================   ====================


                                                                            MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         4,343,951    $         5,173,839    $         5,449,668
                                                            -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................               71,251                 74,523                 82,241
                                                            -------------------    -------------------    -------------------
           Net investment income (loss)...................            4,272,700              5,099,316              5,367,427
                                                            -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                     --                     --
      Realized gains (losses) on sale of investments......                1,727                 35,881                226,548
                                                            -------------------    -------------------    -------------------
           Net realized gains (losses)....................                1,727                 35,881                226,548
                                                            -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments..            3,887,055            (8,654,396)                 30,644
                                                            -------------------    -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            3,888,782            (8,618,515)                257,192
                                                            -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         8,161,482    $       (3,519,199)    $         5,624,619
                                                            ===================    ===================    ===================


                                                                                 MSF BLACKROCK BOND INCOME
                                                                                        SUB-ACCOUNT
                                                            ------------------------------------------------------------------
                                                                    2014                   2013                   2012
                                                            --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $          2,892,216   $          3,457,547   $          2,592,084
                                                            --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               394,822                414,901                458,354
                                                            --------------------   --------------------   --------------------
           Net investment income (loss)...................             2,497,394              3,042,646              2,133,730
                                                            --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --              2,107,472                624,650
      Realized gains (losses) on sale of investments......                39,837                201,266                489,470
                                                            --------------------   --------------------   --------------------
           Net realized gains (losses)....................                39,837              2,308,738              1,114,120
                                                            --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..             2,773,778            (6,436,472)              3,226,194
                                                            --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             2,813,615            (4,127,734)              4,340,314
                                                            --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          5,311,009   $        (1,085,088)   $          6,474,044
                                                            ====================   ====================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                          MSF BLACKROCK CAPITAL APPRECIATION
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           110,123   $         1,290,585   $           463,134
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              983,215               893,764               846,712
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (873,092)               396,821             (383,578)
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......            7,377,063             5,770,283             4,133,724
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            7,377,063             5,770,283             4,133,724
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            7,124,928            39,808,074            15,071,616
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           14,501,991            45,578,357            19,205,340
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        13,628,899   $        45,975,178   $        18,821,762
                                                            ===================   ===================   ===================


                                                                             MSF BLACKROCK LARGE CAP VALUE
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           162,210   $           160,183   $           171,252
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               43,227                39,002                35,711
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................              118,983               121,181               135,541
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            2,955,713               619,306             1,668,046
      Realized gains (losses) on sale of investments......             (29,286)                25,909             (202,910)
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            2,926,427               645,215             1,465,136
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..          (1,868,414)             2,360,344             (249,081)
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            1,058,013             3,005,559             1,216,055
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         1,176,996   $         3,126,740   $         1,351,596
                                                            ===================   ===================   ===================


                                                                              MSF BLACKROCK MONEY MARKET
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                   2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $                --   $                --
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              214,315               233,544               253,855
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (214,315)             (233,544)             (253,855)
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......                   --                    --                    --
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................                   --                    --                    --
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..                   --                    --                    --
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................                   --                    --                    --
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (214,315)   $         (233,544)   $         (253,855)
                                                            ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                               MSF FRONTIER MID CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $            43,546   $                 --
                                                            -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               14,994                13,000                 12,139
                                                            -------------------   -------------------   --------------------
          Net investment income (loss)....................             (14,994)                30,546               (12,139)
                                                            -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              376,447                82,068                     --
      Realized gains (losses) on sale of investments......               79,671               140,054                128,925
                                                            -------------------   -------------------   --------------------
          Net realized gains (losses).....................              456,118               222,122                128,925
                                                            -------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..              (1,763)               710,942                199,904
                                                            -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              454,355               933,064                328,829
                                                            -------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           439,361   $           963,610   $            316,690
                                                            ===================   ===================   ====================


                                                                                   MSF JENNISON GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            29,706   $             39,071   $            18,245
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               44,894                 37,592                33,065
                                                            -------------------   --------------------   -------------------
          Net investment income (loss)....................             (15,188)                  1,479              (14,820)
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              604,016                 95,901             1,285,440
      Realized gains (losses) on sale of investments......              273,872                162,253                45,255
                                                            -------------------   --------------------   -------------------
          Net realized gains (losses).....................              877,888                258,154             1,330,695
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..               90,965              2,766,252             (376,076)
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              968,853              3,024,406               954,619
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           953,665   $          3,025,885   $           939,799
                                                            ===================   ====================   ===================


                                                                           MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                   2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            65,160   $           606,447   $                --
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              801,894               754,933               671,301
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            (736,734)             (148,486)             (671,301)
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           19,367,851            10,284,298             3,102,120
      Realized gains (losses) on sale of investments......            3,641,998             4,335,023             2,629,497
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................           23,009,849            14,619,321             5,731,617
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (17,796,250)            32,236,153            10,996,371
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            5,213,599            46,855,474            16,727,988
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         4,476,865   $        46,706,988   $        16,056,687
                                                            ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                           MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                   2014                   2013                   2012
                                                            -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $                --   $                 --   $                 --
                                                            -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               34,251                 29,161                 23,163
                                                            -------------------   --------------------   --------------------
           Net investment income (loss)...................             (34,251)               (29,161)               (23,163)
                                                            -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,119,697                     --                     --
      Realized gains (losses) on sale of investments......              320,186                199,669                239,292
                                                            -------------------   --------------------   --------------------
           Net realized gains (losses)....................            1,439,883                199,669                239,292
                                                            -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..          (1,349,918)              2,859,891                482,884
                                                            -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               89,965              3,059,560                722,176
                                                            -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $            55,714   $          3,030,399   $            699,013
                                                            ===================   ====================   ====================


                                                                               MSF MET/ARTISAN MID CAP VALUE
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                   2012
                                                            --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            862,126   $          1,077,324   $           962,310
                                                            --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               526,612                498,430               438,822
                                                            --------------------   --------------------   -------------------
           Net investment income (loss)...................               335,514                578,894               523,488
                                                            --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                    --                     --                    --
      Realized gains (losses) on sale of investments......             2,109,078              1,417,027             (754,523)
                                                            --------------------   --------------------   -------------------
           Net realized gains (losses)....................             2,109,078              1,417,027             (754,523)
                                                            --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..             (694,261)             31,699,568            10,577,931
                                                            --------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................             1,414,817             33,116,595             9,823,408
                                                            --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          1,750,331   $         33,695,489   $        10,346,896
                                                            ====================   ====================   ===================


                                                                             MSF METLIFE ASSET ALLOCATION 20
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                   2014                   2013                   2012
                                                            -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $           354,430   $            258,457   $            278,966
                                                            -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               27,021                 25,789                 27,039
                                                            -------------------   --------------------   --------------------
           Net investment income (loss)...................              327,409                232,668                251,927
                                                            -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              358,717                 39,052                215,378
      Realized gains (losses) on sale of investments......               62,468                149,044                 86,828
                                                            -------------------   --------------------   --------------------
           Net realized gains (losses)....................              421,185                188,096                302,206
                                                            -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments..            (366,032)               (60,110)                157,826
                                                            -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               55,153                127,986                460,032
                                                            -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           382,562   $            360,654   $            711,959
                                                            ===================   ====================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                               MSF METLIFE ASSET ALLOCATION 40
                                                                                         SUB-ACCOUNT
                                                            --------------------------------------------------------------------
                                                                    2014                    2013                    2012
                                                            ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends...........................................  $             432,990   $            370,753   $             373,569
                                                            ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges..................                 38,907                 36,314                  33,349
                                                            ---------------------   --------------------   ---------------------
           Net investment income (loss)...................                394,083                334,439                 340,220
                                                            ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                511,036                139,704                  37,357
      Realized gains (losses) on sale of investments......                320,589                325,214                 258,884
                                                            ---------------------   --------------------   ---------------------
           Net realized gains (losses)....................                831,625                464,918                 296,241
                                                            ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments..              (542,364)                630,162                 705,546
                                                            ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................                289,261              1,095,080               1,001,787
                                                            ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $             683,344   $          1,429,519   $           1,342,007
                                                            =====================   ====================   =====================


                                                                              MSF METLIFE ASSET ALLOCATION 60
                                                                                        SUB-ACCOUNT
                                                            -------------------------------------------------------------------
                                                                    2014                   2013                    2012
                                                            --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends...........................................  $          1,269,200   $          1,080,375    $          1,112,660
                                                            --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges..................               172,415                155,236                 132,292
                                                            --------------------   --------------------    --------------------
           Net investment income (loss)...................             1,096,785                925,139                 980,368
                                                            --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................             2,135,289                393,565                      --
      Realized gains (losses) on sale of investments......               915,123                931,841                 394,092
                                                            --------------------   --------------------    --------------------
           Net realized gains (losses)....................             3,050,412              1,325,406                 394,092
                                                            --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments..           (1,446,767)              6,036,151               3,948,243
                                                            --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................             1,603,645              7,361,557               4,342,335
                                                            --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $          2,700,430   $          8,286,696    $          5,322,703
                                                            ====================   ====================    ====================


                                                                               MSF METLIFE ASSET ALLOCATION 80
                                                                                         SUB-ACCOUNT
                                                            --------------------------------------------------------------------
                                                                    2014                    2013                    2012
                                                            ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends...........................................  $           1,168,956   $            918,734   $           1,045,488
                                                            ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges..................                180,093                154,183                 135,853
                                                            ---------------------   --------------------   ---------------------
           Net investment income (loss)...................                988,863                764,551                 909,635
                                                            ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                     --                     --                      --
      Realized gains (losses) on sale of investments......              1,467,212                824,701                 185,829
                                                            ---------------------   --------------------   ---------------------
           Net realized gains (losses)....................              1,467,212                824,701                 185,829
                                                            ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments..                759,532             10,434,753               5,863,191
                                                            ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments....................              2,226,744             11,259,454               6,049,020
                                                            ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations..................................  $           3,215,607   $         12,024,005   $           6,958,655
                                                            =====================   ====================   =====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                             MSF METLIFE MID CAP STOCK INDEX
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           242,087   $            237,932   $           195,244
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               89,501                 79,497                68,976
                                                            -------------------   --------------------   -------------------
          Net investment income (loss)....................              152,586                158,435               126,268
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,096,801                583,119               820,850
      Realized gains (losses) on sale of investments......              618,173                466,205               282,551
                                                            -------------------   --------------------   -------------------
          Net realized gains (losses).....................            1,714,974              1,049,324             1,103,401
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..              176,020              4,625,274             1,742,566
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            1,890,994              5,674,598             2,845,967
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         2,043,580   $          5,833,033   $         2,972,235
                                                            ===================   ====================   ===================


                                                                                MSF METLIFE STOCK INDEX
                                                                                      SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                  2013                   2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,913,065   $         2,861,662   $         2,555,288
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              934,909               836,469               759,757
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................            1,978,156             2,025,193             1,795,531
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            4,274,864             2,322,035             1,025,683
      Realized gains (losses) on sale of investments......            4,931,460             2,510,854             1,382,336
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................            9,206,324             4,832,889             2,408,019
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..            9,807,750            35,589,278            15,707,338
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           19,014,074            40,422,167            18,115,357
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        20,992,230   $        42,447,360   $        19,910,888
                                                            ===================   ===================   ===================


                                                                                  MSF MFS TOTAL RETURN
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $         2,242,208    $         2,315,506   $         2,470,895
                                                            -------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              474,143                453,410               442,576
                                                            -------------------    -------------------   -------------------
          Net investment income (loss)....................            1,768,065              1,862,096             2,028,319
                                                            -------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                     --                    --
      Realized gains (losses) on sale of investments......            1,519,321                930,924               193,804
                                                            -------------------    -------------------   -------------------
          Net realized gains (losses).....................            1,519,321                930,924               193,804
                                                            -------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments..            4,052,426             12,320,741             6,718,773
                                                            -------------------    -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            5,571,747             13,251,665             6,912,577
                                                            -------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         7,339,812    $        15,113,761   $         8,940,896
                                                            ===================    ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                                     MSF MFS VALUE
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $        1,200,678   $           304,985   $           273,992
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................             371,656               249,315                41,154
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             829,022                55,670               232,838
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................           3,350,088               517,860               195,100
      Realized gains (losses) on sale of investments......           1,009,235               745,772               165,624
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................           4,359,323             1,263,632               360,724
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..           1,856,671            12,213,510             1,551,612
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................           6,215,994            13,477,142             1,912,336
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        7,045,016   $        13,532,812   $         2,145,174
                                                            ==================   ===================   ===================


                                                                                  MSF MSCI EAFE INDEX
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            ------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $          343,225   $           377,112   $           377,083
                                                            ------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              46,129                42,035                38,038
                                                            ------------------   -------------------   -------------------
          Net investment income (loss)....................             297,096               335,077               339,045
                                                            ------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                  --                    --                    --
      Realized gains (losses) on sale of investments......             120,400                37,863             (355,400)
                                                            ------------------   -------------------   -------------------
          Net realized gains (losses).....................             120,400                37,863             (355,400)
                                                            ------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..         (1,251,623)             2,081,418             1,952,921
                                                            ------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................         (1,131,223)             2,119,281             1,597,521
                                                            ------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $        (834,127)   $         2,454,358   $         1,936,566
                                                            ==================   ===================   ===================


                                                                             MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                            --------------------------------------------------------------
                                                                   2014                  2013                  2012
                                                            -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           204,703   $          336,229   $           136,116
                                                            -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................              189,215              172,625               141,978
                                                            -------------------   ------------------   -------------------
          Net investment income (loss)....................               15,488              163,604               (5,862)
                                                            -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                   --                    --
      Realized gains (losses) on sale of investments......              583,021              121,622             (702,698)
                                                            -------------------   ------------------   -------------------
          Net realized gains (losses).....................              583,021              121,622             (702,698)
                                                            -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments..            (889,751)           14,779,519             4,103,354
                                                            -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            (306,730)           14,901,141             3,400,656
                                                            -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         (291,242)   $       15,064,745   $         3,394,794
                                                            ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                                  MSF RUSSELL 2000 INDEX
                                                                                        SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                   2013                  2012
                                                            --------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            275,683   $           326,585    $           227,869
                                                            --------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges..................                92,024                82,556                 70,482
                                                            --------------------   -------------------    -------------------
           Net investment income (loss)...................               183,659               244,029                157,387
                                                            --------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................               534,212                    --                     --
      Realized gains (losses) on sale of investments......               765,727               554,799                305,836
                                                            --------------------   -------------------    -------------------
           Net realized gains (losses)....................             1,299,939               554,799                305,836
                                                            --------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments..             (437,931)             6,045,878              2,345,075
                                                            --------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               862,008             6,600,677              2,650,911
                                                            --------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $          1,045,667   $         6,844,706    $         2,808,298
                                                            ====================   ===================    ===================


                                                                           MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            -----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            -------------------    -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $            14,948    $            37,329   $             12,737
                                                            -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               94,150                 68,971                 42,251
                                                            -------------------    -------------------   --------------------
           Net investment income (loss)...................             (79,202)               (31,642)               (29,514)
                                                            -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................            1,707,063                     --                     --
      Realized gains (losses) on sale of investments......              702,900                557,399                274,059
                                                            -------------------    -------------------   --------------------
           Net realized gains (losses)....................            2,409,963                557,399                274,059
                                                            -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments..            (236,911)              5,715,381              1,423,293
                                                            -------------------    -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................            2,173,052              6,272,780              1,697,352
                                                            -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $         2,093,850    $         6,241,138   $          1,667,838
                                                            ===================    ===================   ====================


                                                                           MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                   2012
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $             1,906   $             34,684   $                --
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               45,080                 40,224                35,764
                                                            -------------------   --------------------   -------------------
           Net investment income (loss)...................             (43,174)                (5,540)              (35,764)
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................              850,277                535,896               851,914
      Realized gains (losses) on sale of investments......              420,568                422,228               259,687
                                                            -------------------   --------------------   -------------------
           Net realized gains (losses)....................            1,270,845                958,124             1,111,601
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..            (514,352)              2,695,733               106,536
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              756,493              3,653,857             1,218,137
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           713,319   $          3,648,317   $         1,182,373
                                                            ===================   ====================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends...........................................  $           938,893   $           887,676   $            614,842
                                                            -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges..................               60,945                61,310                 60,496
                                                            -------------------   -------------------   --------------------
          Net investment income (loss)....................              877,948               826,366                554,346
                                                            -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                     --
      Realized gains (losses) on sale of investments......              148,527               193,604                171,894
                                                            -------------------   -------------------   --------------------
          Net realized gains (losses).....................              148,527               193,604                171,894
                                                            -------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments..            (154,919)             (890,490)              1,108,554
                                                            -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              (6,392)             (696,886)              1,280,448
                                                            -------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           871,556   $           129,480   $          1,834,794
                                                            ===================   ===================   ====================


                                                                      MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                       SUB-ACCOUNT
                                                            ----------------------------------------------------------------
                                                                    2014                  2013                  2012
                                                            -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $           123,677   $            163,416   $           173,883
                                                            -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               22,888                 24,111                26,263
                                                            -------------------   --------------------   -------------------
          Net investment income (loss)....................              100,789                139,305               147,620
                                                            -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                     --                    --
      Realized gains (losses) on sale of investments......                4,087                  6,692                18,322
                                                            -------------------   --------------------   -------------------
          Net realized gains (losses).....................                4,087                  6,692                18,322
                                                            -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments..               54,138              (228,422)                78,947
                                                            -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................               58,225              (221,730)                97,269
                                                            -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           159,014   $           (82,425)   $           244,889
                                                            ===================   ====================   ===================


                                                                                    MSF WMC BALANCED
                                                                                       SUB-ACCOUNT
                                                            ---------------------------------------------------------------
                                                                   2014                   2013                  2012
                                                            -------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends...........................................  $            89,746   $            98,812   $            81,126
                                                            -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges..................               13,852                12,165                12,907
                                                            -------------------   -------------------   -------------------
          Net investment income (loss)....................               75,894                86,647                68,219
                                                            -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.........................                   --                    --                    --
      Realized gains (losses) on sale of investments......               53,787               214,517                23,781
                                                            -------------------   -------------------   -------------------
          Net realized gains (losses).....................               53,787               214,517                23,781
                                                            -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments..              319,418               450,389               322,145
                                                            -------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.....................              373,205               664,906               345,926
                                                            -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations...................................  $           449,099   $           751,553   $           414,145
                                                            ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                                                                 MSF WMC CORE EQUITY OPPORTUNITIES
                                                                                            SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                         2014                  2013                  2012
                                                                  -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends................................................   $         1,878,606   $        3,412,614   $         1,885,600
                                                                  -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.......................             1,288,929            1,202,357             1,097,341
                                                                  -------------------   ------------------   -------------------
          Net investment income (loss).........................               589,677            2,210,257               788,259
                                                                  -------------------   ------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions..............................            22,451,189            4,075,820                    --
      Realized gains (losses) on sale of investments...........             8,317,230            6,940,847             4,730,499
                                                                  -------------------   ------------------   -------------------
          Net realized gains (losses)..........................            30,768,419           11,016,667             4,730,499
                                                                  -------------------   ------------------   -------------------
      Change in unrealized gains (losses) on investments.......           (5,748,917)           56,699,669            20,419,405
                                                                  -------------------   ------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments..........................            25,019,502           67,716,336            25,149,904
                                                                  -------------------   ------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $        25,609,179   $       69,926,593   $        25,938,163
                                                                  ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                                AMERICAN FUNDS BOND
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                  2013                   2012
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            178,280   $           157,672   $            226,139
   Net realized gains (losses).........................                17,999               137,563                 84,396
   Change in unrealized gains (losses) on investments..               317,789             (572,371)                212,973
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               514,068             (277,136)                523,508
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               724,451               815,157                772,971
   Net transfers (including fixed account).............               507,178               432,580                160,515
   Policy charges......................................             (466,219)             (497,034)              (576,494)
   Transfers for policy benefits and terminations......             (674,521)             (780,157)            (1,140,333)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................                90,889              (29,454)              (783,341)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............               604,957             (306,590)              (259,833)
NET ASSETS:
   Beginning of year...................................            10,270,684            10,577,274             10,837,107
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         10,875,641   $        10,270,684   $         10,577,274
                                                         ====================   ===================   ====================

                                                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                  2012
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (149,805)   $           284,073   $            493,826
   Net realized gains (losses).........................             1,464,456               552,674              (461,279)
   Change in unrealized gains (losses) on investments..             (212,569)            13,160,218              8,299,492
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................             1,102,082            13,996,965              8,332,039
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,009,235             4,148,894              4,516,238
   Net transfers (including fixed account).............           (1,784,111)             (752,010)            (2,732,766)
   Policy charges......................................           (2,733,427)           (2,810,839)            (3,007,537)
   Transfers for policy benefits and terminations......           (4,047,735)           (3,627,388)            (4,319,707)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (4,556,038)           (3,041,343)            (5,543,772)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............           (3,453,956)            10,955,622              2,788,267
NET ASSETS:
   Beginning of year...................................            62,642,030            51,686,408             48,898,141
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         59,188,074   $        62,642,030   $         51,686,408
                                                         ====================   ===================   ====================

                                                                               AMERICAN FUNDS GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                   2012
                                                         -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           853,685    $         1,015,111   $           699,300
   Net realized gains (losses).........................           14,036,210              4,396,782             1,943,222
   Change in unrealized gains (losses) on investments..            (222,781)             38,731,483            22,231,476
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           14,667,114             44,143,376            24,873,998
                                                         -------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           10,398,055             11,283,766            12,803,011
   Net transfers (including fixed account).............          (4,269,988)            (5,880,290)           (5,978,480)
   Policy charges......................................          (7,619,559)            (7,870,027)           (8,814,224)
   Transfers for policy benefits and terminations......         (10,768,409)           (12,145,488)          (12,265,534)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (12,259,901)           (14,612,039)          (14,255,227)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets.............            2,407,213             29,531,337            10,618,771
NET ASSETS:
   Beginning of year...................................          185,927,765            156,396,428           145,777,657
                                                         -------------------    -------------------   -------------------
   End of year.........................................  $       188,334,978    $       185,927,765   $       156,396,428
                                                         ===================    ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                            AMERICAN FUNDS GROWTH-INCOME
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                  2012
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,299,228   $         1,211,377    $         1,289,265
   Net realized gains (losses).........................             8,734,390             1,863,711                430,603
   Change in unrealized gains (losses) on investments..             2,737,001            29,135,644             13,673,412
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................            12,770,619            32,210,732             15,393,280
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,812,867             7,533,372              8,272,263
   Net transfers (including fixed account).............                30,708           (1,609,876)            (2,622,222)
   Policy charges......................................           (5,499,750)           (5,470,778)            (5,679,202)
   Transfers for policy benefits and terminations......           (7,654,331)           (6,088,456)            (7,397,048)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (6,310,506)           (5,635,738)            (7,426,209)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............             6,460,113            26,574,994              7,967,071
NET ASSETS:
   Beginning of year...................................           126,621,617           100,046,623             92,079,552
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $        133,081,730   $       126,621,617    $       100,046,623
                                                         ====================   ===================    ===================

                                                                             FIDELITY VIP EQUITY-INCOME
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                   2012
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          2,550,433   $          2,016,323   $         2,364,192
   Net realized gains (losses).........................             2,321,443              7,307,530             4,954,505
   Change in unrealized gains (losses) on investments..             3,880,845             15,794,485             7,110,204
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             8,752,721             25,118,338            14,428,901
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,251,008              5,767,873             6,494,535
   Net transfers (including fixed account).............             (364,531)            (1,429,044)             (409,502)
   Policy charges......................................           (4,621,657)            (4,479,275)           (5,207,208)
   Transfers for policy benefits and terminations......           (7,201,709)            (8,707,275)           (9,692,992)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (6,936,889)            (8,847,721)           (8,815,167)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............             1,815,832             16,270,617             5,613,734
NET ASSETS:
   Beginning of year...................................           111,362,063             95,091,446            89,477,712
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $        113,177,895   $        111,362,063   $        95,091,446
                                                         ====================   ====================   ===================

                                                                          MIST CLARION GLOBAL REAL ESTATE
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2014                   2013                   2012
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           321,104   $          1,388,393   $            365,695
   Net realized gains (losses).........................            (173,694)              (201,401)              (542,825)
   Change in unrealized gains (losses) on investments..            2,539,435              (486,517)              4,428,043
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            2,686,845                700,475              4,250,913
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,616,408              1,715,437              2,070,776
   Net transfers (including fixed account).............            (192,611)                306,028                220,340
   Policy charges......................................          (1,032,894)            (1,063,908)            (1,223,690)
   Transfers for policy benefits and terminations......          (1,454,332)            (1,262,586)            (1,903,383)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (1,063,429)              (305,029)              (835,957)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            1,623,416                395,446              3,414,956
NET ASSETS:
   Beginning of year...................................           20,751,413             20,355,967             16,941,011
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $        22,374,829   $         20,751,413   $         20,355,967
                                                         ===================   ====================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                         MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                  2012
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (67,193)   $           (4,998)   $           (30,293)
   Net realized gains (losses).........................               850,440               657,110                202,363
   Change in unrealized gains (losses) on investments..             4,989,799             5,128,373              1,984,742
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             5,773,046             5,780,485              2,156,812
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,850,590             1,200,725              1,249,134
   Net transfers (including fixed account).............            18,589,729             1,777,394                 77,676
   Policy charges......................................           (1,588,695)             (825,871)              (789,438)
   Transfers for policy benefits and terminations......           (2,355,543)           (1,947,902)            (1,258,707)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            16,496,081               204,346              (721,335)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............            22,269,127             5,984,831              1,435,477
NET ASSETS:
   Beginning of year...................................            19,215,771            13,230,940             11,795,463
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         41,484,898   $        19,215,771   $         13,230,940
                                                         ====================   ===================   ====================

                                                                         MIST HARRIS OAKMARK INTERNATIONAL
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                2014                   2013                  2012
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,220,960   $          1,166,871   $           611,656
   Net realized gains (losses).........................            5,996,231                793,488             (612,881)
   Change in unrealized gains (losses) on investments..         (10,494,661)             11,642,328            10,821,968
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................          (3,277,470)             13,602,687            10,820,743
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            2,804,264              2,776,264             3,119,630
   Net transfers (including fixed account).............            (206,799)              2,312,656               362,427
   Policy charges......................................          (2,112,073)            (2,087,626)           (2,063,309)
   Transfers for policy benefits and terminations......          (3,503,148)            (5,342,155)           (4,627,606)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (3,017,756)            (2,340,861)           (3,208,858)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (6,295,226)             11,261,826             7,611,885
NET ASSETS:
   Beginning of year...................................           57,975,855             46,714,029            39,102,144
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        51,680,629   $         57,975,855   $        46,714,029
                                                         ===================   ====================   ===================

                                                                             MIST INVESCO MID CAP VALUE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                2012 (a)
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            109,101   $           164,897   $           (69,873)
   Net realized gains (losses).........................             6,214,492               562,422               (67,480)
   Change in unrealized gains (losses) on investments..           (3,309,860)             7,352,115                933,693
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             3,013,733             8,079,434                796,340
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,761,471             1,868,884              1,489,442
   Net transfers (including fixed account).............           (1,002,971)             (945,586)             28,298,316
   Policy charges......................................           (1,323,636)           (1,434,547)            (1,041,470)
   Transfers for policy benefits and terminations......           (1,868,831)           (2,466,035)            (1,535,731)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,433,967)           (2,977,284)             27,210,557
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............               579,766             5,102,150             28,006,897
NET ASSETS:
   Beginning of year...................................            33,109,047            28,006,897                     --
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $         33,688,813   $        33,109,047   $         28,006,897
                                                         ====================   ===================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                           MIST INVESCO SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2014                   2013                   2012
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (17,127)   $              1,797   $           (13,008)
   Net realized gains (losses).........................              750,683                424,616                301,800
   Change in unrealized gains (losses) on investments..            (364,505)                943,185                254,975
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              369,051              1,369,598                543,767
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              242,661                254,377                244,984
   Net transfers (including fixed account).............              289,511                132,564               (79,283)
   Policy charges......................................            (216,683)              (194,748)              (215,831)
   Transfers for policy benefits and terminations......            (383,766)              (269,472)              (292,497)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (68,277)               (77,279)              (342,627)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              300,774              1,292,319                201,140
NET ASSETS:
   Beginning of year...................................            4,660,156              3,367,837              3,166,697
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         4,960,930   $          4,660,156   $          3,367,837
                                                         ===================   ====================   ====================

                                                                           MIST LORD ABBETT BOND DEBENTURE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                  2012
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          2,052,067   $          2,372,601   $         2,512,561
   Net realized gains (losses).........................             1,260,204                336,373               261,510
   Change in unrealized gains (losses) on investments..           (1,546,060)                 60,078             1,550,105
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,766,211              2,769,052             4,324,176
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,028,552              2,756,662             2,654,804
   Net transfers (including fixed account).............               166,600              (540,863)               220,658
   Policy charges......................................           (1,899,363)            (2,014,707)           (2,179,138)
   Transfers for policy benefits and terminations......           (2,060,910)            (2,291,894)           (3,287,194)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,765,121)            (2,090,802)           (2,590,870)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............                 1,090                678,250             1,733,306
NET ASSETS:
   Beginning of year...................................            37,417,500             36,739,250            35,005,944
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $         37,418,590   $         37,417,500   $        36,739,250
                                                         ====================   ====================   ===================

                                                                          MIST METLIFE ASSET ALLOCATION 100
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                   2012
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,715,082   $        (1,783,856)   $            41,476
   Net realized gains (losses).........................             6,896,229              2,389,277              (49,137)
   Change in unrealized gains (losses) on investments..            13,478,025             78,354,012             1,143,292
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................            22,089,336             78,959,433             1,135,631
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            21,241,606             16,013,816               985,277
   Net transfers (including fixed account).............           (3,812,813)            429,213,514                56,225
   Policy charges......................................          (16,420,481)           (11,599,783)             (541,666)
   Transfers for policy benefits and terminations......          (37,088,141)           (25,151,032)             (454,822)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (36,079,829)            408,476,515                45,014
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............          (13,990,493)            487,435,948             1,180,645
NET ASSETS:
   Beginning of year...................................           495,257,821              7,821,873             6,641,228
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $        481,267,328   $        495,257,821   $         7,821,873
                                                         ====================   ====================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                         MIST MFS RESEARCH INTERNATIONAL
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,876,890   $         2,162,241   $         1,471,701
   Net realized gains (losses).........................            (189,330)             (793,067)           (2,574,142)
   Change in unrealized gains (losses) on investments..          (8,618,217)            15,498,686            14,802,076
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................          (6,930,657)            16,867,860            13,699,635
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            5,201,885             5,973,825             6,858,726
   Net transfers (including fixed account).............          (2,230,246)           (2,510,115)           (2,930,107)
   Policy charges......................................          (3,676,895)           (3,743,226)           (4,650,801)
   Transfers for policy benefits and terminations......          (6,150,554)           (7,045,708)           (7,904,369)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (6,855,810)           (7,325,224)           (8,626,551)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (13,786,467)             9,542,636             5,073,084
NET ASSETS:
   Beginning of year...................................          102,130,218            92,587,582            87,514,498
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        88,343,751   $       102,130,218   $        92,587,582
                                                         ===================   ===================   ===================

                                                                       MIST MORGAN STANLEY MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (95,407)   $            64,846   $          (95,274)
   Net realized gains (losses).........................              662,160               552,599               333,353
   Change in unrealized gains (losses) on investments..            (397,027)             6,125,841             1,435,478
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              169,726             6,743,286             1,673,557
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,452,581             1,619,633             2,011,899
   Net transfers (including fixed account).............            (295,528)             (247,856)           (1,469,684)
   Policy charges......................................            (988,050)           (1,038,416)           (1,238,265)
   Transfers for policy benefits and terminations......          (1,653,280)           (1,686,336)           (1,589,525)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (1,484,277)           (1,352,975)           (2,285,575)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (1,314,551)             5,390,311             (612,018)
NET ASSETS:
   Beginning of year...................................           23,530,755            18,140,444            18,752,462
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        22,216,204   $        23,530,755   $        18,140,444
                                                         ===================   ===================   ===================

                                                                          MIST OPPENHEIMER GLOBAL EQUITY
                                                                                    SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                   2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            77,784   $           151,355   $            92,097
   Net realized gains (losses).........................              544,063               357,817                57,308
   Change in unrealized gains (losses) on investments..            (412,091)             1,635,823             1,275,697
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              209,756             2,144,995             1,425,102
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              456,914               527,464               508,080
   Net transfers (including fixed account).............              194,701               671,229               141,941
   Policy charges......................................            (407,045)             (379,389)             (389,099)
   Transfers for policy benefits and terminations......            (634,979)             (724,386)             (725,231)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (390,409)                94,918             (464,309)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............            (180,653)             2,239,913               960,793
NET ASSETS:
   Beginning of year...................................           10,112,067             7,872,154             6,911,361
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $         9,931,414   $        10,112,067   $         7,872,154
                                                         ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                       MIST PIMCO INFLATION PROTECTED BOND
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          205,404   $           323,638   $           485,229
   Net realized gains (losses).........................           (251,589)               567,160             1,146,013
   Change in unrealized gains (losses) on investments..             467,838           (2,459,744)             (168,049)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................             421,653           (1,568,946)             1,463,193
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             939,229             1,113,885             1,315,667
   Net transfers (including fixed account).............           (385,418)           (1,966,460)             1,826,897
   Policy charges......................................           (775,426)             (887,359)           (1,205,469)
   Transfers for policy benefits and terminations......         (1,400,811)             (878,609)           (1,869,545)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (1,622,426)           (2,618,543)                67,550
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (1,200,773)           (4,187,489)             1,530,743
NET ASSETS:
   Beginning of year...................................          13,866,265            18,053,754            16,523,011
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       12,665,492   $        13,866,265   $        18,053,754
                                                         ==================   ===================   ===================

                                                                             MIST PIMCO TOTAL RETURN
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $        2,978,539   $         5,611,606   $         4,300,144
   Net realized gains (losses).........................            (10,209)             2,838,868               574,646
   Change in unrealized gains (losses) on investments..           2,372,512          (11,029,103)             7,472,960
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           5,340,842           (2,578,629)            12,347,750
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           4,256,099             5,142,128             5,531,997
   Net transfers (including fixed account).............         (2,935,565)           (7,226,635)             1,317,928
   Policy charges......................................         (3,715,219)           (4,525,639)           (4,986,914)
   Transfers for policy benefits and terminations......         (5,367,067)           (5,320,993)           (7,261,442)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (7,761,752)          (11,931,139)           (5,398,431)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (2,420,910)          (14,509,768)             6,949,319
NET ASSETS:
   Beginning of year...................................         126,619,095           141,128,863           134,179,544
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $      124,198,185   $       126,619,095   $       141,128,863
                                                         ==================   ===================   ===================

                                                                         MIST SSGA GROWTH AND INCOME ETF
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           244,621   $          239,308   $           193,316
   Net realized gains (losses).........................            1,029,181              306,597               397,935
   Change in unrealized gains (losses) on investments..            (624,474)              729,065               435,708
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              649,328            1,274,970             1,026,959
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              461,700              589,663               822,548
   Net transfers (including fixed account).............          (1,818,355)            1,416,083             2,059,310
   Policy charges......................................            (441,270)            (409,028)             (380,138)
   Transfers for policy benefits and terminations......          (1,058,171)            (157,865)           (2,058,088)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (2,856,096)            1,438,853               443,632
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............          (2,206,768)            2,713,823             1,470,591
NET ASSETS:
   Beginning of year...................................           11,922,638            9,208,815             7,738,224
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $         9,715,870   $       11,922,638   $         9,208,815
                                                         ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                              MIST SSGA GROWTH ETF
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          175,205   $           129,534   $            60,060
   Net realized gains (losses).........................             711,828               299,035               172,405
   Change in unrealized gains (losses) on investments..           (429,098)               674,187               313,480
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................             457,935             1,102,756               545,945
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             712,443               778,465               538,424
   Net transfers (including fixed account).............         (1,132,668)             2,922,540             1,293,997
   Policy charges......................................           (248,347)             (219,682)             (159,635)
   Transfers for policy benefits and terminations......           (262,723)             (151,446)             (395,065)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (931,295)             3,329,877             1,277,721
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............           (473,360)             4,432,633             1,823,666
NET ASSETS:
   Beginning of year...................................           9,623,070             5,190,437             3,366,771
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $        9,149,710   $         9,623,070   $         5,190,437
                                                         ==================   ===================   ===================

                                                                        MIST T. ROWE PRICE MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $        (121,956)   $             6,101   $          (98,001)
   Net realized gains (losses).........................           3,987,925             2,142,612             3,617,594
   Change in unrealized gains (losses) on investments..              13,875             6,644,334             (336,849)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           3,879,844             8,793,047             3,182,744
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           1,484,261             1,555,121             1,696,452
   Net transfers (including fixed account).............           (103,742)             (131,973)               576,618
   Policy charges......................................         (1,151,868)           (1,151,093)           (1,272,305)
   Transfers for policy benefits and terminations......         (1,869,317)           (2,568,978)           (2,665,152)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (1,640,666)           (2,296,923)           (1,664,387)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............           2,239,178             6,496,124             1,518,357
NET ASSETS:
   Beginning of year...................................          32,007,170            25,511,046            23,992,689
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       34,246,348   $        32,007,170   $        25,511,046
                                                         ==================   ===================   ===================

                                                                           MIST WMC LARGE CAP RESEARCH
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            28,314   $           39,708   $            30,326
   Net realized gains (losses).........................              121,175              162,606                50,779
   Change in unrealized gains (losses) on investments..              394,428              773,890               296,676
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              543,917              976,204               377,781
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              197,261              219,648               247,097
   Net transfers (including fixed account).............              403,149             (57,850)              (25,465)
   Policy charges......................................            (177,443)            (159,520)             (172,164)
   Transfers for policy benefits and terminations......            (165,119)            (266,802)             (368,266)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              257,848            (264,524)             (318,798)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............              801,765              711,680                58,983
NET ASSETS:
   Beginning of year...................................            3,694,515            2,982,835             2,923,852
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $         4,496,280   $        3,694,515   $         2,982,835
                                                         ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                       MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                     SUB-ACCOUNT
                                                         ------------------------------------------------------------------
                                                                 2014                   2013                   2012
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            233,008   $            280,012   $            209,784
   Net realized gains (losses).........................               (3,310)              (200,358)              (566,675)
   Change in unrealized gains (losses) on investments..           (1,060,104)              3,225,130              4,200,119
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (830,406)              3,304,784              3,843,228
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,771,579              2,139,879              2,263,300
   Net transfers (including fixed account).............             (151,871)              (646,865)              (869,786)
   Policy charges......................................           (1,133,974)            (1,309,517)            (1,439,161)
   Transfers for policy benefits and terminations......           (1,787,736)            (1,931,038)            (1,798,036)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,302,002)            (1,747,541)            (1,843,683)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............           (2,132,408)              1,557,243              1,999,545
NET ASSETS:
   Beginning of year...................................            24,678,202             23,120,959             21,121,414
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         22,545,794   $         24,678,202   $         23,120,959
                                                         ====================   ====================   ====================

                                                                         MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                  2013                   2012
                                                         -------------------    -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         4,272,700    $         5,099,316    $         5,367,427
   Net realized gains (losses).........................                1,727                 35,881                226,548
   Change in unrealized gains (losses) on investments..            3,887,055            (8,654,396)                 30,644
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................            8,161,482            (3,519,199)              5,624,619
                                                         -------------------    -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,613,792              1,817,973              2,072,798
   Net transfers (including fixed account).............          (1,403,090)              (997,409)                768,845
   Policy charges......................................          (2,213,395)            (2,290,672)            (2,562,739)
   Transfers for policy benefits and terminations......          (1,796,914)            (1,262,350)            (2,478,180)
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (3,799,607)            (2,732,458)            (2,199,276)
                                                         -------------------    -------------------    -------------------
     Net increase (decrease) in net assets.............            4,361,875            (6,251,657)              3,425,343
NET ASSETS:
   Beginning of year...................................          143,381,609            149,633,266            146,207,923
                                                         -------------------    -------------------    -------------------
   End of year.........................................  $       147,743,484    $       143,381,609    $       149,633,266
                                                         ===================    ===================    ===================

                                                                              MSF BLACKROCK BOND INCOME
                                                                                     SUB-ACCOUNT
                                                         ------------------------------------------------------------------
                                                                 2014                   2013                   2012
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          2,497,394   $          3,042,646   $          2,133,730
   Net realized gains (losses).........................                39,837              2,308,738              1,114,120
   Change in unrealized gains (losses) on investments..             2,773,778            (6,436,472)              3,226,194
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             5,311,009            (1,085,088)              6,474,044
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,282,413              5,784,981              6,577,517
   Net transfers (including fixed account).............                67,277            (3,278,455)            (1,850,373)
   Policy charges......................................           (3,736,093)            (4,286,235)            (5,247,115)
   Transfers for policy benefits and terminations......           (6,620,661)            (6,481,274)            (9,592,219)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (5,007,064)            (8,260,983)           (10,112,190)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               303,945            (9,346,071)            (3,638,146)
NET ASSETS:
   Beginning of year...................................            83,022,357             92,368,428             96,006,574
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         83,326,302   $         83,022,357   $         92,368,428
                                                         ====================   ====================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                       MSF BLACKROCK CAPITAL APPRECIATION
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (873,092)   $           396,821   $         (383,578)
   Net realized gains (losses).........................            7,377,063             5,770,283             4,133,724
   Change in unrealized gains (losses) on investments..            7,124,928            39,808,074            15,071,616
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           13,628,899            45,975,178            18,821,762
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            9,477,526            10,415,523            11,633,230
   Net transfers (including fixed account).............          (1,515,039)           (3,798,635)           (3,473,053)
   Policy charges......................................          (7,803,770)           (7,970,149)           (8,716,550)
   Transfers for policy benefits and terminations......         (14,658,872)          (12,468,157)          (13,612,384)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (14,500,155)          (13,821,418)          (14,168,757)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............            (871,256)            32,153,760             4,653,005
NET ASSETS:
   Beginning of year...................................          177,313,324           145,159,564           140,506,559
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       176,442,068   $       177,313,324   $       145,159,564
                                                         ===================   ===================   ===================

                                                                          MSF BLACKROCK LARGE CAP VALUE
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           118,983   $           121,181   $           135,541
   Net realized gains (losses).........................            2,926,427               645,215             1,465,136
   Change in unrealized gains (losses) on investments..          (1,868,414)             2,360,344             (249,081)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            1,176,996             3,126,740             1,351,596
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              678,819               761,581               826,142
   Net transfers (including fixed account).............              406,957             (260,341)             (218,690)
   Policy charges......................................            (547,626)             (538,124)             (615,789)
   Transfers for policy benefits and terminations......            (870,593)             (798,318)           (1,079,654)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (332,443)             (835,202)           (1,087,991)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............              844,553             2,291,538               263,605
NET ASSETS:
   Beginning of year...................................           12,486,837            10,195,299             9,931,694
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        13,331,390   $        12,486,837   $        10,195,299
                                                         ===================   ===================   ===================

                                                                           MSF BLACKROCK MONEY MARKET
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                   2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (214,315)   $         (233,544)   $         (253,855)
   Net realized gains (losses).........................                   --                    --                    --
   Change in unrealized gains (losses) on investments..                   --                    --                    --
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (214,315)             (233,544)             (253,855)
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,779,211             5,135,840             7,478,293
   Net transfers (including fixed account).............            5,262,234            11,958,949             8,443,935
   Policy charges......................................          (4,198,589)           (4,557,700)           (4,421,093)
   Transfers for policy benefits and terminations......         (11,232,290)          (15,063,032)          (21,164,523)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (5,389,434)           (2,525,943)           (9,663,388)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (5,603,749)           (2,759,487)           (9,917,243)
NET ASSETS:
   Beginning of year...................................           54,240,441            56,999,928            66,917,171
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $        48,636,692   $        54,240,441   $        56,999,928
                                                         ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                            MSF FRONTIER MID CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (14,994)   $            30,546   $           (12,139)
   Net realized gains (losses).........................              456,118               222,122                128,925
   Change in unrealized gains (losses) on investments..              (1,763)               710,942                199,904
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              439,361               963,610                316,690
                                                         -------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              261,371               268,544                308,817
   Net transfers (including fixed account).............              401,492              (47,839)              (188,701)
   Policy charges......................................            (197,581)             (161,634)              (179,674)
   Transfers for policy benefits and terminations......            (110,625)             (282,142)              (253,069)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              354,657             (223,071)              (312,627)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............              794,018               740,539                  4,063
NET ASSETS:
   Beginning of year...................................            3,789,055             3,048,516              3,044,453
                                                         -------------------   -------------------   --------------------
   End of year.........................................  $         4,583,073   $         3,789,055   $          3,048,516
                                                         ===================   ===================   ====================

                                                                                MSF JENNISON GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (15,188)   $              1,479   $          (14,820)
   Net realized gains (losses).........................              877,888                258,154             1,330,695
   Change in unrealized gains (losses) on investments..               90,965              2,766,252             (376,076)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              953,665              3,025,885               939,799
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              620,926                684,845               701,567
   Net transfers (including fixed account).............              240,941              (204,949)             1,773,306
   Policy charges......................................            (468,829)              (456,733)             (469,092)
   Transfers for policy benefits and terminations......            (544,551)              (439,781)             (712,952)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (151,513)              (416,618)             1,292,829
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              802,152              2,609,267             2,232,628
NET ASSETS:
   Beginning of year...................................           11,217,361              8,608,094             6,375,466
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        12,019,513   $         11,217,361   $         8,608,094
                                                         ===================   ====================   ===================

                                                                        MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                   2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         (736,734)   $         (148,486)   $         (671,301)
   Net realized gains (losses).........................           23,009,849            14,619,321             5,731,617
   Change in unrealized gains (losses) on investments..         (17,796,250)            32,236,153            10,996,371
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            4,476,865            46,706,988            16,056,687
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            5,865,138             6,442,945             7,320,644
   Net transfers (including fixed account).............          (2,432,797)           (3,627,885)           (3,066,801)
   Policy charges......................................          (5,556,951)           (5,784,142)           (6,168,235)
   Transfers for policy benefits and terminations......          (9,269,918)          (10,928,069)          (11,860,152)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (11,394,528)          (13,897,151)          (13,774,544)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............          (6,917,663)            32,809,837             2,282,143
NET ASSETS:
   Beginning of year...................................          155,312,343           122,502,506           120,220,363
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       148,394,680   $       155,312,343   $       122,502,506
                                                         ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                        MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2014                   2013                   2012
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (34,251)   $           (29,161)   $           (23,163)
   Net realized gains (losses).........................            1,439,883                199,669                239,292
   Change in unrealized gains (losses) on investments..          (1,349,918)              2,859,891                482,884
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               55,714              3,030,399                699,013
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              570,208                544,038                567,151
   Net transfers (including fixed account).............            (246,834)                847,055              (206,792)
   Policy charges......................................            (368,871)              (371,947)              (385,060)
   Transfers for policy benefits and terminations......            (407,017)              (543,836)              (753,066)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (452,514)                475,310              (777,767)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            (396,800)              3,505,709               (78,754)
NET ASSETS:
   Beginning of year...................................            9,780,786              6,275,077              6,353,831
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         9,383,986   $          9,780,786   $          6,275,077
                                                         ===================   ====================   ====================

                                                                            MSF MET/ARTISAN MID CAP VALUE
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                   2012
                                                         --------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            335,514   $            578,894   $           523,488
   Net realized gains (losses).........................             2,109,078              1,417,027             (754,523)
   Change in unrealized gains (losses) on investments..             (694,261)             31,699,568            10,577,931
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,750,331             33,695,489            10,346,896
                                                         --------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,160,853              6,812,416             7,524,351
   Net transfers (including fixed account).............           (1,537,125)            (2,145,357)           (2,814,403)
   Policy charges......................................           (4,650,199)            (4,950,229)           (5,171,453)
   Transfers for policy benefits and terminations......           (7,593,031)            (8,408,414)           (8,632,250)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,619,502)            (8,691,584)           (9,093,755)
                                                         --------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............           (5,869,171)             25,003,905             1,253,141
NET ASSETS:
   Beginning of year...................................           121,215,062             96,211,157            94,958,016
                                                         --------------------   --------------------   -------------------
   End of year.........................................  $        115,345,891   $        121,215,062   $        96,211,157
                                                         ====================   ====================   ===================

                                                                          MSF METLIFE ASSET ALLOCATION 20
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                2014                   2013                   2012
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           327,409   $            232,668   $            251,927
   Net realized gains (losses).........................              421,185                188,096                302,206
   Change in unrealized gains (losses) on investments..            (366,032)               (60,110)                157,826
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              382,562                360,654                711,959
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              490,253              1,045,434                712,518
   Net transfers (including fixed account).............              805,101              (563,718)              1,010,900
   Policy charges......................................            (486,036)              (558,629)              (509,373)
   Transfers for policy benefits and terminations......            (492,062)              (270,666)            (1,126,034)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              317,256              (347,579)                 88,011
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              699,818                 13,075                799,970
NET ASSETS:
   Beginning of year...................................            8,656,232              8,643,157              7,843,187
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         9,356,050   $          8,656,232   $          8,643,157
                                                         ===================   ====================   ====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                            MSF METLIFE ASSET ALLOCATION 40
                                                                                      SUB-ACCOUNT
                                                         --------------------------------------------------------------------
                                                                 2014                    2013                    2012
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             394,083   $            334,439   $             340,220
   Net realized gains (losses).........................                831,625                464,918                 296,241
   Change in unrealized gains (losses) on investments..              (542,364)                630,162                 705,546
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                683,344              1,429,519               1,342,007
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                765,366                776,953               1,791,058
   Net transfers (including fixed account).............                370,741                140,069                 278,720
   Policy charges......................................              (792,600)              (718,468)               (657,812)
   Transfers for policy benefits and terminations......            (1,144,638)              (470,086)             (1,006,030)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (801,131)              (271,532)                 405,936
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............              (117,787)              1,157,987               1,747,943
NET ASSETS:
   Beginning of year...................................             14,340,424             13,182,437              11,434,494
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $          14,222,637   $         14,340,424   $          13,182,437
                                                         =====================   ====================   =====================

                                                                           MSF METLIFE ASSET ALLOCATION 60
                                                                                     SUB-ACCOUNT
                                                         -------------------------------------------------------------------
                                                                 2014                   2013                    2012
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,096,785   $            925,139    $            980,368
   Net realized gains (losses).........................             3,050,412              1,325,406                 394,092
   Change in unrealized gains (losses) on investments..           (1,446,767)              6,036,151               3,948,243
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             2,700,430              8,286,696               5,322,703
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,902,889              3,308,980               3,420,855
   Net transfers (including fixed account).............             1,793,524              4,771,110               1,594,907
   Policy charges......................................           (2,660,149)            (2,472,499)             (2,853,860)
   Transfers for policy benefits and terminations......           (4,015,010)            (4,150,371)             (3,323,625)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,978,746)              1,457,220             (1,161,723)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............               721,684              9,743,916               4,160,980
NET ASSETS:
   Beginning of year...................................            55,052,757             45,308,841              41,147,861
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $         55,774,441   $         55,052,757    $         45,308,841
                                                         ====================   ====================    ====================

                                                                            MSF METLIFE ASSET ALLOCATION 80
                                                                                      SUB-ACCOUNT
                                                         --------------------------------------------------------------------
                                                                 2014                    2013                    2012
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             988,863   $            764,551   $             909,635
   Net realized gains (losses).........................              1,467,212                824,701                 185,829
   Change in unrealized gains (losses) on investments..                759,532             10,434,753               5,863,191
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................              3,215,607             12,024,005               6,958,655
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              4,534,850              5,605,094               5,763,103
   Net transfers (including fixed account).............               (31,623)                197,599               (782,674)
   Policy charges......................................            (2,819,864)            (3,135,217)             (3,323,197)
   Transfers for policy benefits and terminations......            (4,864,897)            (3,343,132)             (4,022,309)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (3,181,534)              (675,656)             (2,365,077)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............                 34,073             11,348,349               4,593,578
NET ASSETS:
   Beginning of year...................................             62,478,981             51,130,632              46,537,054
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $          62,513,054   $         62,478,981   $          51,130,632
                                                         =====================   ====================   =====================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                          MSF METLIFE MID CAP STOCK INDEX
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           152,586   $            158,435   $           126,268
   Net realized gains (losses).........................            1,714,974              1,049,324             1,103,401
   Change in unrealized gains (losses) on investments..              176,020              4,625,274             1,742,566
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            2,043,580              5,833,033             2,972,235
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,200,198              1,193,813             1,305,716
   Net transfers (including fixed account).............              264,429                504,352           (1,956,282)
   Policy charges......................................            (938,151)              (888,056)           (1,072,466)
   Transfers for policy benefits and terminations......          (1,655,699)            (1,276,027)           (1,269,157)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (1,129,223)              (465,918)           (2,992,189)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              914,357              5,367,115              (19,954)
NET ASSETS:
   Beginning of year...................................           23,442,684             18,075,569            18,095,523
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        24,357,041   $         23,442,684   $        18,075,569
                                                         ===================   ====================   ===================

                                                                             MSF METLIFE STOCK INDEX
                                                                                   SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                  2013                   2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,978,156   $         2,025,193   $         1,795,531
   Net realized gains (losses).........................            9,206,324             4,832,889             2,408,019
   Change in unrealized gains (losses) on investments..            9,807,750            35,589,278            15,707,338
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           20,992,230            42,447,360            19,910,888
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            8,265,650             8,952,859            10,085,974
   Net transfers (including fixed account).............            (912,040)           (2,682,539)           (4,031,621)
   Policy charges......................................          (8,129,246)           (8,225,186)           (8,329,240)
   Transfers for policy benefits and terminations......         (12,647,884)           (7,802,677)          (12,163,538)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (13,423,520)           (9,757,543)          (14,438,425)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............            7,568,710            32,689,817             5,472,463
NET ASSETS:
   Beginning of year...................................          173,246,178           140,556,361           135,083,898
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $       180,814,888   $       173,246,178   $       140,556,361
                                                         ===================   ===================   ===================

                                                                               MSF MFS TOTAL RETURN
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,768,065    $         1,862,096   $         2,028,319
   Net realized gains (losses).........................            1,519,321                930,924               193,804
   Change in unrealized gains (losses) on investments..            4,052,426             12,320,741             6,718,773
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            7,339,812             15,113,761             8,940,896
                                                         -------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,770,704              5,452,098             6,150,273
   Net transfers (including fixed account).............            (695,770)              (575,880)             (297,704)
   Policy charges......................................          (4,894,210)            (4,894,071)           (6,826,730)
   Transfers for policy benefits and terminations......          (5,348,977)            (6,013,294)           (6,874,390)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (6,168,253)            (6,031,147)           (7,848,551)
                                                         -------------------    -------------------   -------------------
     Net increase (decrease) in net assets.............            1,171,559              9,082,614             1,092,345
NET ASSETS:
   Beginning of year...................................           93,979,745             84,897,131            83,804,786
                                                         -------------------    -------------------   -------------------
   End of year.........................................  $        95,151,304    $        93,979,745   $        84,897,131
                                                         ===================    ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                                  MSF MFS VALUE
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          829,022   $            55,670   $           232,838
   Net realized gains (losses).........................           4,359,323             1,263,632               360,724
   Change in unrealized gains (losses) on investments..           1,856,671            12,213,510             1,551,612
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           7,045,016            13,532,812             2,145,174
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           3,928,318             3,370,591             1,363,087
   Net transfers (including fixed account).............             269,138            45,251,427               267,002
   Policy charges......................................         (3,296,331)           (2,520,586)             (830,797)
   Transfers for policy benefits and terminations......         (3,767,533)           (3,767,851)           (1,190,989)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................         (2,866,408)            42,333,581             (391,697)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............           4,178,608            55,866,393             1,753,477
NET ASSETS:
   Beginning of year...................................          70,802,994            14,936,601            13,183,124
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       74,981,602   $        70,802,994   $        14,936,601
                                                         ==================   ===================   ===================

                                                                               MSF MSCI EAFE INDEX
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         ------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          297,096   $           335,077   $           339,045
   Net realized gains (losses).........................             120,400                37,863             (355,400)
   Change in unrealized gains (losses) on investments..         (1,251,623)             2,081,418             1,952,921
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................           (834,127)             2,454,358             1,936,566
                                                         ------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             696,246               824,622               987,928
   Net transfers (including fixed account).............              50,926               149,588           (1,382,576)
   Policy charges......................................           (546,316)             (598,275)             (610,803)
   Transfers for policy benefits and terminations......           (915,366)             (677,956)             (936,347)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................           (714,510)             (302,021)           (1,941,798)
                                                         ------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............         (1,548,637)             2,152,337               (5,232)
NET ASSETS:
   Beginning of year...................................          13,804,217            11,651,880            11,657,112
                                                         ------------------   -------------------   -------------------
   End of year.........................................  $       12,255,580   $        13,804,217   $        11,651,880
                                                         ==================   ===================   ===================

                                                                          MSF NEUBERGER BERMAN GENESIS
                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------------
                                                                2014                  2013                  2012
                                                         -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            15,488   $          163,604   $           (5,862)
   Net realized gains (losses).........................              583,021              121,622             (702,698)
   Change in unrealized gains (losses) on investments..            (889,751)           14,779,519             4,103,354
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................            (291,242)           15,064,745             3,394,794
                                                         -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            3,353,023            3,461,018             3,445,672
   Net transfers (including fixed account).............            (966,030)            4,786,324             (137,164)
   Policy charges......................................          (2,320,034)          (2,265,795)           (2,199,033)
   Transfers for policy benefits and terminations......          (3,679,305)          (3,426,816)           (3,661,491)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................          (3,612,346)            2,554,731           (2,552,016)
                                                         -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.............          (3,903,588)           17,619,476               842,778
NET ASSETS:
   Beginning of year...................................           54,795,565           37,176,089            36,333,311
                                                         -------------------   ------------------   -------------------
   End of year.........................................  $        50,891,977   $       54,795,565   $        37,176,089
                                                         ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                               MSF RUSSELL 2000 INDEX
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                   2013                  2012
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            183,659   $           244,029    $           157,387
   Net realized gains (losses).........................             1,299,939               554,799                305,836
   Change in unrealized gains (losses) on investments..             (437,931)             6,045,878              2,345,075
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,045,667             6,844,706              2,808,298
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,158,374             1,235,505              1,327,007
   Net transfers (including fixed account).............             (247,507)               308,605            (1,877,129)
   Policy charges......................................             (953,653)             (933,702)              (981,251)
   Transfers for policy benefits and terminations......           (1,676,849)           (1,289,726)            (1,309,017)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,719,635)             (679,318)            (2,840,390)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............             (673,968)             6,165,388               (32,092)
NET ASSETS:
   Beginning of year...................................            24,663,413            18,498,025             18,530,117
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $         23,989,445   $        24,663,413    $        18,498,025
                                                         ====================   ===================    ===================

                                                                        MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         -----------------------------------------------------------------
                                                                 2014                  2013                   2012
                                                         -------------------    -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (79,202)    $          (31,642)   $           (29,514)
   Net realized gains (losses).........................            2,409,963                557,399                274,059
   Change in unrealized gains (losses) on investments..            (236,911)              5,715,381              1,423,293
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            2,093,850              6,241,138              1,667,838
                                                         -------------------    -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            1,350,199              1,138,768                714,669
   Net transfers (including fixed account).............              513,688              8,048,978                503,044
   Policy charges......................................          (1,019,697)              (791,583)              (482,523)
   Transfers for policy benefits and terminations......          (1,505,494)              (920,981)              (819,624)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (661,304)              7,475,182               (84,434)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets.............            1,432,546             13,716,320              1,583,404
NET ASSETS:
   Beginning of year...................................           24,402,740             10,686,420              9,103,016
                                                         -------------------    -------------------   --------------------
   End of year.........................................  $        25,835,286    $        24,402,740   $         10,686,420
                                                         ===================    ===================   ====================

                                                                        MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                   2012
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          (43,174)   $            (5,540)   $          (35,764)
   Net realized gains (losses).........................            1,270,845                958,124             1,111,601
   Change in unrealized gains (losses) on investments..            (514,352)              2,695,733               106,536
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................              713,319              3,648,317             1,182,373
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              568,657                491,862               622,712
   Net transfers (including fixed account).............            (212,382)              (223,389)               230,753
   Policy charges......................................            (401,914)              (369,265)             (478,004)
   Transfers for policy benefits and terminations......            (577,442)              (358,693)             (710,107)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (623,081)              (459,485)             (334,646)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............               90,238              3,188,832               847,727
NET ASSETS:
   Beginning of year...................................           11,610,154              8,421,322             7,573,595
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        11,700,392   $         11,610,154   $         8,421,322
                                                         ===================   ====================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                             MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           877,948   $           826,366   $            554,346
   Net realized gains (losses).........................              148,527               193,604                171,894
   Change in unrealized gains (losses) on investments..            (154,919)             (890,490)              1,108,554
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              871,556               129,480              1,834,794
                                                         -------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              931,065               988,950              1,060,368
   Net transfers (including fixed account).............              764,766             (521,172)              1,075,120
   Policy charges......................................            (682,305)             (683,477)              (799,525)
   Transfers for policy benefits and terminations......          (1,025,510)             (982,938)            (1,509,399)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................             (11,984)           (1,198,637)              (173,436)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............              859,572           (1,069,157)              1,661,358
NET ASSETS:
   Beginning of year...................................           17,169,830            18,238,987             16,577,629
                                                         -------------------   -------------------   --------------------
   End of year.........................................  $        18,029,402   $        17,169,830   $         18,238,987
                                                         ===================   ===================   ====================

                                                                   MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                    SUB-ACCOUNT
                                                         ----------------------------------------------------------------
                                                                 2014                  2013                  2012
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           100,789   $            139,305   $           147,620
   Net realized gains (losses).........................                4,087                  6,692                18,322
   Change in unrealized gains (losses) on investments..               54,138              (228,422)                78,947
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              159,014               (82,425)               244,889
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              456,237                514,464               612,636
   Net transfers (including fixed account).............             (69,255)              (628,696)               635,640
   Policy charges......................................            (338,042)              (399,903)             (478,741)
   Transfers for policy benefits and terminations......            (622,303)              (728,974)             (732,640)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (573,363)            (1,243,109)                36,895
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............            (414,349)            (1,325,534)               281,784
NET ASSETS:
   Beginning of year...................................            6,728,181              8,053,715             7,771,931
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $         6,313,832   $          6,728,181   $         8,053,715
                                                         ===================   ====================   ===================

                                                                                 MSF WMC BALANCED
                                                                                    SUB-ACCOUNT
                                                         ---------------------------------------------------------------
                                                                2014                   2013                  2012
                                                         -------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            75,894   $            86,647   $            68,219
   Net realized gains (losses).........................               53,787               214,517                23,781
   Change in unrealized gains (losses) on investments..              319,418               450,389               322,145
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              449,099               751,553               414,145
                                                         -------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              205,938               280,386               242,107
   Net transfers (including fixed account).............              798,064             (352,911)               517,327
   Policy charges......................................            (201,305)             (191,138)             (191,320)
   Transfers for policy benefits and terminations......            (282,505)             (250,795)             (206,435)
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              520,192             (514,458)               361,679
                                                         -------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............              969,291               237,095               775,824
NET ASSETS:
   Beginning of year...................................            4,338,695             4,101,600             3,325,776
                                                         -------------------   -------------------   -------------------
   End of year.........................................  $         5,307,986   $         4,338,695   $         4,101,600
                                                         ===================   ===================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                                 MSF WMC CORE EQUITY OPPORTUNITIES
                                                                                            SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                         2014                  2013                  2012
                                                                  -------------------   ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)................................   $           589,677   $        2,210,257   $           788,259
   Net realized gains (losses).................................            30,768,419           11,016,667             4,730,499
   Change in unrealized gains (losses) on investments..........           (5,748,917)           56,699,669            20,419,405
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.........................................            25,609,179           69,926,593            25,938,163
                                                                  -------------------   ------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners................            14,681,754           16,105,646            18,015,358
   Net transfers (including fixed account).....................           (6,810,724)          (5,510,162)           (7,543,788)
   Policy charges..............................................          (11,623,943)         (12,129,673)          (13,152,574)
   Transfers for policy benefits and terminations..............          (18,879,079)         (18,542,307)          (19,665,444)
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions................................          (22,631,992)         (20,076,496)          (22,346,448)
                                                                  -------------------   ------------------   -------------------
     Net increase (decrease) in net assets.....................             2,977,187           49,850,097             3,591,715
NET ASSETS:
   Beginning of year...........................................           270,769,976          220,919,879           217,328,164
                                                                  -------------------   ------------------   -------------------
   End of year.................................................   $       273,747,163   $      270,769,976   $       220,919,879
                                                                  ===================   ==================   ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

           NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF SUB-ACCOUNTS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2014:

American Funds Bond Sub-Account                         MSF Barclays Aggregate Bond Index Sub-Account
American Funds Global Small Capitalization              MSF BlackRock Bond Income Sub-Account
   Sub-Account                                          MSF BlackRock Capital Appreciation Sub-Account
American Funds Growth Sub-Account                       MSF BlackRock Large Cap Value Sub-Account
American Funds Growth-Income Sub-Account                MSF BlackRock Money Market Sub-Account
Fidelity VIP Equity-Income Sub-Account                  MSF Frontier Mid Cap Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account             MSF Jennison Growth Sub-Account
MIST ClearBridge Aggressive Growth Sub-Account          MSF Loomis Sayles Small Cap Core Sub-Account
MIST Harris Oakmark International Sub-Account           MSF Loomis Sayles Small Cap Growth Sub-Account
MIST Invesco Mid Cap Value Sub-Account                  MSF Met/Artisan Mid Cap Value Sub-Account
MIST Invesco Small Cap Growth Sub-Account               MSF MetLife Asset Allocation 20 Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account             MSF MetLife Asset Allocation 40 Sub-Account
MIST MetLife Asset Allocation 100 Sub-Account           MSF MetLife Asset Allocation 60 Sub-Account
MIST MFS Research International Sub-Account             MSF MetLife Asset Allocation 80 Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account          MSF MetLife Mid Cap Stock Index Sub-Account
MIST Oppenheimer Global Equity Sub-Account              MSF MetLife Stock Index Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account         MSF MFS Total Return Sub-Account
MIST PIMCO Total Return Sub-Account                     MSF MFS Value Sub-Account
MIST SSgA Growth and Income ETF Sub-Account             MSF MSCI EAFE Index Sub-Account
MIST SSgA Growth ETF Sub-Account                        MSF Neuberger Berman Genesis Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account           MSF Russell 2000 Index Sub-Account
MIST WMC Large Cap Research Sub-Account                 MSF T. Rowe Price Large Cap Growth Sub-Account
MSF Baillie Gifford International Stock Sub-Account     MSF T. Rowe Price Small Cap Growth Sub-Account

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUB-ACCOUNTS -- (CONCLUDED)


MSF Western Asset Management Strategic Bond          MSF WMC Balanced Sub-Account
   Opportunities Sub-Account                         MSF WMC Core Equity Opportunities Sub-Account
MSF Western Asset Management U.S. Government
   Sub-Account

3.  PORTFOLIO CHANGES


The following Sub-Account ceased operations during the year ended December 31, 2014:

MIST ClearBridge Aggressive Growth II Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2014:

NAME CHANGES:

Former Name                                             New Name

(MIST) BlackRock Large Cap Core Portfolio               (MIST) WMC Large Cap Research Portfolio
(MIST) MetLife Aggressive Strategy Portfolio            (MIST) MetLife Asset Allocation 100 Portfolio
(MSF) BlackRock Diversified Portfolio                   (MSF) WMC Balanced Portfolio
(MSF) Davis Venture Value Portfolio                     (MSF) WMC Core Equity Opportunities Portfolio
(MSF) MetLife Conservative Allocation Portfolio         (MSF) MetLife Asset Allocation 20 Portfolio
(MSF) MetLife Conservative to Moderate Allocation       (MSF) MetLife Asset Allocation 40 Portfolio
   Portfolio
(MSF) MetLife Moderate Allocation Portfolio             (MSF) MetLife Asset Allocation 60 Portfolio
(MSF) MetLife Moderate to Aggressive Allocation         (MSF) MetLife Asset Allocation 80 Portfolio
   Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) ClearBridge Aggressive Growth Portfolio II       (MIST) ClearBridge Aggressive Growth Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

SECURITY VALUATION -- (CONCLUDED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as policy owner cash value.


NET TRANSFERS
Funds transferred by the policy owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS


Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the fund or portfolio including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the fund or portfolio.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated.

      The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31. 2014:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts for the years ended December 31, 2014, 2013, and 2012.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                    AS OF DECEMBER 31,
                                 -----------------------

                                   SHARES      COST ($)
                                 ----------  -----------
                                    2014         2014
                                 ----------  -----------
     American Funds Bond
       Sub-Account.............     993,221   10,742,878
     American Funds Global
       Small Capitalization
       Sub-Account.............   2,308,548   46,833,201
     American Funds Growth
       Sub-Account.............   2,362,570  126,454,875
     American Funds
       Growth-Income
       Sub-Account.............   2,543,489   92,845,842
     Fidelity VIP Equity-Income
       Sub-Account.............   4,664,072  103,371,547
     MIST Clarion Global Real
       Estate Sub-Account......   1,800,054   22,922,840
     MIST ClearBridge
       Aggressive Growth
       Sub-Account.............   2,598,596   29,645,589
     MIST Harris Oakmark
       International
       Sub-Account.............   3,242,184   48,564,100
     MIST Invesco Mid Cap
       Value Sub-Account.......   1,654,582   28,711,346
     MIST Invesco Small Cap
       Growth Sub-Account......     252,829    3,795,579
     MIST Lord Abbett Bond
       Debenture Sub-Account...   2,860,546   35,229,911
     MIST MetLife Asset
       Allocation 100
       Sub-Account.............  34,299,412  389,238,954
     MIST MFS Research
       International
       Sub-Account.............   8,075,670   96,739,572
     MIST Morgan Stanley Mid
       Cap Growth
       Sub-Account.............   1,345,756   14,368,485
     MIST Oppenheimer Global
       Equity Sub-Account......     495,690    7,753,667
     MIST PIMCO Inflation
       Protected Bond
       Sub-Account.............   1,256,005   13,794,596
     MIST PIMCO Total Return
       Sub-Account.............  10,271,431  123,110,765
     MIST SSgA Growth and
       Income ETF
       Sub-Account.............     769,546    8,810,591
     MIST SSgA Growth ETF
       Sub-Account.............     728,964    8,458,708
     MIST T. Rowe Price Mid
       Cap Growth
       Sub-Account.............   2,742,439   24,821,465
     MIST WMC Large Cap
       Research
       Sub-Account.............     310,279    3,088,588
     MSF Baillie Gifford
       International
       Stock Sub-Account.......   2,238,492   23,282,379

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------------------------------------
                                                COST OF                               PROCEEDS
                                             PURCHASES ($)                         FROM SALES ($)
                                 --------------------------------------  -------------------------------------
                                    2014         2013        2012           2014        2013        2012
                                 ----------  -----------  -------------  ----------  ----------  -------------
     American Funds Bond
       Sub-Account.............   1,320,255    2,101,362   1,542,726      1,045,916   1,862,301   2,097,001
     American Funds Global
       Small Capitalization
       Sub-Account.............   1,152,244    2,123,137   1,464,511      5,579,900   4,885,618   6,526,417
     American Funds Growth
       Sub-Account.............  13,015,752    4,393,491   3,438,118     15,102,218  17,999,029  16,995,596
     American Funds
       Growth-Income
       Sub-Account.............   9,625,244    4,921,448   3,029,835      8,198,661   9,360,648   9,166,383
     Fidelity VIP Equity-Income
       Sub-Account.............   5,797,131   10,890,126   9,783,516      8,616,110  11,075,197  10,081,987
     MIST Clarion Global Real
       Estate Sub-Account......   1,309,302    2,645,439   1,610,351      2,051,301   1,590,273   2,078,838
     MIST ClearBridge
       Aggressive Growth
       Sub-Account.............  19,455,552    3,036,190   1,313,112      3,013,263   2,826,259   2,064,129
     MIST Harris Oakmark
       International
       Sub-Account.............   8,877,262    4,609,520   2,912,588      5,420,471   5,810,652   5,509,193
     MIST Invesco Mid Cap
       Value Sub-Account.......   6,425,174      615,952  29,146,067(a)   3,039,258   3,462,287   1,970,753(a)
     MIST Invesco Small Cap
       Growth Sub-Account......   1,318,569      830,696     516,508        859,476     684,517     652,783
     MIST Lord Abbett Bond
       Debenture Sub-Account...   4,657,270    4,465,488   3,960,854      3,501,553   4,173,878   4,094,639
     MIST MetLife Asset
       Allocation 100
       Sub-Account.............   5,414,009  441,972,004   1,100,275     39,833,617  35,295,833   1,065,413
     MIST MFS Research
       International
       Sub-Account.............   2,940,545    3,545,491   3,075,394      7,981,677   8,982,357  10,048,418
     MIST Morgan Stanley Mid
       Cap Growth
       Sub-Account.............     341,756    1,193,502     699,682      1,918,418   2,486,988   3,075,979
     MIST Oppenheimer Global
       Equity Sub-Account......   1,103,522    2,063,072     706,312        985,733   1,808,118   1,079,972
     MIST PIMCO Inflation
       Protected Bond
       Sub-Account.............   1,919,691    4,292,069   4,375,438      3,341,445   5,716,828   2,805,476
     MIST PIMCO Total Return
       Sub-Account.............   5,998,682   11,123,730  11,334,268     10,797,277  14,920,848  12,452,372
     MIST SSgA Growth and
       Income ETF
       Sub-Account.............   1,636,878    2,687,288   3,656,418      3,569,434     759,779   2,854,624
     MIST SSgA Growth ETF
       Sub-Account.............   1,792,532    4,330,459   1,993,587      1,950,839     637,738     523,996
     MIST T. Rowe Price Mid
       Cap Growth
       Sub-Account.............   4,902,609    2,873,036   4,732,444      3,524,627   3,754,260   3,223,110
     MIST WMC Large Cap
       Research
       Sub-Account.............     725,906      595,586     557,073        439,988     817,487     848,126
     MSF Baillie Gifford
       International
       Stock Sub-Account.......     729,172      991,300     764,705      1,805,881   2,481,240   2,401,095

(a)  For the period April 30, 2012 to December 31, 2012.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                   AS OF DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                 -----------------------  ------------------------------------------------------------------------
                                                                        COST OF                             PROCEEDS
                                   SHARES     COST ($)               PURCHASES ($)                       FROM SALES ($)
                                 ----------  -----------  -----------------------------------  -----------------------------------
                                    2014        2014         2014        2013         2012        2014        2013         2012
                                 ----------  -----------  ----------   ----------  ----------  ----------  ----------  -----------
     MSF Barclays Aggregate
       Bond Index
       Sub-Account.............  13,168,145  145,562,308   5,198,658    6,895,027   8,552,961   4,722,802   4,641,973    5,380,425
     MSF BlackRock Bond
       Income Sub-Account......     750,910   81,251,844   4,305,513    6,326,317   4,976,184   6,817,714   9,453,370   12,348,434
     MSF BlackRock Capital
       Appreciation
       Sub-Account.............   4,284,420   86,935,338     335,371    2,288,409     769,835  15,681,541  15,702,331   15,319,581
     MSF BlackRock Large Cap
       Value Sub-Account.......   1,347,994   13,848,602   3,994,429    1,450,580   2,475,432   1,252,452   1,575,885    1,758,883
     MSF BlackRock Money
       Market Sub-Account......     486,276   48,627,574  10,152,565   17,346,298  15,067,967  15,762,831  19,859,172   25,297,136
     MSF Frontier Mid Cap
       Growth Sub-Account......     122,952    3,439,596   1,049,236      519,314     536,401     333,250     635,276      862,713
     MSF Jennison
       Growth Sub-Account......     740,609    8,937,982   1,588,735      813,112   3,611,205   1,151,035   1,142,941    1,043,330
     MSF Loomis Sayles Small
       Cap Core
       Sub-Account.............     511,536  107,898,576  20,028,067   11,200,051   3,421,906  12,781,746  14,979,293   14,756,956
     MSF Loomis Sayles Small
       Cap Growth
       Sub-Account.............     638,475    6,944,149   1,817,097    1,147,406     860,867   1,183,744     705,064    1,657,331
     MSF Met/Artisan Mid Cap
       Value Sub-Account.......     424,384   86,584,865   1,288,563    1,732,569   1,714,584   8,574,522   9,863,206   10,265,688
     MSF MetLife Asset
       Allocation 20
       Sub-Account.............     807,252    9,210,482   2,738,924    2,313,668   2,366,101   1,735,652   2,402,538    1,810,055
     MSF MetLife Asset
       Allocation 40
       Sub-Account.............   1,116,240   12,772,683   3,006,404    2,912,744   3,725,851   2,907,000   2,712,135    2,950,087
     MSF MetLife Asset
       Allocation 60
       Sub-Account.............   4,110,132   46,139,733   6,448,030    8,769,167   5,214,928   5,194,217   6,190,693    5,305,738
     MSF MetLife Asset
       Allocation 80
       Sub-Account.............   4,189,030   46,503,631   3,700,010    5,260,857   3,883,012   5,905,520   5,072,272    5,341,456
     MSF MetLife Mid
       Cap Stock Index
       Sub-Account.............   1,281,292   17,633,752   2,492,713    2,561,403   1,988,850   2,372,206   2,330,864    4,030,636
     MSF MetLife Stock Index
       Sub-Account.............   3,913,539  119,604,691   9,264,872    6,954,170   5,024,176  16,407,841  12,270,898   16,753,850
     MSF MFS Total Return
       Sub-Account.............     551,612   74,680,990   3,765,100    3,846,809   4,241,023   8,055,923   8,007,106   10,039,708
     MSF MFS Value
       Sub-Account.............   4,090,292   59,290,119   6,216,643   49,473,984   1,817,635   5,699,235   5,583,053    1,773,192
     MSF MSCI EAFE Index
       Sub-Account.............     967,372   11,981,488     965,679    1,374,292   1,033,409   1,382,213   1,319,940    2,632,474
     MSF Neuberger Berman
       Genesis Sub-Account.....   2,816,373   42,770,448     669,745    6,740,417     870,127   4,268,457   4,038,837    3,431,627
     MSF Russell 2000 Index
       Sub-Account.............   1,192,929   16,185,983   1,557,039    1,904,148   1,306,068   2,557,186   2,354,417    4,003,358
     MSF T. Rowe Price Large
       Cap Growth
       Sub-Account.............   1,043,379   18,337,001   3,507,665    9,946,252   1,490,924   2,543,239   2,516,154    1,603,531

(a)  For the period April 30, 2012 to December 31, 2012.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                   AS OF DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                 -----------------------  ------------------------------------------------------------------------
                                                                        COST OF                             PROCEEDS
                                   SHARES     COST ($)               PURCHASES ($)                       FROM SALES ($)
                                 ----------  -----------  -----------------------------------  -----------------------------------
                                    2014        2014         2014        2013         2012        2014        2013         2012
                                 ----------  -----------  ----------    ---------   ---------  ----------  ----------  -----------
     MSF T. Rowe Price Small
       Cap Growth
       Sub-Account.............     500,042    8,644,040   1,864,712    2,028,560   2,843,430   1,680,371   1,972,115    2,361,982
     MSF Western Asset
       Management Strategic
       Bond Opportunities
       Sub-Account.............   1,342,443   16,910,137   2,838,468    1,853,793   2,337,825   1,973,099   2,258,882    1,957,311
     MSF Western Asset
       Management U.S.
       Government
       Sub-Account.............     521,264    6,283,351   1,208,033      496,522   1,308,275   1,681,927   1,625,551    1,119,640
     MSF WMC Balanced
       Sub-Account.............     244,256    4,269,642     971,539    1,069,954     763,546     254,856   1,483,365      335,398
     MSF WMC Core
       Equity Opportunities
       Sub-Account.............   6,347,488  173,036,472  24,534,091    8,444,057   2,398,403  24,115,796  22,243,497   23,946,445

(a)  For the period April 30, 2012 to December 31, 2012.

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of expense ratios, and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying fund or portfolio, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2014. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                               AS OF
                                                            DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                          -------------      -------------------------------------------------------
                                                                             INVESTMENT(1)    EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                                NET             INCOME            LOWEST TO             LOWEST TO
                                                            ASSETS ($)         RATIO (%)         HIGHEST (%)           HIGHEST (%)
                                                          -------------      -------------    ----------------     -----------------
  American Funds Bond Sub-Account               2014         10,875,641          1.95            0.00 - 0.90             4.33 - 5.28
                                                2013         10,270,684          1.78            0.00 - 0.90         (3.03) - (2.16)
                                                2012         10,577,274          2.46            0.00 - 0.90             4.42 - 5.37
                                                2011         10,837,107          2.87            0.00 - 0.90             5.16 - 6.10
                                                2010         12,310,904          2.96            0.00 - 0.90             5.49 - 6.44

  American Funds Global Small Capitalization    2014         59,188,074          0.12            0.00 - 0.90             1.21 - 2.12
     Sub-Account                                2013         62,642,030          0.86            0.00 - 0.90           27.13 - 28.28
                                                2012         51,686,408          1.34            0.00 - 0.90           17.11 - 18.18
                                                2011         48,898,141          1.34            0.00 - 0.90       (19.87) - (19.14)
                                                2010         66,963,488          1.72            0.00 - 0.90           21.32 - 22.41

  American Funds Growth Sub-Account             2014        188,334,978          0.79            0.00 - 0.90             7.54 - 8.51
                                                2013        185,927,765          0.93            0.00 - 0.90           28.94 - 30.10
                                                2012        156,396,428          0.78            0.00 - 0.90           16.83 - 17.89
                                                2011        145,777,657          0.60            0.00 - 0.90         (5.13) - (4.28)
                                                2010        170,692,510          0.71            0.00 - 0.90           17.62 - 18.68

  American Funds Growth-Income Sub-Account      2014        133,081,730          1.29            0.00 - 0.90            9.64 - 10.63
                                                2013        126,621,617          1.37            0.00 - 0.90           32.30 - 33.50
                                                2012        100,046,623          1.61            0.00 - 0.90           16.42 - 17.48
                                                2011         92,079,552          1.52            0.00 - 0.90         (2.71) - (1.83)
                                                2010        102,044,715          1.48            0.00 - 0.90           10.43 - 11.43

  Fidelity VIP Equity-Income Sub-Account        2014        113,177,895          2.83            0.00 - 0.90             7.74 - 8.72
                                                2013        111,362,063          2.48            0.00 - 0.90           27.00 - 28.15
                                                2012         95,091,446          3.08            0.00 - 0.90           16.25 - 17.31
                                                2011         89,477,712          2.47            0.00 - 0.90             0.07 - 0.97
                                                2010         96,954,000          1.81            0.00 - 0.90           14.12 - 15.15

  MIST Clarion Global Real Estate Sub-Account   2014         22,374,829          1.79            0.00 - 0.90           12.66 - 13.67
                                                2013         20,751,413          6.95            0.00 - 0.90             2.83 - 3.76
                                                2012         20,355,967          2.28            0.00 - 0.90           25.16 - 26.30
                                                2011         16,941,011          4.09            0.00 - 0.90         (6.12) - (5.28)
                                                2010         18,361,981          8.25            0.00 - 0.90           15.24 - 16.28

  MIST ClearBridge Aggressive Growth            2014         41,484,898          0.19            0.00 - 0.90           18.05 - 19.12
     Sub-Account                                2013         19,215,771          0.39            0.00 - 0.90           44.60 - 45.90
                                                2012         13,230,940          0.21            0.00 - 0.90           17.74 - 18.81
                                                2011         11,795,463          0.04            0.00 - 0.90           (2.07) - 3.55
                                                2010          3,231,499          0.07            0.00 - 0.90           22.94 - 24.05

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF
                                                         DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                       --------------  --------------------------------------------------------
                                                                       INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                             NET          INCOME             LOWEST TO             LOWEST TO
                                                         ASSETS ($)      RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                       --------------  -------------     ----------------     -----------------
  MIST Harris Oakmark International Sub-Account  2014      51,680,629       2.59           0.00 - 0.90          (6.37) - (5.52)
                                                 2013      57,975,855       2.62           0.00 - 0.90            29.63 - 30.80
                                                 2012      46,714,029       1.83           0.00 - 0.90            28.31 - 29.47
                                                 2011      39,102,144       0.03           0.00 - 0.90        (14.75) - (13.98)
                                                 2010      47,817,814       2.07           0.00 - 0.90            15.63 - 16.67

  MIST Invesco Mid Cap Value Sub-Account         2014      33,688,813       0.70           0.00 - 0.90              8.97 - 9.96
     (Commenced 4/30/2012)                       2013      33,109,047       0.91           0.00 - 0.90            29.46 - 30.63
                                                 2012      28,006,897         --           0.00 - 0.90              2.78 - 3.41

  MIST Invesco Small Cap Growth Sub-Account      2014       4,960,930         --           0.00 - 0.90              7.21 - 8.18
                                                 2013       4,660,156       0.41           0.00 - 0.90            39.28 - 40.54
                                                 2012       3,367,837         --           0.00 - 0.90            17.44 - 18.51
                                                 2011       3,166,697         --           0.00 - 0.90          (1.73) - (0.85)
                                                 2010       3,399,620         --           0.00 - 0.90            25.34 - 26.47

  MIST Lord Abbett Bond Debenture Sub-Account    2014      37,418,590       5.74           0.00 - 0.90              4.18 - 5.12
                                                 2013      37,417,500       6.79           0.00 - 0.90              7.20 - 8.17
                                                 2012      36,739,250       7.33           0.00 - 0.90            12.17 - 13.19
                                                 2011      35,005,944       6.05           0.00 - 0.90              3.89 - 4.83
                                                 2010      35,707,431       6.44           0.00 - 0.90            12.16 - 13.18

  MIST MetLife Asset Allocation 100 Sub-Account  2014     481,267,328       0.93           0.00 - 0.90              4.29 - 5.24
     (Commenced 5/2/2011)                        2013     495,257,821       0.02           0.00 - 0.90            28.61 - 29.77
                                                 2012       7,821,873       0.84           0.00 - 0.90            15.99 - 17.05
                                                 2011       6,641,228         --           0.00 - 0.90          (6.62) - (5.77)

  MIST MFS Research International Sub-Account    2014      88,343,751       2.45           0.00 - 0.90          (7.57) - (6.74)
                                                 2013     102,130,218       2.75           0.00 - 0.90            18.51 - 19.58
                                                 2012      92,587,582       2.16           0.00 - 0.90            15.92 - 16.97
                                                 2011      87,514,498       2.10           0.00 - 0.90        (11.24) - (10.44)
                                                 2010     108,046,291       1.92           0.00 - 0.90            10.65 - 11.65

  MIST Morgan Stanley Mid Cap Growth             2014      22,216,204       0.06           0.00 - 0.90              0.38 - 1.29
     Sub-Account (Commenced 5/3/2010)            2013      23,530,755       0.80           0.00 - 0.90            38.06 - 39.30
                                                 2012      18,140,444         --           0.00 - 0.90              8.57 - 9.55
                                                 2011      18,752,462       0.74           0.00 - 0.90          (7.50) - (6.66)
                                                 2010      20,615,489         --           0.00 - 0.90            27.94 - 29.09

  MIST Oppenheimer Global Equity Sub-Account     2014       9,931,414       1.01           0.00 - 0.90              1.49 - 2.41
                                                 2013      10,112,067       1.96           0.00 - 0.90            26.28 - 27.42
                                                 2012       7,872,154       1.64           0.00 - 0.90            20.42 - 21.52
                                                 2011       6,911,361       2.03           0.00 - 0.90          (9.06) - (8.24)
                                                 2010       8,171,114       1.45           0.00 - 0.90            15.19 - 16.23

  MIST PIMCO Inflation Protected Bond            2014      12,665,492       1.87           0.00 - 0.90              2.25 - 3.18
     Sub-Account                                 2013      13,866,265       2.40           0.00 - 0.90          (9.80) - (8.98)
                                                 2012      18,053,754       3.16           0.00 - 0.90              8.34 - 9.33
                                                 2011      16,523,011       1.75           0.00 - 0.90            10.49 - 11.48
                                                 2010      13,627,491       2.39           0.00 - 0.90              6.84 - 8.00

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------     -----------------
  MIST PIMCO Total Return Sub-Account          2014         124,198,185          2.53           0.00 - 0.90              3.55 - 4.49
                                               2013         126,619,095          4.38           0.00 - 0.90          (2.60) - (1.72)
                                               2012         141,128,863          3.28           0.00 - 0.90              8.57 - 9.56
                                               2011         134,179,544          2.81           0.00 - 0.90              2.50 - 3.42
                                               2010         133,478,171          4.00           0.00 - 0.90              7.44 - 8.41

  MIST SSgA Growth and Income ETF              2014           9,715,870          2.51           0.00 - 0.90              5.19 - 6.14
     Sub-Account                               2013          11,922,638          2.62           0.00 - 0.90            12.21 - 13.22
                                               2012           9,208,815          2.53           0.00 - 0.90            12.09 - 13.11
                                               2011           7,738,224          1.90           0.00 - 0.90              0.37 - 1.28
                                               2010           5,842,153          1.28           0.00 - 0.90            11.60 - 12.61

  MIST SSgA Growth ETF Sub-Account             2014           9,149,710          2.26           0.00 - 0.75              4.90 - 5.69
                                               2013           9,623,070          2.31           0.00 - 0.90            17.28 - 18.34
                                               2012           5,190,437          2.03           0.00 - 0.90            14.28 - 15.32
                                               2011           3,366,771          1.71           0.00 - 0.90          (2.74) - (1.86)
                                               2010           2,882,488          1.54           0.00 - 0.90            13.35 - 14.37

  MIST T. Rowe Price Mid Cap Growth            2014          34,246,348            --           0.00 - 0.90            12.03 - 13.04
     Sub-Account                               2013          32,007,170          0.40           0.00 - 0.90            35.73 - 36.96
                                               2012          25,511,046            --           0.00 - 0.90            12.90 - 13.93
                                               2011          23,992,689            --           0.00 - 0.90          (2.28) - (1.39)
                                               2010          26,245,833            --           0.00 - 0.90            26.93 - 28.07

  MIST WMC Large Cap Research Sub-Account      2014           4,496,280          0.94           0.00 - 0.90            12.85 - 13.87
                                               2013           3,694,515          1.42           0.00 - 0.90            33.39 - 34.60
                                               2012           2,982,835          1.22           0.00 - 0.90            12.66 - 13.68
                                               2011           2,923,852          1.02           0.00 - 0.90            (0.36) - 0.54
                                               2010           2,737,804          1.29           0.00 - 0.90            11.97 - 12.73

  MSF Baillie Gifford International Stock      2014          22,545,794          1.40           0.00 - 0.90          (3.97) - (3.10)
     Sub-Account                               2013          24,678,202          1.63           0.00 - 0.90            14.51 - 15.54
                                               2012          23,120,959          1.39           0.00 - 0.90            18.44 - 19.52
                                               2011          21,121,414          1.80           0.00 - 0.90        (20.59) - (19.86)
                                               2010          28,928,635          1.58           0.00 - 0.90              6.25 - 7.21

  MSF Barclays Aggregate Bond Index            2014         147,743,484          2.97           0.00 - 0.90              4.86 - 5.81
     Sub-Account                               2013         143,381,609          3.55           0.00 - 0.90          (3.20) - (2.33)
                                               2012         149,633,266          3.66           0.00 - 0.90              2.97 - 3.90
                                               2011         146,207,923          3.51           0.00 - 0.90              6.55 - 7.51
                                               2010         141,026,063          4.38           0.00 - 0.90              5.10 - 6.05

  MSF BlackRock Bond Income Sub-Account        2014          83,326,302          3.47           0.00 - 0.90              6.13 - 7.08
                                               2013          83,022,357          3.97           0.00 - 0.90          (1.66) - (0.77)
                                               2012          92,368,428          2.73           0.00 - 0.90              6.58 - 7.55
                                               2011          96,006,574          3.94           0.00 - 0.90              5.61 - 6.56
                                               2010         100,232,236          3.95           0.00 - 0.90              7.37 - 8.34

  MSF BlackRock Capital Appreciation           2014         176,442,068          0.06           0.00 - 0.90              7.92 - 8.90
     Sub-Account                               2013         177,313,324          0.83           0.00 - 0.90            33.02 - 34.22
                                               2012         145,159,564          0.31           0.00 - 0.90            13.34 - 14.37
                                               2011         140,506,559          0.19           0.00 - 0.90          (9.76) - (8.95)
                                               2010         170,535,619          0.23           0.00 - 0.90            16.92 - 19.82

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------      ----------------
  MSF BlackRock Large Cap Value Sub-Account    2014          13,331,390          1.25           0.00 - 0.90              8.94 - 9.92
                                               2013          12,486,837          1.39           0.00 - 0.90            30.87 - 32.05
                                               2012          10,195,299          1.65           0.00 - 0.90            13.25 - 14.28
                                               2011           9,931,694          1.15           0.00 - 0.90              1.43 - 2.35
                                               2010          10,582,253          1.06           0.00 - 0.90              8.24 - 9.22

  MSF BlackRock Money Market Sub-Account       2014          48,636,692            --           0.00 - 0.90            (0.90) - 0.00
                                               2013          54,240,441            --           0.00 - 0.90            (0.90) - 0.00
                                               2012          56,999,928            --           0.00 - 0.90            (0.90) - 0.00
                                               2011          66,917,171            --           0.00 - 0.90            (0.90) - 0.00
                                               2010          74,836,337          0.01           0.00 - 0.90            (0.89) - 0.01

  MSF Frontier Mid Cap Growth Sub-Account      2014           4,583,073            --           0.00 - 0.90            10.14 - 11.14
                                               2013           3,789,055          1.26           0.00 - 0.90            31.58 - 32.77
                                               2012           3,048,516            --           0.00 - 0.90             9.98 - 10.97
                                               2011           3,044,453          0.30           0.00 - 0.90          (3.87) - (3.00)
                                               2010           3,159,357          0.07           0.00 - 0.90            14.27 - 15.30

  MSF Jennison Growth Sub-Account              2014          12,019,513          0.26           0.00 - 0.90              8.08 - 9.06
                                               2013          11,217,361          0.41           0.00 - 0.90            35.77 - 37.00
                                               2012           8,608,094          0.22           0.00 - 0.90            14.74 - 15.78
                                               2011           6,375,466          0.27           0.00 - 0.90            (0.38) - 0.51
                                               2010           6,084,336          0.59           0.00 - 0.90            10.63 - 11.63

  MSF Loomis Sayles Small Cap Core             2014         148,394,680          0.04           0.00 - 0.90              2.83 - 3.76
     Sub-Account                               2013         155,312,343          0.44           0.00 - 0.90            39.78 - 41.04
                                               2012         122,502,506            --           0.00 - 0.90            13.52 - 14.55
                                               2011         120,220,363          0.11           0.00 - 0.90            (0.31) - 0.59
                                               2010         133,490,199          0.10           0.00 - 0.90            26.38 - 27.53

  MSF Loomis Sayles Small Cap Growth           2014           9,383,986            --           0.00 - 0.90              0.32 - 1.22
     Sub-Account                               2013           9,780,786            --           0.00 - 0.90            47.37 - 48.70
                                               2012           6,275,077            --           0.00 - 0.90            10.19 - 11.19
                                               2011           6,353,831            --           0.00 - 0.90              2.06 - 2.98
                                               2010           5,920,466            --           0.00 - 0.90            30.53 - 31.71

  MSF Met/Artisan Mid Cap Value Sub-Account    2014         115,345,891          0.73           0.00 - 0.90              1.01 - 1.93
                                               2013         121,215,062          0.97           0.00 - 0.90            35.63 - 36.85
                                               2012          96,211,157          1.00           0.00 - 0.90            10.86 - 11.86
                                               2011          94,958,016          0.97           0.00 - 0.90              5.80 - 6.76
                                               2010          98,195,102          0.76           0.00 - 0.90            14.01 - 15.04

  MSF MetLife Asset Allocation 20 Sub-Account  2014           9,356,050          3.93           0.00 - 0.90              3.79 - 4.73
                                               2013           8,656,232          2.93           0.00 - 0.90              3.57 - 4.50
                                               2012           8,643,157          3.37           0.00 - 0.90              8.50 - 9.49
                                               2011           7,843,187          2.78           0.00 - 0.90              2.55 - 3.48
                                               2010           7,463,887          3.70           0.00 - 0.90             9.35 - 10.34

  MSF MetLife Asset Allocation 40 Sub-Account  2014          14,222,637          3.02           0.00 - 0.90              4.22 - 5.16
                                               2013          14,340,424          2.66           0.00 - 0.90            10.20 - 11.20
                                               2012          13,182,437          2.98           0.00 - 0.90            10.73 - 11.74
                                               2011          11,434,494          2.17           0.00 - 0.90              0.36 - 1.28
                                               2010           9,905,313          3.26           0.00 - 0.90            10.78 - 11.78

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                               AS OF
                                                            DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                          -------------      -------------------------------------------------------
                                                                             INVESTMENT(1)    EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                                NET             INCOME            LOWEST TO             LOWEST TO
                                                            ASSETS ($)         RATIO (%)         HIGHEST (%)           HIGHEST (%)
                                                          -------------      -------------    ----------------     -----------------
  MSF MetLife Asset Allocation 60 Sub-Account   2014         55,774,441          2.29            0.00 - 0.90             4.35 - 5.29
                                                2013         55,052,757          2.13            0.00 - 0.90           17.23 - 18.29
                                                2012         45,308,841          2.54            0.00 - 0.90           12.45 - 13.47
                                                2011         41,147,861          1.73            0.00 - 0.90         (2.02) - (1.14)
                                                2010         41,392,977          2.75            0.00 - 0.90           12.45 - 13.47

  MSF MetLife Asset Allocation 80 Sub-Account   2014         62,513,054          1.86            0.00 - 0.90             4.59 - 5.53
                                                2013         62,478,981          1.65            0.00 - 0.90           23.40 - 24.51
                                                2012         51,130,632          2.14            0.00 - 0.90           14.77 - 15.82
                                                2011         46,537,054          1.64            0.00 - 0.90         (4.42) - (3.55)
                                                2010         52,356,073          2.34            0.00 - 0.90           13.86 - 14.89

  MSF MetLife Mid Cap Stock Index Sub-Account   2014         24,357,041          1.03            0.00 - 0.90             8.51 - 9.49
                                                2013         23,442,684          1.13            0.00 - 0.90           31.96 - 33.15
                                                2012         18,075,569          1.02            0.00 - 0.90           16.54 - 17.60
                                                2011         18,095,523          0.93            0.00 - 0.90         (2.77) - (1.89)
                                                2010         19,549,154          1.00            0.00 - 0.90           25.15 - 26.28

  MSF MetLife Stock Index Sub-Account           2014        180,814,888          1.67            0.00 - 0.90           12.35 - 13.36
                                                2013        173,246,178          1.83            0.00 - 0.90           30.84 - 32.02
                                                2012        140,556,361          1.79            0.00 - 0.90           14.72 - 15.76
                                                2011        135,083,898          1.68            0.00 - 0.90             0.93 - 1.84
                                                2010        143,555,332          1.78            0.00 - 0.90           12.64 - 14.82

  MSF MFS Total Return Sub-Account              2014         95,151,304          2.38            0.00 - 0.90             7.67 - 8.64
                                                2013         93,979,745          2.57            0.00 - 0.90           17.93 - 18.99
                                                2012         84,897,131          2.88            0.00 - 0.90           10.58 - 11.58
                                                2011         83,804,786          2.75            0.00 - 0.90             1.50 - 2.42
                                                2010         91,840,770          3.05            0.00 - 0.90            9.09 - 10.08

  MSF MFS Value Sub-Account                     2014         74,981,602          1.67            0.00 - 0.90            9.82 - 10.81
                                                2013         70,802,994          0.60            0.00 - 0.90           34.52 - 35.73
                                                2012         14,936,601          1.90            0.00 - 0.90           15.60 - 16.65
                                                2011         13,183,124          1.54            0.00 - 0.90           (0.05) - 0.85
                                                2010         12,898,085          1.46            0.00 - 0.90           10.43 - 11.42

  MSF MSCI EAFE Index Sub-Account               2014         12,255,580          2.55            0.00 - 0.90         (6.85) - (6.00)
                                                2013         13,804,217          3.00            0.00 - 0.90           20.77 - 21.86
                                                2012         11,651,880          3.17            0.00 - 0.90           17.26 - 18.33
                                                2011         11,657,112          2.51            0.00 - 0.90       (13.28) - (12.50)
                                                2010         14,469,634          2.79            0.00 - 0.90             7.22 - 8.19

  MSF Neuberger Berman Genesis Sub-Account      2014         50,891,977          0.40            0.00 - 0.90           (0.89) - 0.01
                                                2013         54,795,565          0.72            0.00 - 0.90           37.28 - 38.52
                                                2012         37,176,089          0.37            0.00 - 0.90            9.04 - 10.03
                                                2011         36,333,311          0.75            0.00 - 0.90             4.85 - 5.80
                                                2010         37,222,521          0.51            0.00 - 0.90           20.49 - 21.58

  MSF Russell 2000 Index Sub-Account            2014         23,989,445          1.16            0.00 - 0.90             4.10 - 5.04
                                                2013         24,663,413          1.53            0.00 - 0.90           37.31 - 38.55
                                                2012         18,498,025          1.20            0.00 - 0.90           15.30 - 16.35
                                                2011         18,530,117          1.08            0.00 - 0.90         (4.96) - (4.10)
                                                2010         21,334,669          1.11            0.00 - 0.90           25.78 - 26.92

            NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
               OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                              AS OF
                                                           DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                         --------------     --------------------------------------------------------
                                                                            INVESTMENT(1)     EXPENSE RATIO(2)       TOTAL RETURN(3)
                                                               NET             INCOME             LOWEST TO             LOWEST TO
                                                           ASSETS ($)         RATIO (%)          HIGHEST (%)           HIGHEST (%)
                                                         --------------     -------------     ----------------      ----------------
  MSF T. Rowe Price Large Cap Growth           2014          25,835,286          0.06           0.00 - 0.90              8.11 - 9.09
     Sub-Account                               2013          24,402,740          0.20           0.00 - 0.90            37.91 - 39.16
                                               2012          10,686,420          0.12           0.00 - 0.90            17.90 - 18.97
                                               2011           9,103,016          0.08           0.00 - 0.90          (2.00) - (1.11)
                                               2010           8,617,337          0.26           0.00 - 0.90            16.00 - 17.05

  MSF T. Rowe Price Small Cap Growth           2014          11,700,392          0.02           0.00 - 0.90              5.95 - 6.91
     Sub-Account                               2013          11,610,154          0.34           0.00 - 0.90            43.26 - 44.55
                                               2012           8,421,322            --           0.00 - 0.90            15.13 - 16.18
                                               2011           7,573,595            --           0.00 - 0.90              0.86 - 1.77
                                               2010           5,965,369            --           0.00 - 0.90            33.69 - 34.90

  MSF Western Asset Management                 2014          18,029,402          5.29           0.00 - 0.90              4.53 - 5.47
     Strategic Bond Opportunities              2013          17,169,830          4.98           0.00 - 0.90              0.19 - 1.09
     Sub-Account                               2012          18,238,987          3.52           0.00 - 0.90            10.49 - 11.50
                                               2011          16,577,629          4.98           0.00 - 0.90              5.19 - 6.14
                                               2010          17,002,232          6.07           0.00 - 0.90            11.72 - 12.73

  MSF Western Asset Management                 2014           6,313,832          1.91           0.00 - 0.90              1.89 - 2.81
     U.S. Government Sub-Account               2013           6,728,181          2.23           0.00 - 0.90          (1.63) - (0.74)
                                               2012           8,053,715          2.14           0.00 - 0.90              2.44 - 3.37
                                               2011           7,771,931          1.49           0.00 - 0.90              4.56 - 5.51
                                               2010           9,114,088          2.70           0.00 - 0.90              4.78 - 5.81

  MSF WMC Balanced Sub-Account                 2014           5,307,986          1.94           0.00 - 0.90             9.56 - 10.55
                                               2013           4,338,695          2.46           0.00 - 0.90            19.51 - 20.59
                                               2012           4,101,600          2.12           0.00 - 0.90            11.36 - 12.38
                                               2011           3,325,776          2.32           0.00 - 0.90              2.87 - 3.80
                                               2010           3,014,919          1.89           0.00 - 0.90              8.67 - 9.65

  MSF WMC Core Equity Opportunities            2014         273,747,163          0.71           0.00 - 0.90             9.64 - 10.63
     Sub-Account                               2013         270,769,976          1.38           0.00 - 0.90            32.50 - 33.70
                                               2012         220,919,879          0.84           0.00 - 0.90            11.85 - 12.86
                                               2011         217,328,164          1.16           0.00 - 0.90          (4.89) - (4.03)
                                               2010         251,582,635          1.03           0.00 - 0.90            11.00 - 12.00

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Sub-Account invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of cash values and expenses of the underlying portfolio or fund have been excluded.

3 The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

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New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013 and 2012 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company and Subsidiary:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 20, 2015

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                                                      2014       2013
                                                                                   ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $1,528 and $1,569, respectively)......................................... $    1,641 $    1,608
 Mortgage loans (net of valuation allowances of $1 and $1, respectively)..........        132        123
 Policy loans.....................................................................        422        416
 Real estate joint ventures.......................................................          4          5
 Other limited partnership interests..............................................          5          5
 Short-term investments, at estimated fair value..................................         63         22
 Other invested assets............................................................         27         19
                                                                                   ---------- ----------
   Total investments..............................................................      2,294      2,198
Cash and cash equivalents.........................................................         15         37
Accrued investment income.........................................................         27         28
Premiums, reinsurance and other receivables.......................................      1,074        639
Deferred policy acquisition costs.................................................        675        746
Current income tax recoverable....................................................         --          2
Other assets......................................................................         36         39
Separate account assets...........................................................      8,829      9,298
                                                                                   ---------- ----------
     Total assets................................................................. $   12,950 $   12,987
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................ $      725 $      735
Policyholder account balances.....................................................      1,051      1,020
Other policy-related balances.....................................................        348        342
Policyholder dividends payable....................................................          3          3
Payables for collateral under derivative transactions.............................         10          3
Current income tax payable........................................................         13         --
Deferred income tax liability.....................................................        142         80
Other liabilities.................................................................        544        364
Separate account liabilities......................................................      8,829      9,298
                                                                                   ---------- ----------
     Total liabilities............................................................     11,665     11,845
                                                                                   ---------- ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares
  issued and outstanding..........................................................          3          3
Additional paid-in capital........................................................        450        450
Retained earnings.................................................................        769        685
Accumulated other comprehensive income (loss).....................................         63          4
                                                                                   ---------- ----------
     Total stockholder's equity...................................................      1,285      1,142
                                                                                   ---------- ----------
       Total liabilities and stockholder's equity................................. $   12,950 $   12,987
                                                                                   ========== ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                 2014    2013    2012
                                                                ------- ------- -------
Revenues
Premiums....................................................... $    49 $    48 $    48
Universal life and investment-type product policy fees.........     258     266     265
Net investment income..........................................     109     106     104
Other revenues.................................................     250     243     242
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.     (1)      --      --
 Other net investment gains (losses)...........................     (4)       9       3
                                                                ------- ------- -------
   Total net investment gains (losses).........................     (5)       9       3
 Net derivative gains (losses).................................     170   (233)     178
                                                                ------- ------- -------
     Total revenues............................................     831     439     840
                                                                ------- ------- -------
Expenses
Policyholder benefits and claims...............................     119      99     175
Interest credited to policyholder account balances.............      33      33      31
Policyholder dividends.........................................       6       6       6
Other expenses.................................................     343     250     415
                                                                ------- ------- -------
     Total expenses............................................     501     388     627
                                                                ------- ------- -------
Income (loss) before provision for income tax..................     330      51     213
Provision for income tax expense (benefit).....................      97       9      74
                                                                ------- ------- -------
Net income (loss).............................................. $   233 $    42 $   139
                                                                ======= ======= =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              2014     2013    2012
                                                                             ------- -------- -------
Net income (loss)........................................................... $   233 $     42 $   139
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets...............      71    (121)      26
 Unrealized gains (losses) on derivatives...................................       9        1       4
 Defined benefit plans adjustment...........................................      11       40    (19)
                                                                             ------- -------- -------
Other comprehensive income (loss), before income tax........................      91     (80)      11
Income tax (expense) benefit related to items of other comprehensive income
  (loss)....................................................................    (32)       28     (4)
                                                                             ------- -------- -------
Other comprehensive income (loss), net of income tax........................      59     (52)       7
                                                                             ------- -------- -------
Comprehensive income (loss)................................................. $   292 $   (10) $   146
                                                                             ======= ======== =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                       Accumulated
                                                  Additional              Other         Total
                                           Common  Paid-in   Retained Comprehensive Stockholder's
                                           Stock   Capital   Earnings Income (Loss)    Equity
                                           ------ ---------- -------- ------------- -------------
Balance at December 31, 2011.............. $   3   $   458   $   627    $     49      $   1,137
Dividends on common stock.................                      (46)                       (46)
Net income (loss).........................                       139                        139
Other comprehensive income (loss), net of
  income tax..............................                                     7              7
                                           -----   -------   -------    --------      ---------
Balance at December 31, 2012..............     3       458       720          56          1,237
Dividends on common stock.................                       (77)                      (77)
Return of capital.........................             (8)                                  (8)
Net income (loss).........................                        42                         42
Other comprehensive income (loss), net of
  income tax..............................                                  (52)           (52)
                                           -----   -------   -------    --------      ---------
Balance at December 31, 2013..............     3       450       685           4          1,142
Dividends on common stock.................                     (114)                      (114)
Dividend of subsidiary (Note 2)...........                      (35)                       (35)
Net income (loss).........................                       233                        233
Other comprehensive income (loss), net of
  income tax..............................                                    59             59
                                           -----   -------   -------    --------      ---------
Balance at December 31, 2014.............. $   3   $   450   $   769    $     63      $   1,285
                                           =====   =======   =======    ========      =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                                      2014     2013     2012
                                                                                                    -------- -------- --------
Cash flows from operating activities
Net income (loss).................................................................................. $    233 $     42 $    139
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
 Depreciation and amortization expenses............................................................        2        3        4
 Amortization of premiums and accretion of discounts associated with investments, net..............      (4)      (4)      (5)
 (Gains) losses on investments, net................................................................        5      (9)      (3)
 (Gains) losses on derivatives, net................................................................    (175)      225    (141)
 (Income) loss from equity method investments, net of dividends or distributions...................        1       --      (1)
 Interest credited to policyholder account balances................................................       33       33       31
 Universal life and investment-type product policy fees............................................    (258)    (266)    (265)
 Change in accrued investment income...............................................................       --       --      (1)
 Change in premiums, reinsurance and other receivables.............................................    (216)        5    (123)
 Change in deferred policy acquisition costs, net..................................................       70     (30)      107
 Change in income tax..............................................................................       45     (43)       39
 Change in other assets............................................................................      101      118      115
 Change in insurance-related liabilities and policy-related balances...............................     (11)     (11)       59
 Change in other liabilities.......................................................................      170        6       41
                                                                                                    -------- -------- --------
Net cash provided by (used in) operating activities................................................      (4)       69      (4)
                                                                                                    -------- -------- --------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities.........................................................................      499      541      379
 Mortgage loans....................................................................................       21        3        3
 Other limited partnership interests...............................................................       --        1        1
Purchases of:
 Fixed maturity securities.........................................................................    (408)    (691)    (454)
 Mortgage loans....................................................................................     (30)     (23)      (2)
 Real estate joint ventures........................................................................       --       --      (5)
 Other limited partnership interests...............................................................      (1)      (1)      (2)
Cash received in connection with freestanding derivatives..........................................        5        2       --
Cash paid in connection with freestanding derivatives..............................................      (5)      (1)       --
Dividend of subsidiary.............................................................................     (49)       --       --
Net change in policy loans.........................................................................      (6)      (1)      (5)
Net change in short-term investments...............................................................     (41)       50     (13)
Other, net.........................................................................................       --       --      (4)
                                                                                                    -------- -------- --------
Net cash provided by (used in) investing activities................................................     (15)    (120)    (102)
                                                                                                    -------- -------- --------
Cash flows from financing activities
Policyholder account balances:
 Deposits..........................................................................................      243      263      304
 Withdrawals.......................................................................................    (139)    (119)    (159)
Net change in payables for collateral under derivative transactions................................        7        3       --
Return of capital..................................................................................       --      (8)       --
Dividends on common stock..........................................................................    (114)     (77)     (46)
                                                                                                    -------- -------- --------
Net cash provided by (used in) financing activities................................................      (3)       62       99
                                                                                                    -------- -------- --------
Change in cash and cash equivalents................................................................     (22)       11      (7)
Cash and cash equivalents, beginning of year.......................................................       37       26       33
                                                                                                    -------- -------- --------
Cash and cash equivalents, end of year............................................................. $     15 $     37 $     26
                                                                                                    ======== ======== ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
 Income tax........................................................................................ $     56 $     54 $     17
                                                                                                    ======== ======== ========
Non-cash transactions:
 Disposal of subsidiary:
   Assets disposed................................................................................. $     69 $     -- $     --
   Liabilities disposed............................................................................     (34)       --       --
                                                                                                    -------- -------- --------
   Net assets disposed.............................................................................       35       --       --
   Cash disposed...................................................................................     (49)       --       --
   Dividend of interests in subsidiary.............................................................       14       --       --
                                                                                                    -------- -------- --------
   Loss on dividend of interests in subsidiary..................................................... $     -- $     -- $     --
                                                                                                    ======== ======== ========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its former subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owned 100% of the outstanding common stock of New England Securities Corporation ("NES") prior to its disposition. See Note 2.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of NELICO and its former subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

  Amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2014 presentation. Such reclassifications include $225 million and ($141) million from (gains) losses on investments, net to (gains) losses on derivatives, net, all within cash flows from operating activities in the consolidated statements of cash flows for the years ended December 31, 2013 and 2012, respectively.

  Additionally, certain amounts in the prior years' footnotes have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          3
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Deferred Sales Inducements   4
     ----------------------------------------------------------------------
     Reinsurance                                                        5
     ----------------------------------------------------------------------
     Investments                                                        6
     ----------------------------------------------------------------------
     Derivatives                                                        7
     ----------------------------------------------------------------------
     Fair Value                                                         8
     ----------------------------------------------------------------------
     Employee Benefit Plans                                             11
     ----------------------------------------------------------------------
     Income Tax                                                         12
     ----------------------------------------------------------------------
     Litigation Contingencies                                           13
     ----------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns,

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Deferred Sales Inducements

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  DAC is amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Variable deferred annuity contracts
 -----------------------------------------------------------------------------

   See Note 4 for additional information on DAC amortization.

   The recovery of DAC is dependent upon the future profitability of the related business.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity Securities

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist of the following:

.. Social investments which are accounted for under the equity method as described in "-- Real Estate Joint Ventures and Other Limited Partnership Interests" above.
.. Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives_ carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

.. Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

..  the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
..  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and .. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

   In addition, the Company sponsors a qualified and a non-qualified defined benefit pension plan, as well as other postretirement benefit plans. The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

 Income Tax

   The Company joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife the federal income tax which it would have paid based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

    . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
    .  the jurisdiction in which the deferred tax asset was generated;
    . the length of time that carryforwards can be utilized in the various taxing jurisdictions;
    . future taxable income exclusive of reversing temporary differences and carryforwards;
    .  future reversals of existing taxable temporary differences;
    . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from one to 25 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million at both December 31, 2014 and 2013. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $4 million and $3 million at December 31, 2014 and 2013, respectively. Related depreciation and amortization expense was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $13 million at both December 31, 2014 and 2013. Accumulated amortization of capitalized software was $9 million at both December 31, 2014 and 2013. Related amortization expense was $1 million, $2 million and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

   Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Foreign Currency

   Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Adoption of New Accounting Pronouncements

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

   Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

   Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

   Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

   On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

   Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 8.

  Future Adoption of New Accounting Pronouncements

   In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Dispositions

  In December 2014, the Company distributed to MLIC as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker dealer subsidiary, NES. The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of subsidiary in retained earnings. As of the date of the dividend payment, the Company no longer consolidated the assets, liabilities and operations of NES.

               New England Life Insurance Company and Subsidiary

3. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non- forfeiture interest
                                       rate, ranging from 4% to 5%) and (ii)
                                       the liability for terminal dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 3% to 9%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 2% to 7%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 5%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 7%.
  ---------------------------------------------------------------------------

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2014 and 2013. Participating policies represented 42%, 40% and 40% of gross life insurance premiums for the years ended
December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 7. Guarantees accounted for as insurance liabilities include:

Guarantee:                                    Measurement Assumptions:
---------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
       .  An enhanced death benefit may be      accumulation period based on the present
          available for an additional fee.      value of total expected assessments.
                                              Assumptions are consistent with those used
                                                for amortizing DAC, and are thus subject
                                                to the same variability and risk.
                                              Investment performance and volatility
                                                assumptions are consistent with the
                                                historical experience of the appropriate
                                                underlying equity index, such as the
                                                S&P 500 Index.
                                              Benefit assumptions are based on the
                                                average benefits payable over a range of
                                                scenarios.
---------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits
          determined at the time of issuance    in excess of the projected account balance
          of the variable annuity contract,     at any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present
          value is reduced to zero, that can    value of total expected assessments.
          be annuitized to receive a monthly  Assumptions are consistent with those used
          income stream that is not less        for estimating GMDB liabilities.
          than a specified amount.            Calculation incorporates an assumption for
       .  Certain contracts also provide for    the percentage of the potential
          a guaranteed lump sum return of       annuitizations that may be elected by the
          purchase premium in lieu of the       contractholder.
          annuitization benefit.
---------------------------------------------------------------------------------------------
GMWBs  .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.
       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and variable life contracts was as follows:

                                                     Variable Life
                                  Annuity Contracts    Contracts
                                 ------------------- -------------
                                                       Secondary
                                   GMDBs     GMIBs    Guarantees     Total
                                 --------- --------- ------------- ---------
                                                (In millions)
   Direct
   Balance at January 1, 2012... $       8 $      44     $       2 $      54
   Incurred guaranteed benefits.        --        56           (1)        55
   Paid guaranteed benefits.....       (1)        --            --       (1)
                                 --------- ---------     --------- ---------
   Balance at December 31, 2012.         7       100             1       108
   Incurred guaranteed benefits.         3       (4)            --       (1)
   Paid guaranteed benefits.....       (1)        --            --       (1)
                                 --------- ---------     --------- ---------
   Balance at December 31, 2013.         9        96             1       106
   Incurred guaranteed benefits.         3        16           (1)        18
   Paid guaranteed benefits.....        --        --            --        --
                                 --------- ---------     --------- ---------
   Balance at December 31, 2014. $      12 $     112     $      -- $     124
                                 ========= =========     ========= =========
   Ceded
   Balance at January 1, 2012... $       7 $      15     $      -- $      22
   Incurred guaranteed benefits.        --        19            --        19
   Paid guaranteed benefits.....       (1)        --            --       (1)
                                 --------- ---------     --------- ---------
   Balance at December 31, 2012.         6        34            --        40
   Incurred guaranteed benefits.         3       (1)            --         2
   Paid guaranteed benefits.....       (1)        --            --       (1)
                                 --------- ---------     --------- ---------
   Balance at December 31, 2013.         8        33     $      --        41
   Incurred guaranteed benefits.         4       (2)            --         2
   Paid guaranteed benefits.....        --        --            --        --
                                 --------- ---------     --------- ---------
   Balance at December 31, 2014. $      12 $      31     $      -- $      43
                                 ========= =========     ========= =========
   Net
   Balance at January 1, 2012... $       1 $      29     $       2 $      32
   Incurred guaranteed benefits.        --        37           (1)        36
   Paid guaranteed benefits.....        --        --            --        --
                                 --------- ---------     --------- ---------
   Balance at December 31, 2012.         1        66             1        68
   Incurred guaranteed benefits.        --       (3)            --       (3)
   Paid guaranteed benefits.....        --        --            --        --
                                 --------- ---------     --------- ---------
   Balance at December 31, 2013.         1        63             1        65
   Incurred guaranteed benefits.       (1)        18           (1)        16
   Paid guaranteed benefits.....        --        --            --        --
                                 --------- ---------     --------- ---------
   Balance at December 31, 2014. $      -- $      81     $      -- $      81
                                 ========= =========     ========= =========

               New England Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                          2014      2013
                                       ---------- --------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $    4,110 $  4,388
                      Balanced........      2,659    2,765
                      Bond............        664      702
                      Money Market....         74       88
                                       ---------- --------
                       Total.......... $    7,507 $  7,943
                                       ========== ========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

               New England Life Insurance Company and Subsidiary

   Information regarding the types of guarantees relating to annuity and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2014                         2013
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $     6,104    $     3,585   $     6,584    $     3,773
Separate account value..................  $     5,730    $     3,436   $     6,186    $     3,617
Net amount at risk......................  $        65    $        86   $        68    $        45
Average attained age of contractholders.     65 years       63 years      64 years       62 years

                                                        December 31,
                                                   -----------------------
                                                      2014        2013
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Variable Life Contracts (1)
     Account value (general and separate account). $     2,281 $     2,236
     Net amount at risk........................... $    13,671 $    14,842
     Average attained age of policyholders........    53 years    52 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

               New England Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2014     2013    2012
                                                 -----    -----   -----
                                                  (In millions)
               Balance at January 1,........... $  25    $  24   $  27
                Less: Reinsurance recoverables.    20       19      21
                                                 -----    -----   -----
               Net balance at January 1,.......     5        5       6
                                                 -----    -----   -----
               Incurred related to:
                Current year...................     1        1       1
                Prior years....................     1       --     (1)
                                                 -----    -----   -----
                  Total incurred...............     2        1      --
                                                 -----    -----   -----
               Paid related to:
                Current year...................    --       --      --
                Prior years....................   (1)      (1)     (1)
                                                 -----    -----   -----
                  Total paid...................   (1)      (1)     (1)
                                                 -----    -----   -----
               Net balance at December 31,.....     6        5       5
                Add: Reinsurance recoverables..    21       20      19
                                                 -----    -----   -----
               Balance at December 31,......... $  27    $  25   $  24
                                                 =====    =====   =====

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $8.8 billion and $9.3 billion at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Deferred Sales Inducements

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future

               New England Life Insurance Company and Subsidiary policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

               New England Life Insurance Company and Subsidiary

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               New England Life Insurance Company and Subsidiary

  Information regarding DAC was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                  2014    2013     2012
                                                                   -----   -----   ------
                                                                    (In millions)
DAC
Balance at January 1,............................................ $ 746   $ 716   $  825
Capitalizations..................................................    20       6       25
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).  (26)      69     (55)
 Other expenses..................................................  (63)    (45)     (77)
                                                                   -----   -----   ------
   Total amortization............................................  (89)      24    (132)
                                                                   -----   -----   ------
Unrealized investment gains (losses).............................   (2)      --      (2)
                                                                   -----   -----   ------
Balance at December 31,.......................................... $ 675   $ 746   $  716
                                                                   =====   =====   ======

  Information regarding DSI was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                  2014     2013    2012
                                                   -----    -----   -----
                                                    (In millions)
            DSI
            Balance at January 1,................ $  24    $  26   $  28
            Amortization.........................   (3)      (2)     (2)
            Unrealized investment gains (losses).   (1)       --      --
                                                   -----    -----   -----
            Balance at December 31,.............. $  20    $  24   $  26
                                                   =====    =====   =====

5. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to an affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

               New England Life Insurance Company and Subsidiary

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities to an affiliate. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the affiliate. The Company also reinsures 100% of certain variable annuity risk to an affiliate.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $114 million and $127 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $158 million of net unaffiliated ceded reinsurance recoverables. Of this total, $128 million, or 81%, were with the Company's five largest unaffiliated ceded reinsurers, including $84 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $172 million of net unaffiliated ceded reinsurance recoverables. Of this total, $128 million, or 74%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

               New England Life Insurance Company and Subsidiary

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                Years Ended December 31,
                                                                -----------------------
                                                                 2014     2013    2012
                                                                -------  ------- -------
                                                                     (In millions)
Premiums
 Direct premiums............................................... $    76  $    85 $    88
 Reinsurance ceded.............................................    (27)     (37)    (40)
                                                                -------  ------- -------
   Net premiums................................................ $    49  $    48 $    48
                                                                =======  ======= =======
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   302  $   322 $   324
 Reinsurance ceded.............................................    (44)     (56)    (59)
                                                                -------  ------- -------
   Net universal life and investment-type product policy fees.. $   258  $   266 $   265
                                                                =======  ======= =======
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $   163  $   164 $   267
 Reinsurance ceded.............................................    (44)     (65)    (92)
                                                                -------  ------- -------
   Net policyholder benefits and claims........................ $   119  $    99 $   175
                                                                =======  ======= =======
Other expenses
 Direct other expenses......................................... $   351  $   254 $   419
 Reinsurance ceded.............................................     (8)      (4)     (4)
                                                                -------  ------- -------
   Net other expenses.......................................... $   343  $   250 $   415
                                                                =======  ======= =======

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                              December 31,
                                             ----------------------------------------------
                                                       2014                   2013
                                             ------------------------ ---------------------
                                                              Total                  Total
                                                             Balance                Balance
                                             Direct  Ceded    Sheet   Direct Ceded   Sheet
                                             ------ -------- -------- ------ ------ -------
                                                             (In millions)
Assets
Premiums, reinsurance and other receivables. $   65 $  1,009 $  1,074 $   54 $  585 $  639
                                             ====== ======== ======== ====== ====== ======
Liabilities
 Other liabilities.......................... $  321 $    223 $    544 $  275 $   89 $  364
                                             ====== ======== ======== ====== ====== ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $389 million and $175 million at December 31, 2014 and 2013, respectively. There were no deposit liabilities on reinsurance at both December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Insurance Company USA and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                        Years Ended December 31,
                                                        -----------------------
                                                         2014     2013    2012
                                                        -------  ------- -------
                                                             (In millions)
Premiums
 Reinsurance ceded..................................... $   (1)  $   (2) $   (4)
Universal life and investment-type product policy fees
 Reinsurance ceded..................................... $  (16)  $  (17) $  (17)
Policyholder benefits and claims
 Reinsurance ceded..................................... $   (7)  $   (4) $  (23)
Other expenses
 Reinsurance ceded..................................... $   (3)  $     2 $     2

  Information regarding the significant effects of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                        December 31,
                                                      -----------------
                                                        2014     2013
                                                      -------- --------
                                                        (In millions)
         Assets
         Premiums, reinsurance and other receivables. $    841 $    400
         Liabilities
         Other liabilities........................... $    169 $     33

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $267 million and $208 million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivatives were $157 million, ($334) million and $118 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to an affiliate reinsurer. As a result of this recapture, the significant effects to the Company at December 31, 2014, were increases in cash and cash equivalents for $150 million, as well as a decrease to premiums, reinsurance and other receivables for $150 million.

  Effective November 1, 2014, the Company entered into an agreement to cede 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis to MLIC. As a result of this reinsurance agreement, the significant effects to the Company at December 31, 2014 were decreases

               New England Life Insurance Company and Subsidiary in cash and cash equivalents of $232 million, as well as increases in premiums, reinsurance and other receivables for $243 million, and in other liabilities for $137 million. Also, there was a decrease in other revenues of $7 million for the year ended December 31, 2014. Additionally, this agreement contains embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with this cession are included within premiums, reinsurance and other receivables and were assets of $157 million at December 31, 2014. Net derivative gains (losses) associated with the embedded derivatives were $38 million for the year ended December 31, 2014.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $811 million and $146 million of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $345 million and $133 million, at December 31, 2014 and 2013, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2014 and 2013.

6. Investments

  See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

               New England Life Insurance Company and Subsidiary

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

   The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and ABS.

                                              December 31, 2014                            December 31, 2013
                                 -------------------------------------------- -------------------------------------------
                                               Gross Unrealized                            Gross Unrealized
                                           ------------------------ Estimated           ----------------------- Estimated
                                 Amortized         Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                                   Cost     Gains   Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                                 --------- ------- --------- ------ --------- --------- ------ --------- ------ ---------
                                                                      (In millions)
Fixed maturity securities
U.S. corporate.................. $    705  $    59  $    8   $   -- $    756  $    624  $   50  $    6   $   -- $    668
Foreign corporate...............      336       14       7       --      343       300      13       3       --      310
U.S. Treasury and agency........      153       21      --       --      174       235       1      23       --      213
CMBS............................      110        5       1       --      114        98      --       4       --       94
State and political subdivision.       83       22      --       --      105        82       9      --       --       91
RMBS............................       90        6      --       --       96       152       4       4       --      152
ABS.............................       36        1      --       --       37        63       1      --       --       64
Foreign government..............       15        1      --       --       16        15       1      --       --       16
                                 --------  -------  ------   ------ --------  --------  ------  ------   ------ --------
  Total fixed maturity
   securities................... $  1,528  $   129  $   16   $   -- $  1,641  $  1,569  $   79  $   40   $   -- $  1,608
                                 ========  =======  ======   ====== ========  ========  ======  ======   ====== ========

   The Company held no non-income producing fixed maturity securities at both December 31, 2014 and 2013.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $     45  $     46  $     35  $     36
Due after one year through five years......      288       311       227       244
Due after five years through ten years.....      538       556       548       578
Due after ten years........................      421       481       446       440
                                            --------  --------  --------  --------
   Subtotal................................    1,292     1,394     1,256     1,298
Structured securities (CMBS, RMBS and ABS).      236       247       313       310
                                            --------  --------  --------  --------
       Total fixed maturity securities..... $  1,528  $  1,641  $  1,569  $  1,608
                                            ========  ========  ========  ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. CMBS, RMBS and ABS are shown separately, as they are not due at a single maturity.

               New England Life Insurance Company and Subsidiary

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2014                         December 31, 2013
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $  106     $   3      $  20      $  5     $   87     $   6      $  2      $  --
Foreign corporate................      87         7          9        --         70         3        --         --
U.S. Treasury and agency.........      --        --         --        --        177        23        --         --
CMBS.............................       2        --         24         1         75         4        --         --
State and political subdivision..      --        --         --        --         29        --        --         --
RMBS.............................      15        --         --        --         63         4        --         --
ABS..............................       3        --          5        --         33        --        --         --
Foreign government...............       1        --         --        --          3        --        --         --
                                   ------     -----      -----      ----     ------     -----      ----      -----
 Total fixed maturity
   securities....................  $  214     $  10      $  58      $  6     $  537     $  40      $  2      $  --
                                   ======     =====      =====      ====     ======     =====      ====      =====
Total number of securities in an
  unrealized loss position.......     100                   15                  115                   2
                                   ======                =====               ======                ====

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on

               New England Life Insurance Company and Subsidiary non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

               New England Life Insurance Company and Subsidiary

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $24 million during the year ended December 31, 2014 from $40 million to $16 million. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads.

    At December 31, 2014, there were no gross unrealized losses from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                   --------------------------------------------
                                           2014                   2013
                                   --------------------- ----------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------- ------------- --------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................    $   70       53.1%    $   71        57.7%
  Agricultural....................        63        47.7        53         43.1
                                      ------     -------    ------     --------
    Subtotal......................       133       100.8       124        100.8
  Valuation allowances............       (1)       (0.8)       (1)        (0.8)
                                      ------     -------    ------     --------
      Total mortgage loans, net...    $  132      100.0%    $  123       100.0%
                                      ======     =======    ======     ========

 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   At both December 31, 2014 and 2013, the Company had no impaired mortgage loans and all loans were evaluated collectively for credit losses. The valuation allowance for commercial and agricultural mortgage loans were less than $1 million at both December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

               New England Life Insurance Company and Subsidiary under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   All of the commercial mortgage loans held at both December 31, 2014 and 2013 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x. The estimated fair value of commercial mortgage loans held at December 31, 2014 and 2013 was $74 million and $72 million, respectively.

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2014 and 2013 had loan-to-value ratios of less than 65%.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2014 and 2013.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2014 and 2013.

Other Invested Assets

  Other invested assets is comprised of social investments and freestanding derivatives with positive estimated fair values (see Note 7).

               New England Life Insurance Company and Subsidiary

Cash Equivalents

  The Company did not hold cash equivalents at December 31, 2014. The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $17 million at December 31, 2013.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and the effect on DAC and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                    2014    2013     2012
                                                     -----   -----   ------
                                                      (In millions)
          Fixed maturity securities................ $ 113   $  39   $  161
          Derivatives..............................    11       2        1
          Short-term investments...................    --      --      (1)
          Amounts allocated from DAC and DSI.......   (4)     (1)      (1)
          Deferred income tax benefit (expense)....  (42)    (14)     (56)
                                                     -----   -----   ------
          Net unrealized investment gains (losses). $  78   $  26   $  104
                                                     =====   =====   ======

  The changes in net unrealized investment gains (losses) were as follows:

                                                          Years Ended December 31,
                                                          ------------------------
                                                          2014     2013    2012
                                                           -----   ------   -----
                                                            (In millions)
    Balance at January 1,................................ $  26   $  104   $  84
    Unrealized investment gains (losses) during the year.    83    (120)      32
    Unrealized investment gains (losses) relating to:
     DAC and DSI.........................................   (3)       --     (2)
     Deferred income tax benefit (expense)...............  (28)       42    (10)
                                                           -----   ------   -----
    Balance at December 31,.............................. $  78   $   26   $ 104
                                                           =====   ======   =====
    Change in net unrealized investment gains (losses)... $  52   $ (78)   $  20
                                                           =====   ======   =====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                December 31,
                                                              -----------------
                                                                2014     2013
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $      4 $      4
 Invested assets pledged as collateral (1)...................        1        3
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $      5 $      7
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with derivative transactions (see Note 7).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

 Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2014                 2013
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (CMBS, RMBS and ABS) (2).  $  247    $  247     $  310    $  310
 U.S. corporate.................................      14        14         13        13
Other invested assets...........................      13        13         13        13
Other limited partnership interests.............       5         6          3         4
                                                  ------    ------     ------    ------
 Total..........................................  $  279    $  280     $  339    $  340
                                                  ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other invested assets and other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

  As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

Net Investment Income

  The components of net investment income were as follows:

                                               Years Ended December 31,
                                               -----------------------
                                                2014     2013    2012
                                               -------  ------- -------
                                                    (In millions)
         Investment income:
          Fixed maturity securities........... $    78  $    75 $    75
          Mortgage loans......................       7        6       6
          Policy loans........................      23       23      23
          Other limited partnership interests.       1        2       1
          Other...............................       2        2       1
                                               -------  ------- -------
            Subtotal..........................     111      108     106
          Less: Investment expenses...........       2        2       2
                                               -------  ------- -------
              Net investment income........... $   109  $   106 $   104
                                               =======  ======= =======

               New England Life Insurance Company and Subsidiary

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                           2014    2013    2012
                                                                         -------- ------- -------
                                                                              (In millions)
Total gains (losses) on fixed maturity securities:
   OTTI losses on fixed maturity securities recognized in earnings...... $    (1) $    -- $    --
 Fixed maturity securities -- net gains (losses) on sales and disposals.      (4)       9       3
                                                                         -------- ------- -------
   Total net investment gains (losses).................................. $    (5) $     9 $     3
                                                                         ======== ======= =======

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million for each of the years ended December 31, 2014, 2013 and 2012.

Sales or Disposals and Impairments of Fixed Maturity Securities

  Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                              Years Ended December 31,
                                              ------------------------
                                               2014     2013    2012
                                               ------  ------  ------
                                                 (In millions)
              Proceeds....................... $  388   $  393  $  213
                                               ======  ======  ======
              Gross investment gains......... $    4   $   12  $    4
              Gross investment losses........    (8)      (3)     (1)
              OTTI losses....................    (1)       --      --
                                               ------  ------  ------
               Net investment gains (losses). $  (5)   $    9  $    3
                                               ======  ======  ======

Related Party Investment Transactions

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $2 million for each of the years ended December 31, 2014, 2013 and 2012. The Company had affiliated net investment income (loss) of less than $1 million, ($1) million, and less than $1 million for the years ended December 31, 2014, 2013, and 2012, respectively.

               New England Life Insurance Company and Subsidiary

7. Derivatives


Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

 Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                   December 31,
                                                            -----------------------------------------------------------
                                                                         2014                          2013
                                                            ------------------------------ ----------------------------
                                                                      Estimated Fair Value          Estimated Fair Value
                                                                      --------------------          -------------------
                                                             Gross                          Gross
                                                            Notional                       Notional
                          Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount  Assets   Liabilities
                          --------------------------------  --------- -------- ----------- -------- -------  -----------
                                                                                   (In millions)
Derivatives Designated as Hedging Instruments
Cash flow hedges:
  Foreign currency swaps. Foreign currency exchange rate... $      83 $     11  $       -- $     42 $     4    $       3
                                                            --------- --------  ---------- -------- -------    ---------
    Total qualifying hedges............................            83       11          --       42       4            3
                                                            --------- --------  ---------- -------- -------    ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Foreign currency swaps... Foreign currency exchange rate...        13        1          --       11      --            1
Credit default
 swaps -- purchased...... Credit...........................         3       --          --        4      --           --
Credit default
 swaps -- written........ Credit...........................        33        1          --       33       1           --
                                                            --------- --------  ---------- -------- -------    ---------
   Total non-designated or non-qualifying derivatives...           49        2          --       48       1            1
                                                            --------- --------  ---------- -------- -------    ---------
    Total..............................................     $     132 $     13  $       -- $     90 $     5    $       4
                                                            ========= ========  ========== ======== =======    =========

  Based on gross notional amounts, a portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                               --------------------------
                                                 2014     2013     2012
                                               -------- -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses). $      2 $      2 $      2
       Embedded derivatives...................      168    (235)      176
                                               -------- -------- --------
        Total net derivative gains (losses)... $    170 $  (233) $    178
                                               ======== ======== ========

               New England Life Insurance Company and Subsidiary

  The Company recognized net investment income from settlement payments related to qualifying hedges of $1 million for each of the years ended December 31, 2014, 2013 and 2012.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $1 million for both the years ended December 31, 2014 and 2013. The amount the Company recognized in net derivative gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2012 was not significant.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
          Year Ended December 31, 2014
           Foreign currency exchange rate derivatives.   $        1
           Credit derivatives -- written..............           --
                                                         ----------
             Total....................................   $        1
                                                         ==========
          Year Ended December 31, 2013
           Foreign currency exchange rate derivatives.   $      (1)
           Credit derivatives -- written..............            2
                                                         ----------
             Total....................................   $        1
                                                         ==========
          Year Ended December 31, 2012
           Foreign currency exchange rate derivatives.   $       --
           Credit derivatives -- written..............            1
                                                         ----------
             Total....................................   $        1
                                                         ==========

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the years ended December 31, 2014, 2013 and 2012, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2014, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

  At December 31, 2014 and 2013, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $11 million and $2 million, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there was $9 million, $1 million and $4 million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For the year ended December 31, 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the years ended December 31, 2013 and 2012, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2014 and 2013, there were no amounts reclassified to net investment income related to foreign currency swaps. For the year ended December 31, 2012, the amount reclassified to net investment income related to foreign currency swaps was not significant. For the years ended December 31, 2014, 2013 and 2012, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $3 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million at both December 31, 2014 and 2013. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2014 and 2013, the Company would have received $1 million to terminate all of these contracts.

               New England Life Insurance Company and Subsidiary

    The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                  ---------------------------------------------------------------------------------
                                                    2014                                     2013
                                  ---------------------------------------- ----------------------------------------
                                  Estimated      Maximum                   Estimated      Maximum
                                  Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation         of Credit   Payments under    Average    of Credit   Payments under    Average
of Referenced                      Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)              Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
-------------------------         ---------- ---------------- ------------ ---------- ---------------- ------------
                                         (In millions)                            (In millions)
Baa
Single name credit default swaps
  (corporate)                         $   --          $    --          0.0     $   --          $    --          0.0
Credit default swaps referencing
  indices                                 --               22          5.0         --               22          5.0
                                      ------          -------                  ------          -------
 Subtotal........................         --               22          5.0         --               22          5.0
                                      ------          -------                  ------          -------
B
Single name credit default swaps
  (corporate)                         $   --          $    --          0.0     $   --          $    --          0.0
Credit default swaps referencing
  indices                                  1               11          5.0          1               11          5.0
                                      ------          -------                  ------          -------
 Subtotal........................          1               11          5.0          1               11          5.0
                                      ------          -------                  ------          -------
   Total.........................     $    1          $    33          5.0     $    1          $    33          5.0
                                      ======          =======                  ======          =======

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the

               New England Life Insurance Company and Subsidiary

Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                    December 31, 2014  December 31, 2013
Derivatives Subject to a Master Netting Arrangement or a Similar   ------------------- ------------------
Arrangement                                                        Assets  Liabilities Assets Liabilities
----------------------------------------------------------------   ------- ----------- ------ -----------
                                                                               (In millions)
Gross estimated fair value of derivatives:
 OTC-bilateral (1)................................................ $    12     $    -- $    4      $    4
 OTC-cleared (1)..................................................       1          --      1          --
                                                                   -------     ------- ------      ------
   Total gross estimated fair value of derivatives (1)............      13          --      5           4
Amounts offset on the consolidated balance sheets.................      --          --     --          --
                                                                   -------     ------- ------      ------
Estimated fair value of derivatives presented on the consolidated
  balance sheets (1)..............................................      13          --      5           4
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
 OTC-bilateral....................................................      --          --    (1)         (1)
 OTC-cleared......................................................      --          --     --          --
Cash collateral: (3)
 OTC-bilateral....................................................     (9)          --    (2)          --
 OTC-cleared......................................................     (1)          --    (1)          --
Securities collateral: (4)
 OTC-bilateral....................................................     (1)          --     --         (2)
 OTC-cleared......................................................      --          --     --          --
                                                                   -------     ------- ------      ------
Net amount after application of master netting agreements and
  collateral...................................................... $     2     $    -- $    1      $    1
                                                                   =======     ======= ======      ======

--------

(1)At both December 31, 2014 and 2013, the amount of income or expense accruals reported in accrued investment income or in other liabilities included in derivative assets and derivative liabilities was not significant.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

               New England Life Insurance Company and Subsidiary

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At both December 31, 2014 and 2013, the Company did not receive or provide any excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2014 and 2013, the Company did not receive or provide excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $1 million for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

               New England Life Insurance Company and Subsidiary triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided: Fair Value of Incremental Collateral Provided Upon:
                                          -------------------- ---------------------------------------------------
                                                                                          Downgrade in the
                                                                                    Company's Financial Strength
                                                                   One Notch           Rating to a Level that
                         Estimated                                Downgrade in        Triggers Full Overnight
                       Fair Value of                             the Company's          Collateralization or
                     Derivatives in Net      Fixed Maturity    Financial Strength        Termination of the
                   Liability Position (1)      Securities            Rating             Derivative Position
                   ---------------------- -------------------- ------------------   ----------------------------
                                                          (In millions)
December 31, 2014              $       --           $       --          $      --                       $     --
December 31, 2013              $        3           $        2          $      --                       $      1

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                    December 31,
                                                                                  -----------------
                                                           Balance Sheet Location  2014     2013
                                                           ---------------------- ------  ---------
                                                                                    (In millions)
Net embedded derivatives within asset host contracts:
 Ceded guaranteed minimum benefits........................ Premiums, reinsurance
                                                           and other receivables  $  424  $     208
Net embedded derivatives within liability host contracts:
 Direct guaranteed minimum benefits....................... PABs                   $  (10) $    (53)

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                  2014      2013    2012
                                                 ------   -------- ------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  168   $  (235) $  176

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $3 million, ($8) million and ($16) million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition,

               New England Life Insurance Company and Subsidiary the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($13) million, $26 million and $18 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(2)See Note 5 for discussion of affiliated net derivative gains (losses) included in the table above.

8. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                Level 1  Unadjusted quoted prices in active
                         markets for identical assets or
                         liabilities. The Company defines
                         active markets based on average
                         trading volume for equity securities.
                         The size of the bid/ask spread is
                         used as an indicator of market
                         activity for fixed maturity
                         securities.

                Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                Level 3  Unobservable inputs that are
                         supported by little or no market
                         activity and are significant to the
                         determination of estimated fair value
                         of the assets or liabilities.
                         Unobservable inputs reflect the
                         reporting entity's own assumptions
                         about the assumptions that market
                         participants would use in pricing the
                         asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               New England Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                          December 31, 2014
                                                              ------------------------------------------
                                                                 Fair Value Hierarchy
                                                              --------------------------
                                                                                               Total Estimated
                                                              Level 1     Level 2  Level 3       Fair Value
                                                              -------    --------- --------    ---------------
                                                                            (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.............................................. $    --    $     731 $     25          $     756
 Foreign corporate...........................................      --          291       52                343
 U.S. Treasury and agency....................................      78           96       --                174
 CMBS........................................................      --          114       --                114
 State and political subdivision.............................      --          105       --                105
 RMBS........................................................      --           80       16                 96
 ABS.........................................................      --           25       12                 37
 Foreign government..........................................      --           16       --                 16
                                                              -------    --------- --------          ---------
   Total fixed maturity securities...........................      78        1,458      105              1,641
                                                              -------    --------- --------          ---------
Short-term investments.......................................      --           63       --                 63
Derivative assets: (1)
 Foreign currency exchange rate..............................      --           12       --                 12
 Credit......................................................      --            1       --                  1
                                                              -------    --------- --------          ---------
   Total derivative assets...................................      --           13       --                 13
                                                              -------    --------- --------          ---------
Net embedded derivatives within asset host contracts (2).....      --           --      424                424
Separate account assets (3)..................................      --        8,829       --              8,829
                                                              -------    --------- --------          ---------
       Total assets.......................................... $    78    $  10,363 $    529          $  10,970
                                                              =======    ========= ========          =========
Liabilities
Derivative liabilities: (1)
 Foreign currency exchange rate.............................. $    --    $      -- $     --          $      --
                                                              -------    --------- --------          ---------
   Total derivative liabilities..............................      --           --       --                 --
                                                              -------    --------- --------          ---------
Net embedded derivatives within liability host contracts (2).      --           --     (10)               (10)
                                                              -------    --------- --------          ---------
       Total liabilities..................................... $    --    $      -- $   (10)          $    (10)
                                                              =======    ========= ========          =========

               New England Life Insurance Company and Subsidiary

                                                                          December 31, 2013
                                                              -----------------------------------------
                                                                Fair Value Hierarchy
                                                              -------------------------
                                                                                        Total Estimated
                                                              Level 1  Level 2  Level 3   Fair Value
                                                              ------- --------- ------- ---------------
                                                                            (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.............................................. $    -- $     646 $    22     $       668
 Foreign corporate...........................................      --       256      54             310
 U.S. Treasury and agency....................................     142        71      --             213
 CMBS........................................................      --        78      16              94
 State and political subdivision.............................      --        91      --              91
 RMBS........................................................      --       134      18             152
 ABS.........................................................      --        53      11              64
 Foreign government..........................................      --        16      --              16
                                                              ------- --------- -------     -----------
   Total fixed maturity securities...........................     142     1,345     121           1,608
                                                              ------- --------- -------     -----------
Short-term investments.......................................      --        22      --              22
Derivative assets: (1)
 Foreign currency exchange rate..............................      --         4      --               4
 Credit......................................................      --         1      --               1
                                                              ------- --------- -------     -----------
   Total derivative assets...................................      --         5      --               5
                                                              ------- --------- -------     -----------
Net embedded derivatives within asset host contracts (2).....      --        --     208             208
Separate account assets (3)..................................      --     9,298      --           9,298
                                                              ------- --------- -------     -----------
       Total assets.......................................... $   142 $  10,670 $   329     $    11,141
                                                              ======= ========= =======     ===========
Liabilities
Derivative liabilities: (1)
 Foreign currency exchange rate.............................. $    -- $       4 $    --     $         4
                                                              ------- --------- -------     -----------
   Total derivative liabilities..............................      --         4      --               4
                                                              ------- --------- -------     -----------
Net embedded derivatives within liability host contracts (2).      --        --    (53)            (53)
                                                              ------- --------- -------     -----------
       Total liabilities..................................... $    -- $       4 $  (53)     $      (49)
                                                              ======= ========= =======     ===========

--------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs on the consolidated balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

               New England Life Insurance Company and Subsidiary

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

               New England Life Insurance Company and Subsidiary

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

               New England Life Insurance Company and Subsidiary

    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                             Level 2                                 Level 3
Instrument              Observable Inputs                      Unobservable Inputs
---------------------------------------------------------------------------------------------
Fixed Maturity Securities
---------------------------------------------------------------------------------------------
  U.S. corporate and foreign corporate securities
---------------------------------------------------------------------------------------------
              Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market approach.
              Key Inputs:                             Key Inputs:
              .  quoted prices in markets that are    .  illiquidity premium
                 not active                           .  delta spread adjustments to
              .  benchmark yields                        reflect specific credit-related
              .  spreads off benchmark yields            issues
              .  new issuances                        .  credit spreads
              .  issuer rating                        .  quoted prices in markets that are
              .  duration                                not active for identical or
              .  trades of identical or comparable       similar securities that are less
                 securities                              liquid and based on lower levels
              .  Privately-placed securities are         of trading activity than
                 valued using the additional key         securities classified in Level 2
                 inputs:                              .  independent non-binding broker
              .  market yield curve                      quotations
              .  call provisions
              .  observable prices and spreads for
                 similar publicly traded or
                 privately traded securities that
                 incorporate the credit quality and
                 industry sector of the issuer
              .  delta spread adjustments to
                 reflect specific credit-related
                 issues
---------------------------------------------------------------------------------------------
  U.S. Treasury and agency, State and political subdivision and Foreign government securities
---------------------------------------------------------------------------------------------
              Valuation Techniques: Principally the   .  N/A
              market approach.
              Key Inputs:
              .  quoted prices in markets that are
                 not active
              .  benchmark U.S. Treasury yield or
                 other yields
              .  the spread off the U.S. Treasury
                 yield curve for the identical
                 security
              .  issuer ratings and issuer spreads
              .  broker-dealer quotes
              .  comparable securities that are
                 actively traded
              .  reported trades of similar
                 securities, including those that
                 are actively traded, and those
                 within the same sub-sector or with
                 a similar maturity or credit rating

               New England Life Insurance Company and Subsidiary

                             Level 2                                 Level 3
Instrument              Observable Inputs                      Unobservable Inputs
---------------------------------------------------------------------------------------------
  Structured securities comprised of CMBS, RMBS and ABS
---------------------------------------------------------------------------------------------
              Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market and income approaches.
              Key Inputs:                             Key Inputs:
              .  quoted prices in markets that are    .  credit spreads
                 not active                           .  quoted prices in markets that are
              .  spreads for actively traded             not active for identical or
                 securities                              similar securities that are less
              .  spreads off benchmark yields            liquid and based on lower levels
              .  expected prepayment speeds and          of trading activity than
                 volumes                                 securities classified in Level 2
              .  current and forecasted loss          .  independent non-binding broker
                 severity                                quotations
              .  ratings
              .  weighted average coupon and
                 weighted average maturity
              .  average delinquency rates
              .  geographic region
              .  debt-service coverage ratios
              .  issuance-specific information,
                 including, but not limited to:
              .  collateral type
              .  payment terms of the underlying
                 assets
              .  payment priority within the tranche
              .  structure of the security
              .  deal performance
              .  vintage of loans
---------------------------------------------------------------------------------------------
  Short-term investments
---------------------------------------------------------------------------------------------
              .  Short-term investments are of a      .  N/A
                 similar nature and class to the
                 fixed maturity securities
                 described above; accordingly, the
                 valuation techniques and
                 observable inputs used in their
                 valuation are also similar to
                 those described above.
---------------------------------------------------------------------------------------------
  Separate Account Assets (1)
---------------------------------------------------------------------------------------------
              Key Input:
              .  quoted prices or reported net        .  N/A
                 asset value provided by the fund
                 managers

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets which include mutual funds and hedge funds.

               New England Life Insurance Company and Subsidiary

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

               New England Life Insurance Company and Subsidiary

  Freestanding Derivatives Valuation Techniques and Key Inputs

   Level 2 includes all types of derivatives utilized by the Company.

    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

                                                 Foreign Currency
             Instrument                            Exchange Rate                             Credit
--------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 by            .  swap yield curve                    .  swap yield curve
  instrument type                      .  basis curves                        .  credit curves
                                       .  currency spot rates                 .  recovery rates
                                       .  cross currency basis curves

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

               New England Life Insurance Company and Subsidiary

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and guaranteed minimum benefits" and also include counterparty credit spreads.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

               New England Life Insurance Company and Subsidiary

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2014 and 2013.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

               New England Life Insurance Company and Subsidiary

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                                   December 31, 2014
                                                                                               --------------------------
                                                                       Significant                               Weighted
                                   Valuation Techniques            Unobservable Inputs             Range        Average (1)
                               ----------------------------- --------------------------------- -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign     Matrix pricing                Delta spread adjustments (4)       (25) -     70       19
  corporate...................  Market pricing                Quoted prices (5)                   18  -    101       98
                               ---------------------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)                  91  -     95       92
                               ---------------------------------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)                  100  -    102      101
                                Consensus pricing             Offered quotes (5)                 100  -    106      101
                               ---------------------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed
  minimum benefits............  Option pricing techniques     Mortality rates:
                                                                 Ages 0-40                         0% -   0.10%
                                                                 Ages 41-60                     0.04% -   0.65%
                                                                 Ages 61-115                    0.26% -    100%
                                                              Lapse rates:
                                                                 Durations 1-10                 0.50% -    100%
                                                                 Durations 11-20                   3% -    100%
                                                                 Durations 21-116                  3% -    100%
                                                              Utilization rates                   20% -     50%
                                                              Withdrawal rates                  0.07% -     10%
                                                              Long-term equity volatilities    17.40% -     25%
                                                              Nonperformance risk spread        0.03% -   0.46%
                               ---------------------------------------------------------------------------------------------

                                                                                                   December 31, 2013
                                                                                               --------------------------
                                                                       Significant                               Weighted
                                   Valuation Techniques            Unobservable Inputs             Range        Average (1)
                               ----------------------------- --------------------------------- -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign     Matrix pricing                Delta spread adjustments (4)       (10) -     30       19
  corporate...................  Market pricing                Quoted prices (5)                   97  -    122      101
                               ---------------------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)
                               ---------------------------------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)                  100  -    101      101
                                Consensus pricing             Offered quotes (5)                  97  -    106       99
                               ---------------------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed
  minimum benefits............  Option pricing techniques     Mortality rates:
                                                                 Ages 0-40                         0% -   0.10%
                                                                 Ages 41-60                     0.04% -   0.65%
                                                                 Ages 61-115                    0.26% -    100%
                                                              Lapse rates:
                                                                 Durations 1-10                 0.50% -    100%
                                                                 Durations 11-20                   3% -    100%
                                                                 Durations 21-116                  3% -    100%
                                                              Utilization rates                   20% -     50%
                                                              Withdrawal rates                  0.07% -     10%
                                                              Long-term equity volatilities    17.40% -     25%
                                                              Nonperformance risk spread        0.03% -   0.44%
                               ---------------------------------------------------------------------------------------------

                                                                                                 Impact of
                                                                                                Increase in
                                                                                                 Input on
                                                                       Significant               Estimated
                                   Valuation Techniques            Unobservable Inputs         Fair Value (2)
                               ----------------------------- --------------------------------- --------------
Fixed maturity securities (3)
 U.S. corporate and foreign     Matrix pricing                Delta spread adjustments (4)       Decrease
  corporate...................  Market pricing                Quoted prices (5)                  Increase
                               -------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)               Increase (6)
                               -------------------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)                Increase (6)
                                Consensus pricing             Offered quotes (5)               Increase (6)
                               -------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed
  minimum benefits............  Option pricing techniques     Mortality rates:
                                                                 Ages 0-40                     Decrease (7)
                                                                 Ages 41-60                    Decrease (7)
                                                                 Ages 61-115                   Decrease (7)
                                                              Lapse rates:
                                                                 Durations 1-10                Decrease (8)
                                                                 Durations 11-20               Decrease (8)
                                                                 Durations 21-116              Decrease (8)
                                                              Utilization rates                Increase (9)
                                                              Withdrawal rates                     (10)
                                                              Long-term equity volatilities    Increase (11)
                                                              Nonperformance risk spread       Decrease (12)
                               -------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

               New England Life Insurance Company and Subsidiary

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

               New England Life Insurance Company and Subsidiary

    The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                                       -----------------------------------------------------       Net
                                                         U.S.       Foreign                                     Embedded
                                                       Corporate   Corporate    CMBS      RMBS       ABS     Derivatives (6)
                                                       ---------   ---------    -------   -------   -------  ---------------
                                                                              (In millions)
Year Ended December 31, 2014
Balance at January 1,.................................  $    22     $    54    $    16   $    18   $    11      $    261
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................       --          --         --        --        --            --
   Net investment gains (losses)......................      (1)          --         --        --        --            --
   Net derivative gains (losses)......................       --          --         --        --        --           168
  OCI.................................................       --          --         --        --        --            --
Purchases (3).........................................       12           7         --         5        11            --
Sales (3).............................................       --         (1)         --       (8)      (10)            --
Issuances (3).........................................       --          --         --        --        --            --
Settlements (3).......................................       --          --         --        --        --             5
Transfers into Level 3 (4)............................        1          --         --         1        --            --
Transfers out of Level 3 (4)..........................      (9)         (8)       (16)        --        --            --
                                                        -------     -------     -------   -------   -------     --------
Balance at December 31,...............................  $    25     $    52    $    --   $    16   $    12      $    434
                                                        =======     =======     =======   =======   =======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income..............................  $    --     $    --    $    --   $    --   $    --      $     --
   Net investment gains (losses)......................  $   (1)     $    --    $    --   $    --   $    --      $     --
   Net derivative gains (losses)......................  $    --     $    --    $    --   $    --   $    --      $    174

               New England Life Insurance Company and Subsidiary

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                                       -----------------------------------------------------       Net
                                                         U.S.       Foreign                                     Embedded
                                                       Corporate   Corporate    CMBS      RMBS       ABS     Derivatives (6)
                                                       ---------   ---------    -------   -------   -------  ---------------
                                                                              (In millions)
Year Ended December 31, 2013
Balance at January 1,.................................  $    27     $    27    $     2   $    11   $    16      $    487
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................       --          --         --        --        --            --
   Net investment gains (losses)......................       --          --         --        --        --            --
   Net derivative gains (losses)......................       --          --         --        --        --         (235)
  OCI.................................................       --          --        (1)        --        --            --
Purchases (3).........................................       12          16         15        11        10            --
Sales (3).............................................      (6)          --         --       (9)       (5)            --
Issuances (3).........................................       --          --         --        --        --            --
Settlements (3).......................................       --          --         --        --        --             9
Transfers into Level 3 (4)............................       --          14         --         5        --            --
Transfers out of Level 3 (4)..........................     (11)         (3)         --        --      (10)            --
                                                        -------     -------     -------   -------   -------     --------
Balance at December 31,...............................  $    22     $    54    $    16   $    18   $    11      $    261
                                                        =======     =======     =======   =======   =======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income..............................  $    --     $    --    $    --   $    --   $    --      $     --
   Net investment gains (losses)......................  $    --     $    --    $    --   $    --   $    --      $     --
   Net derivative gains (losses)......................  $    --     $    --    $    --   $    --   $    --      $  (229)

               New England Life Insurance Company and Subsidiary

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                                       -----------------------------------------------------       Net
                                                         U.S.       Foreign                                     Embedded
                                                       Corporate   Corporate    CMBS      RMBS       ABS     Derivatives (6)
                                                       ---------   ---------    -------   -------   -------  ---------------
                                                                              (In millions)
Year Ended December 31, 2012
Balance at January 1,.................................  $    20     $    --    $    --   $    --   $     1      $    303
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................       --          --         --         1        --            --
   Net investment gains (losses)......................       --          --         --        --        --            --
   Net derivative gains (losses)......................       --          --         --        --        --           176
  OCI.................................................        1          --         --        --        --            --
Purchases (3).........................................       12          27          2        10        15            --
Sales (3).............................................      (6)          --       (24)        --        --            --
Issuances (3).........................................       --          --         --        --        --            --
Settlements (3).......................................       --          --         --        --        --             8
Transfers into Level 3 (4)............................       --          --         24        --        --            --
Transfers out of Level 3 (4)..........................       --          --         --        --        --            --
                                                        -------     -------     -------   -------   -------     --------
Balance at December 31,...............................  $    27     $    27    $     2   $    11   $    16      $    487
                                                        =======     =======     =======   =======   =======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income..............................  $    --     $    --    $    --   $    --   $    --      $     --
   Net investment gains (losses)......................  $    --     $    --    $    --   $    --   $    --      $     --
   Net derivative gains (losses)......................  $    --     $    --    $    --   $    --   $    --      $    179

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated

               New England Life Insurance Company and Subsidiary fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

    The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                      December 31, 2014
                                 ------------------------------------------------------------
                                                 Fair Value Hierarchy
                                          -----------------------------------
                                 Carrying                                     Total Estimated
                                  Value       Level 1     Level 2     Level 3   Fair Value
                                 -------- ----------- ----------- ----------- ---------------
                                                        (In millions)
Assets
Mortgage loans.................. $    132  $      --   $      --  $      140    $      140
Policy loans.................... $    422  $      --   $      28  $      576    $      604
Premiums, reinsurance and other
  receivables................... $    389  $      --   $      --  $      418    $      418
Other assets.................... $      2  $      --   $      --  $        2    $        2
Liabilities
PABs............................ $    142  $      --   $      --  $      150    $      150
Other liabilities............... $     97  $      --   $      51  $       46    $       97
Separate account liabilities.... $      3  $      --   $       3  $       --    $        3

                                                      December 31, 2013
                                 ------------------------------------------------------------
                                                 Fair Value Hierarchy
                                          -----------------------------------
                                 Carrying                                     Total Estimated
                                  Value     Level 1     Level 2     Level 3     Fair Value
                                 -------- ----------- ----------- ----------- ---------------
                                                        (In millions)
Assets
Mortgage loans.................. $    123  $      --   $      --  $      128    $      128
Policy loans.................... $    416  $      --   $      24  $      506    $      530
Premiums, reinsurance and other
  receivables................... $    175  $      --   $      --  $      182    $      182
Other assets.................... $      4  $      --   $      --  $        3    $        3
Liabilities
PABs............................ $    140  $      --   $      --  $      146    $      146
Other liabilities............... $     44  $      --   $      --  $       44    $       44
Separate account liabilities.... $      7  $      --   $       7  $       --    $        7

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

               New England Life Insurance Company and Subsidiary

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are comprised of certain amounts recoverable under reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

 Other Assets

   Other assets are comprised of receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

   Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

               New England Life Insurance Company and Subsidiary

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

9. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for NELICO was in excess of 1,300% for all periods presented.

  NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The table below present amounts from NELICO, which are derived from the most recent statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

               New England Life Insurance Company and Subsidiary

  Statutory net income (loss) was as follows:

                                                         Years Ended December 31,
   -                                                     ------------------------
   Company                             State of Domicile  2014     2013    2012
   ----------------------------------- -----------------  ------   ------  -----
                                                            (In millions)
   New England Life Insurance Company.   Massachusetts   $  303   $  103   $  79

  Statutory capital and surplus was as follows at:

                                                   December 31,
               -                                   -------------
               Company                              2014   2013
               ----------------------------------- ------ ------
                                                   (In millions)
               New England Life Insurance Company. $  675 $  571

Dividend Restrictions

  The table below sets forth dividends permitted to be paid by NELICO without insurance regulatory approval and dividends paid:

                                             2015        2014       2013
     -                                   ------------ ----------- --------
                                          Permitted
                                           Without
     Company                             Approval (1)  Paid (2)   Paid (2)
     ----------------------------------- ------------ ----------- --------
                                                   (In millions)
     New England Life Insurance Company.   $    199   $    227(3) $    77

--------

(1)Reflects dividend amounts that may be paid during 2015 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2015, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, NELICO distributed shares of its former subsidiary, NES, to MLIC as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis and also paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

               New England Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                      Unrealized
                                                   Investment Gains     Unrealized      Defined
                                                   (Losses), Net of   Gains (Losses) Benefit Plans
                                                  Related Offsets (1) on Derivatives  Adjustment    Total
                                                  ------------------- -------------- ------------- -------
                                                                       (In millions)
Balance at December 31, 2011.....................       $    87         $     (3)       $ (35)     $    49
OCI before reclassifications.....................            31                 4         (13)          22
Deferred income tax benefit (expense)............          (10)               (1)            4         (7)
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.           108                --         (44)          64
Amounts reclassified from AOCI...................           (5)                --          (6)        (11)
Deferred income tax benefit (expense)............             1                --            2           3
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of income
   tax...........................................           (4)                --          (4)         (8)
                                                        -------         ---------       ------     -------
Balance at December 31, 2012.....................       $   104         $      --       $ (48)     $    56
OCI before reclassifications.....................         (110)                 1           46        (63)
Deferred income tax benefit (expense)............            39                --         (16)          23
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.            33                 1         (18)          16
Amounts reclassified from AOCI...................          (11)                --          (6)        (17)
Deferred income tax benefit (expense)............             3                --            2           5
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of income
   tax...........................................           (8)                --          (4)        (12)
                                                        -------         ---------       ------     -------
Balance at December 31, 2013.....................       $    25         $       1       $ (22)     $     4
OCI before reclassifications.....................            66                 9            6          81
Deferred income tax benefit (expense)............          (23)               (3)          (2)        (28)
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.            68                 7         (18)          57
Amounts reclassified from AOCI...................             5                --            5          10
Deferred income tax benefit (expense)............           (2)                --          (2)         (4)
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of income
   tax...........................................             3                --            3           6
                                                        -------         ---------       ------     -------
Balance at December 31, 2014.....................       $    71         $       7       $ (15)     $    63
                                                        =======         =========       ======     =======

--------

(1)See Note 6 for information on offsets to investments related to DAC and DSI.

               New England Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                            Consolidated Statement of Operations and
AOCI Components                              Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
------------------------------------------   -----------------------------  ----------------------------------------
                                               Years Ended December 31,
                                             -----------------------------
                                                2014       2013      2012
                                             ----------  --------- --------
                                                     (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses)................................. $      (5)  $      10 $      4 Net investment gains (losses)
  Net unrealized investment gains
   (losses).................................         --          1        1 Net investment income
                                             ----------  --------- --------
    Net unrealized investment gains
     (losses), before income tax............        (5)         11        5
    Income tax (expense) benefit............          2        (3)      (1)
                                             ----------  --------- --------
    Net unrealized investment gains
     (losses), net of income tax............ $      (3)  $       8 $      4
                                             ==========  ========= ========
Defined benefit plans adjustment: (1).......
  Amortization of net actuarial gains
   (losses)................................. $      (1)  $       2 $      2
  Amortization of prior service (costs)
   credit...................................        (4)          4        4
                                             ----------  --------- --------
    Amortization of defined benefit plan
     items, before income tax...............        (5)          6        6
    Income tax (expense) benefit............          2        (2)      (2)
                                             ----------  --------- --------
    Amortization of defined benefit plan
     items, net of income tax............... $      (3)  $       4 $      4
                                             ==========  ========= ========
Total reclassifications, net of income
 tax........................................ $      (6)  $      12 $      8
                                             ==========  ========= ========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 11.

               New England Life Insurance Company and Subsidiary

10. Other Expenses


  Information on other expenses was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2014     2013    2012
                                                            ------  ------  ------
                                                              (In millions)
 Compensation............................................. $   11   $   24  $   15
 Pension, postretirement and postemployment benefit costs.     27       19      28
 Commissions..............................................    170      178     195
 Volume-related costs.....................................      3        2      11
 Capitalization of DAC....................................   (20)      (6)    (25)
 Amortization of DAC......................................     89     (24)     132
 Premium taxes, licenses and fees.........................      8        8      10
 Professional services....................................      2        3       3
 Other....................................................     53       46      46
                                                            ------  ------  ------
  Total other expenses.................................... $  343   $  250  $  415
                                                            ======  ======  ======

Capitalization and Amortization of DAC

  See Note 4 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions and volume-related costs include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

11. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

               New England Life Insurance Company and Subsidiary

   The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $2 million, $3 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, the Company's share of net other postretirement expense was less than $1 million, less than ($1) million and ($1) million for the years ended December 31, 2014, 2013 and 2012, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of operations.

   In addition, the Company sponsors a qualified and a non-qualified defined benefit pension plan, as well as other postretirement benefit plans. The obligations and related net periodic benefit expense associated with these plans are included in the consolidated financial statements and the additional disclosures below. Effective December 31, 2014, the Company sponsored pension and other postretirement plans were amended to eliminate benefit accruals prospectively. A limited group of active participants continue to have the opportunity to earn eligibility requirements to receive certain benefits in certain pension and other postretirement plans with continuing active service.

               New England Life Insurance Company and Subsidiary

  Obligations and Funded Status

                                                                     December 31,
                                                -------------------------------------------------------
                                                           2014                        2013
                                                --------------------------- ---------------------------
                                                                 Other                       Other
                                                  Pension    Postretirement   Pension    Postretirement
                                                Benefits (1)    Benefits    Benefits (1)    Benefits
                                                ------------ -------------- ------------ --------------
                                                                     (In millions)
Change in benefit obligations
Benefit obligations at January 1,..............   $    193      $    32       $    219      $    42
 Service costs.................................          4            1              5            1
 Interest costs................................          9            1              9            1
 Plan participants' contributions..............         --            2             --            2
 Net actuarial (gains) losses..................         39            5           (32)         (10)
 Change in benefits and other..................       (13)          (7)             --           --
 Benefits paid.................................        (9)          (4)            (8)          (4)
                                                  --------      -------       --------      -------
Benefit obligations at December 31,............        223           30            193           32
                                                  --------      -------       --------      -------
Change in plan assets
Fair value of plan assets at January 1,........        133           --            123           --
 Actual return on plan assets..................         22           --            (2)           --
 Plan participants' contributions..............         --            2             --            2
 Employer contributions........................          8            2             20            2
 Benefits paid.................................        (9)          (4)            (8)          (4)
                                                  --------      -------       --------      -------
Fair value of plan assets at December 31,......        154           --            133           --
                                                  --------      -------       --------      -------
   Over (under) funded status at December 31,..   $   (69)      $  (30)       $   (60)      $  (32)
                                                  ========      =======       ========      =======
Amounts recognized in the consolidated balance
  sheets
 Other liabilities.............................   $   (69)      $  (30)       $   (60)      $  (32)
                                                  ========      =======       ========      =======
AOCI
 Net actuarial (gains) losses..................   $     24      $   (4)       $     13      $   (5)
 Prior service costs (credit)..................         --            2             17            8
                                                  --------      -------       --------      -------
   AOCI, before income tax.....................   $     24      $   (2)       $     30      $     3
                                                  ========      =======       ========      =======
Accumulated benefit obligation.................   $    223          N/A       $    177          N/A
                                                  ========                    ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate PBO was $65 million and $58 million at December 31, 2014 and 2013, respectively.

               New England Life Insurance Company and Subsidiary

   Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows at:

                                                  December 31,
                                                 --------------
                                                  2014   2013
                                                 ------ -------
                                                 (In millions)
                Projected benefit obligations... $  223 $    58
                Accumulated benefit obligations. $  223 $    51
                Fair value of plan assets....... $  154 $    --

   The PBO exceeded assets for all pension plans at December 31, 2014 and 2013.

  Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial (gains) losses and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

    . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

    . Settlement and Curtailment Costs -- The aggregate amount of net (gains) losses recognized in net periodic benefit costs is due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    . Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

               New England Life Insurance Company and Subsidiary

    . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                         Years Ended December 31,
                                  -----------------------------------------------------------------------
                                           2014                    2013                    2012
                                  ----------------------- ----------------------- -----------------------
                                               Other                   Other                   Other
                                  Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                  Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                  -------- -------------- -------- -------------- -------- --------------
                                                               (In millions)
Net periodic benefit costs
 Service costs...................  $    4      $    1      $    5      $    1      $    5      $    3
 Interest costs..................       9           1           9           1           9           2
 Settlement and curtailment
   costs (1).....................      14           2          --          --          --          --
 Expected return on plan
   assets........................     (7)          --         (7)          --         (7)          --
 Amortization of net actuarial
   (gains) losses................       1          --           2          --           2          --
 Amortization of prior service
   costs (credit)................       1           3           2           2           2           2
                                   ------      ------      ------      ------      ------      ------
   Total net periodic benefit
     costs (credit)..............      22           7          11           4          11           7
                                   ------      ------      ------      ------      ------      ------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses....      12           1        (24)        (10)          23           2
 Prior service costs (credit)....    (16)         (3)          --          --          --          --
 Amortization of net actuarial
   (gains) losses................     (1)          --         (2)          --         (2)          --
 Amortization of prior service
   (costs) credit................     (1)         (3)         (2)         (2)         (2)         (2)
                                   ------      ------      ------      ------      ------      ------
 Total recognized in OCI.........     (6)         (5)        (28)        (12)          19          --
                                   ------      ------      ------      ------      ------      ------
   Total recognized in net
     periodic benefit costs and
     OCI.........................  $   16      $    2      $ (17)      $  (8)      $   30      $    7
                                   ======      ======      ======      ======      ======      ======

--------

(1)The Company sponsored pension and other postretirement plans were amended effective December 31, 2014.

               New England Life Insurance Company and Subsidiary

    The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $2 million and $0, and less than $1 million and $1 million, respectively.

  Assumptions

   Assumptions used in determining benefit obligations were as follows at:

                                                      December 31,
                                --------------------------------------------------------
                                            2014                         2013
                                ---------------------------  ---------------------------
                                                  Other                        Other
                                  Pension     Postretirement   Pension     Postretirement
                                  Benefits       Benefits      Benefits       Benefits
                                ------------  -------------- ------------  --------------
Weighted average discount rate.     4.10%          4.10%         5.15%          5.15%
Rate of compensation increase.. 4.50% - 5.00%       N/A      4.50% - 5.00%       N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                                      Years Ended December 31,
                    --------------------------------------------------------------------------------------------
                                   2014                            2013                         2012
                    ---------------------------------- ---------------------------- ----------------------------
                                            Other                        Other                        Other
                         Pension        Postretirement   Pension     Postretirement   Pension     Postretirement
                         Benefits          Benefits      Benefits       Benefits      Benefits       Benefits
                    ------------------- -------------- ------------- -------------- ------------- --------------
Weighted average
  discount rate.... 5.15% and 4.45% (1)     5.15%          4.20%         4.20%          4.95%         4.95%
Weighted average
  expected rate of
  return on plan
  assets...........        5.75%             N/A           5.75%          N/A           6.25%          N/A
Rate of
  compensation
  increase.........    4.50% - 5.00%         N/A       4.50% - 5.00%      N/A       4.50% - 5.00%      N/A

--------

(1)As a result of the Company sponsored pension plan amendments, a discount rate of 5.15% was used for the period January 1, 2014 through July 31, 2014, and a discount rate of 4.45% was used for the period August 1, 2014 through December 31, 2014.

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

               New England Life Insurance Company and Subsidiary

   The expected rate of return on plan assets for use in that plan's valuation in 2015 is currently anticipated to be 5.75% for pension benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                       December 31,
                                       -----------------------------------------------------------------------------
                                                       2014                                    2013
                                       -------------------------------------   -------------------------------------
Pre-and Post-Medicare eligible claims  5.7% for Pre-Medicare in 2015,          6.2% for Pre-Medicare and 7.8% for
                                       decreasing over time until 2083         Post-Medicare in 2014, decreasing
                                       reaching the ultimate rate of 4.5%.     over time until 2083 for Pre-Medicare
                                       19.7% for Post-Medicare in 2015,        and 2021 for Post-Medicare reaching
                                       decreasing to 14.2% for 2017 after      the ultimate rate of 4.5% for
                                       which the rate is no longer applied     Pre-Medicare and Post-Medicare.
                                       as projected employer costs will have
                                       reached the plan cap.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components and APBO by less than $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components and APBO by less than $1 million.

   As of December 31, 2014, the improved mortality rate assumption used for all pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

  Plan Assets

   The pension plan assets are categorized into a three-level fair value hierarchy, as defined in Note 8,based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                Level 1  This category includes separate
                         accounts that are invested in fixed
                         maturity securities, equity
                         securities and short-term investments
                         which have unadjusted quoted market
                         prices in active markets for
                         identical assets and liabilities.

                Level 2  This category includes certain
                         separate accounts that are primarily
                         invested in liquid and readily
                         marketable securities. The estimated
                         fair value of such separate account
                         is based upon reported NAV provided
                         by fund managers and this value
                         represents the amount at which
                         transfers into and out of the
                         respective separate account are
                         effected. These separate accounts
                         provide reasonable levels of price
                         transparency and can be corroborated
                         through observable market data.
                         Directly held investments are
                         primarily invested in U.S. and
                         foreign government and corporate
                         securities.

               New England Life Insurance Company and Subsidiary

                Level 3  This category includes separate
                         accounts that are invested in fixed
                         maturity securities that provide
                         little or no price transparency due
                         to the infrequency with which the
                         underlying assets trade and generally
                         require additional time to liquidate
                         in an orderly manner. Accordingly,
                         the values for separate accounts
                         invested in these alternative asset
                         classes are based on inputs that
                         cannot be readily derived from or
                         corroborated by observable market
                         data.
                         Certain separate accounts are
                         invested in investment partnerships
                         designated as hedge funds. The values
                         for these separate accounts is
                         determined monthly based on the NAV
                         of the underlying hedge fund
                         investment. Additionally, such hedge
                         funds generally contain lock out or
                         other waiting period provisions for
                         redemption requests to be filled.
                         While the reporting and redemption
                         restrictions may limit the frequency
                         of trading activity in separate
                         accounts invested in hedge funds, the
                         reported NAV, and thus the referenced
                         value of the separate account,
                         provides a reasonable level of price
                         transparency that can be corroborated
                         through observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plan (the "Invested Plan") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

               New England Life Insurance Company and Subsidiary

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2014 for the Invested Plans:

                                                  December 31,
                                               ------------------------
                                                   2014        2013
                                               ---------------  -----
                                               Target Actual Allocation
                                               ------ -----------------
               Asset Class
                Fixed maturity securities (1).   75%    79%      78%
                Equity securities (2).........   12%    18%      21%
                Alternative securities (3)....   13%     3%       1%
                                                       -----    -----
                  Total assets................         100%     100%
                                                       =====    =====

--------

(1)Fixed maturity securities include primarily collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals and U.S. government bonds.
(2)Equity securities primarily include common stock of U.S. companies.
(3)Alternative securities primarily include other investments.

               New England Life Insurance Company and Subsidiary

  The pension plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2014
                                      ---------------------------------------
                                       Fair Value Hierarchy
                                      -----------------------
                                                              Total Estimated
                                      Level 1 Level 2 Level 3   Fair Value
                                      ------- ------- ------- ---------------
                                                   (In millions)
  Assets
  Fixed maturity securities:
   Corporate......................... $   --  $   49  $    1    $          50
   U.S. government bonds.............     32       7      --               39
   Foreign bonds.....................     --      15      --               15
   Federal agencies..................     --       8      --                8
   Municipals........................     --       3      --                3
   Other (1).........................     --       7      --                7
                                      ------  ------  ------    -------------
     Total fixed maturity securities.     32      89       1              122
                                      ------  ------  ------    -------------
  Equity securities:
   Common stock -- domestic..........     27      --      --               27
   Common stock -- foreign...........      1      --      --                1
                                      ------  ------  ------    -------------
     Total equity securities.........     28      --      --               28
                                      ------  ------  ------    -------------
  Short-term investments.............      2       2      --                4
                                      ------  ------  ------    -------------
       Total assets.................. $   62  $   91  $    1    $         154
                                      ======  ======  ======    =============

               New England Life Insurance Company and Subsidiary

                                                 December 31, 2013
                                      ---------------------------------------
                                       Fair Value Hierarchy
                                      -----------------------
                                                              Total Estimated
                                      Level 1 Level 2 Level 3   Fair Value
                                      ------- ------- ------- ---------------
                                                   (In millions)
  Assets
  Fixed maturity securities:
   Corporate......................... $   --  $   41  $    1    $          42
   U.S. government bonds.............     27       5      --               32
   Foreign bonds.....................     --      13      --               13
   Federal agencies..................     --       6      --                6
   Municipals........................     --       4      --                4
   Other (1).........................     --       6      --                6
                                      ------  ------  ------    -------------
     Total fixed maturity securities.     27      75       1              103
                                      ------  ------  ------    -------------
  Equity securities:
   Common stock -- domestic..........     28      --      --               28
   Common stock -- foreign...........      1      --      --                1
                                      ------  ------  ------    -------------
     Total equity securities.........     29      --      --               29
                                      ------  ------  ------    -------------
  Short-term investments.............     --       1      --                1
                                      ------  ------  ------    -------------
         Total assets................ $   56  $   76  $    1    $         133
                                      ======  ======  ======    =============

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations.

  For the years ended December 31, 2014, 2013 and 2012, the changes to pension plan assets invested in corporate fixed maturity securities measured at estimated fair value on a recurring basis using significant unobservable (Level
3) inputs were not significant.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2015. The Company expects to make discretionary contributions to the qualified pension plan of $3 million in 2015. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $1 million to fund the benefit payments in 2015.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $1 million towards benefit obligations in 2015 to pay postretirement medical claims.

               New England Life Insurance Company and Subsidiary

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                             Other
                                                         Postretirement
                                        Pension Benefits    Benefits
                                        ---------------- --------------
                                                 (In millions)
         2015..........................   $          7    $          2
         2016..........................   $          8    $          2
         2017..........................   $          9    $          2
         2018..........................   $         10    $          2
         2019..........................   $         10    $          2
         2020-2024.....................   $         62    $         11

 Additional Information

   As previously discussed, most of the assets of the pension benefit plan are held in a group annuity contract issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were less than $1 million for each of the years ended December 31, 2014, 2013 and 2012, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $22 million, ($2) million and $11 million for the years ended December 31, 2014, 2013 and 2012, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2014, 2013 and 2012. Effective December 31, 2014, the defined contribution plans were merged into the MetLife Savings & Investment Plan sponsored by MLIC.

12. Income Tax

  The provision for income tax was as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2014    2013     2012
                                                       ------   -----  ------
                                                         (In millions)
       Current:
        Federal...................................... $   74   $  62   $   41
       Deferred:
        Federal......................................     23    (53)       33
                                                       ------   -----  ------
          Provision for income tax expense (benefit). $   97   $   9   $   74
                                                       ======   =====  ======

               New England Life Insurance Company and Subsidiary

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2014     2013    2012
                                                        -----    -----   -----
                                                         (In millions)
        Tax provision at U.S. statutory rate.......... $ 116    $  18   $  75
        Tax effect of:
         Prior year tax...............................   (4)       13      12
         Tax credits..................................   (1)      (1)     (1)
         Tax-exempt income............................   (1)       --     (1)
         Dividends received deduction.................  (13)     (11)    (11)
         Change in valuation allowance................    --     (10)      --
                                                        -----    -----   -----
           Provision for income tax expense (benefit). $  97    $   9   $  74
                                                        =====    =====   =====

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                   ----------------------------
                                                        2014          2013
                                                   -------------- -------------
                                                          (In millions)
 Deferred income tax assets:
  Policyholder liabilities and receivables........ $           93 $         120
  Employee benefits...............................             15            20
  Investments, including derivatives..............             --             5
  Tax credit carryforwards........................              5             3
                                                   -------------- -------------
    Total deferred income tax assets..............            113           148
                                                   -------------- -------------
 Deferred income tax liabilities:
  DAC.............................................            200           212
  Net unrealized investment gains.................             42            14
  Investments, including derivatives..............             12            --
  Other...........................................              1             2
                                                   -------------- -------------
    Total deferred income tax liabilities.........            255           228
                                                   -------------- -------------
      Net deferred income tax asset (liability)... $        (142) $        (80)
                                                   ============== =============

   Tax credit carryforwards of $6 million at December 31, 2014 will expire beginning in 2021.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included $13 million, ($2) million and ($3) million for the years ended December 31, 2014, 2013 and 2012, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years

               New England Life Insurance Company and Subsidiary under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2003 through 2006 where the IRS disallowance relates to policyholder liability deductions which the Company continues to protest.

   During June 2014, the IRS concluded its audit of the Company's tax returns for the years 2003 through 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in July 2014 for one tax adjustment. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company's financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          -----------------------
                                                                           2014     2013    2012
                                                                          -------  ------- -------
                                                                               (In millions)
Balance at January 1,.................................................... $    22  $    18 $     7
Additions for tax positions of prior years...............................       1        4      11
Reductions for tax positions of prior years..............................     (2)       --      --
                                                                          -------  ------- -------
Balance at December 31,.................................................. $    21  $    22 $    18
                                                                          =======  ======= =======
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    20  $    22 $    18
                                                                          =======  ======= =======

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                           Years Ended December 31,
                                                                           -----------------------
                                                                             2014     2013   2012
                                                                           --------  ------ -------
                                                                                (In millions)
Interest recognized in the consolidated statements of operations.......... $    (1)  $    5 $    --

                                                                                      December 31,
                                                                                     --------------
                                                                                      2014   2013
                                                                                     ------ -------
                                                                                     (In millions)
Interest included in other liabilities in the consolidated balance sheets.           $    5 $     6

  The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

13. Contingencies, Commitments and Guarantees


  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $15 million and $11 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $2 million related to a true-up of the 2013 tax return.

Contingencies

 Litigation

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including NELICO, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On November 21, 2012, the West Virginia Treasurer filed an action against NELICO in West Virginia state court (West Virginia ex rel. John D. Perdue v. New England Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-376), alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On December 30, 2013, the court granted defendants' motion to dismiss the action. The Treasurer has appealed the dismissal order.

  Sales Practices Claims

   The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

Diversified Lending Group

  The Company conducted an internal investigation of an agency in Los Angeles, California concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution has

               New England Life Insurance Company and Subsidiary been made to certain customers. The Company has been named in three related lawsuits currently pending in California state court. In one of the lawsuits and four other lawsuits in which the Company was not named directly, one of the Company's former representatives has asserted claims for indemnification against the Company. The Court recently denied plaintiffs' motion for class certification. The Company believes adequate provision has been made in its financial statements for any probable and reasonably estimable loss for this matter.

  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At both December 31, 2014 and 2013, the Company held a liability of $1 million. At both December 31, 2014 and 2013, the Company held the related assets for premium tax offsets of $1 million for future undiscounted assessments with respect to impaired, insolvent or failed insurers. At both December 31, 2014 and 2013, the Company held an asset of $1 million for premium tax offsets currently available for paid assessments.

               New England Life Insurance Company and Subsidiary

Commitments

  Leases

    The Company, as lessee, has entered into various lease agreements for office space. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2015.......   $      12
                           2016.......          10
                           2017.......           8
                           2018.......           7
                           2019.......           5
                           Thereafter.           3
                                         ---------
                            Total.....   $      45
                                         =========

  Commitments to Fund Partnership Investments and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $2 million at both December 31, 2014 and 2013.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

               New England Life Insurance Company and Subsidiary

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2014 and 2013.

14. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $43 million, $60 million and $60 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $26 million, $27 million and $25 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $48 million, $43 million and $96 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $117 million, $163 million and $207 million for the years ended December 31, 2014, 2013 and 2012, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates, related to the items discussed above, of $49 million and $28 million at December 31, 2014 and 2013, respectively.

  See Notes 5 and 6 for additional information on related party transactions.

15. Subsequent Events

  The Company has evaluated events subsequent to December 31, 2014, through April 20, 2015, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013
  and 2012:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  47
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  57
     Note 9 -- Derivatives...........................................................................  82
     Note 10 -- Fair Value...........................................................................  96
     Note 11 -- Goodwill............................................................................. 126
     Note 12 -- Long-term and Short-term Debt........................................................ 128
     Note 13 -- Equity............................................................................... 131
     Note 14 -- Other Expenses....................................................................... 137
     Note 15 -- Employee Benefit Plans............................................................... 138
     Note 16 -- Income Tax........................................................................... 152
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 156
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 165
     Note 19 -- Related Party Transactions........................................................... 166
Financial Statement Schedules at December 31, 2014 and 2013 and for the Years Ended December 31,
  2014, 2013 and 2012:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 167
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 168
 Schedule IV -- Consolidated Reinsurance............................................................. 170

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 27, 2015

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                            2014        2013
                                                         ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at
   estimated fair value (amortized cost: $173,604 and
   $165,371, respectively; includes $160 and $157,
   respectively, relating to variable interest
   entities)............................................ $   188,911 $   173,746
 Equity securities available-for-sale, at estimated
   fair value (cost: $1,926 and $1,813, respectively)...       2,065       1,892
 Trading and fair value option securities, at
   estimated fair value (includes $654 and $662,
   respectively, of actively traded securities; and
   $15 and $23, respectively, relating to variable
   interest entities)...................................         705         723
 Mortgage loans (net of valuation allowances of $258
   and $272, respectively; includes $308 and $338,
   respectively, under the fair value option)...........      49,059      46,024
 Policy loans...........................................       8,491       8,421
 Real estate and real estate joint ventures (includes
   $8 and $1,141, respectively, relating to variable
   interest entities; includes $78 and $40,
   respectively, of real estate held-for-sale)..........       7,874       7,798
 Other limited partnership interests (includes $34 and
   $53, respectively, relating to variable interest
   entities)............................................       4,926       4,716
 Short-term investments, principally at estimated fair
   value................................................       4,474       5,962
 Other invested assets (includes $56 and $78,
   respectively, relating to variable interest
   entities)............................................      14,209      10,589
                                                         ----------- -----------
   Total investments....................................     280,714     259,871
Cash and cash equivalents, principally at estimated
 fair value (includes $2 and $21, respectively,
 relating to variable interest entities)................       1,993       1,098
Accrued investment income (includes $3 and $2,
 respectively, relating to variable interest entities)..       2,293       2,249
Premiums, reinsurance and other receivables (includes
 $2 and $7, respectively, relating to variable
 interest entities).....................................      23,439      23,637
Deferred policy acquisition costs and value of
 business acquired......................................       5,975       6,416
Other assets (includes $4 and $24, respectively,
 relating to variable interest entities)................       4,469       4,716
Separate account assets.................................     139,335     134,796
                                                         ----------- -----------
   Total assets......................................... $   458,218 $   432,783
                                                         =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits.................................. $   117,402 $   111,963
Policyholder account balances...........................      95,902      92,498
Other policy-related balances...........................       5,840       5,671
Policyholder dividends payable..........................         615         601
Policyholder dividend obligation........................       3,155       1,771
Payables for collateral under securities loaned and
 other transactions.....................................      24,167      21,096
Short-term debt.........................................         100         175
Long-term debt (includes $91 and $520, respectively,
 at estimated fair value, relating to variable
 interest entities).....................................       2,027       2,828
Current income tax payable..............................          44         365
Deferred income tax liability (includes $0 and $1,
 respectively, at estimated fair value, relating to
 variable interest entities)............................       3,835       1,785
Other liabilities (includes $17 and $31, respectively,
 relating to variable interest entities)................      33,447      32,180
Separate account liabilities............................     139,335     134,796
                                                         ----------- -----------
   Total liabilities....................................     425,869     405,729
                                                         ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.....................          --         774
                                                         ----------- -----------
Equity
Metropolitan Life Insurance Company stockholder's
 equity:
 Common stock, par value $0.01 per share;
   1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding...............................           5           5
 Additional paid-in capital.............................      14,448      14,515
 Retained earnings......................................      12,470       9,352
 Accumulated other comprehensive income (loss)..........       5,034       2,158
                                                         ----------- -----------
   Total Metropolitan Life Insurance Company
    stockholder's equity................................      31,957      26,030
Noncontrolling interests................................         392         250
                                                         ----------- -----------
     Total equity.......................................      32,349      26,280
                                                         ----------- -----------
     Total liabilities and equity....................... $   458,218 $   432,783
                                                         =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                         2014       2013       2012
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   21,384 $   20,475 $   19,880
Universal life and investment-type product policy fees...............      2,466      2,363      2,239
Net investment income................................................     11,893     11,785     11,852
Other revenues.......................................................      1,808      1,699      1,730
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......       (16)       (81)      (214)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................       (10)       (47)         22
 Other net investment gains (losses).................................        169        176      (138)
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................        143         48      (330)
 Net derivative gains (losses).......................................      1,037    (1,070)        675
                                                                      ---------- ---------- ----------
     Total revenues..................................................     38,731     35,300     36,046
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     23,855     23,032     22,269
Interest credited to policyholder account balances...................      2,174      2,253      2,390
Policyholder dividends...............................................      1,240      1,205      1,295
Other expenses.......................................................      6,071      5,988      6,394
                                                                      ---------- ---------- ----------
     Total expenses..................................................     33,340     32,478     32,348
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      5,391      2,822      3,698
Provision for income tax expense (benefit)...........................      1,532        681      1,055
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      3,859      2,141      2,643
Income (loss) from discontinued operations, net of income tax........        (3)          1         40
                                                                      ---------- ---------- ----------
Net income (loss)....................................................      3,856      2,142      2,683
Less: Net income (loss) attributable to noncontrolling interests.....        (5)        (7)          2
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    3,861 $    2,149 $    2,681
                                                                      ========== ========== ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                        2014      2013      2012
                                                                      --------- --------- ---------
Net income (loss).................................................... $   3,856 $   2,142 $   2,683
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     4,165   (3,337)     2,502
 Unrealized gains (losses) on derivatives............................     1,288     (691)     (241)
 Foreign currency translation adjustments............................      (44)        22      (30)
 Defined benefit plans adjustment....................................   (1,001)     1,191     (766)
                                                                      --------- --------- ---------
Other comprehensive income (loss), before income tax.................     4,408   (2,815)     1,465
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................   (1,532)       965     (511)
                                                                      --------- --------- ---------
Other comprehensive income (loss), net of income tax.................     2,876   (1,850)       954
                                                                      --------- --------- ---------
Comprehensive income (loss)..........................................     6,732       292     3,637
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................       (5)       (7)         2
                                                                      --------- --------- ---------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $   6,737 $     299 $   3,635
                                                                      ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              Total
                                                                           Metropolitan
                                                             Accumulated  Life Insurance
                                       Additional               Other        Company
                                Common  Paid-in   Retained  Comprehensive Stockholder's  Noncontrolling  Total
                                Stock   Capital   Earnings  Income (Loss)     Equity       Interests     Equity
                                ------ ---------- --------- ------------- -------------- -------------- ---------
Balance at December 31, 2011... $    5 $  14,506  $   6,973   $     3,054     $   24,538     $      182 $  24,720
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                1                                       1                        1
Dividends on common stock......                     (1,023)                      (1,023)                  (1,023)
Change in equity of
 noncontrolling interests......                                                       --            108       108
Net income (loss)..............                       2,681                        2,681              2     2,683
Other comprehensive income
 (loss), net of income tax.....                                       954            954                      954
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2012...      5    14,510      8,631         4,008         27,154            292    27,446
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                2                                       2                        2
Dividends on common stock......                     (1,428)                      (1,428)                  (1,428)
Change in equity of
 noncontrolling interests......                                                       --           (35)      (35)
Net income (loss)..............                       2,149                        2,149            (7)     2,142
Other comprehensive income
 (loss), net of income tax.....                                   (1,850)        (1,850)                  (1,850)
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2013...      5    14,515      9,352         2,158         26,030            250    26,280
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                4                                       4                        4
Returns of capital.............             (76)                                    (76)                     (76)
Excess tax benefits related to
 stock-based compensation......                5                                       5                        5
Dividends on common stock......                       (708)                        (708)                    (708)
Dividend of subsidiary
 (Note 3)......................                        (35)                         (35)                     (35)
Change in equity of
 noncontrolling interests......                                                       --            147       147
Net income (loss)..............                       3,861                        3,861            (5)     3,856
Other comprehensive income
 (loss), net of income tax.....                                     2,876          2,876             --     2,876
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2014... $    5 $  14,448  $  12,470   $     5,034     $   31,957     $      392 $  32,349
                                ====== =========  =========   ===========     ==========     ========== =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                           2014        2013        2012
                                                                                        ----------- ----------- -----------
Cash flows from operating activities
Net income (loss)...................................................................... $     3,856 $     2,142 $     2,683
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................         460         429         416
  Amortization of premiums and accretion of discounts associated with investments, net.       (664)       (738)       (698)
  (Gains) losses on investments and from sales of businesses, net......................       (138)        (49)         272
  (Gains) losses on derivatives, net...................................................       (902)       1,059       (561)
  (Income) loss from equity method investments, net of dividends or distributions......         374         195          42
  Interest credited to policyholder account balances...................................       2,174       2,253       2,390
  Universal life and investment-type product policy fees...............................     (2,466)     (2,363)     (2,239)
  Change in trading and fair value option securities...................................           2          25       (100)
  Change in accrued investment income..................................................         242         108          22
  Change in premiums, reinsurance and other receivables................................         711       (368)       (422)
  Change in deferred policy acquisition costs and value of business acquired, net......         271        (82)         359
  Change in income tax.................................................................         229         334        (28)
  Change in other assets...............................................................         465         471         361
  Change in insurance-related liabilities and policy-related balances..................       2,672       3,032       1,915
  Change in other liabilities..........................................................     (1,086)       (381)         170
  Other, net...........................................................................           1         (7)        (46)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) operating activities....................................       6,201       6,060       4,536
                                                                                        ----------- ----------- -----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................      63,068      71,396      52,889
  Equity securities....................................................................         186         206         245
  Mortgage loans.......................................................................      11,605      10,655       8,668
  Real estate and real estate joint ventures...........................................         976          87         721
  Other limited partnership interests..................................................         375         449         585
Purchases of:
  Fixed maturity securities............................................................    (69,256)    (70,760)    (62,136)
  Equity securities....................................................................       (173)       (461)       (393)
  Mortgage loans.......................................................................    (14,769)    (12,032)     (9,448)
  Real estate and real estate joint ventures...........................................     (1,876)     (1,427)     (1,447)
  Other limited partnership interests..................................................       (773)       (675)       (660)
Cash received in connection with freestanding derivatives..............................         740         560         634
Cash paid in connection with freestanding derivatives..................................     (1,050)     (1,171)       (443)
Dividend of subsidiary.................................................................        (49)          --          --
Receipts on loans to affiliates........................................................          75          --          --
Issuances of loans to affiliates.......................................................       (100)          --          --
Purchases of loans to affiliates.......................................................       (437)          --          --
Net change in policy loans.............................................................        (70)        (57)        (50)
Net change in short-term investments...................................................       1,472         900       (567)
Net change in other invested assets....................................................       (254)       (460)       (791)
Net change in property, equipment and leasehold improvements...........................       (140)        (76)        (71)
Other, net.............................................................................          17          --          --
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) investing activities.................................... $  (10,433) $   (2,866) $  (12,264)
                                                                                        ----------- ----------- -----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)


                                                                                         2014        2013        2012
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    54,902 $    50,018 $    61,647
  Withdrawals........................................................................    (51,210)    (52,020)    (56,373)
Net change in payables for collateral under securities loaned and other transactions.       3,071     (1,365)       2,181
Net change in short-term debt........................................................       (320)          75         (1)
Long-term debt issued................................................................           4         481          79
Long-term debt repaid................................................................       (390)        (27)        (81)
Cash received in connection with redeemable noncontrolling interests.................          --         774          --
Dividends on common stock............................................................       (708)     (1,428)     (1,023)
Other, net...........................................................................       (222)         (5)         611
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................       5,127     (3,497)       7,040
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................         895       (303)       (688)
Cash and cash equivalents, beginning of year.........................................       1,098       1,401       2,089
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,993 $     1,098 $     1,401
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest........................................................................... $       150 $       152 $       151
                                                                                      =========== =========== ===========
  Income tax......................................................................... $     1,304 $       822 $       842
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         4 $         3 $         3
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $         3 $        18 $       264
                                                                                      =========== =========== ===========
  Deconsolidation of MetLife Core Property Fund (see Note 8):
   Reduction of redeemable noncontrolling interests.................................. $       774 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of long-term debt....................................................... $       413 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of real estate and real estate joint ventures........................... $     1,132 $        -- $        --
                                                                                      =========== =========== ===========
  Issuance of short-term debt........................................................ $       245 $        -- $        --
                                                                                      =========== =========== ===========
  Returns of capital................................................................. $        76 $        -- $        --
                                                                                      =========== =========== ===========
  Disposal of subsidiary:
   Assets disposed................................................................... $        69 $        -- $        --
   Liabilities disposed..............................................................        (34)          --          --
                                                                                      ----------- ----------- -----------
   Net assets disposed...............................................................          35          --          --
   Cash disposed.....................................................................        (49)          --          --
   Dividend of interests in subsidiary...............................................          14          --          --
                                                                                      ----------- ----------- -----------
   Loss on dividend of interests in subsidiary....................................... $        -- $        -- $        --
                                                                                      =========== =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company early adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported in the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2014 presentation. Certain derivatives (gains) losses were previously reported in: (i) (gains) losses on investments and from sales of businesses, net; and (ii) other, net and were reclassified to (gains) losses on derivatives, net. The following table presents such reclassifications, all within cash flows from operating activities, in the consolidated statements of cash flows:

                                                                 Years Ended December 31,
                                                                 -----------------------
                                                                    2013         2012
-                                                                -------      -------
                                                                  (In millions)
(Gains) losses on investments and from sales of businesses, net. $(1,161)      $ 460
Other, net...................................................... $   102       $ 101
(Gains) losses on derivatives, net.............................. $ 1,059       $(561)

   Additionally, certain amounts in the prior years' footnotes have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Goodwill                                                                              11
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Historic actual and expected future
    non-dividend-paying traditional       gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively Traded Securities") and investments for which the fair value option ("FVO") has been elected ("FVO Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.
    . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.
    . Funds withheld which represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in operating joint ventures that engage in insurance underwriting activities and are accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc, has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
  .  the jurisdiction in which the deferred tax asset was generated;
  . the length of time that carryforward can be utilized in the various taxing jurisdiction;
  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.3 billion and $1.2 billion at December 31, 2014 and 2013, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $721 million and $667 million at December 31, 2014 and 2013, respectively. Related depreciation and amortization expense was $123 million, $115 million and $121 million for the years ended December 31, 2014, 2013 and 2012, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.0 billion at December 31, 2014 and 2013, respectively. Accumulated amortization of capitalized software was $882 million and $739 million at December 31, 2014 and 2013, respectively. Related amortization expense was $145 million, $144 million and $143 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2014, the FASB issued new guidance on transfers and servicing ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, Investments -- Equity Method and Joint Ventures (Topic 323):
Accounting for Investments in Qualified Affordable Housing Projects), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the statement of operations as a component of income tax expense (benefit). The adoption of this new guidance will not have an impact on the Company's consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment ("AD&D") coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers LTC, critical illness and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients, as well as direct and digital marketing products), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2014, 2013 and 2012 and at December 31, 2014 and 2013. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

   MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife, Inc.'s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Effective January 1, 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, including revising the Company's capital allocation methodology. The changes will be applied retrospectively beginning with the first quarter of 2015. The changes will not impact total consolidated operating earnings or net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                  Operating Results
                                                   ------------------------------------------------
                                                              Group,
                                                            Voluntary  Corporate
                                                            & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2014                        Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums.......................................... $  4,081  $14,381    $ 2,794  $    128  $ 21,384  $     --    $   21,384
Universal life and investment-type product policy
 fees.............................................    1,505      716        191        --     2,412        54         2,466
Net investment income.............................    5,402    1,783      4,892       288    12,365     (472)        11,893
Other revenues....................................      430      415        287       676     1,808        --         1,808
Net investment gains (losses).....................       --       --         --        --        --       143           143
Net derivative gains (losses).....................       --       --         --        --        --     1,037         1,037
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total revenues..................................   11,418   17,295      8,164     1,092    37,969       762        38,731
                                                   --------  -------    -------  --------  --------  --------    ----------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................    6,379   13,823      4,771        77    25,050        45        25,095
Interest credited to policyholder account
 balances.........................................      988      155      1,020        --     2,163        11         2,174
Capitalization of DAC.............................    (376)     (17)       (30)       (1)     (424)        --         (424)
Amortization of DAC and VOBA......................      536       26         17        --       579       116           695
Interest expense on debt..........................        6        2         10       132       150         1           151
Other expenses....................................    1,797    2,135        492     1,231     5,655       (6)         5,649
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total expenses..................................    9,330   16,124      6,280     1,439    33,173       167        33,340
                                                   --------  -------    -------  --------  --------  --------    ----------
Provision for income tax expense (benefit)........      733      430        659     (500)     1,322       210         1,532
                                                   --------  -------    -------  --------  --------              ----------
Operating earnings................................ $  1,355  $   741    $ 1,225  $    153     3,474
                                                   ========  =======    =======  ========
Adjustments to:...................................
  Total revenues..................................                                              762
  Total expenses..................................                                            (167)
  Provision for income tax (expense) benefit......                                            (210)
                                                                                           --------
Income (loss) from continuing operations, net of
 income tax.......................................                                         $  3,859              $    3,859
                                                                                           ========              ==========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  180,572 $  43,161  $  205,088 $  29,397 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2013                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,992  $ 13,732  $  2,675  $     76  $ 20,475  $      --   $  20,475
Universal life and investment-type product
 policy fees...............................    1,397       688       211        --     2,296         67       2,363
Net investment income......................    5,385     1,790     4,611       431    12,217      (432)      11,785
Other revenues.............................      328       404       273       694     1,699         --       1,699
Net investment gains (losses)..............       --        --        --        --        --         48          48
Net derivative gains (losses)..............       --        --        --        --        --    (1,070)     (1,070)
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total revenues...........................   11,102    16,614     7,770     1,201    36,687    (1,387)      35,300
                                            --------  --------  --------  --------  --------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,246    13,191     4,723        67    24,227         10      24,237
Interest credited to policyholder account
 balances..................................      988       156     1,092        --     2,236         17       2,253
Capitalization of DAC......................    (517)      (20)      (25)        --     (562)         --       (562)
Amortization of DAC and VOBA...............      447        25        19        --       491      (230)         261
Interest expense on debt...................        5         1        10       134       150          3         153
Other expenses.............................    2,280     1,988       489     1,348     6,105         31       6,136
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total expenses...........................    9,449    15,341     6,308     1,549    32,647      (169)      32,478
                                            --------  --------  --------  --------  --------  ---------   ---------
Provision for income tax expense (benefit).      579       446       512     (421)     1,116      (435)         681
                                            --------  --------  --------  --------  --------              ---------
Operating earnings......................... $  1,074  $    827  $    950  $     73     2,924
                                            ========  ========  ========  ========
Adjustments to:
  Total revenues...........................                                          (1,387)
  Total expenses...........................                                              169
  Provision for income tax (expense)
   benefit.................................                                              435
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,141              $   2,141
                                                                                    ========              =========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2013            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets...... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities. $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2012                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,997  $13,274    $ 2,608  $      1  $ 19,880  $     --     $ 19,880
Universal life and investment-type product
 policy fees...............................    1,332      663        194        --     2,189        50        2,239
Net investment income......................    5,384    1,680      4,519       554    12,137     (285)       11,852
Other revenues.............................      265      398        252       815     1,730        --        1,730
Net investment gains (losses)..............       --       --         --        --        --     (330)        (330)
Net derivative gains (losses)..............       --       --         --        --        --       675          675
                                            --------  -------    -------  --------  --------  --------     --------
  Total revenues...........................   10,978   16,015      7,573     1,370    35,936       110       36,046
                                            --------  -------    -------  --------  --------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,294   12,580      4,552       (1)    23,425       139       23,564
Interest credited to policyholder account
 balances..................................    1,002      167      1,192        --     2,361        29        2,390
Capitalization of DAC......................    (584)     (24)       (24)        --     (632)        --        (632)
Amortization of DAC and VOBA...............      656       29         12         2       699       292          991
Interest expense on debt...................        5        1          9       133       148         4          152
Other expenses.............................    2,341    1,901        438     1,196     5,876         7        5,883
                                            --------  -------    -------  --------  --------  --------     --------
  Total expenses...........................    9,714   14,654      6,179     1,330    31,877       471       32,348
                                            --------  -------    -------  --------  --------  --------     --------
Provision for income tax expense (benefit).      442      477        488     (236)     1,171     (116)        1,055
                                            --------  -------    -------  --------  --------               --------
Operating earnings......................... $    822  $   884    $   906  $    276     2,888
                                            ========  =======    =======  ========
Adjustments to:
  Total revenues...........................                                              110
  Total expenses...........................                                            (471)
  Provision for income tax (expense)
   benefit.................................                                              116
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,643               $  2,643
                                                                                    ========               ========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2014      2013      2012
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance................ $  13,865 $  13,482 $  13,424
          Accident and health insurance.     7,247     6,873     6,458
          Annuities.....................     4,352     4,007     3,800
          Non-insurance.................       194       175       167
                                         --------- --------- ---------
           Total........................ $  25,658 $  24,537 $  23,849
                                         ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.8 billion, $2.5 billion and $2.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively, which represented 11%, 10% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2014, 2013 and 2012.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                 -------------------
                                                   2014      2013
                                                 --------- ---------
                                                    (In millions)
           Retail............................... $  91,868 $  91,575
           Group, Voluntary & Worksite Benefits.    28,805    28,035
           Corporate Benefit Funding............    97,953    89,941
           Corporate & Other....................       518       581
                                                 --------- ---------
            Total............................... $ 219,144 $ 210,132
                                                 ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 11%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2014 and 2013. Participating policies represented 27%, 28% and 29% of gross life insurance premiums for the years ended
December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                      Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and Variable
                                  Annuity Contracts    Life Contracts
                                  ----------------- ---------------------
                                                    Secondary    Paid-Up
                                   GMDBs    GMIBs   Guarantees  Guarantees  Total
                                  -------- -------- ----------  ---------- --------
                                                   (In millions)
Direct
Balance at January 1, 2012....... $     84 $    158   $    261     $    58 $    561
Incurred guaranteed benefits.....       31      174         79          10      294
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....      109      332        340          68      849
Incurred guaranteed benefits.....       44       58         77           6      185
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      148      390        417          74    1,029
Incurred guaranteed benefits.....       51       68        124           8      251
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    196 $    458   $    541     $    82 $  1,277
                                  ======== ========   ========     ======= ========
Ceded
Balance at January 1, 2012....... $     62 $     52   $    212     $    41 $    367
Incurred guaranteed benefits.....       30       58         53           6      147
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       86      110        265          47      508
Incurred guaranteed benefits.....       39       14         49           4      106
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      120      124        314          51      609
Incurred guaranteed benefits (1).     (80)    (100)        (9)           6    (183)
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $     37 $     24   $    305     $    57 $    423
                                  ======== ========   ========     ======= ========
Net
Balance at January 1, 2012....... $     22 $    106   $     49     $    17 $    194
Incurred guaranteed benefits.....        1      116         26           4      147
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       23      222         75          21      341
Incurred guaranteed benefits.....        5       44         28           2       79
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....       28      266        103          23      420
Incurred guaranteed benefits.....      131      168        133           2      434
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    159 $    434   $    236     $    25 $    854
                                  ======== ========   ========     ======= ========

--------

(1)See Note 6.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2014      2013
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,995 $  24,915
                      Balanced........    22,759    22,481
                      Bond............     4,561     4,551
                      Money Market....       150       179
                                       --------- ---------
                       Total.......... $  52,465 $  52,126
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct and assumed business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier and Other Annuities

   Two tier annuities are defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. Other annuities are defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2014                         2013
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $    62,810    $    29,474   $    62,763    $    28,934
Separate account value..................  $    51,077    $    28,347   $    50,700    $    27,738
Net amount at risk......................  $       702    $       244   $       641    $       123
Average attained age of contractholders.     65 years       63 years      64 years       62 years
Two Tier and Other Annuities
Account value...........................          N/A    $       456           N/A    $       397
Net amount at risk......................          N/A    $       153           N/A    $       123
Average attained age of contractholders.          N/A       55 years           N/A       54 years

                                                               December 31,
                                              -----------------------------------------------
                                                       2014                    2013
                                              ----------------------- -----------------------
                                              Secondary    Paid-Up    Secondary    Paid-Up
                                              Guarantees  Guarantees  Guarantees  Guarantees
                                              ----------- ----------- ----------- -----------
                                                               (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account). $     8,213 $     1,091 $     7,871 $     1,125
Net amount at risk........................... $    78,758 $     8,164 $    81,888 $     8,701
Average attained age of policyholders........    54 years    60 years    53 years    59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2014, 2013 and 2012, the Company issued $36.7 billion, $26.8 billion and $24.7 billion, respectively, and repaid $31.7 billion, $25.1 billion and $21.5 billion, respectively, of such funding

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

agreements. At December 31, 2014 and 2013, liabilities for funding agreements outstanding, which are included in PABs, were $30.3 billion and $26.0 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                            December 31,
                                       ----------------------
                                          2014        2013
                                       ----------- ----------
                                           (In millions)
                   FHLB of NY......... $       661 $      700
                   FHLB of Des Moines. $        50 $       50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2014      2013        2014          2013
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,570 $  12,770 $  15,255 (2) $  14,287 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,932 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,141 (2) $   1,118 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2014     2013     2012
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  7,022 $  6,826 $  6,622
           Less: Reinsurance recoverables.      290      301      324
                                           -------- -------- --------
          Net balance at January 1,.......    6,732    6,525    6,298
                                           -------- -------- --------
          Incurred related to:
           Current year...................    5,099    4,762    4,320
           Prior years (1)................       --     (12)     (42)
                                           -------- -------- --------
             Total incurred...............    5,099    4,750    4,278
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,228)  (3,035)  (2,626)
           Prior years....................  (1,579)  (1,508)  (1,425)
                                           -------- -------- --------
             Total paid...................  (4,807)  (4,543)  (4,051)
                                           -------- -------- --------
          Net balance at December 31,.....    7,024    6,732    6,525
           Add: Reinsurance recoverables..      286      290      301
                                           -------- -------- --------
          Balance at December 31,......... $  7,310 $  7,022 $  6,826
                                           ======== ======== ========

--------

(1)During 2014, there were no changes to claims and claim adjustment expenses associated with prior years. During 2013 and 2012, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and AD&D claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.8 billion and $83.1 billion at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $55.5 billion and $51.7 billion at December 31, 2014 and 2013, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.25% and 2.23% at December 31, 2014 and 2013, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2014      2013      2012
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  6,338  $  5,752  $  6,244
Capitalizations..................................................      424       562       632
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (104)      227      (270)
 Other expenses..................................................     (583)     (478)     (709)
                                                                  --------  --------  --------
   Total amortization............................................     (687)     (251)     (979)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................     (170)      495      (145)
Other (1)........................................................       --      (220)       --
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,905     6,338     5,752
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       78        80        97
Amortization related to:
 Other expenses..................................................       (8)      (10)      (12)
                                                                  --------  --------  --------
   Total amortization............................................       (8)      (10)      (12)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       --         8        (5)
                                                                  --------  --------  --------
Balance at December 31,..........................................       70        78        80
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  5,975  $  6,416  $  5,832
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2014     2013
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,544 $  5,990
            Group, Voluntary & Worksite Benefits.      324      333
            Corporate Benefit Funding............      106       93
            Corporate & Other....................        1       --
                                                  -------- --------
             Total............................... $  5,975 $  6,416
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                                 Years Ended December 31,
                                                 ------------------------
                                                  2014     2013    2012
                                                  ------  ------  ------
                                                    (In millions)
           DSI
           Balance at January 1,................ $  175   $  180  $  184
           Capitalization.......................     10       15      22
           Amortization.........................   (28)     (20)    (26)
           Unrealized investment gains (losses).   (35)       --      --
                                                  ------  ------  ------
           Balance at December 31,.............. $  122   $  175  $  180
                                                  ======  ======  ======
           VODA and VOCRA
           Balance at January 1,................ $  325   $  353  $  378
           Amortization.........................   (30)     (28)    (25)
                                                  ------  ------  ------
           Balance at December 31,.............. $  295   $  325  $  353
                                                  ======  ======  ======
           Accumulated amortization............. $  162   $  132  $  104
                                                  ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2015.......................... $            9 $          30
          2016.......................... $            4 $          30
          2017.......................... $            5 $          28
          2018.......................... $            5 $          26
          2019.......................... $            5 $          24

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by certain affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2014       2013       2012
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  20,963  $  20,290  $  19,821
Reinsurance assumed...........................................     1,673      1,469      1,350
Reinsurance ceded.............................................    (1,252)    (1,284)    (1,291)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,384  $  20,475  $  19,880
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,029  $   2,913  $   2,763
Reinsurance assumed...........................................        48         41         39
Reinsurance ceded.............................................      (611)      (591)      (563)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,466  $   2,363  $   2,239
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $   1,040  $     970  $     887
Reinsurance assumed...........................................         2         (2)        (6)
Reinsurance ceded.............................................       766        731        849
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,808  $   1,699  $   1,730
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  23,978  $  23,305  $  22,677
Reinsurance assumed...........................................     1,416      1,225      1,208
Reinsurance ceded.............................................    (1,539)    (1,498)    (1,616)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  23,855  $  23,032  $  22,269
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,227  $   2,322  $   2,455
Reinsurance assumed...........................................        35         35         33
Reinsurance ceded.............................................       (88)      (104)       (98)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,174  $   2,253  $   2,390
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,132  $   5,028  $   5,328
Reinsurance assumed...........................................       399        427        479
Reinsurance ceded.............................................       540        533        587
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,071  $   5,988  $   6,394
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                              ----------------------------------------------------------------------------------
                                                2014                                      2013
                              ----------------------------------------- ----------------------------------------
                                                                Total                                    Total
                                                               Balance                                  Balance
                                Direct    Assumed    Ceded      Sheet     Direct   Assumed    Ceded      Sheet
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
                                                                (In millions)
Assets
Premiums, reinsurance and
 other receivables........... $    1,711 $     649 $  21,079  $  23,439 $    1,700 $    527 $  21,410  $  23,637
Deferred policy acquisition
 costs and value of business
 acquired....................      6,002       391      (418)     5,975      6,567      330      (481)     6,416
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total assets............... $    7,713 $   1,040 $  20,661  $  29,414 $    8,267 $    857 $  20,929  $  30,053
                              ========== ========= =========  ========= ========== ======== =========  =========
Liabilities
Future policy benefits....... $  115,143 $   2,259 $      --  $ 117,402 $  110,072 $  1,891 $      --  $ 111,963
Policyholder account
 balances....................     95,601       301        --     95,902     92,246      252        --     92,498
Other policy-related
 balances....................      5,353       455        32      5,840      5,416      294       (39)     5,671
Other liabilities............     10,350     7,020    16,077     33,447      8,690    7,046    16,444     32,180
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total liabilities.......... $  226,447 $  10,035 $  16,109  $ 252,591 $  216,424 $  9,483 $  16,405  $ 242,312
                              ========== ========= =========  ========= ========== ======== =========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion at both December 31, 2014 and 2013. The deposit liabilities on reinsurance were $6.8 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2014    2013     2012
                                                             ------  ------  --------
                                                                   (In millions)
Premiums
Reinsurance assumed......................................... $  681  $  451  $    319
Reinsurance ceded...........................................    (36)    (45)      (54)
                                                             ------  ------  --------
 Net premiums............................................... $  645  $  406  $    265
                                                             ======  ======  ========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $   48  $   40  $     39
Reinsurance ceded...........................................   (240)   (221)     (216)
                                                             ------  ------  --------
 Net universal life and investment-type product policy fees. $ (192) $ (181) $   (177)
                                                             ======  ======  ========
Other revenues
Reinsurance assumed......................................... $    2  $   (2) $     (6)
Reinsurance ceded...........................................    713     675       790
                                                             ------  ------  --------
 Net other revenues......................................... $  715  $  673  $    784
                                                             ======  ======  ========
Policyholder benefits and claims
Reinsurance assumed......................................... $  623  $  402  $    334
Reinsurance ceded...........................................   (197)   (144)     (177)
                                                             ------  ------  --------
 Net policyholder benefits and claims....................... $  426  $  258  $    157
                                                             ======  ======  ========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $   33  $   31  $     30
Reinsurance ceded...........................................    (88)   (102)      (98)
                                                             ------  ------  --------
 Net interest credited to policyholder account balances..... $  (55) $  (71) $    (68)
                                                             ======  ======  ========
Other expenses
Reinsurance assumed......................................... $  298  $  326  $    357
Reinsurance ceded...........................................    680     653       789
                                                             ------  ------  --------
 Net other expenses......................................... $  978  $  979  $  1,146
                                                             ======  ======  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2014                2013
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    257 $  15,453  $    109 $  15,748
Deferred policy acquisition costs and value of business
  acquired..............................................      370      (231)      309      (273)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    627 $  15,222  $    418 $  15,475
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,146 $      --  $    761 $      --
Policyholder account balances...........................      288        --       239        --
Other policy-related balances...........................      264        32        67       (39)
Other liabilities.......................................    6,610    13,545     6,606    14,044
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,308 $  13,577  $  7,673 $  14,005
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by $20 million and ($11) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($39) million, $40 million and ($9) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $657 million and ($62) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivatives were $497 million, ($1.7) billion and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.1 billion and $709 million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivative were ($389) million, $664 million and $135 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services (the "Department of Financial Services") approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

    . Effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million, in future policy benefits of $128 million and in cash and cash equivalents and total investments of $494 million received from MICC.

    . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

    . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

    . Effective November 1, 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million and in cash and cash equivalents paid to First MetLife of $218 million.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.2 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion and $11.8 billion at December 31, 2014 and 2013, respectively. The deposit liabilities on affiliated reinsurance were $6.7 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                       December 31,
                                                                                   --------------------
                                                                                      2014       2013
                                                                                   ---------  ---------
                                                                                       (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  41,667  $  42,076
Other policy-related balances.....................................................       265        298
Policyholder dividends payable....................................................       461        456
Policyholder dividend obligation..................................................     3,155      1,771
Current income tax payable........................................................         1         18
Other liabilities.................................................................       646        582
                                                                                   ---------  ---------
   Total closed block liabilities.................................................    46,195     45,201
                                                                                   ---------  ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    29,199     28,374
 Equity securities available-for-sale, at estimated fair value....................        91         86
 Mortgage loans...................................................................     6,076      6,155
 Policy loans.....................................................................     4,646      4,669
 Real estate and real estate joint ventures.......................................       666        492
 Other invested assets............................................................     1,065        814
                                                                                   ---------  ---------
   Total investments..............................................................    41,743     40,590
Cash and cash equivalents.........................................................       227        238
Accrued investment income.........................................................       477        477
Premiums, reinsurance and other receivables.......................................        67         98
Deferred income tax assets........................................................       289        293
                                                                                   ---------  ---------
   Total assets designated to the closed block....................................    42,803     41,696
                                                                                   ---------  ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,392      3,505
                                                                                   ---------  ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     2,291      1,502
 Unrealized gains (losses) on derivatives, net of income tax......................        28         (3)
 Allocated to policyholder dividend obligation, net of income tax.................    (2,051)    (1,151)
                                                                                   ---------  ---------
   Total amounts included in AOCI.................................................       268        348
                                                                                   ---------  ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,660  $   3,853
                                                                                   =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                Years Ended December 31,
                                                               ---------------------------
                                                                 2014     2013      2012
                                                               -------- --------  --------
                                                                      (In millions)
Balance at January 1,......................................... $  1,771 $  3,828  $  2,919
Change in unrealized investment and derivative gains (losses).    1,384   (2,057)      909
                                                               -------- --------  --------
Balance at December 31,....................................... $  3,155 $  1,771  $  3,828
                                                               ======== ========  ========

  Information regarding the closed block revenues and expenses was as follows:

                                                                               Years Ended December 31,
                                                                               ---------------------
                                                                                2014     2013    2012
                                                                               ------   ------  ------
                                                                                   (In millions)
Revenues
Premiums...................................................................... $1,918   $1,987  $2,139
Net investment income.........................................................  2,093    2,130   2,188
Net investment gains (losses).................................................      7       25      61
Net derivative gains (losses).................................................     20       (6)    (12)
                                                                               ------   ------  ------
 Total revenues...............................................................  4,038    4,136   4,376
                                                                               ------   ------  ------
Expenses
Policyholder benefits and claims..............................................  2,598    2,702   2,783
Policyholder dividends........................................................    988      979   1,072
Other expenses................................................................    155      165     179
                                                                               ------   ------  ------
 Total expenses...............................................................  3,741    3,846   4,034
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    297      290     342
Provision for income tax expense (benefit)....................................    104      101     120
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit) from
  continuing operations.......................................................    193      189     222
Revenues, net of expenses and provision for income tax expense (benefit) from
  discontinued operations.....................................................     --       --      10
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  193   $  189  $  232
                                                                               ======   ======  ======

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                          December 31, 2014                                 December 31, 2013
                           ------------------------------------------------ -------------------------------------------------
                                           Gross Unrealized                                 Gross Unrealized
                            Cost or   -------------------------- Estimated   Cost or   --------------------------  Estimated
                           Amortized            Temporary  OTTI    Fair     Amortized            Temporary  OTTI     Fair
                             Cost       Gains    Losses   Losses   Value      Cost       Gains    Losses   Losses    Value
                           ---------- --------- --------- ------ ---------- ---------- --------- --------- ------  ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate............ $   59,532 $   6,246 $    421  $  --  $   65,357 $   60,244 $   4,678 $     693 $   --  $   64,229
U.S. Treasury and agency..     34,391     4,698       19     --      39,070     29,508     1,730       694     --      30,544
Foreign corporate.........     28,395     1,934      511     --      29,818     27,082     1,959       285     --      28,756
RMBS......................     26,893     1,493      157     66      28,163     24,119     1,109       368    150      24,710
ABS (1)...................      8,206       102       82     --       8,226      7,789       151       117     (1)      7,824
CMBS......................      7,705       241       33     --       7,913      8,203       262        89     --       8,376
State and political
 subdivision..............      5,329     1,197        6     --       6,520      5,386       467        76     --       5,777
Foreign government........      3,153       761       70     --       3,844      3,040       597       107     --       3,530
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total fixed maturity
  securities.............. $  173,604 $  16,672 $  1,299  $  66  $  188,911 $  165,371 $  10,953 $   2,429 $  149  $  173,746
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========
Equity securities
Common stock.............. $    1,236 $     142 $     26  $  --  $    1,352 $    1,070 $      97 $       3 $   --  $    1,164
Non-redeemable preferred
 stock....................        690        53       30     --         713        743        62        77     --         728
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total equity securities.. $    1,926 $     195 $     56  $  --  $    2,065 $    1,813 $     159 $      80 $   --  $    1,892
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $6 million and $38 million with unrealized gains (losses) of $5 million and $12 million at December 31, 2014 and 2013, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $  5,841  $  5,902  $  6,411  $  6,516
Due after one year through five years......   36,600    38,115    34,696    36,556
Due after five years through ten years.....   39,257    41,519    35,725    38,347
Due after ten years........................   49,102    59,073    48,428    51,417
                                            --------  --------  --------  --------
   Subtotal................................  130,800   144,609   125,260   132,836
Structured securities (RMBS, ABS and CMBS).   42,804    44,302    40,111    40,910
                                            --------  --------  --------  --------
   Total fixed maturity securities......... $173,604  $188,911  $165,371  $173,746
                                            ========  ========  ========  ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2014                         December 31, 2013
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,950   $  260   $  2,251    $  161   $   8,512  $    426  $  1,948    $  267
U.S. Treasury and agency.........     3,933        6        982        13      10,077       687        33         7
Foreign corporate................     7,052      397      1,165       114       4,217       176       952       109
RMBS.............................     3,141       63      1,900       160       8,194       291     1,675       227
ABS..............................     3,147       45        732        37       1,701        28       530        88
CMBS.............................       772       20        461        13       2,022        74       221        15
State and political subdivision..        26       --         76         6         737        44        92        32
Foreign government...............       327       32        265        38         763        94        54        13
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total fixed maturity
   securities.................... $  27,348   $  823   $  7,832    $  542   $  36,223  $  1,820  $  5,505    $  758
                                  =========   ======   ========    ======   =========  ========  ========    ======
Equity securities
Common stock..................... $      98   $   26   $      1    $   --   $      37  $      3  $     --    $   --
Non-redeemable preferred
 stock...........................        32       --        139        30         222        41       125        36
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total equity securities........ $     130   $   26   $    140    $   30   $     259  $     44  $    125    $   36
                                  =========   ======   ========    ======   =========  ========  ========    ======
Total number of securities in an
 unrealized loss position........     1,997                 642                 2,211                 469
                                  =========            ========             =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

 . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

 . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

 . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

 . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $1.2 billion during the year ended December 31, 2014 from $2.6 billion to $1.4 billion. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads.

    At December 31, 2014, $67 million of the total $1.4 billion of gross unrealized losses were from 27 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $24 million, or 36%, were related to gross unrealized losses on 12 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $43 million, or 64%, were related to gross unrealized losses on 15 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $24 million during the year ended December 31, 2014 from $80 million to $56 million. Of the $56 million, $23 million were from six equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 26% were rated A or better.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                      December 31,
                                                     ----------------------------------------------
                                                              2014                    2013
                                                     ---------------------  -----------------------
                                                       Carrying     % of      Carrying
                                                         Value      Total       Value     % of Total
                                                     ------------- -------  ------------- ----------
                                                     (In millions)          (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  32,482     66.2%    $  33,072       71.9%
 Agricultural.......................................      11,033      22.5       11,025        24.0
 Residential........................................       5,494      11.2        1,858         4.0
                                                       ---------   -------    ---------    --------
   Subtotal (1).....................................      49,009      99.9       45,955        99.9
 Valuation allowances...............................        (258)    (0.5)         (272)      (0.6)
                                                       ---------   -------    ---------    --------
   Subtotal mortgage loans held-for-investment, net.      48,751      99.4       45,683        99.3
 Residential -- FVO.................................         308       0.6          338         0.7
                                                       ---------   -------    ---------    --------
   Total mortgage loans held-for-investment, net....      49,059     100.0       46,021       100.0
 Mortgage loans held-for-sale.......................          --        --            3          --
                                                       ---------   -------    ---------    --------
   Total mortgage loans, net........................   $  49,059     100.0%   $  46,024       100.0%
                                                       =========   =======    =========    ========

--------

(1)Purchases of mortgage loans were $4.7 billion and $2.2 billion for the years ended December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   Mortgage loans held-for-investment by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                                      Evaluated Collectively
                                Evaluated Individually for Credit Losses                for Credit Losses      Impaired Loans
                   ------------------------------------------------------------------ ---------------------  -------------------
                      Impaired Loans with a Valuation      Impaired Loans without a
                                 Allowance                    Valuation Allowance
                   -------------------------------------- ---------------------------
                                                                                                                       Average
                   Unpaid Principal  Recorded  Valuation  Unpaid Principal  Recorded   Recorded   Valuation  Carrying  Recorded
                       Balance      Investment Allowances     Balance      Investment Investment  Allowances  Value   Investment
                   ---------------- ---------- ---------- ---------------- ---------- ----------  ---------- -------- ----------
                                                                  (In millions)
December 31, 2014
Commercial........      $   75        $   75     $  24         $   84        $   84   $  32,323     $  158    $  135    $  298
Agricultural......          47            45         2             14            13      10,975         33        56        76
Residential.......          --            --        --             40            37       5,457         41        37        17
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  122        $  120     $  26         $  138        $  134   $  48,755     $  232    $  228    $  391
                        ======        ======     =====         ======        ======   =========     ======    ======    ======
December 31, 2013
Commercial........      $  173        $  169     $  49         $  247        $  246   $  32,657     $  164    $  366    $  430
Agricultural......          64            62         7             35            34      10,929         33        89       151
Residential.......          --            --        --              5             4       1,854         19         4         2
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  237        $  231     $  56         $  287        $  284   $  45,440     $  216    $  459    $  583
                        ======        ======     =====         ======        ======   =========     ======    ======    ======

   The average recorded investment for commercial, agricultural and residential mortgage loans was $384 million, $201 million and $0, respectively, for the year ended December 31, 2012.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial Agricultural Residential  Total
                                  ---------- ------------ ----------- --------
                                                 (In millions)
  Balance at January 1, 2012.....  $    318    $    75      $    --   $    393
  Provision (release)............      (50)          2           --       (48)
  Charge-offs, net of recoveries.      (12)       (24)           --       (36)
  Transfers to held-for-sale.....        --        (5)           --        (5)
                                   --------    -------      -------   --------
  Balance at December 31, 2012...       256         48           --        304
  Provision (release)............      (43)          3           19       (21)
  Charge-offs, net of recoveries.        --       (11)           --       (11)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2013...       213         40           19        272
  Provision (release)............       (8)        (4)           27         15
  Charge-offs, net of recoveries.      (23)        (1)          (5)       (29)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2014...  $    182    $    35      $    41   $    258
                                   ========    =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows at:

                                     Recorded Investment
                       ------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                       -------------------------------           % of       Fair      % of
                        > 1.20x  1.00x - 1.20x < 1.00x   Total   Total      Value     Total
                       --------- ------------- ------- --------- ------ ------------- ------
                                     (In millions)                      (In millions)
December 31, 2014
Loan-to-value ratios:
Less than 65%......... $  26,810   $    746    $  761  $  28,317  87.2%   $  29,860    87.7%
65% to 75%............     2,783        391        86      3,260   10.0       3,322      9.8
76% to 80%............       109         --         8        117    0.4         121      0.3
Greater than 80%......       384        256       148        788    2.4         736      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,086   $  1,393    $1,003  $  32,482 100.0%   $  34,039   100.0%
                       =========   ========    ======  ========= ======   =========   ======
December 31, 2013
Loan-to-value ratios:
Less than 65%......... $  24,585   $    476    $  596  $  25,657  77.6%   $  26,900    78.4%
65% to 75%............     5,219        438       104      5,761   17.4       5,852     17.1
76% to 80%............       444        157       189        790    2.4         776      2.3
Greater than 80%......       583        205        76        864    2.6         769      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,831   $  1,276    $  965  $  33,072 100.0%   $  34,297   100.0%
                       =========   ========    ======  ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2014                   2013
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,462      94.8%   $  10,165      92.2%
      65% to 75%............         469        4.2         659        6.0
      76% to 80%............          17        0.2          84        0.8
      Greater than 80%......          85        0.8         117        1.0
                               ---------   --------   ---------   --------
       Total................   $  11,033     100.0%   $  11,025     100.0%
                               =========   ========   =========   ========

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.4 billion and $11.3 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment were as follows at:

                                              December 31,
                              ---------------------------------------------
                                      2014                   2013
                              -------------------- ------------------------
                                Recorded    % of     Recorded
                               Investment   Total   Investment   % of Total
                              ------------- ------ ------------- ----------
                              (In millions)        (In millions)
     Performance indicators:
     Performing..............   $  5,345     97.3%   $  1,812        97.5%
     Nonperforming...........        149       2.7         46          2.5
                                --------    ------   --------     --------
      Total..................   $  5,494    100.0%   $  1,858       100.0%
                                ========    ======   ========     ========

   The estimated fair value of residential mortgage loans held-for-investment was $5.6 billion and $1.8 billion at December 31, 2014 and 2013, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --             $  --            $   75            $  169
Agricultural.           1                44                41                47
Residential..         149                46               149                46
                   ------             -----            ------            ------
 Total.......      $  150             $  90            $  265            $  262
                   ======             =====            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2014 and 2013, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged and direct financing leases.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                                December 31,
                                                   ---------------------------------------
                                                          2014                2013
                                                   ------------------- -------------------
                                                              Direct              Direct
                                                   Leveraged Financing Leveraged Financing
                                                    Leases    Leases    Leases    Leases
                                                   --------- --------- --------- ---------
                                                                (In millions)
Rental receivables, net........................... $  1,320   $  406   $  1,393   $  413
Estimated residual values.........................      827       57        853       52
                                                   --------   ------   --------   ------
   Subtotal.......................................    2,147      463      2,246      465
Unearned income...................................    (686)    (178)      (742)    (177)
                                                   --------   ------   --------   ------
   Investment in leases, net of non-recourse debt. $  1,461   $  285   $  1,504   $  288
                                                   ========   ======   ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 22 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.4 billion at December 31, 2014 and 2013, respectively.

   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                        Years Ended December 31,
                                       -----------------------------------------------------------
                                              2014                2013                2012
                                       ------------------- ------------------- -------------------
                                                  Direct              Direct              Direct
                                       Leveraged Financing Leveraged Financing Leveraged Financing
                                        Leases    Leases    Leases    Leases    Leases    Leases
                                       --------- --------- --------- --------- --------- ---------
                                                              (In millions)
Income from investment in leases......  $   51    $   19    $   60    $   17    $   34    $   15
Less: Income tax expense on leases....      18         7        21         6        12         5
                                        ------    ------    ------    ------    ------    ------
   Investment income after income tax.  $   33    $   12    $   39    $   11    $   22    $   10
                                        ======    ======    ======    ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $790 million at December 31, 2014 and 2013, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2014      2013     2012
                                                                        --------- -------- ---------
                                                                               (In millions)
Fixed maturity securities.............................................. $  15,374 $  8,521 $  19,120
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (66)    (149)     (256)
                                                                        --------- -------- ---------
 Total fixed maturity securities.......................................    15,308    8,372    18,864
Equity securities......................................................       173       83      (13)
Derivatives............................................................     1,649      361     1,052
Short-term investments.................................................        --       --       (2)
Other..................................................................        87        5        18
                                                                        --------- -------- ---------
 Subtotal..............................................................    17,217    8,821    19,919
                                                                        --------- -------- ---------
Amounts allocated from:
 Future policy benefits................................................   (1,964)    (610)   (5,120)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................       (3)        5        12
 DAC, VOBA and DSI.....................................................     (918)    (721)   (1,231)
 Policyholder dividend obligation......................................   (3,155)  (1,771)   (3,828)
                                                                        --------- -------- ---------
   Subtotal............................................................   (6,040)  (3,097)  (10,167)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................        25       51        86
Deferred income tax benefit (expense)..................................   (3,928)  (2,070)   (3,498)
                                                                        --------- -------- ---------
     Net unrealized investment gains (losses)..........................     7,274    3,705     6,340
     Net unrealized investment gains (losses) attributable to
       noncontrolling interests........................................       (1)      (1)       (1)
                                                                        --------- -------- ---------
       Net unrealized investment gains (losses) attributable to
         Metropolitan Life Insurance Company........................... $   7,273 $  3,704 $   6,339
                                                                        ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                              2014           2013
                                                         ------------- --------------
                                                                (In millions)
Balance at January 1,................................... $       (149) $        (256)
Noncredit OTTI losses and subsequent changes recognized.            10             47
Securities sold with previous noncredit OTTI loss.......            41            114
Subsequent changes in estimated fair value..............            32           (54)
                                                         ------------- --------------
Balance at December 31,................................. $        (66) $        (149)
                                                         ============= ==============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                         --------------------------------
                                                                            2014       2013       2012
                                                                         ---------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $    3,704 $    6,339 $    4,868
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................         83        107        266
Unrealized investment gains (losses) during the year....................      8,313   (11,205)      4,679
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................    (1,354)      4,510    (1,625)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        (8)        (7)       (21)
 DAC, VOBA and DSI......................................................      (197)        510      (129)
 Policyholder dividend obligation.......................................    (1,384)      2,057      (909)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI............................................       (26)       (35)       (86)
 Deferred income tax benefit (expense)..................................    (1,858)      1,428      (704)
                                                                         ---------- ---------- ----------
Net unrealized investment gains (losses)................................      7,273      3,704      6,339
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --         --
                                                                         ---------- ---------- ----------
Balance at December 31,................................................. $    7,273 $    3,704 $    6,339
                                                                         ========== ========== ==========
   Change in net unrealized investment gains (losses)................... $    3,569 $  (2,635) $    1,471
   Change in net unrealized investment gains (losses) attributable to
     noncontrolling interests...........................................         --         --         --
                                                                         ---------- ---------- ----------
     Change in net unrealized investment gains (losses) attributable
       to Metropolitan Life Insurance Company........................... $    3,569 $  (2,635) $    1,471
                                                                         ========== ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2014 and 2013.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2014        2013
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    19,099 $    18,829
 Estimated fair value.................................. $    21,185 $    19,153
Cash collateral on deposit from counterparties (2)..... $    21,635 $    19,673
Security collateral on deposit from counterparties (3). $        19 $        --
Reinvestment portfolio -- estimated fair value......... $    22,046 $    19,822

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2014        2013
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,421 $     1,338
Invested assets pledged as collateral (1)...................      20,712      19,555
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    22,133 $    20,893
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for information regarding securities on loan and Note 7 for information regarding investments designated to the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                   -------------------------
                                                       2014         2013
                                                   ------------ ------------
                                                         (In millions)
   Outstanding principal and interest balance (1). $      4,614 $      4,653
   Carrying value (2)............................. $      3,651 $      3,601

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       -----------------------
                                                          2014         2013
                                                       ----------  ------------
                                                            (In millions)
 Contractually required payments (including interest). $      820  $      1,612
 Cash flows expected to be collected (1).............. $      644  $      1,248
 Fair value of investments acquired................... $      433  $        841

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      -------------------------
                                                          2014         2013
                                                      ------------ ------------
                                                            (In millions)
 Accretable yield, January 1,........................ $      2,431 $      2,357
 Investments purchased...............................          211          407
 Accretion recognized in earnings....................        (217)        (236)
 Disposals...........................................         (47)        (144)
 Reclassification (to) from nonaccretable difference.        (495)           47
                                                      ------------ ------------
 Accretable yield, December 31,...................... $      1,883 $      2,431
                                                      ============ ============

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $9.9 billion at December 31, 2014. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2014. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for one of the three most recent annual periods:
2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2014, 2013 and 2012. Aggregate total assets of these entities totaled $351.0 billion and $280.7 billion at December 31, 2014 and 2013, respectively. Aggregate total liabilities of these entities totaled $32.1 billion and $23.5 billion at December 31, 2014 and 2013, respectively. Aggregate net income (loss) of these entities totaled $33.7 billion, $25.0 billion and $16.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                             December 31,
                                                                ---------------------------------------
                                                                       2014                2013
                                                                ------------------ --------------------
                                                                Total     Total     Total      Total
                                                                Assets Liabilities  Assets  Liabilities
                                                                ------ ----------- -------- -----------
                                                                             (In millions)
Fixed maturity securities (1).................................. $  163   $   78    $    159   $   80
Other invested assets..........................................     59       --          82        7
Other limited partnership interests............................     37       --          61       --
CSEs (assets (primarily securities) and liabilities (primarily
  debt)) (2)...................................................     16       15          23       22
Real estate joint ventures (3).................................      9       15       1,181      443
                                                                ------   ------    --------   ------
 Total......................................................... $  284   $  108    $  1,506   $  552
                                                                ======   ======    ========   ======

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for both the years ended
   December 31, 2014 and 2013 and was $1 million for the year ended
   December 31, 2012.

(2)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2014 and 2013. The long-term debt bears interest primarily at variable rates, payable on a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million, $3 million and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(3)At December 31, 2013, the Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013 (the "MetLife Core Property Fund"), which represented the majority of the balances at December 31, 2013. As a result of the quarterly reassessment in the first quarter of 2014, the Company no longer consolidated the MetLife Core Property Fund, effective March 31, 2014, based on the terms of the revised partnership agreement. The Company accounts for its retained interest in the real estate fund under the equity method. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2014                  2013
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $  44,302  $  44,302  $  40,910  $  40,910
 U.S. and foreign corporate.....................     1,919      1,919      2,251      2,251
Other limited partnership interests.............     3,722      4,833      3,168      4,273
Other invested assets...........................     1,683      2,003      1,498      1,852
Real estate joint ventures......................        52         74         31         31
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  51,678  $  53,131  $  47,858  $  49,317
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   commitments, reduced by income tax credits guaranteed by third parties of $212 million and $257 million at December 31, 2014 and 2013, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

Net Investment Income

  The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2014     2013    2012
                                                                      -------  ------- -------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................... $ 8,260  $ 8,279 $ 8,295
 Equity securities...................................................      86       78      68
 Trading and FVO securities--Actively Traded and FVO general account
   securities (1)....................................................      23       43      77
 Mortgage loans......................................................   2,378    2,405   2,528
 Policy loans........................................................     448      440     451
 Real estate and real estate joint ventures..........................     725      699     593
 Other limited partnership interests.................................     721      633     555
 Cash, cash equivalents and short-term investments...................      26       32      19
 Operating joint ventures............................................       2      (4)     (2)
 Other...............................................................      61       21       7
                                                                      -------  ------- -------
   Subtotal..........................................................  12,730   12,626  12,591
 Less: Investment expenses...........................................     838      844     743
                                                                      -------  ------- -------
   Subtotal, net.....................................................  11,892   11,782  11,848
                                                                      -------  ------- -------
FVO CSEs--interest income:
 Securities..........................................................       1        3       4
                                                                      -------  ------- -------
   Subtotal..........................................................       1        3       4
                                                                      -------  ------- -------
     Net investment income........................................... $11,893  $11,785 $11,852
                                                                      =======  ======= =======

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($14) million, $4 million and $44 million for the years ended
   December 31, 2014, 2013 and 2012, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                              Years Ended December 31,
                                                                            --------------------------
                                                                             2014     2013     2012
                                                                            -------  ------  --------
                                                                                 (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.............................................................. $   (6)  $ (12)  $   (19)
     Utility...............................................................      --    (48)      (29)
     Finance...............................................................      --     (4)      (21)
     Communications........................................................      --     (2)      (18)
     Industrial............................................................      --      --       (4)
     Transportation........................................................      --      --       (1)
                                                                            -------  ------  --------
       Total U.S. and foreign corporate securities.........................     (6)    (66)      (92)
   RMBS....................................................................    (20)    (62)      (70)
   CMBS....................................................................      --      --      (28)
   ABS.....................................................................      --      --       (2)
                                                                            -------  ------  --------
       OTTI losses on fixed maturity securities recognized in earnings.....    (26)   (128)     (192)
 Fixed maturity securities -- net gains (losses) on sales and disposals....    (99)     177        16
                                                                            -------  ------  --------
   Total gains (losses) on fixed maturity securities.......................   (125)      49     (176)
                                                                            -------  ------  --------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock..........................................    (16)    (17)        --
   Common stock............................................................     (5)     (2)       (7)
                                                                            -------  ------  --------
       OTTI losses on equity securities recognized in earnings.............    (21)    (19)       (7)
 Equity securities -- net gains (losses) on sales and disposals............      42       6        15
                                                                            -------  ------  --------
   Total gains (losses) on equity securities...............................      21    (13)         8
                                                                            -------  ------  --------
 Trading and FVO securities -- FVO general account securities..............       1      11        11
 Mortgage loans............................................................    (36)      31        84
 Real estate and real estate joint ventures................................     252    (15)      (27)
 Other limited partnership interests.......................................    (69)    (41)      (35)
 Other investment portfolio gains (losses).................................   (108)       5     (192)
                                                                            -------  ------  --------
     Subtotal -- investment portfolio gains (losses).......................    (64)      27     (327)
                                                                            -------  ------  --------
FVO CSEs:
 Securities................................................................      --       2        --
 Long-term debt -- related to securities...................................     (1)     (2)       (7)
Non-investment portfolio gains (losses)....................................     208      21         4
                                                                            -------  ------  --------
     Subtotal FVO CSEs and non-investment portfolio gains (losses).........     207      21       (3)
                                                                            -------  ------  --------
       Total net investment gains (losses)................................. $   143  $   48  $  (330)
                                                                            =======  ======  ========

   See "-- Variable Interest Entities" for discussion of CSEs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $132 million, less than $1 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           Years Ended December 31,
                                -----------------------------------------------
                                  2014     2013     2012    2014   2013   2012
                                -------- -------- -------- ------ ------ ------
                                Fixed Maturity Securities   Equity Securities
                                -------------------------- --------------------
                                                 (In millions)
Proceeds....................... $ 44,906 $ 45,538 $ 29,472 $  128 $  144 $  126
                                ======== ======== ======== ====== ====== ======
Gross investment gains......... $    260 $    556 $    327 $   46 $   25 $   23
Gross investment losses........    (359)    (379)    (311)    (4)   (19)    (8)
OTTI losses (1)................     (26)    (128)    (192)   (21)   (19)    (7)
                                -------- -------- -------- ------ ------ ------
 Net investment gains (losses). $  (125) $     49 $  (176) $   21 $ (13) $    8
                                ======== ======== ======== ====== ====== ======

--------

(1)OTTI losses recognized in earnings include noncredit-related impairment losses of $0, $13 million and $67 million for the years ended December 31, 2014, 2013 and 2012, respectively, on (i) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position, and (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                          Years Ended December 31,
                                                                        -----------------------------
                                                                             2014           2013
                                                                        -------------- --------------
                                                                                (In millions)
Balance at January 1,.................................................. $          277 $          285
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not
   previously impaired.................................................              1              4
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired.................................................             15             54
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously
   impaired as credit loss OTTI........................................           (30)           (65)
 Securities impaired to net present value of expected future cash
   flows...............................................................             --             --
 Increases in cash flows -- accretion of previous credit loss OTTI.....             --            (1)
                                                                        -------------- --------------
Balance at December 31,................................................ $          263 $          277
                                                                        ============== ==============

 Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -----------------------
                                                                      2014      2013    2012
                                                                     -------  -------- ------
                                                                          (In millions)
Estimated fair value of invested assets transferred to affiliates... $    97  $    781 $    4
Amortized cost of invested assets transferred to affiliates......... $    89  $    688 $    4
Net investment gains (losses) recognized on transfers............... $     8  $     93 $   --
Estimated fair value of invested assets transferred from affiliates. $   882  $    882 $   --

  Prior to the Mergers, certain related party investment transactions were consummated as summarized below. See Note 6 for additional information on the Mergers.

.. The Company had a loan outstanding to Exeter, an affiliate, totaling $75 million at December 31, 2013, which was included in other invested assets. MetLife USA assumed the loan upon the consummation of the Mergers in November 2014 and, subsequently, the loan matured on December 30, 2014. Net investment income from this loan was $5 million for each of the years ended December 31, 2014, 2013 and 2012.

.. In July 2014, the Company purchased from other affiliates additional affiliated loans (having an unpaid principal balance of $400 million) at estimated fair value of $437 million, which are included in other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  invested assets and in the table above. The unpaid principal balances on these acquired loans, which bear interest at fixed rates payable semiannually are due as follows: $295 million due July 15, 2021 at 5.64% and $105 million due December 16, 2021 at 5.86%.

.. In 2013, Metropolitan Life Insurance Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above.

  In December 2014, American Life Insurance Company, an affiliate, issued a surplus note to the Company, which was included in other invested assets, totaling $100 million. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020.

  The Company has affiliated loans outstanding to MetLife, Inc., which are included in other invested assets, totaling $2.0 billion and $1.5 billion at December 31, 2014 and 2013, respectively. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these affiliated loans, and the $400 million of affiliated loans acquired in July 2014 described above, was $92 million, $90 million and $93 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company purchased from MetLife Bank, National Association, $1.5 billion and $1.3 billion of fixed maturity securities and mortgage loans, respectively, at estimated fair value, for cash during the year ended December 31, 2012.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $179 million, $172 million and $158 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2014, 2013 and 2012.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, forwards and futures.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

 assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             --------------------------------------------------------------
                                                                          2014                           2013
                                                             ------------------------------ -------------------------------
                                                                       Estimated Fair Value            Estimated Fair Value
                                                                       --------------------            --------------------
                                                              Gross                           Gross
                                                             Notional                        Notional
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  --------- -------- ----------- ---------- -------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $   5,632 $  2,031    $     18 $    5,940 $  1,277    $     68
  Foreign currency swaps.. Foreign currency exchange rate...     2,709       65         101      2,591      252         122
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................        8,341    2,096         119      8,531    1,529         190
                                                             --------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................     2,191      447          --      2,584       77         109
  Interest rate forwards.. Interest rate....................        70       18          --        205        3           3
  Foreign currency swaps.. Foreign currency exchange rate...    14,895      501         614     10,560      374         500
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................       17,156      966         614     13,349      454         612
                                                             --------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................        25,497    3,062         733     21,880    1,983         802
                                                             --------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................    56,394    2,213       1,072     59,022    1,320         732
Interest rate floors...... Interest rate....................    36,141      319         108     38,220      323         234
Interest rate caps........ Interest rate....................    41,227      134           1     29,809      141          --
Interest rate futures..... Interest rate....................        70       --          --        105       --          --
Interest rate options..... Interest rate....................     6,399      379          15      4,849      120           8
Synthetic GICs............ Interest rate....................     4,298       --          --      4,409       --          --
Foreign currency swaps.... Foreign currency exchange rate...     8,774      359         176      7,267       79         492
Foreign currency forwards. Foreign currency exchange rate...     3,985       92          80      4,261       44          32
Credit default
 swaps -- purchased....... Credit...........................       857        8          11      1,506        7          21
Credit default swaps --
 written.................. Credit...........................     7,419      130           5      6,600      124           1
Equity futures............ Equity market....................       954       10          --         --       --          --
Equity index options...... Equity market....................     7,698      328         352      1,147       --          --
Equity variance swaps..... Equity market....................     5,678       60         146         --       --          --
TRRs...................... Equity market....................       911       10          33         --       --          --
                                                             --------- --------    -------- ---------- --------    --------
   Total non-designated or non-qualifying derivatives....      180,805    4,042       1,999    157,195    2,158       1,520
                                                             --------- --------    -------- ---------- --------    --------
    Total...............................................     $ 206,302 $  7,104    $  2,732 $  179,075 $  4,141    $  2,322
                                                             ========= ========    ======== ========== ========    ========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                              -------------------------------
                                                 2014         2013      2012
                                              ----------- ------------ ------
                                                       (In millions)
  Derivatives and hedging gains (losses) (1). $     1,207 $    (1,205) $   77
  Embedded derivatives.......................       (170)          135    598
                                              ----------- ------------ ------
   Total net derivative gains (losses)....... $     1,037 $    (1,070) $  675
                                              =========== ============ ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                      Years Ended December 31,
                                                     --------------------------
                                                       2014     2013     2012
                                                     -------- -------- --------
                                                           (In millions)
Qualifying hedges:
 Net investment income.............................. $    162 $    129 $    108
 Interest credited to policyholder account balances.      106      148      146
Non-qualifying hedges:
 Net investment income..............................      (4)      (6)      (6)
 Net derivative gains (losses)......................      484      450      314
 Policyholder benefits and claims...................        8       --       --
                                                     -------- -------- --------
   Total............................................ $    756 $    721 $    562
                                                     ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                  Net          Net     Policyholder
                                               Derivative   Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2014
 Interest rate derivatives..................   $        314 $       --     $     --
 Foreign currency exchange rate derivatives.            554         --           --
 Credit derivatives -- purchased............            (2)         --           --
 Credit derivatives -- written..............            (1)         --           --
 Equity derivatives.........................             11       (10)         (10)
                                               ------------ ----------     --------
   Total....................................   $        876 $     (10)     $   (10)
                                               ============ ==========     ========
Year Ended December 31, 2013
 Interest rate derivatives..................   $    (1,753) $       --     $     --
 Foreign currency exchange rate derivatives.           (69)         --           --
 Credit derivatives -- purchased............            (6)       (14)           --
 Credit derivatives -- written..............            100          1           --
 Equity derivatives.........................             --       (22)           --
                                               ------------ ----------     --------
   Total....................................   $    (1,728) $     (35)     $     --
                                               ============ ==========     ========
Year Ended December 31, 2012
 Interest rate derivatives..................   $       (83) $       --     $     --
 Foreign currency exchange rate derivatives.          (252)         --           --
 Credit derivatives -- purchased............           (72)       (15)           --
 Credit derivatives -- written..............            105         --           --
 Equity derivatives.........................             --       (12)           --
                                               ------------ ----------     --------
   Total....................................   $      (302) $     (27)     $     --
                                               ============ ==========     ========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........  $            4   $        (1)   $           3
                           Policyholder liabilities (1).......             649          (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (11)               2
                           Foreign-denominated PABs (2).......           (283)            270            (13)
                                                                --------------   ------------   -------------
  Total.....................................................    $          383   $      (377)   $           6
                                                                ==============   ============   =============
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........  $           34   $       (33)   $           1
                           Policyholder liabilities (1).......           (800)            807               7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (12)               1
                           Foreign-denominated PABs (2).......            (98)            112              14
                                                                --------------   ------------   -------------
  Total.....................................................    $        (851)   $        874   $          23
                                                                ==============   ============   =============
Year Ended December 31, 2012
Interest rate swaps:       Fixed maturity securities..........  $            2   $        (3)   $         (1)
                           Policyholder liabilities (1).......            (72)             89              17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             (1)              1              --
                           Foreign-denominated PABs (2).......              32           (41)             (9)
                                                                --------------   ------------   -------------
  Total.....................................................    $         (39)   $         46   $           7
                                                                ==============   ============   =============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were ($14) million and $1 million for the years ended December 31, 2014 and 2012, respectively, and were not significant for the year ended December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2014 and 2013, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

  At December 31, 2014 and 2013, the balance in AOCI associated with cash flow hedges was $1.6 billion and $361 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location          Amount and Location
                            Amount of Gains          of Gains (Losses)            of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income (Loss)
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)          on Derivatives
------------------------  -------------------- ----------------------------- ---------------------------
                          (Effective Portion)       (Effective Portion)         (Ineffective Portion)
-                         -------------------- ----------------------------- ---------------------------
                                               Net Derivative Net Investment       Net Derivative
                                               Gains (Losses)     Income           Gains (Losses)
                                               -------------- -------------- ---------------------------
                                                       (In millions)
Year Ended December 31, 2014
Interest rate swaps......  $              587   $         41  $            9  $                      3
Interest rate forwards...                  34            (8)               2                        --
Foreign currency swaps...                (15)          (725)             (2)                         2
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $              606   $      (692)  $           10  $                      5
                          ==================== ============== ============== ===========================
Year Ended December 31, 2013
Interest rate swaps......  $            (511)   $         20  $            8  $                    (3)
Interest rate forwards...                (43)              1               2                        --
Foreign currency swaps...               (120)           (15)             (3)                         2
Credit forwards..........                 (3)             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (677)   $          6  $            8  $                    (1)
                          ==================== ============== ============== ===========================
Year Ended December 31, 2012
Interest rate swaps......  $             (55)   $          3  $            4  $                      1
Interest rate forwards...                 (1)             --               2                        --
Foreign currency swaps...               (187)            (7)             (5)                       (5)
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (243)   $        (4)  $            2  $                    (4)
                          ==================== ============== ============== ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $26 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

the value of all referenced credit obligations is zero, was $7.4 billion and $6.6 billion at December 31, 2014 and 2013, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2014 and 2013, the Company would have received $125 million and $123 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                      December 31,
                                   ----------------------------------------------------------------------------------
                                                     2014                                      2013
                                   ----------------------------------------- ----------------------------------------
                                   Estimated       Maximum                   Estimated      Maximum
                                   Fair Value  Amount of Future   Weighted   Fair Value Amount of Future   Weighted
                                   of Credit    Payments under    Average    of Credit   Payments under    Average
Rating Agency Designation of        Default     Credit Default    Years to    Default    Credit Default    Years to
Referenced Credit Obligations (1)    Swaps        Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
---------------------------------  ----------  ---------------- ------------ ---------- ---------------- ------------
                                          (In millions)                             (In millions)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............ $        5    $          415          2.2 $        6   $          395          2.6
   Credit default swaps
     referencing indices..........         10             1,566          2.7         20            2,089          1.6
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         15             1,981          2.6         26            2,484          1.7
                                   ----------  ----------------              ---------- ----------------
   Baa
   Single name credit default
     swaps (corporate)............         15             1,002          2.8         16              874          3.2
   Credit default swaps
     referencing indices..........         59             3,687          4.5         52            2,898          4.7
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         74             4,689          4.1         68            3,772          4.4
                                   ----------  ----------------              ---------- ----------------
   Ba
   Single name credit default
     swaps (corporate)............         --                60          3.0         --                5          3.8
   Credit default swaps
     referencing indices..........         (1)              100          2.0         --               --           --
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         (1)              160          2.4         --                5          3.8
                                   ----------  ----------------              ---------- ----------------
   B
   Single name credit default
     swaps (corporate)............         --                --           --         --               --           --
   Credit default swaps
     referencing indices..........         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
      Total....................... $      125    $        7,419          3.8 $      123   $        6,600          3.4
                                   ==========  ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.4 billion and $6.6 billion from the table above were $60 million and $70 million at December 31, 2014 and 2013, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $15 million and $10 million in gross notional amount and $1 million and $0 in fair value at December 31, 2014 and 2013, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                               December 31, 2014    December 31, 2013
                                                                              -------------------- --------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                            (In millions)
       Gross estimated fair value of derivatives:
        OTC-bilateral (1).................................................... $  6,497    $  2,092 $  4,026    $  2,232
        OTC-cleared (1)......................................................      740         682      251         117
        Exchange-traded......................................................       10          --       --          --
                                                                              --------    -------- --------    --------
          Total gross estimated fair value of derivatives (1)................    7,247       2,774    4,277       2,349
       Amounts offset on the consolidated balance sheets.....................       --          --       --          --
                                                                              --------    -------- --------    --------
       Estimated fair value of derivatives presented on the
         consolidated balance sheets (1).....................................    7,247       2,774    4,277       2,349
       Gross amounts not offset on the consolidated balance sheets:
       Gross estimated fair value of derivatives: (2)
        OTC-bilateral........................................................  (1,742)     (1,742)  (1,844)     (1,844)
        OTC-cleared..........................................................    (638)       (638)    (114)       (114)
        Exchange-traded......................................................       --          --       --          --
       Cash collateral: (3), (4)
        OTC-bilateral........................................................  (2,470)         (2)  (1,143)         (3)
        OTC-cleared..........................................................     (97)        (40)    (128)         (3)
        Exchange-traded......................................................       --          --       --          --
       Securities collateral: (5)
        OTC-bilateral........................................................  (2,161)       (333)  (1,024)       (319)
        OTC-cleared..........................................................       --         (3)       --          --
        Exchange-traded......................................................       --          --       --          --
                                                                              --------    -------- --------    --------
       Net amount after application of master netting agreements and
         collateral.......................................................... $    139    $     16 $     24    $     66
                                                                              ========    ======== ========    ========

--------

(1)At December 31, 2014 and 2013, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $143 million and $136 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $42 million and $27 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $138 million and $0 at December 31, 2014 and 2013, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2014 and 2013, the Company received excess cash collateral of $0 and $47 million, respectively, and provided excess cash collateral of $31 million and $3 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged . Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2014 and 2013, the Company received excess securities collateral with an estimated fair value of $243 million and $106 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $57 million and $25 million, respectively, for its OTC-bilateral derivatives, and $155 million and $106 million, respectively, for its OTC-cleared derivatives, and $17 million and $0 respectively, for its exchange- traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                           Estimated Fair Value of        Fair Value of Incremental
                                           Collateral Provided             Collateral Provided Upon
                                           ----------------------- ----------------------------------------
                                                                                      Downgrade in the
                                                                                    Company's Financial
                                                                     One Notch      Strength Rating to a
                              Estimated                            Downgrade in   Level that Triggers Full
                            Fair Value of                          the Company's         Overnight
                            Derivatives in                           Financial      Collateralization or
                            Net Liability  Fixed Maturity            Strength           Termination
                             Position (1)    Securities     Cash      Rating     of the Derivative Position
                            -------------- --------------   -----  ------------- --------------------------
                                                           (In millions)
December 31, 2014
Derivatives subject to
  financial strength-
  contingent provisions     $          334     $      390   $  --  $          --         $               --
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       2             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          338     $      390   $   2  $          --         $               --
                            ==============     ==========    ===== =============         ==================
December 31, 2013
Derivatives subject to
  financial strength-
  contingent provisions     $          354     $      344   $  --  $          --         $                5
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       3             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          358     $      344   $   3  $          --         $                5
                            ==============     ==========    ===== =============         ==================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                    December 31,
                                                                  ----------------
                                        Balance Sheet Location     2014     2013
                                       -------------------------- ------- --------
                                                                   (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $   657 $   (62)
  Options embedded in debt or equity
   securities......................... Investments...............   (150)    (106)
                                                                  ------- --------
   Net embedded derivatives within asset host contracts.......    $   507 $  (168)
                                                                  ======= ========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $ (548) $  (868)
  Assumed guaranteed minimum benefits. PABs......................      72       --
  Funds withheld on ceded reinsurance. Other liabilities.........   1,200      758
  Other............................... PABs......................       7        4
                                                                  ------- --------
   Net embedded derivatives within liability host contracts...    $   731 $  (106)
                                                                  ======= ========

The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                           ----------------------------------
                                               2014       2013       2012
                                           ------------ --------- -----------
                                                     (In millions)
   Net derivative gains (losses) (1), (2). $      (170) $     135 $       598

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $14 million, ($42) million and ($71) million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($9) million, $125 million and $122 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                  Level 1  Unadjusted quoted prices in active
                           markets for identical assets or
                           liabilities. The Company defines
                           active markets based on average
                           trading volume for equity securities.
                           The size of the bid/ask spread is
                           used as an indicator of market
                           activity for fixed maturity
                           securities.

                  Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                  Level 3  Unobservable inputs that are
                           supported by little or no market
                           activity and are significant to the
                           determination of estimated fair value
                           of the assets or liabilities.
                           Unobservable inputs reflect the
                           reporting entity's own assumptions
                           about the assumptions that market
                           participants would use in pricing the
                           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                              December 31, 2014
                                                              --------------------------------------------------
                                                                     Fair Value Hierarchy
                                                              ----------------------------------
                                                                                                 Total Estimated
                                                               Level 1     Level 2     Level 3     Fair Value
                                                              ---------- ------------ ---------- ---------------
                                                                                (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $     60,420 $    4,937    $     65,357
  U.S. Treasury and agency...................................     21,625       17,445         --          39,070
  Foreign corporate..........................................         --       26,227      3,591          29,818
  RMBS.......................................................         --       24,534      3,629          28,163
  ABS........................................................         --        6,734      1,492           8,226
  CMBS.......................................................         --        7,464        449           7,913
  State and political subdivision............................         --        6,520         --           6,520
  Foreign government.........................................         --        3,642        202           3,844
                                                              ---------- ------------ ----------    ------------
   Total fixed maturity securities...........................     21,625      152,986     14,300         188,911
                                                              ---------- ------------ ----------    ------------
Equity securities:
  Common stock...............................................        584          716         52           1,352
  Non-redeemable preferred stock.............................         --          550        163             713
                                                              ---------- ------------ ----------    ------------
   Total equity securities...................................        584        1,266        215           2,065
                                                              ---------- ------------ ----------    ------------
Trading and FVO securities:
  Actively Traded Securities.................................         22          627          5             654
  FVO general account securities.............................         --           22         14              36
  FVO securities held by CSEs................................         --            3         12              15
                                                              ---------- ------------ ----------    ------------
   Total trading and FVO securities..........................         22          652         31             705
                                                              ---------- ------------ ----------    ------------
Short-term investments (1)...................................        860        3,091        230           4,181
Residential mortgage loans -- FVO............................         --           --        308             308
  Derivative assets: (2)
   Interest rate.............................................         --        5,524         17           5,541
   Foreign currency exchange rate............................         --        1,010          7           1,017
   Credit....................................................         --          125         13             138
   Equity market.............................................         10          279        119             408
                                                              ---------- ------------ ----------    ------------
    Total derivative assets..................................         10        6,938        156           7,104
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within asset host contracts (3).....         --           --        657             657
Separate account assets (4)..................................     26,119      111,601      1,615         139,335
                                                              ---------- ------------ ----------    ------------
      Total assets........................................... $   49,220 $    276,534 $   17,512    $    343,266
                                                              ========== ============ ==========    ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       -- $      1,214 $       --    $      1,214
  Foreign currency exchange rate.............................         --          971         --             971
  Credit.....................................................         --           15          1              16
  Equity market..............................................         --          382        149             531
                                                              ---------- ------------ ----------    ------------
   Total derivative liabilities..............................         --        2,582        150           2,732
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within liability host contracts (3).         --            7        724             731
Long-term debt...............................................         --           82         35             117
Long-term debt of CSEs -- FVO................................         --           --         13              13
Trading liabilities (5)......................................        215           24         --             239
                                                              ---------- ------------ ----------    ------------
      Total liabilities...................................... $      215 $      2,695 $      922    $      3,832
                                                              ========== ============ ==========    ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269     $    64,229
  U.S. Treasury and agency...................................    15,858     14,624        62          30,544
  Foreign corporate..........................................        --     25,558     3,198          28,756
  RMBS.......................................................        --     22,197     2,513          24,710
  ABS........................................................        --      5,298     2,526           7,824
  CMBS.......................................................        --      7,946       430           8,376
  State and political subdivision............................        --      5,777        --           5,777
  Foreign government.........................................        --      3,256       274           3,530
                                                              --------- ---------- ---------     -----------
   Total fixed maturity securities...........................    15,858    143,616    14,272         173,746
                                                              --------- ---------- ---------     -----------
Equity securities:
  Common stock...............................................       361        753        50           1,164
  Non-redeemable preferred stock.............................        --        450       278             728
                                                              --------- ---------- ---------     -----------
   Total equity securities...................................       361      1,203       328           1,892
                                                              --------- ---------- ---------     -----------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12             662
  FVO general account securities                                     --         24        14              38
  FVO securities held by CSEs                                        --         23        --              23
                                                              --------- ---------- ---------     -----------
   Total trading and FVO securities..........................         2        695        26             723
                                                              --------- ---------- ---------     -----------
Short-term investments (1)...................................     1,387      4,224       175           5,786
Residential mortgage loans -- FVO............................        --         --       338             338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3           3,261
   Foreign currency exchange rate............................        --        735        14             749
   Credit....................................................        --        108        23             131
   Equity market.............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
     Total derivative assets.................................        --      4,101        40           4,141
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)            (62)
Separate account assets (4)..................................    28,422    105,165     1,209         134,796
                                                              --------- ---------- ---------     -----------
     Total assets............................................ $  46,030 $  259,004 $  16,326     $   321,360
                                                              ========= ========== =========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4     $     1,154
  Foreign currency exchange rate.............................        --      1,146        --           1,146
  Credit.....................................................        --         22        --              22
  Equity market..............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
   Total derivative liabilities..............................        --      2,318         4           2,322
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within liability host contracts (3).        --          4     (110)           (106)
Long-term debt...............................................        --         79        43             122
Long-term debt of CSEs -- FVO................................        --         --        28              28
Trading liabilities (5)......................................       260          2        --             262
                                                              --------- ---------- ---------     -----------
      Total liabilities...................................... $     260 $    2,403 $    (35)     $     2,628
                                                              ========= ========== =========     ===========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets. At December 31, 2014 and 2013, equity securities also included embedded derivatives of ($150) million and ($106) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 9% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO, and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO, and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                                           Level 2                                    Level 3
               Instrument                             Observable Inputs                         Unobservable Inputs
--------------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
--------------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and foreign corporate securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . illiquidity premium
                                           . benchmark yields                         . delta spread adjustments to reflect
                                                                                        specific credit-related issues
                                           . spreads off benchmark yields             . credit spreads
                                           . new issuances                            . quoted prices in markets that are not
                                           . issuer rating                              active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                           . duration                                   Level 2
                                           . trades of identical or comparable        . independent non-binding broker
                                             securities                                 quotations
                                           . Privately-placed securities are valued
                                             using the additional key inputs:
                                           . market yield curve
                                           . call provisions
                                           . observable prices and spreads for
                                             similar publicly traded or privately
                                             traded securities that incorporate the
                                             credit quality and industry sector of
                                             the issuer
                                           . delta spread adjustments to reflect
                                             specific credit-related issues
--------------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury and agency, State and political subdivision and Foreign government securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not    . independent non-binding broker
                                             active                                     quotations
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                           . benchmark U.S. Treasury yield or other     securities that are less liquid and
                                             yields                                     based on lower levels of trading
                                           . the spread off the U.S. Treasury yield     activity than securities classified in
                                             curve for the identical security           Level 2
                                           . issuer ratings and issuer spreads        . credit spreads
                                           . broker-dealer quotes
                                           . comparable securities that are
                                             actively traded
                                           . reported trades of similar securities,
                                             including those that are actively
                                             traded, and those within the same
                                             sub-sector or with a similar maturity
                                             or credit rating
--------------------------------------------------------------------------------------------------------------------------------
  Structured securities comprised of RMBS, ABS and CMBS
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market and income approaches.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . credit spreads
                                           . spreads for actively traded securities   . quoted prices in markets that are not
                                           . spreads off benchmark yields               active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                           . expected prepayment speeds and volumes   . independent non-binding broker
                                           . current and forecasted loss severity       quotations
                                           . ratings
                                           . weighted average coupon and weighted
                                             average maturity
                                           . average delinquency rates
                                           . geographic region
                                           . debt-service coverage ratios
                                           . issuance-specific information,
                                             including, but not limited to:
                                           . collateral type
                                           . payment terms of the underlying assets
                                           . payment priority within the tranche
                                           . structure of the security
                                           . deal performance
                                           . vintage of loans

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

               Instrument                                  Level 2                                    Level 3
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------------------------------------------------------
  Common and non-redeemable preferred stock
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market and income approaches.
                                           Key Input:
                                           . quoted prices in markets that are not
                                             considered active                        Key Inputs:
                                                                                      . credit ratings
                                                                                      . issuance structures
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                                                                      . independent non-binding broker
                                                                                        quotations
--------------------------------------------------------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------------------------------------------------------
                                           . Trading and FVO securities and           . Trading and FVO securities and
                                             short-term investments are of a            short-term investments are of a
                                             similar nature and class to the fixed      similar nature and class to the fixed
                                             maturity and equity securities             maturity and equity securities
                                             described above; accordingly, the          described above; accordingly, the
                                             valuation techniques and observable        valuation techniques and unobservable
                                             inputs used in their valuation are         inputs used in their valuation are
                                             also similar to those described above.     also similar to those described above.
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Principally the
                                                                                      market approach, including matrix
                                                                                      pricing or other similar techniques.
                                                                                      Key Inputs: Inputs that are unobservable
                                                                                      or cannot be derived principally from,
                                                                                      or corroborated by, observable market
                                                                                      data
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account Assets (1)
--------------------------------------------------------------------------------------------------------------------------------
    Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------------------------------------------------------
                                           Key Input:
                                           . quoted prices or reported NAV provided   . N/A
                                             by the fund managers
--------------------------------------------------------------------------------------------------------------------------------
    Other limited partnership interests
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Valued giving
                                                                                      consideration to the underlying holdings
                                                                                      of the partnerships and by applying a
                                                                                      premium or discount, if appropriate.
                                                                                      Key Inputs:
                                                                                      . liquidity
                                                                                      . bid/ask spreads
                                                                                      . the performance record of the fund
                                                                                        manager
                                                                                      . other relevant variables that may
                                                                                        impact the exit value of the
                                                                                        particular partnership interest

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

  Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

  Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                     Foreign Currency
                                                                                      Exchange Rate
-------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          basis curves
                                       . interest rate volatility (2)          currency spot rates
                                                                               cross currency basis curves
-------------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      basis curves (1)
                                                                               cross currency basis
                                                                                curves (1)
                                                                               currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          credit curves
                                       . interest rate volatility (2)          recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      credit curves (1)
                                                                               credit spreads
                                                                               repurchase rates
                                                                               independent non-binding
                                                                                broker quotations

             Instrument                            Interest Rate                     Equity market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          spot equity index levels
                                       . interest rate volatility (2)          dividend yield curves
                                                                               equity volatility
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  dividend yield curves (1)
                                       . basis curves (1)                      equity volatility (1)
                                                                               correlation between model
                                                                                inputs (2)


--------

(1)Extrapolation beyond the observable limits of the curve(s).

(2)Option-based only.

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2. For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities, equity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                       December 31, 2014
                                                                                   --------------------------
                                      Valuation               Significant                            Weighted
                                      Techniques          Unobservable Inputs          Range        Average (1)
                               ------------------------- -----------------------   -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (40) -    240       39
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)          64  -    130       96
                                Market pricing            Quoted prices (5)            -  -    590      126
                                Consensus pricing         Offered quotes (5)          98  -    126      101
                               ---------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    120       97
                                Consensus pricing         Offered quotes (5)           1  -    118       93
                               ---------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)           15  -    110      100
                                Consensus pricing         Offered quotes (5)          56  -    106       98
                               ---------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          290  -    290
                               ---------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                            -  -      -
                                                          Correlation (8)             40% -     55%
                               ---------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    100
                                Consensus pricing         Offered quotes (10)
                               ---------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                       15% -     27%
                                                          Correlation (8)             70% -     70%
                               ---------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%
                                                             Ages 41 - 60           0.04% -   0.65%
                                                             Ages 61 - 115          0.26% -    100%
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%
                                                             Durations 11 - 20         3% -    100%
                                                             Durations 21 - 116        3% -    100%
                                                          Utilization rates           20% -     50%
                                                          Withdrawal rates          0.07% -     10%
                                                          Long-term equity         17.40% -     25%
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.46%
                                                           spread

                                                                                                                  Impact of
                                                                                       December 31, 2013         Increase in
                                                                                   --------------------------     Input on
                                      Valuation               Significant                            Weighted     Estimated
                                      Techniques          Unobservable Inputs          Range        Average (1) Fair Value (2)
                               ------------------------- -----------------------   -------------    ----------- --------------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (10) -    240       38       Decrease
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)           4  -    104      100       Increase
                                Market pricing            Quoted prices (5)            -  -    277      122       Increase
                                Consensus pricing         Offered quotes (5)          33  -    140       98       Increase
                               ------------------------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    100       98     Increase (6)
                                Consensus pricing         Offered quotes (5)          69  -    101       93     Increase (6)
                               ------------------------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)            -  -    106      101     Increase (6)
                                Consensus pricing         Offered quotes (5)          56  -    106       98     Increase (6)
                               ------------------------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          401  -    450              Increase (11)
                               ------------------------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                          580  -    767              Increase (11)
                                                          Correlation (8)             38% -     47%
                               ------------------------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    101              Decrease (9)
                                Consensus pricing         Offered quotes (10)
                               ------------------------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                        -  -      -              Increase (11)
                                                          Correlation (8)              -  -      -
                               ------------------------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%             Decrease (13)
                                                             Ages 41 - 60           0.04% -   0.65%             Decrease (13)
                                                             Ages 61 - 115          0.26% -    100%             Decrease (13)
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%             Decrease (14)
                                                             Durations 11 - 20         3% -    100%             Decrease (13)
                                                             Durations 21 - 116        3% -    100%             Decrease (14)
                                                          Utilization rates           20% -     50%             Increase (15)
                                                          Withdrawal rates          0.07% -     10%                     (16)
                                                          Long-term equity         17.40% -     25%  Increase (17)
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.44%  Decrease (18)
                                                           spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2014 and 2013, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long-term debt , and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          --------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          --------------------------------------------------------------------
                                                         U.S.
                                            U.S.       Treasury   Foreign                              Foreign
                                          Corporate   and Agency Corporate   RMBS     ABS      CMBS   Government
                                          ---------   ---------- --------- -------- -------- -------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,.................... $  5,269    $       62 $  3,198  $  2,513 $  2,526 $    430 $      274
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        3            --        2        42        6      (1)         --
   Net investment gains (losses).........      (6)            --      (4)         5     (40)       --        (49)
   Net derivative gains (losses).........       --            --       --        --       --       --         --
  OCI....................................      274            --      (56)       67       35        1         22
Purchases (3)............................    1,027            --      736     1,528    1,029      183         --
Sales (3)................................    (925)            --    (229)     (542)    (725)     (39)      (115)
Issuances (3)............................       --            --       --        --       --       --         --
Settlements (3)..........................       --            --       --        --       --       --         --
Transfers into Level 3 (4)...............       87            --      119        45       34        5         70
Transfers out of Level 3 (4).............    (792)          (62)    (175)      (29)  (1,373)    (130)         --
                                          --------    ---------- --------  -------- -------- -------- ----------
Balance at December 31,.................. $  4,937    $       -- $  3,591  $  3,629 $  1,492 $    449 $      202
                                          ========    ========== ========  ======== ======== ======== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $     --    $       -- $      2  $     43 $      1 $    (1) $        1
  Net investment gains (losses).......... $    (6)    $       -- $     --  $    (1) $     -- $     -- $       --
  Net derivative gains (losses).......... $     --    $       -- $     --  $     -- $     -- $     -- $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  --------------------------------------------------------------------------------------
                                  Equity Securities     Trading and FVO Securities
                                  ------------------ --------------------------------
                                             Non-                  FVO        FVO
                                          redeemable  Actively   General   Securities             Residential  Separate
                                  Common  Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                  Stock     Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                  ------- ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,............ $    50  $    278    $   12    $    14     $   --    $    175     $   338    $  1,209
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........      --        --        --         --         --           1          20          --
   Net investment gains
    (losses).....................       4         3        --         --         --         (2)          --         102
   Net derivative gains
    (losses).....................      --        --        --         --         --          --          --          --
  OCI............................      --         2        --         --         --          --          --          --
Purchases (3)....................      19        --         5         --         --         230         124         527
Sales (3)........................    (21)      (38)       (7)         --        (1)       (156)       (120)       (376)
Issuances (3)....................      --        --        --         --         --          --          --          81
Settlements (3)..................      --        --        --         --         --          --        (54)        (28)
Transfers into Level 3 (4).......      --        --        --         --         13          --          --         144
Transfers out of Level 3 (4).....      --      (82)       (5)         --         --        (18)          --        (44)
                                  -------  --------    ------    -------     ------    --------     -------    --------
Balance at December 31,.......... $    52  $    163    $    5    $    14     $   12    $    230     $   308    $  1,615
                                  =======  ========    ======    =======     ======    ========     =======    ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
  Net investment income.......... $    --  $     --    $   --    $    --         --    $     --          20    $     --
  Net investment gains (losses).. $   (2)  $    (3)    $   --    $    --         --    $     --          --    $     --
  Net derivative gains (losses).. $    --  $     --    $   --    $    --         --    $     --          --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               ------------------------------------------------------------------------
                                                       Net Derivatives (7)
                                               ------------------------------------
                                                             Foreign
                                                             Currency                     Net                 Long-term
                                                             Exchange        Equity    Embedded     Long-term  Debt of
                                               Interest Rate   Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                               ------------- -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2014
Balance at January 1,.........................  $       (1)  $    14  $  23  $   --   $       48    $    (43) $    (28)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income......................           --       --     --      --           --           --        --
   Net investment gains (losses)..............           --       --     --      --           --           --       (1)
   Net derivative gains (losses)..............           --      (6)    (7)      14        (144)           --        --
  OCI.........................................           40       --     --      --           --           --        --
Purchases (3).................................           --       --     --     111           --           --        --
Sales (3).....................................           --       --     --      --           --           --        --
Issuances (3).................................           --       --    (4)   (155)           --         (30)        --
Settlements (3)...............................         (22)      (1)     --      --           29           20        16
Transfers into Level 3 (4)....................           --       --     --      --           --           --        --
Transfers out of Level 3 (4)..................           --       --     --      --           --           18        --
                                                -----------  -------  -----  ------   ----------    --------- ---------
Balance at December 31,.......................  $        17  $     7  $  12  $ (30)   $     (67)    $    (35) $    (13)
                                                ===========  =======  =====  ======   ==========    ========= =========
Changes in unrealized gains (losses) included
 in net income (loss): (5)
  Net investment income                         $        --  $    --  $  --  $   --   $       --    $      -- $      --
  Net investment gains (losses)                 $        --  $    --  $  --  $   --   $       --    $      -- $      (1)
  Net derivative gains (losses)                 $        --  $    (6) $  --  $   14   $     (115)   $      -- $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.       Treasury     Foreign                            Foreign
                                                       Corporate   and Agency   Corporate   RMBS    ABS     CMBS   Government
                                                       ---------   -----------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2013
Balance at January 1,................................. $  5,460    $        71   $ 3,054   $1,702  $1,923  $  402   $    282
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        2             --         1       30      --     (1)          4
   Net investment gains (losses)......................     (37)             --      (22)      (2)       4      --          2
   Net derivative gains (losses)......................       --             --        --       --      --      --         --
  OCI.................................................     (36)            (3)         3      140    (27)       2       (45)
Purchases (3).........................................    1,188             --       842    1,001   1,133     221         69
Sales (3).............................................    (862)            (6)     (646)    (328)   (429)    (66)       (37)
Issuances (3).........................................       --             --        --       --      --      --         --
Settlements (3).......................................       --             --        --       --      --      --         --
Transfers into Level 3 (4)............................      717             --       250       41       1      74          1
Transfers out of Level 3 (4)..........................  (1,163)             --     (284)     (71)    (79)   (202)        (2)
                                                       --------    -----------   -------   ------  ------  ------   --------
Balance at December 31,............................... $  5,269    $        62   $ 3,198   $2,513  $2,526  $  430   $    274
                                                       ========    ===========   =======   ======  ======  ======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      1    $        --   $    --   $   35  $   --  $  (1)   $      4
  Net investment gains (losses)....................... $   (40)    $        --   $    --   $  (3)  $   --  $   --   $     --
  Net derivative gains (losses)....................... $     --    $        --   $    --   $   --  $   --  $   --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013
Balance at January 1,................ $   60  $    281    $    6    $    26     $   --    $    252    $     --    $   940
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --          5         --          --           1         --
   Net investment gains (losses).....     20      (30)        --          6         --        (23)          --         42
   Net derivative gains (losses).....     --        --        --         --         --          --          --         --
  OCI................................    (5)        84        --         --         --          19          --         --
Purchases (3)........................      5        17         9         --         --         174         339        185
Sales (3)............................   (31)      (74)        --       (23)         --       (247)         (2)      (204)
Issuances (3)........................     --        --        --         --         --          --          --         72
Settlements (3)......................     --        --        --         --         --          --          --         --
Transfers into Level 3 (4)...........      1        --        --         --         --          --          --        236
Transfers out of Level 3 (4).........     --        --       (3)         --         --          --          --       (62)
                                      ------  --------    ------    -------     ------    --------    --------    -------
Balance at December 31,.............. $   50  $    278    $   12    $    14     $   --    $    175    $    338    $ 1,209
                                      ======  ========    ======    =======     ======    ========    ========    =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --    $     5     $   --    $     --    $      1    $    --
  Net investment gains (losses)...... $   --  $   (17)    $   --    $    --     $   --    $      1    $     --    $    --
  Net derivative gains (losses)...... $   --  $     --    $   --    $    --     $   --    $     --    $     --    $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------------
                                                        Net Derivatives (7)
                                                  -------------------------------
                                                              Foreign
                                                              Currency                     Net                 Long-term
                                                  Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                    Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                  --------    -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2013
Balance at January 1,............................ $    58     $    37  $  33  $   --   $     (109)   $     --  $    (44)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.........................      --          --     --      --            --         --         --
   Net investment gains (losses).................      --          --     --      --            --         --        (2)
   Net derivative gains (losses).................     (3)        (24)    (8)      --           102         --         --
  OCI............................................    (44)          --     --      --            --         --         --
Purchases (3)....................................      --          --     --      --            --         --         --
Sales (3)........................................      --          --     --      --            --         --         --
Issuances (3)....................................      --          --    (1)      --            --       (43)         --
Settlements (3)..................................    (12)           1    (1)      --            55         --         18
Transfers into Level 3 (4).......................      --          --     --      --            --         --         --
Transfers out of Level 3 (4).....................      --          --     --      --            --         --         --
                                                  -------     -------  -----  ------   -----------   --------  ---------
Balance at December 31,.......................... $   (1)     $    14  $  23  $   --   $        48   $   (43)  $    (28)
                                                  =======     =======  =====  ======   ===========   ========  =========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income.......................... $    --     $    --  $  --  $   --   $        --   $     --  $      --
  Net investment gains (losses).................. $    --     $    --  $  --  $   --   $        --   $     --  $     (2)
  Net derivative gains (losses).................. $    --     $  (24)  $ (5)  $   --   $       115   $     --  $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.     Treasury and   Foreign                            Foreign
                                                       Corporate     Agency     Corporate   RMBS    ABS     CMBS   Government
                                                       ---------  ------------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2012
Balance at January 1,................................. $  4,919     $     25    $  2,258   $  691  $1,146  $  219    $  291
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        7           --           6       27       1      --         5
   Net investment gains (losses)......................      (2)           --        (52)      (5)     (1)     (7)       (5)
   Net derivative gains (losses)......................       --           --          --       --      --      --        --
  OCI.................................................      173           --         142      220     (3)     (3)        19
Purchases (3).........................................    1,282           47       1,213      892     953     268         2
Sales (3).............................................    (848)          (1)       (489)    (242)   (157)   (167)      (55)
Issuances (3).........................................       --           --          --       --      --      --        --
Settlements (3).......................................       --           --          --       --      --      --        --
Transfers into Level 3 (4)............................      559           --          99      131       4     104        25
Transfers out of Level 3 (4)..........................    (630)           --       (123)     (12)    (20)    (12)        --
                                                       --------     --------    --------   ------  ------  ------    ------
Balance at December 31,............................... $  5,460     $     71    $  3,054   $1,702  $1,923  $  402    $  282
                                                       ========     ========    ========   ======  ======  ======    ======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      4     $     --    $      5   $   27  $    1  $   --    $    5
  Net investment gains (losses)....................... $    (3)     $     --    $   (13)   $  (2)  $   --  $   --    $   --
  Net derivative gains (losses)....................... $     --     $     --    $     --   $   --  $   --  $   --    $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012
Balance at January 1,................ $  104  $    293    $   --     $   14    $    --    $    134    $      --   $ 1,082
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --         12         --          --           --        --
   Net investment gains (losses).....      7       (1)        --         --         --          --           --        84
   Net derivative gains (losses).....     --        --        --         --         --          --           --        --
  OCI................................    (7)        16        --         --         --        (19)           --        --
Purchases (3)........................     10         5         6         --         --         246           --       171
Sales (3)............................   (24)      (32)        --         --         --       (106)           --     (379)
Issuances (3)........................     --        --        --         --         --          --           --         2
Settlements (3)......................     --        --        --         --         --          --           --       (1)
Transfers into Level 3 (4)...........      1        --        --         --         --           5           --        24
Transfers out of Level 3 (4).........   (31)        --        --         --         --         (8)           --      (43)
                                      ------  --------    ------     ------    -------    --------    ---------   -------
Balance at December 31,.............. $   60  $    281    $    6     $   26    $    --    $    252    $      --   $   940
                                      ======  ========    ======     ======    =======    ========    =========   =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --     $   12    $    --    $     --    $      --   $    --
  Net investment gains (losses)...... $  (4)  $     --    $   --     $   --    $    --    $     --    $      --   $    --
  Net derivative gains (losses)...... $   --  $     --    $   --     $   --    $    --    $     --    $      --   $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       --------------------------------------------------------------------
                                                             Net Derivatives (7)
                                                       -------------------------------
                                                                   Foreign
                                                                   Currency                     Net                 Long-term
                                                       Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                         Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                       --------    -------- ------ ------ --------------- --------- ----------
                                                                                  (In millions)
Year Ended December 31, 2012
Balance at January 1,.................................  $  67      $    56  $   1  $  --    $    (790)     $    --   $  (116)
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................     --           --     --     --            --          --         --
   Net investment gains (losses)......................     --           --     --     --            --          --        (7)
   Net derivative gains (losses)......................     17         (19)     38     --           629          --         --
  OCI.................................................    (1)           --     --     --            --          --         --
Purchases (3).........................................     --           --     --     --            --          --         --
Sales (3).............................................     --           --     --     --            --          --         --
Issuances (3).........................................     --           --    (3)     --            --          --         --
Settlements (3).......................................   (25)           --    (3)     --            52          --         79
Transfers into Level 3 (4)............................     --           --     --     --            --          --         --
Transfers out of Level 3 (4)..........................     --           --     --     --            --          --         --
                                                        -----      -------  -----  -----    ----------     -------   --------
Balance at December 31,...............................  $  58      $    37  $  33  $  --    $    (109)     $    --   $   (44)
                                                        =====      =======  =====  =====    ==========     =======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income...............................  $  --      $    --  $  --  $  --    $       --     $    --   $     --
  Net investment gains (losses).......................  $  --      $    --  $  --  $  --    $       --     $    --   $    (7)
  Net derivative gains (losses).......................  $  --      $  (19)  $  36  $  --    $      636     $    --   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of mortgage loans--FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                       December 31,
                                                                      ---------------
                                                                        2014    2013
                                                                      ------- -------
                                                                       (In millions)
Unpaid principal balance                                              $   436 $   508
Difference between estimated fair value and unpaid principal balance.   (128)   (170)
                                                                      ------- -------
 Carrying value at estimated fair value.............................. $   308 $   338
                                                                      ======= =======
Loans in non-accrual status.......................................... $   125 $    --

  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                       Long-term Debt                  Long-term Debt of CSEs
                                             ----------------------------------  ----------------------------------
                                             December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
                                             ----------------- ----------------- ----------------- -----------------
                                                                          (In millions)
Contractual principal balance...............    $       115       $       123       $        26        $      42
Difference between estimated fair value and
  contractual principal balance.............              2                (1)              (13)             (14)
                                             ----------------- ----------------- ----------------- -----------------
 Carrying value at estimated fair
   value (1)................................    $       117       $       122       $        13        $      28
                                             ================= ================= ================= =================

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                              At December 31,                Years Ended December 31,
                                         -------------------------------- -----------------------------
                                             2014       2013       2012       2014      2013      2012
                                         --------   --------   --------   --------  --------  ---------
                                         Carrying Value After Measurement        Gains (Losses)
                                         -------------------------------- -----------------------------
                                                              (In millions)
Mortgage loans, net (1)................. $     94   $    175   $    361   $      2  $     24  $    (16)
Other limited partnership interests (2). $    109   $     71   $     48   $    (70) $    (40) $    (30)
Goodwill (3)............................ $     --   $     --   $     --   $     --  $     --  $    (10)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2014 and 2013 were not significant.

(3)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "--Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2014
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value        Level 1      Level 2      Level 3   Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  48,751 $        --  $        --  $     50,992 $     50,992
Policy loans........................ $   8,491 $        --  $       796  $      9,614 $     10,410
Real estate joint ventures.......... $      30 $        --  $        --  $         54 $         54
Other limited partnership interests. $     635 $        --  $        --  $        819 $        819
Other invested assets............... $   2,385 $        --  $     2,270  $        220 $      2,490
Premiums, reinsurance and other
 receivables........................ $  13,845 $        --  $        94  $     14,607 $     14,701
Liabilities
PABs................................ $  73,225 $        --  $        --  $     75,481 $     75,481
Long-term debt...................... $   1,897 $        --  $     2,029  $        268 $      2,297
Other liabilities................... $  20,139 $        --  $       609  $     20,133 $     20,742
Separate account liabilities........ $  60,840 $        --  $    60,840  $         -- $     60,840

                                                           December 31, 2013
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value      Level 1      Level 2      Level 3     Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  45,686 $        --  $        --  $     47,369 $     47,369
Policy loans........................ $   8,421 $        --  $       786  $      8,767 $      9,553
Real estate joint ventures.......... $      47 $        --  $        --  $         70 $         70
Other limited partnership interests. $     865 $        --  $        --  $      1,013 $      1,013
Other invested assets............... $   2,017 $        87  $     1,752  $        176 $      2,015
Premiums, reinsurance and other
 receivables........................ $  14,210 $        --  $        15  $     14,906 $     14,921
Liabilities
PABs................................ $  70,205 $        --  $        --  $     72,236 $     72,236
Long-term debt...................... $   2,655 $        --  $     2,956  $         -- $      2,956
Other liabilities................... $  19,601 $        --  $       310  $     19,787 $     20,097
Separate account liabilities........ $  57,935 $        --  $    57,935  $         -- $     57,935

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

   Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

   For the 2014 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more than likely that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

   As discussed in Note 2, effective January 1, 2015, the Company implemented certain segment reporting changes, including revising its capital allocation methodology, which were approved by the chief operating decision maker of MetLife, Inc. in the fourth quarter of 2014. As a result, goodwill was re-tested for impairment during the fourth quarter of 2014 using estimated revised carrying amounts of the reporting units. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

 concluded that the fair values of all reporting units were in excess of their carrying value and, therefore, goodwill was not impaired.

   Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                                Retail   Benefits    Funding   & Other  Total
                                ------- ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2012
  Goodwill..................... $    37  $     68    $    2    $    4   $  111
  Accumulated impairment.......      --        --        --        --       --
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      37        68         2         4      111

  Impairments (1)..............    (10)        --        --        --     (10)

  Balance at December 31, 2012
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2013
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2014
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net......... $    27  $     68    $    2    $    4   $  101
                                ======= =========== ========= ========= ======

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


12. Long-term and Short-term Debt

   Long-term and short-term debt outstanding was as follows:

                                 Interest Rates (1)                   December 31,
                               ---------------------              ---------------------
                                             Weighted
                                   Range     Average   Maturity      2014       2013
                               ------------- -------- ----------- ---------- ----------
                                                                      (In millions)
Surplus notes --affiliated.... 3.00% - 7.38%   6.49%  2015 - 2037 $      883 $    1,100
Surplus notes................. 7.63% - 7.88%   7.83%  2015 - 2025        701        701
Mortgage loans --affiliated... 2.11% - 7.26%   5.21%  2015 - 2020        242        364
Senior notes --affiliated (2). 0.92% - 2.75%   1.97%  2021 - 2022         78         79
Other notes (3)............... 1.34% - 8.00%   3.34%  2015 - 2027        110        533
Capital lease obligations.....                                            --         23
                                                                  ---------- ----------
Total long-term debt (4)......                                         2,014      2,800
Total short-term debt.........                                           100        175
                                                                  ---------- ----------
Total.........................                                    $    2,114 $    2,975
                                                                  ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2014.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)At December 31, 2013, the Company consolidated the MetLife Core Property Fund. During 2013, this consolidated VIE issued $373 million of long-term debt. The Company no longer consolidated the fund effective March 31, 2014. See Note 8.

(4)Excludes $13 million and $28 million of long-term debt relating to CSEs at December 31, 2014 and 2013, respectively. See Note 8.

   The aggregate maturities of long-term debt at December 31, 2014 for the next five years and thereafter are $521 million in 2015, $3 million in 2016, $3 million in 2017, $7 million in 2018, $33 million in 2019 and $1.4 billion thereafter.

   Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

   Certain of the Company's debt instruments, as well as its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

   In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

   In September 2014, the Company repaid in cash $217 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                            -----------------
                                              2014     2013
                                            -------- --------
                                              (In millions)
                  Commercial paper......... $    100 $    175
                  Average daily balance.... $    109 $    103
                  Average days outstanding.  69 days  55 days

  During the years ended December 31, 2014, 2013 and 2012, the weighted average interest rate on short-term debt was 0.10%, 0.12% and 0.17%, respectively.

Interest Expense

   Interest expense related to long-term and short-term debt included in other expenses was $150 million, $150 million and $148 million for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts include $88 million, $91 million and $89 million of interest expense related to affiliated debt for the years ended December 31, 2014, 2013 and 2012, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
 Note 8.

Credit and Committed Facilities

   At December 31, 2014, MetLife Funding, Inc. ("MetLife Funding") and MetLife, Inc. maintained a $4.0 billion unsecured credit facility and a committed facility aggregating $490 million. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   Unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


  Information on the credit facility at December 31, 2014 was as follows:

                                                     Letters of
                                          Maximum      Credit                   Unused
Borrower(s)                  Expiration    Capacity   Issued (1)   Drawdowns   Commitments
-------------------------- ------------  ---------- ------------ ----------- -------------
                                                         (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............  May 2019 (2) $    4,000   $    684     $    --    $    3,316

--------

(1)MetLife, Inc. and MetLife Funding, a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2014 and is not responsible for any reimbursement obligations under such letters of credit.

(2)In May 2014, MetLife, Inc. and MetLife Funding entered into a $4.0 billion five-year unsecured credit agreement, which amended and restated both the five-year $3.0 billion and the five-year $1.0 billion unsecured credit agreements in their entireties into a single agreement (the "2014 Five-Year Credit Agreement"). The credit facility made available by the 2014 Five-Year Credit Agreement may be used for general corporate purposes (including in the case of loans, to back up commercial paper and, in the case of letters of credit, to support variable annuity policy and reinsurance reserve requirements). All borrowings under the 2014 Five-Year Credit Agreement must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020. The Company incurred costs of $3 million related to the 2014 Five-Year Credit Agreement, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the 2014 Five-Year Credit Agreement.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in other expenses. Information on the committed facility at December 31, 2014 was as follows:

                                                      Letters of
                                           Maximum      Credit                   Unused
Account Party/Borrower(s)    Expiration     Capacity   Issued (1)   Drawdowns   Commitments
-------------------------  ------------   ---------- ------------ ----------- -------------
                                                          (In millions)
MetLife, Inc. & Missouri
  Reinsurance, Inc........  June 2016 (2)  $    490    $    490     $    --      $    --

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2014.

(2)Commencing in December 2015 and extending through March 2016, the capacity will grade down from $490 million to $200 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.
 Description of Plan -- General Terms

   Under the 2005 Stock Plan, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $100 million, $122 million and $127 million for the years ended
 December 31, 2014, 2013 and 2012, respectively.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers requiring tests to be performed as part of insurers' year-end asset adequacy testing. The Department of Financial Services issued its 2014 Special Considerations letter on October 10, 2014, which was substantially similar to the 2013 letter. The letter mandates the use of certain assumptions in asset adequacy testing. In 2013, MLIC established a three-year grade-in schedule for the amount of LTC reserves required as a result of the new assumptions. In 2014, MLIC established an additional schedule, reflecting current economic conditions, liabilities and assets. The following table summarizes the two schedules of strengthening:

                             2013 Schedule 2014 Schedule Combined Schedule
                             ------------- ------------- -----------------
                                             (In millions)
     2013 Strengthening.....    $  300           N/A          $  300
     2014 Strengthening.....    $  200        $  100          $  300
     2015 Strengthening (1).    $  100        $  100          $  200
     2016 Strengthening (1).       N/A        $  100          $  100

--------

(1)The actual 2015 and 2016 amounts may differ from those originally estimated in 2013 and 2014 due to changes in economic conditions, regulations, or policyholder behavior.

  The tables below present amounts from Metropolitan Life Insurance Company and its insurance subsidiaries, which are derived from the most recent statutory-basis financial statements as filed with the insurance regulators.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2014    2013    2012
---------------------------------------- ----------------- -------- ------ --------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  1,487 $  369 $  1,320
New England Life Insurance Company......   Massachusetts   $    303 $  103 $     79
General American Life Insurance Company.     Missouri      $    129 $   60 $     19

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2014      2013
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  12,008 $  12,428
          New England Life Insurance Company...... $     675 $     571
          General American Life Insurance Company. $     867 $     818

Dividend Restrictions

  The table below sets forth dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2015            2014        2013
                                      ----------------- ------------- --------
                                      Permitted Without
 Company                                  Approval        Paid (1)    Paid (1)
 ------------------------------------ ----------------- ------------- --------
                                                        (In millions)
 Metropolitan Life Insurance Company.     $  1,200        $    821(2) $  1,428

--------

(1)Includes all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2015             2014        2013
                                         ----------------- -----------    ---------
                                         Permitted Without
Company                                    Approval (1)       Paid (2)    Paid (2)
---------------------------------------- ----------------- -----------    ---------
                                                       (In millions)
New England Life Insurance Company......   $         199   $       227(3) $      77
General American Life Insurance Company.   $          88   $        --    $      --

--------

(1)Reflects dividend amounts that may be paid during 2015 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2015, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

(surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2014 and 2013, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $95 million and $45 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                           Unrealized                       Foreign     Defined
                                        Investment Gains     Unrealized    Currency     Benefit
                                        (Losses), Net of   Gains (Losses) Translation    Plans
                                       Related Offsets (1) on Derivatives Adjustments  Adjustment      Total
                                       ------------------- -------------- ----------- ------------- -----------
                                                                    (In millions)
Balance at December 31, 2011..........       $       4,028     $      840  $       37 $     (1,851) $     3,054
OCI before reclassifications..........               2,406          (243)        (30)         (618)       1,515
Deferred income tax benefit (expense).               (843)             87          11           217       (528)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               5,591            684          18       (2,252)       4,041
Amounts reclassified from AOCI........                  96              2          --         (148)        (50)
Deferred income tax benefit (expense).                (33)            (1)          --            51          17
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  63              1          --          (97)        (33)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2012..........               5,654            685          18       (2,349)       4,008
OCI before reclassifications..........             (3,321)          (677)          22         1,396     (2,580)
Deferred income tax benefit (expense).               1,145            237         (9)         (490)         883
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               3,478            245          31       (1,443)       2,311
Amounts reclassified from AOCI........                (16)           (14)          --         (205)       (235)
Deferred income tax benefit (expense).                   6              5          --            71          82
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                (10)            (9)          --         (134)       (153)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2013..........               3,468            236          31       (1,577)       2,158
OCI before reclassifications..........               4,095            606        (44)       (1,181)       3,476
Deferred income tax benefit (expense).             (1,409)          (212)          10           406     (1,205)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               6,154            630         (3)       (2,352)       4,429
Amounts reclassified from AOCI........                  70            682          --           180         932
Deferred income tax benefit (expense).                (24)          (239)          --          (64)       (327)
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  46            443          --           116         605
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2014..........       $       6,200     $    1,073  $      (3) $     (2,236) $     5,034
                                             =============     ==========  ========== ============= ===========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                               Consolidated Statement of Operations and
AOCI Components                                 Amounts Reclassified from AOCI  Comprehensive Income (Loss) Locations
--------------------------------------------    ----------------------------   ----------------------------------------
                                                  Years Ended December 31,
                                                ----------------------------
                                                  2014        2013      2012
                                                ---------   --------- --------
                                                       (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................... $   (103)   $     (9) $  (136)      Net investment gains (losses)
  Net unrealized investment gains
   (losses)....................................        40          53       56      Net investment income
  Net unrealized investment gains
   (losses)....................................       (7)        (28)     (16)      Net derivative gains (losses)
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), before income tax...............      (70)          16     (96)
    Income tax (expense) benefit...............        24         (6)       33
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), net of income tax............... $    (46)   $      10 $   (63)
                                                =========   ========= ========
Unrealized gains (losses) on derivatives--
 cash flow hedges:
  Interest rate swaps.......................... $      41   $      20 $      3      Net derivative gains (losses)
  Interest rate swaps..........................         9           8        4      Net investment income
  Interest rate forwards.......................       (8)           1       --      Net derivative gains (losses)
  Interest rate forwards.......................         2           2        2      Net investment income
  Foreign currency swaps.......................     (725)        (15)      (7)      Net derivative gains (losses)
  Foreign currency swaps.......................       (2)         (3)      (5)      Net investment income
  Credit forwards..............................         1           1        1      Net investment income
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges,
     before income tax.........................     (682)          14      (2)
    Income tax (expense) benefit...............       239         (5)        1
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges, net
     of income tax............................. $   (443)   $       9 $    (1)
                                                =========   ========= ========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).................................... $   (180)   $     274 $    246
  Amortization of prior service (costs)
   credit......................................        --        (69)     (98)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, before income tax..................     (180)         205      148
    Income tax (expense) benefit...............        64        (71)     (51)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, net of income tax.................. $   (116)   $     134 $     97
                                                =========   ========= ========
Total reclassifications, net of income tax..... $   (605)   $     153 $     33
                                                =========   ========= ========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2014     2013     2012
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,257 $  2,392 $  2,426
Pension, postretirement and postemployment benefit costs...      322      364      285
Commissions................................................      828      781      769
Volume-related costs.......................................       70      253      241
Affiliated interest costs on ceded and assumed reinsurance.    1,009    1,033    1,209
Capitalization of DAC......................................    (424)    (562)    (632)
Amortization of DAC and VOBA...............................      695      261      991
Interest expense on debt...................................      151      153      152
Premium taxes, licenses and fees...........................      328      263      294
Professional services......................................    1,013      989      946
Rent and related expenses, net of sublease income..........      128      143      123
Other......................................................    (306)     (82)    (410)
                                                            -------- -------- --------
 Total other expenses...................................... $  6,071 $  5,988 $  6,394
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                              Years Ended December 31,
                              ----------------------------------------------------------------------------------------
                                          2014                          2013                          2012
                              ----------------------------  ----------------------------  ----------------------------
                                        Lease and                     Lease and                     Lease and
                                          Asset                         Asset                         Asset
                              Severance Impairment  Total   Severance Impairment  Total   Severance Impairment  Total
                              --------- ---------- -------  --------- ---------- -------  --------- ---------- -------
                                                                    (In millions)
Balance at January 1,........  $    39    $    6   $    45   $    22    $  --    $    22   $    --    $   --   $    --
Restructuring charges........       66         8        74        87       16        103       101        18       119
Cash payments................      (74)       (8)      (82)      (70)     (10)       (80)      (79)      (18)      (97)
                               -------    ------   -------   -------    -----    -------   -------    ------   -------
Balance at December 31,......  $    31    $    6   $    37   $    39    $   6    $    45   $    22    $   --   $    22
                               =======    ======   =======   =======    =====    =======   =======    ======   =======
Total restructuring charges
 incurred since inception of
 initiative..................  $   254    $   42   $   296   $   188    $  34    $   222   $   101    $   18   $   119
                               =======    ======   =======   =======    =====    =======   =======    ======   =======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016. However, such restructuring plans were not sufficiently developed to enable management to make an estimate of such restructuring charges at December 31, 2014.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2014, the majority of active participants were accruing benefits under the cash balance formula; however, 89% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans, as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                     December 31,
                                                -------------------------------------------------------
                                                           2014                        2013
                                                --------------------------- ---------------------------
                                                                 Other                       Other
                                                  Pension    Postretirement   Pension    Postretirement
                                                Benefits (1)    Benefits    Benefits (1)    Benefits
                                                ------------ -------------- ------------ --------------
                                                                     (In millions)
Change in benefit obligations
Benefit obligations at January 1,..............  $    8,130    $    1,861    $    8,937    $    2,402
 Service costs.................................         183            14           214            20
 Interest costs................................         413            92           367            92
 Plan participants' contributions..............          --            30            --            30
 Net actuarial (gains) losses..................       1,461           264         (967)         (550)
 Settlements and curtailments..................        (13)           (6)            --            --
 Change in benefits and other..................         574          (16)            26            --
 Benefits paid.................................       (486)         (109)         (447)         (133)
 Foreign exchange impact.......................          --           (1)            --            --
                                                 ----------    ----------    ----------    ----------
Benefit obligations at December 31,............      10,262         2,129         8,130         1,861
                                                 ----------    ----------    ----------    ----------
Change in plan assets
Fair value of plan assets at January 1,........       7,305         1,352         7,390         1,320
 Actual return on plan assets..................       1,018           112          (20)            57
 Change in benefits and other..................         523            --            28            --
 Plan participants' contributions..............          --            30            --            30
 Employer contributions........................         390            41           354            78
 Benefits paid.................................       (486)         (109)         (447)         (133)
                                                 ----------    ----------    ----------    ----------
Fair value of plan assets at December 31,......       8,750         1,426         7,305         1,352
                                                 ----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
Amounts recognized in the consolidated balance
  sheets
 Other assets..................................  $       --    $       --    $      213    $       --
 Other liabilities.............................     (1,512)         (703)       (1,038)         (509)
                                                 ----------    ----------    ----------    ----------
   Net amount recognized.......................  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................  $    3,034    $      420    $    2,207    $      209
 Prior service costs (credit)..................         (2)          (10)            17             1
                                                 ----------    ----------    ----------    ----------
   AOCI, before income tax.....................  $    3,032    $      410    $    2,224    $      210
                                                 ==========    ==========    ==========    ==========
Accumulated benefit obligation.................  $    9,729           N/A    $    7,689           N/A
                                                 ==========                  ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate PBO was $1.3 billion and $ 1.0 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows at:

                                                  December 31,
                                              ---------------------
                                                 2014       2013
                                              ---------- ----------
                                                  (In millions)
             Projected benefit obligations... $    1,981 $    1,037
             Accumulated benefit obligations. $    1,789 $      927
             Fair value of plan assets....... $      676 $       --

   Information for pension and other postretirement benefit plans with a PBO in excess of plan assets were as follows at:

                                                   December 31,
                               ----------------------------------------------------
                                          2014                      2013
                               -------------------------- -------------------------
                                               Other                     Other
                                Pension    Postretirement  Pension   Postretirement
                                Benefits      Benefits     Benefits     Benefits
                               ----------- -------------- ---------- --------------
                                                  (In millions)
Projected benefit obligations. $    10,241   $    2,129   $    1,170   $    1,863
Fair value of plan assets..... $     8,719   $    1,426   $      133   $    1,353

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial (gains) losses and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

..  Service Costs -- Service costs are the increase in the projected (expected)
   PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

.. Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

.. Settlement and Curtailment Costs -- The aggregate amount of net (gains) losses recognized in net periodic benefit costs is due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

.. Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

.. Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

.. Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                             Years Ended December 31,
                                      -----------------------------------------------------------------------
                                               2014                    2013                    2012
                                      ----------------------- ----------------------- -----------------------
                                                   Other                   Other                   Other
                                      Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                      Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                      -------- -------------- -------- -------------- -------- --------------
                                                                   (In millions)
Net periodic benefit costs
 Service costs....................... $    200    $    14     $    214    $    17     $    195    $    31
 Interest costs......................      437         92          366         85          383         97
 Settlement and curtailment
   costs.............................       14          2           --         --           --         --
 Expected return on plan
   assets............................    (475)       (75)        (453)       (74)        (456)       (76)
 Amortization of net actuarial
   (gains) losses....................      169         11          219         51          188         53
 Amortization of prior service
   costs (credit)....................        1        (1)            6       (69)            6       (97)
 Allocated to affiliates.............     (54)       (11)         (12)         --         (12)        (1)
                                      --------    -------     --------    -------     --------    -------
   Total net periodic benefit
     costs (credit)..................      292         32          340         10          304          7
                                      --------    -------     --------    -------     --------    -------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses........      996        222        (492)      (532)          705        232
 Prior service costs (credit)........     (18)       (12)           --         --           --         --
 Amortization of net actuarial
   (gains) losses....................    (169)       (11)        (219)       (55)        (189)       (57)
 Amortization of prior service
   (costs) credit....................      (1)          1          (6)         75          (6)        104
                                      --------    -------     --------    -------     --------    -------
   Total recognized in OCI...........      808        200        (717)      (512)          510        279
                                      --------    -------     --------    -------     --------    -------
     Total recognized in net
       periodic benefit costs and
       OCI........................... $  1,100    $   232     $  (377)    $ (502)     $    814    $   286
                                      ========    =======     ========    =======     ========    =======

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $200 million and ($1) million, and $31 million and ($4) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Assumptions

  Assumptions used in determining benefit obligations were as follows at:

                                                               December 31,
                                ---------------------------------------------------------------------------
                                                2014                                  2013
                                ------------------------------------- -------------------------------------
                                                 Other Postretirement                  Other Postretirement
                                Pension Benefits       Benefits       Pension Benefits       Benefits
                                ---------------- -------------------- ---------------- --------------------
Weighted average discount rate.      4.10%              4.10%              5.15%              5.15%
Rate of compensation increase..  2.25% - 8.50%           N/A           3.50% - 7.50%           N/A

  Assumptions used in determining net periodic benefit costs were as follows:

                                                         Years Ended December 31,
                      -----------------------------------------------------------------------------------------------
                                   2014                            2013                            2012
                      ------------------------------- ------------------------------- -------------------------------
                                           Other                           Other                           Other
                                       Postretirement                  Postretirement                  Postretirement
                      Pension Benefits    Benefits    Pension Benefits    Benefits    Pension Benefits    Benefits
                      ---------------- -------------- ---------------- -------------- ---------------- --------------
Weighted average
  discount rate......      5.15%           5.15%           4.20%           4.20%           4.95%           4.95%
Weighted average
  expected rate of
  return on plan
  assets.............      6.25%           5.70%           6.24%           5.76%           7.00%           6.26%
Rate of compensation
  increase...........  3.50% - 7.50%        N/A        3.50% - 7.50%        N/A        3.50% - 7.50%        N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2015 is currently anticipated to be 6.24% for pension benefits and 5.65% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                       December 31,
                                       -----------------------------------------------------------------------------
                                                       2014                                    2013
                                       -------------------------------------   -------------------------------------
Pre-and Post-Medicare eligible claims  6.4% for 2015, gradually decreasing     6.4% in 2014, gradually decreasing
                                       each year for Pre-Medicare until 2094   each year until 2094 reaching the
                                       reaching the ultimate rate of 4.4%      ultimate rate of 4.4% for Pre-
                                       and for Post-Medicare until 2089        Medicare and 4.6% for Post-Medicare.
                                       reaching the ultimate rate of 4.7%

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2014:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     14   $     (11)
Effect of accumulated postretirement benefit obligations.  $    302   $    (245)

   As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

       Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


Level 3This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and other investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

       Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2014 for the Invested Plans:

                                                                        December 31,
                               ----------------------------------------------------------------------------------------------
                                                       2014                                            2013
                               ----------------------------------------------------- ----------------------------------------
                                                  Postretirement    Postretirement              Postretirement Postretirement
                                    Pension           Medical            Life         Pension      Medical          Life
                               ----------------- ----------------- ----------------- ---------- -------------- --------------
                                        Actual            Actual            Actual     Actual       Actual         Actual
                               Target Allocation Target Allocation Target Allocation Allocation   Allocation     Allocation
                               ------ ---------- ------ ---------- ------ ---------- ---------- -------------- --------------
Asset Class
Fixed maturity securities (1).  75%       69%     70%       71%      --%      --%        64%          66%            --%
Equity securities (2).........  12%       15%     30%       27%      --%      --%        23%          33%            --%
Alternative securities (3)....  13%       16%     --%        2%     100%     100%        13%           1%           100%
                                         ----              ----              ----       ----         ----           ----
  Total assets................           100%              100%              100%       100%         100%           100%
                                         ====              ====              ====       ====         ====           ====

--------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks, U.S. government bonds and exchange traded funds. Certain prior year amounts have been reclassified from equity securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                      December 31, 2014
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  2,638 $   80  $  2,718  $   42  $  244   $  3   $    289
 U.S. government
   bonds...................    1,605      223     --     1,828     169      12     --        181
 Foreign bonds.............       --      718     17       735      --      68     --         68
 Federal agencies..........       --      254     --       254      --      35     --         35
 Municipals................       --      270     --       270      --      74     --         74
 Other (1).................       --      188      8       196      --      63     --         63
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............    1,605    4,291    105     6,001     211     496      3        710
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................      951       --     --       951     188      --     --        188
 Common stock -
   foreign.................      394       --     --       394      80      --     --         80
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,345       --     --     1,345     268      --     --        268
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       24    743       767      --      --     --         --
Short-term investments.....      189      273     --       462      14     433     --        447
Money market
  securities...............       29       56     --        85      --      --     --         --
Derivative assets..........       11        7     72        90      --       1     --          1
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  3,179 $  4,651 $  920  $  8,750  $  493  $  930   $  3   $  1,426
                            ======== ======== ======  ========  ======  ======   ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                      December 31, 2013
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  1,948 $   55  $  2,003  $   77  $  170   $  1   $    248
 U.S. government
   bonds...................      868      156     --     1,024     135       5     --        140
 Foreign bonds.............       --      675     10       685      --      63     --         63
 Federal agencies..........       --      274     --       274      --      33     --         33
 Municipals................       --      206     --       206      55      15     --         70
 Other (1).................       --      460     19       479      --      54     --         54
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............      868    3,719     84     4,671     267     340      1        608
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................    1,064       21    139     1,224     196      --     --        196
 Common stock -
   foreign.................      432       --     --       432     102      --     --        102
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,496       21    139     1,656     298      --     --        298
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       --    563       563      --      --     --         --
Short-term investments.....       49      290     --       339      --     439     --        439
Money market
  securities...............        1       12     --        13       4      --     --          4
Derivative assets..........       16       14     33        63      --       3     --          3
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  2,430 $  4,056 $  819  $  7,305  $  569  $  782   $  1   $  1,352
                            ======== ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2014
Balance at January 1,   $  55    $  10    $ 19      $  139     $  563      $  33      $  1      $  --      $  --     $  --
Realized gains
 (losses)............       3       --      --          --       (13)       (16)        --         --         --        --
Unrealized gains
 (losses)............      --       --      --          --        114         19         1         --         --        --
Purchases, sales,
 issuances and
 settlements, net....      11        5     (2)          --      (104)         34         1         --         --        --
Transfers into
 and/or out of
 Level 3.............      11        2     (9)       (139)        183          2        --         --         --        --
                        -----    -----    ----      ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  80    $  17    $  8      $   --     $  743      $  72      $  3      $  --      $  --     $  --
                        =====    =====    ====      ======     ======      =====      ====      =====      =====     =====

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2013
Balance at January 1,   $  18    $   7    $   7     $  129     $  419      $   1      $  4      $   1      $   3     $  --
Realized gains
 (losses)............      --       --       --        (1)         --        (2)        --         --        (3)        --
Unrealized gains
 (losses)............     (2)        1       --          9         56       (17)        --         --          4        --
Purchases, sales,
 issuances and
 settlements, net....      17      (3)       11          2       (58)         51       (3)        (1)        (4)        --
Transfers into
 and/or out of
 Level 3.............      22        5        1         --        146         --        --         --         --        --
                        -----    -----    -----     ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  55    $  10    $  19     $  139     $  563      $  33      $  1      $  --      $  --     $  --
                        =====    =====    =====     ======     ======      =====      ====      =====      =====     =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      ------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------  ----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        -----------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2012
Balance at January 1,   $  30    $  5     $  2      $  194     $  501       $  4      $  4       $  1      $  5      $   1
Realized gains
 (losses)............      --      --       --         (25)        52          4        --         --        (2)         2
Unrealized gains
 (losses)............      (1)      8        1           9        (38)        (6)       --         --         2         (2)
Purchases, sales,
 issuances and
 settlements, net....     (11)     (6)       4         (49)       (96)        (1)       --         --        (2)        (1)
Transfers into
 and/or out of
 Level 3.............      --      --       --          --         --         --        --         --        --         --
                        -----    ----     ----      ------     ------       ----      ----       ----      ----      -----
Balance at
 December 31,........   $  18    $  7     $  7      $  129     $  419       $  1      $  4       $  1      $  3      $  --
                        =====    ====     ====      ======     ======       ====      ====       ====      ====      =====

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2015. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2015. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2015.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2015 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits Other Postretirement Benefits
                      ---------------- -----------------------------
                                      (In millions)
           2015...... $            490        $           81
           2016...... $            507        $           82
           2017...... $            531        $           85
           2018...... $            544        $           88
           2019...... $            565        $           92
           2020-2024. $          3,134        $          522

 Additional Information

   As previously discussed, most of the assets of the pension benefit plan are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized in the consolidated statements of operations were $50 million, $49 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $1.2 billion, $20 million and $867 million for the years ended December 31, 2014, 2013 and 2012, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $68 million, $84 million and $83 million for the years ended December 31, 2014, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     -------------------------
                                                       2014    2013     2012
                                                     -------- ------- --------
                                                           (In millions)
  Current:
   Federal.......................................... $    901 $   789 $    675
   State and local..................................        3       2        2
   Foreign..........................................       74     176      176
                                                     -------- ------- --------
     Subtotal.......................................      978     967      853
                                                     -------- ------- --------
  Deferred:
   Federal..........................................      538   (411)      346
   Foreign..........................................       16     125    (144)
                                                     -------- ------- --------
     Subtotal.......................................      554   (286)      202
                                                     -------- ------- --------
       Provision for income tax expense (benefit)... $  1,532 $   681 $  1,055
                                                     ======== ======= ========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2014     2013     2012
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  5,335 $  2,540 $  3,153
      Foreign..................................       56      282      545
                                                -------- -------- --------
        Total.................................. $  5,391 $  2,822 $  3,698
                                                ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                     2014    2013    2012
                                                   -------- ------ --------
                                                        (In millions)
    Tax provision at U.S. statutory rate.......... $  1,887 $  988 $  1,294
    Tax effect of:
     Dividend received deduction..................     (82)   (66)     (75)
     Tax-exempt income............................     (40)   (42)     (43)
     Prior year tax...............................       11     29       10
     Low income housing tax credits...............    (205)  (190)    (142)
     Other tax credits............................     (66)   (44)     (18)
     Foreign tax rate differential................       --      2        3
     Change in valuation allowance................       --    (4)       13
     Other, net...................................       27      8       13
                                                   -------- ------ --------
       Provision for income tax expense (benefit). $  1,532 $  681 $  1,055
                                                   ======== ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                             December 31,
                                                  -----------------------------------
                                                        2014              2013
                                                  ----------------- -----------------
                                                             (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables........ $           1,577 $           1,823
 Net operating loss carryforwards................                29                64
 Employee benefits...............................             1,015               649
 Capital loss carryforwards......................                --                14
 Tax credit carryforwards........................               979               909
 Litigation-related and government mandated......               259               223
 Other...........................................               309               349
                                                  ----------------- -----------------
   Total gross deferred income tax assets........             4,168             4,031
 Less: Valuation allowance.......................                22                72
                                                  ----------------- -----------------
   Total net deferred income tax assets..........             4,146             3,959
                                                  ----------------- -----------------
Deferred income tax liabilities:
 Investments, including derivatives..............             2,402             2,021
 Intangibles.....................................                72                77
 DAC.............................................             1,568             1,600
 Net unrealized investment gains.................             3,903             2,019
 Other...........................................                36                27
                                                  ----------------- -----------------
   Total deferred income tax liabilities.........             7,981             5,744
                                                  ----------------- -----------------
     Net deferred income tax asset (liability)... $         (3,835) $         (1,785)
                                                  ================= =================

   See Note 1 for information regarding new guidance adopted by the Company related to the presentation of an unrecognized tax benefit.

   The Company has recorded a $50 million reduction of valuation allowance as a balance sheet reclassification with other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2014.

                                Net Operating Loss Carryforwards
                                --------------------------------
                                  Domestic          State
                                 ------------   ---------------
                                       (In millions)
                    Expiration
                    2015-2019.. $         --   $            32
                    2020-2024..           --                44
                    2025-2029..           --                53
                    2030-2034..           21                 8
                    Indefinite.           --                --
                                 ------------   ---------------
                                $         21   $           137
                                 ============   ===============

   The following table sets forth the general business credits, foreign tax credits, and other tax credit carryforwards for tax purposes at December 31, 2014.

                                  Tax Credit Carryforwards
               --------------------------------------------------------------
               General Business Credits Foreign Tax Credits       Other
               ------------------------ ------------------- -----------------
                                       (In millions)
   Expiration
   2015-2019..    $               --    $               --  $              --
   2020-2024..                    --                   301                 --
   2025-2029..                     4                    --                 --
   2030-2034..                   832                    --                 --
   Indefinite.                    --                    --                 32
                  ------------------    ------------------  -----------------
                  $              836    $              301  $              32
                  ==================    ==================  =================

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included ($24) million, $157 million and ($14) million for the years ended December 31, 2014, 2013 and 2012, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2000 through 2006 where the IRS disallowance relates predominantly to certain tax credits claimed and the Company continues to protest.

   During June 2014, the IRS concluded its audit of the Company's tax returns for the years 2003 through 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 July 2014 for other tax adjustments. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company's financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2014     2013     2012
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    532 $    525
Additions for tax positions of prior years...............................       27       50       27
Reductions for tax positions of prior years..............................     (13)      (4)      (5)
Additions for tax positions of current year..............................        3        3       --
Settlements with tax authorities.........................................      (3)     (49)     (15)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    546 $    532 $    532
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    497 $    491 $    466
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2014      2013    2012
                                                                  -------  -------- ------
                                                                       (In millions)
Interest recognized in the consolidated statements of operations. $    37  $     17 $    8

                                                                             December 31,
                                                                           ---------------
                                                                             2014    2013
                                                                           -------- ------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets. $    265 $  228

   The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2014. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  As of December 31, 2014, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $390 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

    The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                             --------------------------------------
                                                2014         2013         2012
                                             -----------  -----------  -----------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.      68,460       67,983       65,812
Number of new claims during the year........       4,636        5,898        5,303
Settlement payments during the year (1)..... $      46.0  $      37.0  $      36.4

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

    The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

    The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

    The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

    The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
  (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

    Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2014. The frequency and severity of claims relating to asbestos have increased, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims to $690 million at December 31, 2014.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation

    On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has appealed the dismissal order.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. Metropolitan Life Insurance Company moved to dismiss the complaint and intends to defend this action vigorously.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motion for summary judgment. The court has not yet set a new trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013); Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013, subsequently transferred to S.D. Fla. 2013); and Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014)

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). The C-Mart and Cadenasso cases were voluntarily dismissed. In the Fauley case, the Illinois court certified a nationwide settlement class and approved a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and the date of the preliminary approval in August 2014.

  Robainas v. Metropolitan Life Ins. Co. and MetLife, Inc. (S.D.N.Y., December 16, 2014); International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Insurance Co. (E.D.N.Y., February 2, 2015)

    Plaintiffs filed these putative class action lawsuits on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). The complaints allege that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. MetLife intends to defend these actions vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2014    2013
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    34 $    46
  Premium tax offsets currently available for paid assessments.      65      54
                                                                ------- -------
                                                                $    99 $   100
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    50 $    67
                                                                ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2015....... $        223
                           2016.......          190
                           2017.......          147
                           2018.......          133
                           2019.......          110
                           Thereafter.          701
                                       ------------
                            Total..... $      1,504
                                       ============

  Total minimum rentals to be received in the future under non-cancelable subleases were $ 108 million as of December 31, 2014.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.9 billion and $3.1 billion at December 31, 2014 and 2013, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $3.6 billion and $3.4 billion at December 31, 2014 and 2013, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million at both December 31, 2014 and 2013, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2014 and 2013 are summarized in the table below:

                                                                    Three Months Ended
                                                     ------------------------------------------------
                                                     March 31,   June 30,  September 30, December 31,
                                                     ---------- ---------- ------------- ------------
                                                                      (In millions)
2014
Total revenues...................................... $    9,037 $    9,252  $    9,857   $    10,585
Total expenses...................................... $    7,889 $    8,210  $    8,017   $     9,224
Income (loss) from continuing operations, net of
  income tax........................................ $      828 $      749  $    1,303   $       979
Income (loss) from discontinued operations, net of
  income tax........................................ $      (3) $       --  $       --   $        --
Net income (loss)................................... $      825 $      749  $    1,303   $       979
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $        1 $       --  $      (7)   $         1
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      824 $      749  $    1,310   $       978
2013
Total revenues...................................... $    8,766 $    8,632  $    8,018   $     9,884
Total expenses...................................... $    7,843 $    7,771  $    7,758   $     9,106
Income (loss) from continuing operations, net of
  income tax........................................ $      673 $      646  $      242   $       580
Income (loss) from discontinued operations, net of
  income tax........................................ $       -- $       --  $       --   $         1
Net income (loss)................................... $      673 $      646  $      242   $       581
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $      (1) $        3  $      (5)   $       (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      674 $      643  $      247   $       585

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.4 billion and $2.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $129 million, $127 million and $108 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $177 million, $142 million and $113 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.8 billion, $1.4 billion and $1.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $169 million and $327 million at December 31, 2014 and 2013, respectively.

  See Notes 6, 8, 9 and 12 for additional information on related party transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2014

                                 (In millions)

                                                                                 Amount at
                                                    Cost or        Estimated   Which Shown on
                                               Amortized Cost (1)  Fair Value  Balance Sheet
Types of Investments                           ------------------ ------------ --------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         34,391 $     39,070 $       39,070
   Public utilities...........................             14,945       16,861         16,861
   State and political subdivision securities.              5,329        6,520          6,520
   Foreign government securities..............              3,153        3,844          3,844
   All other corporate bonds..................             71,950       77,200         77,200
                                                 ---------------- ------------ --------------
     Total bonds..............................            129,768      143,495        143,495
 Mortgage-backed and asset-backed securities..             42,804       44,302         44,302
 Redeemable preferred stock...................              1,032        1,114          1,114
                                                 ---------------- ------------ --------------
       Total fixed maturity securities........            173,604      188,911        188,911
                                                 ---------------- ------------ --------------
Trading and fair value option securities......                720          705            705
                                                 ---------------- ------------ --------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all other......              1,236        1,352          1,352
 Non-redeemable preferred stock...............                690          713            713
                                                 ---------------- ------------ --------------
     Total equity securities..................              1,926        2,065          2,065
                                                 ---------------- ------------ --------------
Mortgage loans held-for-investment............             49,059                      49,059
Policy loans..................................              8,491                       8,491
Real estate and real estate joint ventures....              7,595                       7,595
Real estate acquired in satisfaction of debt..                279                         279
Other limited partnership interests...........              4,926                       4,926
Short-term investments........................              4,474                       4,474
Other invested assets.........................             14,209                      14,209
                                                 ----------------              --------------
        Total investments.....................   $        265,283              $      280,714
                                                 ================              ==============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2014
Retail.............. $  5,544    $          64,965     $  30,058    $     615     $         35     $    527
Group, Voluntary &
  Worksite Benefits.      324               20,500         8,305           --              321           --
Corporate Benefit
  Funding...........      106               40,414        57,539           --               --           41
Corporate & Other...        1                  518            --           --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,975    $         126,397     $  95,902    $     615     $        356     $    568
                     ========    =================     =========    =========     ============     ========
2013
Retail.............. $  5,990    $          62,912     $  30,434    $     601     $         36     $    507
Group, Voluntary &
  Worksite Benefits.      333               19,460         8,575           --              236           --
Corporate Benefit
  Funding...........       93               36,452        53,489           --               --           31
Corporate & Other...       --                  581            --           --                1           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  6,416    $         119,405     $  92,498    $     601     $        273     $    538
                     ========    =================     =========    =========     ============     ========
2012
Retail.............. $  5,407    $          64,757     $  31,393    $     610     $         36     $    539
Group, Voluntary &
  Worksite Benefits.      337               19,599         8,918           --              248           --
Corporate Benefit
  Funding...........       88               38,645        54,406           --               --           38
Corporate & Other...       --                  476            (1)          --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,832    $         123,477     $  94,716    $     610     $        284     $    577
                     ========    =================     =========    =========     ============     ========

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                          Policyholder    Amortization of
                                                          Benefits and        DAC and
                      Premiums and Universal               Claims and          VOBA
                              Life              Net     Interest Credited   Charged to       Other
                       and Investment-Type   Investment  to Policyholder       Other       Operating
Segment                Product Policy Fees     Income   Account Balances     Expenses     Expenses (1)
-------------------- ----------------------- ---------- ----------------- --------------- ------------
2014
Retail..............     $         5,640     $   5,101    $       6,170     $       652    $   2,666
Group, Voluntary &
  Worksite Benefits.              15,097         1,616           13,977              26        2,121
Corporate Benefit
  Funding...........               2,985         4,895            5,805              17          472
Corporate & Other...                 128           281               77              --        1,357
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        23,850     $  11,893    $      26,029     $       695    $   6,616
                         ===============     =========    =============     ===========    =========
2013
Retail..............     $         5,456     $   5,067    $       6,059     $       217    $   2,971
Group, Voluntary &
  Worksite Benefits.              14,420         1,618           13,346              25        1,970
Corporate Benefit
  Funding...........               2,886         4,680            5,813              19          474
Corporate & Other...                  76           420               67              --        1,517
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,838     $  11,785    $      25,285     $       261    $   6,932
                         ===============     =========    =============     ===========    =========
2012
Retail..............     $         5,379     $   5,113    $       6,121     $       948    $   3,067
Group, Voluntary &
  Worksite Benefits.              13,937         1,540           12,747              29        1,878
Corporate Benefit
  Funding...........               2,802         4,636            5,792              12          421
Corporate & Other...                   1           563               (1)              2        1,332
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,119     $  11,852    $      24,659     $       991    $   6,698
                         ===============     =========    =============     ===========    =========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                          % Amount Assumed
                          Gross Amount   Ceded     Assumed    Net Amount       to Net
                          ------------ ---------- ---------- ------------ ----------------
2014
Life insurance in-force.. $  2,935,363 $  372,886 $  830,980 $  3,393,457          24.5%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     14,135 $    1,159 $    1,630 $     14,606          11.2%
Accident and health
  insurance..............        6,828         93         43        6,778           0.6%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,963 $    1,252 $    1,673 $     21,384           7.8%
                          ============ ========== ========== ============
2013
Life insurance in-force.. $  2,940,853 $  401,576 $  844,946 $  3,384,223          25.0%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     13,820 $    1,187 $    1,423 $     14,056          10.1%
Accident and health
  insurance..............        6,470         97         46        6,419           0.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,290 $    1,284 $    1,469 $     20,475           7.2%
                          ============ ========== ========== ============
2012
Life insurance in-force.. $  2,914,815 $  417,026 $  785,391 $  3,283,180          23.9%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     18,982 $      756 $      794 $     19,020           4.2%
Accident and health
  insurance..............          839        535        556          860          64.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     19,821 $    1,291 $    1,350 $     19,880           6.8%
                          ============ ========== ========== ============

--------

(1)Includes annuities.

  For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C

                               OTHER INFORMATION
-----------------

ITEM 26. EXHIBITS



(a) January 31, 1983 Resolution of the Board of Directors of NEVLICO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)


(b)        None


(c) (i) Distribution Agreement between NEVLICO and NELESCO (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)


   (ii) Form of Contract between NELICO and its General Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)


   (iii) Form of contract between NELICO and its Agents (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-52050, filed April 24, 1998.


   (iv) Commission Schedule for Policies (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed August 18, 2000.)


    (v) Form of contract among NES, NELICO and other broker dealers (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed July 16, 1997.)


   (vi) Forms of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed on April 28, 2004.)


   (vii) Form of Retail Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)


   (viii)     Enterprise Sales Agreement between MetLife Investors
              Distribution Company and Broker Dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.)


    (ix)      Enterprise Sales Agreement between MetLife Investors
              Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2013.)


    (x) Principal Underwriting Agreement between NELICO and MetLife Investors Distribution Company dated April 28, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2014.)



(d) (i) Specimen of Policy (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)


   (ii) Additional Specimen of Policy (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed August 18, 2000.)


   (iii) Riders and Endorsements (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)


    (iv) Rider: Waiver of Monthly Deduction (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 333-46401, filed July 9, 1998.)


    (v) Temporary Term Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)


   (vi) Exclusion from Benefits Riders (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement Form S-6, File No. 033-88082, filed April 27, 1999.)


   (vii) Endorsement - Unisex rates (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)


   (viii) Extended Maturity Rider (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed February 29, 2000.)

   (ix) Additional Extended Maturity Endorsement, Level Term Rider and Change Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed August 18, 2000.)



(e) (i) Specimens of Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)


    (ii) Additional Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)


    (iii) Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed on April 28, 2004.)


    (iv) Updated Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 26, 2005.)




(f) (i) Amended and Restated Articles of Organization of NELICO (Incorporated herein by reference to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed February 13, 1997.)


   (ii) Amendments to Amended and Restated Articles of Organization (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 033-65263, filed February 24, 1999.)


   (iii) Amended and Restated By-Laws of NELICO (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 333-21767, filed April 25, 2001.)




(g) Reinsurance Agreements (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed on April 28, 2003.)


(h)  (i)      Participation Agreement among Variable Insurance Products Fund,
              Fidelity Distributors Corporation and New England Variable Life
              Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration
              Statement on Form S-6, File No. 033-52050, filed April 24, 1998.)


    (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed June 22, 1995.)


   (iii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed November 9, 2000.)


   (iv) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form S-6, File No. 333-89409, filed February 26, 2001.)


   (v) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company (Incorporated herein by reference to the Registrant's Registration Statement on Form S-6, File No. 333-73676, filed November 19, 2001.)


   (vi) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form S-6, File No. 333-89409, filed July 20, 2001.)


   (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/2007) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.)




   (viii) First Amendment to the Participation Agreement with the Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.)


   (ix) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)

   (x) Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)


   (xi) Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. April 30, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.)



(i)        None



(j) Net Worth Maintenance Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)




(k) Opinion and Consent of Marie C. Swift, Esq. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6, File No. 333-103193, filed April 29, 2004.)



(l)        None


(m)        None

(n) Consent of Independent Registered Public Accounting Firm (Filed herewith)

(o)        None

(p)        None


(q) (i) Notice of Withdrawal Right for Policies (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed June 22, 1995.)


    (ii) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.)


    (iii) Second Addendum to Consolidated Memorandum (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Form S-6 Registration Statement on Form S-6, File No. 033-52050, filed April 26, 1999.)


(r)         Powers of Attorney (Filed herewith)



ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------   ----------------------------------------------------------------
Eric T. Steigerwalt                    Chairman of the Board, President, Chief Executive Officer and a
Gragg Building                         Director
11225 North Community House Road
Charlotte, NC 28277




Steven H. Ashton                Director
501 Route 22
Bridgewater, NJ 08807




Kimberly A. Berwanger               Director
1095 Avenue of the Americas
New York, NY 10036




Peter M. Carlson                    Director, Executive Vice President and Chief Accounting Officer
1095 Avenue of the Americas
New York, NY 10036




Kumar Das Gupta                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Christine M. DeBiase                    Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Meghan S. Doscher                       Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Gene L. Lunman                          Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Robin Lenna                     Executive Vice President
200 Park Avenue
New York, NY 10166





Roberto Baron                       Senior Vice President
1095 Avenue of the Americas
New York, NY 10036





Steven J. Brash                     Senior Vice President and Tax Director
Metropolitan Life
277 Park Avenue, 46th Floor
New York, NY 10172





Marlene B. Debel                    Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036





Paul A. LaPiana                         Senior Vice President
11225 North Community House Road
Charlotte, NC 28277





Alan C. Leland, Jr.             Senior Vice President
One Financial Center
Boston, MA 02111





Jason Manske                    Senior Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962





James J. Reilly                 Vice President, Finance
One Financial Center
Boston, MA 02111


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2014

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2014. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    New England Securities Corporation (MA)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    First MetLife Investors Insurance Company (NY)

J.    Newbury Insurance Company, Limited (DE)

K.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

L.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      10. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      11. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      12.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

                  i) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

      13.   MetLife International Limited, LLC (DE)

      14. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      15.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        aa)   MetLife General Insurance Limited (Australia)

                        bb) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        aa) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        bb) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        cc) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ab)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ac)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ad)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ae)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    af)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        dd) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        ee)   GlobalMKT S.A. (Uruguay)

      16.   MetLife Asia Limited (Hong Kong)

      17. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      18. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      19. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, Inc. and the remainder by third parties.

M.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   ML New River Village III, LLC (DE)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   MetLife Canada Solar ULC (Canada)

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      34.   Euro CL Investments, LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a) 85 Broad Street LLC (DE) - 49.9% of 85 Broad Street LLC is owned by a third party.

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC, (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

            a) 425 MKT, LLC (DE) - 52.5% of 425 MKT, LLC is owned by MetLife 425 MKT Member, LLC and 47.5% is owned by a third party. 425 MKT, LLC is the managing member of 425 MKT REIT, LLC.

                 i) 425 MKT REIT, LLC (DE) - 99.9% of 425 MKT REIT, LLC is owned by 425 MKT, LLC and the remaining 0.1% by third parties.

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i) OFC REIT, LLC (DE) - 99.9% of OFC REIT, LLC is owned by OFC Boston, LLC and the remaining 0.1% is owned by third parties.

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      77.   10700 Wilshire, LLC (DE)

      78.   Viridian Miracle Mile, LLC (DE)

      79. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

            a) 555 12th, LLC (DE) - 52.5% of 555 12th, LLC is owned by MetLife 555 12th Member, LLC and the remainder by a third party.

                 i)   555 12 REIT, LLC (DE)

      80.   MetLife OBS Member, LLC (DE)

          a) OBS Boston, LLC (DE) - 52.5% of OBS Boston, LLC is owned by MetLife OBS Member, LLC and the remaining by third parties

                i) OBS REIT, LLC (DE) - 99.98% of OBS REIT, LLC is owned by OBS Boston, LLC and the remaining 0.02% by third parties

                      1)    OBS BOS Services, LLC (DE)

      81.   MetLife 1007 Stewart, LLC (DE)

      82.   ML-AI MetLife Member 2, LLC (DE)

            a) ML-AI Venture 2, LLC (DE) - 50% of ML-AI Venture 2, LLC is owned by ML-AI MetLife Member 2, LLC and the remaining by third parties.

                 i)   ML-AI Normandale, LLC

      83. 655 West Broadway, LLC (DE) - 90% of 655 West Broadway, LLC is owned by MLIC and 10% by Metropolitan Tower Realty Company, Inc.

      84.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      aa)   LHCW Hotel Holding LLC (DE)

                            1)   LHCW Hotel Holding (2002) LLC (DE)

                            2)   LHCW Hotel Operating Company (2002) LLC (DE)

      85. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

N.    MetLife Capital Trust IV (DE)

O.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Metropolitan Connecticut Property Ventures, LLC (DE)

      3.    MetLife Canadian Property Ventures LLC (NY)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

P.    MetLife Reinsurance Company of South Carolina (SC)

Q.    MetLife Investment Management, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 87.77% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.54% is owned by MetLife Insurance Company of Korea Limited, 2.67% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC; MCP SoCal Industrial-Redondo, LLC; MCP SoCal Industrial-Springdale, LLC; MCP SoCal Industrial-Concourse, LLC; MCP SoCal Industrial-Kellwood, LLC; MCP SoCal Industrial-Bernado, LLC; MCP SoCal Industrial-Canyon, LLC; MCP SoCal Industrial-Anaheim, LLC; MCP SoCal Industrial-LAX, LLC; MCP SoCal Industrial-Fullerton, LLC; MCP SoCal Industrial-Ontario, LLC; MCP SoCal Industrial-Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 100 Congress, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP Main Street Village, LLC; MCP Lodge At Lakecrest, LLC; MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP VOA Holdings, LLC; MCP VOA I & III, LLC and MCP VOA II, LLC.

R.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

S.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

T.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

U.    MetLife Capital Trust X (DE)

V.    Cova Life Management Company (DE)

W.    MetLife Reinsurance Company of Charleston (SC)

X.    MetLife Reinsurance Company of Vermont (VT)

Y.    Delaware American Life Insurance Company (DE)

Z.    Federal Flood Certification LLC (TX)

AA.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        aa) ZAO Master D (Russia)

                           1) Closed Joint Stock Company MetLife Insurance
                              Company (Russia) - 51% of Closed Joint Stock
                              Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                           1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv)  MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)   MetLife Bulgaria Services EOOD (Bulgaria)

                   vi)  MetLife Investment Management Limited (United Kingdom)

                   vii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Slovakia s.r.o. (Slovakia) - 99.956% of
                           MetLife Slovakia s.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           1) MetLife Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9836% of MetLife Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                           2) Metropolitan Life Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           1) MetLife Services Sp z.o.o. (Poland)

                           2) MetLife Towarzystwo Funduszy Inwestycyjnych,
                              S.A. (Poland)

                           3) MetLife Powszechne Towarzystwo Emerytalne S.A.
                              (Poland) - 50% of MetLife Powszechne Towarzystwo Emerytalne S.A. is owned by MetLife Towarzystwo Ubezpieczen na Zycie I Reasekuracji S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           1) American Life Insurance Company (CY) Limited
                              (Cyprus)

                           2) Hellenic Alico Life Insurance Company, Ltd.
                              (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) and the remaining is owned by a third party.

                       pp) ALICO Bulgaria Zhivotozastrahovat elno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Life Insurance S.A. (Greece)

                           1) MetLife Mutual Fund S.A. (Greece) - 90% of MetLife
                              Mutual Fund S.A. is owned by MetLife Life
                              Insurance S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. IGI Life Insurance Limited (Pakistan) - 12.296% of IGI Life Insurance Limited is owned by ALICO and the remaining is owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      7.    ALICO Management Services Limited (United Kingdom)

      8. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife Ukraine is owned by ALICO, 0.0006% is owned by ITAS and the remaining 0.0006% is owned by Borderland Investment Limited.

      9.    Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      10. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      11.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      12. MetLife Colombia Seguros de Vida S.A. (Colombia) - 90.9999942% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 9.0000011% is owned by ITAS, 0.0000016% is owned by Borderland Investments Limited, 0.0000016% by MetLife International Holdings, Inc. and 0.0000016% by Natiloportem Holdings, Inc..

      13. MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas, SA de CV is owned by ALICO and 0.0002454% is owned by ITAS.

      14. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      15. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      16.   Alpha Properties, Inc. (USA-Delaware)

      17.   Beta Properties, Inc. (USA-Delaware)

      18.   Delta Properties Japan, Inc. (USA-Delaware)

      19.   Epsilon Properties Japan, Inc. (USA-Delaware)

      20.   Iris Properties, Inc. (USA-Delaware)

      21.   Kappa Properties Japan, Inc. (USA-Delaware)

      22. UBB Zhivotozastrahovatelno Drujestvo AD (Bulgaria) - 40% of UBB Zhivotozastrahovatelno Drujestvo AD is owned by ALICO and the remaining by third parties.

      23. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties.

AB.   MetLife Global Benefits, Ltd. (Cayman Islands)

AC. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AD.   MetLife Consumer Services, Inc. (DE)

AE.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), each of which is incorporated in the State of Delaware, and the Depositor, which is incorporated in the State of Massachusetts shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of that person's service as a director, officer, or agent of the respective company, under certain circumstances, against liabilities and expenses incurred by such person (except, with respect to the Depositor, as described below regarding MetLife Employees).

As described in its governing documents, the Underwriter, which is incorporated in the state of Missouri, may indemnify, under certain circumstances, any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Underwriter. The Underwriter also has such other and further powers of indemnification as are not inconsistent with the laws of Missouri.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company serves as principal underwriter for New England Variable Life Separate Account. New England Securities Corporation served as principal underwriter until April 28, 2014. The other investment companies for which MetLife Investors Distribution Company acts as principal underwriter:

     Metropolitan Series Fund
     Met Investors Series Trust
     First MetLife Investors Variable Annuity Account One
     General American Separate Account Two
     General American Separate Account Eleven
     General American Separate Account Twenty-Eight
     General American Separate Account Twenty-Nine
     MetLife of CT Fund UL for Variable Life Insurance
     MetLife of CT Fund UL III for Variable Life Insurance
     MetLife of CT Separate Account Eleven for Variable Annuities
     MetLife of CT Separate Account QPN for Variable Annuities
     MetLife Investors Variable Annuity Account One
     MetLife Investors Variable Life Account One
     MetLife Investors USA Separate Account A
     MetLife investors USA Variable Life Account A
     Metropolitan Life Separate Account E
     Metropolitan Life Separate Account UL

     Metropolitan Life Variable Annuity Separate Account II
     Metropolitan Tower Separate Account One
     Metropolitan Tower Separate Account Two
     New England Life Retirement Investment Account
     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     Paragon Separate Account A
     Paragon Separate Account B
     Paragon Separate Account C
     Paragon Separate Account D
     Security Equity Separate Account Twenty-Six
     Security Equity Separate Account Twenty-Seven
     Separate Account No. 13S


(b) The directors and officers of the Registrant's principal underwriter, MetLife Investors Distribution Company, and their addresses are as follows:



NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH UNDERWRITER
------------------------------------   ---------------------------------------
Elizabeth M. Forget                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Paul A. LaPiana                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Gerard Nigro                        Director
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101




Lance Carlson                       President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101




Kieran R. Mullins                       Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Barbara A. Dare                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Donald Leintz                           Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John F. Kyne, III                       Vice President and Chief Compliance Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



John G. Martinez                        Vice President and Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647



Tyla L. Reynolds                        Vice President and Secretary
600 North King Street
Wilmington, DE 19801




Marlene B. Debel                    Treasurer
1095 Avenue of the Americas
New York, NY 10036



(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                                                                          (3)
                                                      (2)           COMPENSATION ON
                     (1)                       NET UNDERWRITING    EVENTS OCCASIONING       (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND     THE DEDUCTION OF A    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS     DEFERRED SALES LOAD   COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ --------------------- ------------- -------------
MetLife Investors Distribution Company....... $5,653,814                  --                --            --


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:


(a)  Registrant


(b)  Metropolitan Life Insurance Company
     200 Park Avenue
     New York, NY 10166


(c)  MetLife Investors Distribution Company
     1095 Avenue of the Americas
     New York, New York 10036



(d)  Metropolitan Life Insurance Company
     One Financial Center
     Boston, MA 02111


(e)  Metropolitan Life Insurance Company
     18210 Crane Nest Drive
     Tampa, FL 33647



ITEM 32. MANAGEMENT SERVICES

Not applicable

ITEM 33. FEE REPRESENTATION

New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on April 28, 2015.


                                    New England Variable Life Separate Account
                                                (Registrant)

                                     By: New England Life Insurance Company
                                                (Depositor)


                                     By: /s/ Peter H. Duffy
                                        ---------------------------------------
                                        Peter H. Duffy
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on April 28, 2015.



                                     New England Life Insurance Company


                                     By: /s/ Peter H. Duffy
                                        ---------------------------------------
                                        Peter H. Duffy
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 28, 2015.




             *                Chairman of the Board, President and Chief Executive Officer and a Director
------------------------
      Eric T. Steigerwalt
             *                Director
------------------------
      Steven H. Ashton
             *                Director
------------------------
    Kimberly A. Berwanger
             *                Director, Executive Vice President and Chief Accounting Officer
------------------------
      Peter M. Carlson
             *                Director
------------------------
        Kumar Das Gupta
             *                Director
------------------------
       Christine DeBiase
             *                Director
------------------------
       Meghan S. Doscher
             *                Director
------------------------
       Gene L. Lunman
             *                Vice President, Finance (Principal Financial Officer)
------------------------
      James J. Reilly



By: /s/ John M. Richards
     --------------------------------
     John M. Richards, Esq.
     Attorney-in-fact

* Executed by John M. Richards, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX


(n)              Consent of Independent Registered Public Accounting Firm

(r)              Powers of Attorney